UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-23235

                                          Morningstar Funds Trust

(Exact name of registrant as specified in charter)

Morningstar Funds Trust

22 W. Washington Street

                           Chicago, IL 60602

(Address of principal executive offices) (Zip code)

D. Scott Schilling

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

With a copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W., Suite 700

                             Washington, District of Columbia, 20006

    (Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 696-6000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

April 30, 2020

A N N U A L R E P O R T
Morningstar Funds Trust

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Unconstrained Allocation Fund

Morningstar Alternatives Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (e.g., custodian, financial adviser through which you invest or sponsor of the investment advisory program). Instead, the reports will be made available on a website (http://connect.rightprospectus.com/Morningstar), and you will be notified by mail or by such other manner as you have agreed upon with your financial intermediary each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund on your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (including through an investment advisory program sponsored by Morningstar Investment Services LLC or another financial institution), you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will to apply to all Morningstar Funds held with your financial intermediary.

Morningstar Funds Trust     April 30, 2020

Introduction

Morningstar Investment Management, LLC launched an open-end management investment company consisting of nine separate portfolios (each a fund) that span the investment opportunity set1. Most of these Funds were designed to provide exposure to a broad asset class, such as U.S. equities, while our active management of each Fund’s asset allocation and active managers (known as “subadvisers”) will adjust exposures to subasset classes (such as small-cap value) based on our valuation views and those of the subadvisers.

Concept and Structure

We created the Morningstar Funds Trust using an open architecture, multimanager approach, hiring as active subadvisers both institutional managers and other managers whose mutual funds were previously used in Morningstar® Managed PortfoliosSM. Our analysts and portfolio managers continually use research, data, and analysis from Morningstar, Inc. and its affiliates to study the subadvisers and their investments closely and determine which fit best with our investment philosophy and the investment objectives of each Morningstar Fund2. We have selected managers we believed were independent, skilled investors in their respective asset classes.

Consistent with our investment approach, our asset allocation process for the Morningstar Funds is based on fundamentals and driven by valuations. We look for asset classes and sub-asset classes around the globe that, in our view, offer fundamental value relative to price. Allocations within each Fund are in line with what we believe to reflect the best risk-adjusted opportunities.

How to Read This Report

This report outlines the structure and performance of the assets comprised by the Morningstar Funds Trust from May 1, 2019 through April 30, 2020. Included are fund holdings, positioning and performance summaries, including relevant commentary and examples that may aid understanding of returns for the year.

The commentary, views, and opinions in this report were current as of April 30, 2020. Our views reflect performance results net of fees and expenses as of the end of the reporting year.

Statements made within this report are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change views about individual holdings, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Morningstar Funds’ future investment intent.

1All references to “we” or “our” in this report, including the funds’ performance summaries, refer to Morningstar Investment Management, LLC.

2 Morningstar Funds Trust is an open-end management investment company registered under the Investment Company Act of 1940 (as amended). Use of the term “Morningstar Funds” hereafter refers to Morningstar Funds Trust, or its individual series, as applicable.

Morningstar Funds Trust     April 30, 2020

Morningstar Funds Trust     April 30, 2020

Statement of Shareholder Rights

It is important to note that as a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests.

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds.

The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (e.g. not a Morningstar employee).

More information about the Trustees is available at https://www.morningstar.com/company/morningstar-funds-governance.

The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. If you have comments or questions with respect to your investment in the Morningstar Funds, you may direct them to the Board of Trustees in the following ways:

By email: BoardofTrustees.MorningstarFundsTrust@morningstar.com

By mail:	Chair of the Board of Trustees of Morningstar Funds Trust c/o D. Scott Schilling, Chief Compliance Officer
22 West Washington Street Chicago, IL 60602

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders

To Our Shareholders:

Morningstar Funds Trust’s first full year in operation was one of the most extraordinary years in market history, with the coronavirus response igniting volatility and wrapping the near-term economic outlook with uncertainty. Whether we are entering a recovery and have experienced the lows of this cycle, or whether there will be a second wave of infections and markets fall, will only be known in the future.

As long-term investors we are fortunate that our investment approach doesn’t require an accurate rendering of the next 12 months. While the future is always uncertain, we believe that the prospective range of outcomes for markets and economies over the next 12 to 24 months is wider and less certain than any time since World War II.

To combat this uncertainty, we remain faithful adherents to our investment principles, which empower our investment decision-making and behaviors across market environments. And we continue to manage the Funds the Morningstar way—with independence, transparency, and for the long term.

Given our belief that the long term is what matters for investment success, we’ll avoid getting caught in a short-term relative performance derby1 in these annual letters. You will find comments on the investment results later in the report.

This letter will focus primarily on our investment approach, how we expect to deliver returns over time, and how we’ve responded to this uncertain period. I’ll aim to explain the elements that we view as important, and how we think about portfolio construction. As an investor (or shareholder) in the Funds, you’ll want to understand how the investments are managed. We’d expect the same if we found ourselves in your shoes. Near the end, we will provide brief updates on our efforts to keep costs low and on the Funds’ assets under management, or AUM.

Our Investment Approach

We believe that how we manage money is important for our investors to understand—if for no other reason than to interpret investment returns. Our approach is long-established, yet we believe it’s also unique in the market of multi-asset portfolio providers. Simply put, our high-conviction, active approach aims to outperform, but we would expect any outperformance to be lumpy, not a consistent string of wins.

The Morningstar Funds are actively managed in two ways. Across the Funds, we as the manager (or adviser) select active managers (or subadvisers) who make security-level decisions in their specialized area of expertise. And within the Funds, we actively allocate assets among subadvisers and ETFs based on our valuation-driven approach.

That is, we seek to find managers that are able to find investment opportunities, we allocate across these managers, and we identify asset allocation opportunities across markets. There will be more on these two key

1 Seth Klarman used this term in Margin of Safety. “Like dogs chasing their own tails, most institutional investors have become locked into a short-term, relative-performance derby. Numerous managers are provided daily comparisons of their results with those of managers at other firms. Frequent comparative ranking can only reinforce a short-term investment perspective. It is understandably difficult to maintain a long-term view when, faced with the penalties for poor short-term performance, the long-term view may well be from the unemployment line.”

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

elements of our investment approach—manager selection and asset allocation—later in the letter. Note that these services are generally equal in importance, depending on the Fund or if looked at from the managed portfolio perspective, however here we focus on selection first given the significant role of subadvisers in the Funds.

Across Funds, our investment principles guide our research and decision-making, and identifying subadvisers and investment opportunities (via ETFs) that we think may help deliver long-term risk-adjusted returns is where we spend all our time. The one key element that binds our approach and investment principles is time horizon.

Investing for the Long Term

While most advisors and investors are not aware of it, they have an advantage over most institutions, even without specialized investment skill or significant resources. Yet they struggle to take advantage of it. It’s an edge that hides in plain sight.

This edge is so well-hidden, in fact, that it’s often mistaken for error or poor investing skill. The edge is, simply, investing for the long run.

In 1936, British economist and investor John Maynard Keynes wrote the following insightful and timeless words:

Finally it is the long-term investor, he who most promotes the public interest, who will in practice come in for most criticism, wherever investment funds are managed by committees or boards or banks. For it is in the essence of his behavior that he should be eccentric, unconventional and rash in the eyes of average opinion. If he is successful, that will only confirm the general belief in his rashness; and if in the short run he is unsuccessful, which is very likely, he will not receive much mercy. Worldly wisdom teaches that it is better for reputation to fail conventionally than to succeed unconventionally.

The combination of an extended time horizon and an ability to ignore the opinions of the crowd means individuals and advisors are not subject to the same extreme pressure that professional money managers are under to outperform over the short term. Time horizon—and a willingness to be different—are arguably the two most important traits for successful long-term investors.

Now, clearly there’s a catch. If it were that easy, all professional money managers would develop their own idiosyncratic approach, hold investments through thick and thin, and be willing to often look out of step with the crowd. The catch is the institutional forces at work that make this approach next to impossible for many asset managers. But not for individuals and advisors.

The right investment approach for an individual is tailoring a strategy that is consistent with one’s goals. And provided the investments deliver the required returns over the long term, whether the underlying investments are ahead of a benchmark or competitor after three months is of little consequence.

Because the Morningstar Funds are designed as the core building blocks within our multi-asset strategies, we believe we are better able to take long-term investment views with less-certain payoff periods than if they were run in the more common way, as narrow asset class strategies (like large-cap growth or small-cap value).

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

Changing Nature of Active Management

We think the changing nature of active management is another advantage for us. The shortening of investment horizons is arguably tied to the rise of passive management, which appears to be a contradiction given passive funds’ apparent low turnover rates. If index-tracking ETFs aren’t frequently buying and selling stocks, how could they contribute to shortening horizons? Because as active management wanes in one part of the investing world, it seems to be rising in another.

There is much written about the future of active management and the transition from active mutual funds to passive mutual funds and ETFs. This is arguably one of the most powerful forces in the asset management industry, past or present. What qualifies as active management is complicated, but to simplify we suggest that any investor that doesn’t replicate the market capitalization of all tradable, investable assets, is in some way active.

Whether you are building a portfolio of individual stocks to try to outperform the market or seeking to own a personalized, goals-based strategy, you are taking an active position relative to the broader market, which is classically defined as all investable assets held in proportion to their abundance in the world. When looked at this way, the move-to-passive story becomes less clear. In our opinion, while the move to ETFs has led to less active security selection, especially in equity funds, it has likely been replaced by even more active management at the fund or strategy level. That is, those buying ETFs aren’t buying them for keeps. They’re using them to express active investment views and trading them frequently, invalidating the term “passive.”

This means to us that active management may not be in decline, rather that the type of active management is changing. More research is required to draw definitive conclusions about the impact of the rise of active asset allocation through ETFs on market prices and efficiency. On balance, we think it increases the opportunity set for fund managers who are able to take broader views on asset classes, sectors, industries, and other characteristics.

This opportunity may be through active asset allocation of sectors, industries, and countries across equity markets, and for bottom-up investors that can take more active risk by including focused exposure to these areas. While the game may be getting harder in the more narrowly defined subsectors, it may be an opening for those with a long time horizon and a high active share.

High Active Share

Active share is loosely defined as how different an investment strategy is from its benchmark. There’s been much debate on the merits of active share, often between firms defending their high- or low-active-share approaches. Still, the arguments are persuasive on both sides of the debate.

First, high active share should not be interpreted as having a higher likelihood of outperformance on its own. There is no evidence to support this claim when making appropriate adjustments. Like all things, one should be cautious in drawing conclusions from a single metric.

Second, if one is paying for the opportunity to outperform then the fees and expectations for this should be commensurate with the active share. It is hard to see justification for high active management fees if the strategy hugs an index.

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

We like to simplify things, and Sir John Templeton, one of the great investors of the 20th century, was a master at packing maximum wisdom in the fewest words. According to Sir John, it’s impossible to produce superior performance unless you do something different from the majority. We think the market does a good job of representing the majority, and high active share represents a form of doing something different. High active share equals opportunity, but the key ingredient is the insight to know what to own and what not to own.

If high active share were the road to outperformance, then one would need only an ability to randomly select a handful of stocks and wait for the money to roll in. Clearly, this is nonsense. A high-active-share strategy must be accompanied by an intelligent investment process, which again is the key ingredient. If you can combine both, then opportunity for outperformance is high. Far from a guarantee, as with all things investing, but high.

Author and academic Martijn Cremers, who coauthored a 2009 paper2 that introduced the active share concept, identified in a 2016 paper one key attribute that explains the apparent outperformance of high-active-share U.S. equity managers. And this relates to the holding period, or duration of the funds. Those funds with high active share and low turnover tended to do better on average. This makes sense to us.

Exhibit 1 More-Active Strategies Tend to Outperform Over the Long Term

Source: Cremers, M. 2016. “Active Share and the Three Pillars of Active Management: Skill, Conviction and Opportunity.” See online appendix at https://papers.ssrn.com/sol3/papers.cfm?abstract id=2891047

In our opinion, while certain strategies with lower active share and higher turnover can and do outperform, for fundamental investors time horizon seems to be the road less traveled. This concept of patient capital3 has been described as time horizon arbitrage and is tied to the idea of limits to arbitrage.

Why We Believe Patience Pays

Arbitrage typically refers to different prices set for the same asset, a condition that generally requires not enough market participants seeing the big picture. The astute investor can buy at the lower price and sell at the higher one, keeping the difference.

2 Cremers, M. & Petajisto, A. 2009. “How Active Is Your Fund Manager? A New Measure That Predicts Performance.” The Review of Financial Studies, Vol. 22, Iss. 9, P. 3329.

3 Cremers, M. & Pareek, A. 2016. “Patient capital outperformance: The investment skill of high active share managers who trade infrequently.” Journal of Financial Economics, Vol. 122, Iss. 2, P. 288.

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

Time horizon arbitrage is the idea that many investors are so focused on the short term, with lots of competition for investment results, that they don’t see the big picture, in this case the value of the investment for a long-term owner. Whether due to incentives or to psychology or career risk, there’s a reluctance to extend one’s horizon. With all the focus on winning over the short-term, this reduces the competition for information that is only relevant over the long term.

While there are no doubt opportunities over short horizons for talented investors and traders, as the time horizon extends, competition appears to decline. The desire or need for quick results is the siren song for most investors. This presents an arbitrage opportunity for those willing to tie themselves to the mast and wait patiently for potential returns.

This concept aligns to Andrei Shleifer and Robert Vishny’s seminal 1997 paper on the limits of arbitrage. Essentially, limits to arbitrage mean that there are barriers to asset prices reflecting all relevant information due to the realities of how markets work and constraints on real-world money management. While there are several limits identified in the current literature, Shleifer and Vishny4 pointed out that taking advantage of long-term mispricing is generally more challenging because arbitrageurs manage other people’s money, and the fund manager may be fired before their long-term investments deliver results. Despite attractive opportunities, these institutional forces can prevent professional managers from taking advantage.

The irony of the lack of competition for long-term investment ideas due to the institutional limits to arbitrage is that the benefits of compounding returns is best over very long horizons. Albert Einstein supposedly said that compound interest was the eighth wonder of the world, and even modest returns compounded over very long time periods turn into large sums. Legendary investor Warren Buffett said his life has been the product of compound interest.

Time horizon turns out to be critical for taking advantage of investment opportunities for truly active management and receiving the benefits of compound interest. One dollar invested in the U.S. large-cap stock market in 1926 would have been worth $9,244 at the close of 2019, according to the 2020 SBBI Classic Yearbook. That’s powerful compounding, but few people have the luxury of investing for 94 years.

Still, consider this: Of those 94 years, 73% yielded positive returns—roughly three of every four years. Yet, when the holding period rises to 10 years, the historical likelihood of positive returns jumps to 95%. And there has never been a 20-year period in which stocks lost ground5. We firmly believe that active management makes sense and feel it should be accompanied by long-term practices.

Active Management Across the Funds

As outlined in last year’s letter, Morningstar Funds serve two primary purposes: to achieve the investment objectives as outlined within the Funds’ prospectus, and to be the primary building blocks within some of our managed portfolios strategies. We manage the Funds differently from the average mutual fund to fulfill this dual purpose in two important ways.

4 Shleifer, A. & Vishny, R.W. 1997. “The Limits of Arbitrage.” The Journal of Finance, Vol. 52, No. 1., P. 35.

5 While the probability of potential negative returns decreases with time, the magnitude of potential losses increases with a longer investment horizon. Only when returns are mean-reverting (i.e., exhibit negative serial correlation) does the dispersion of returns decrease with an increasing investment horizon. See for example, Pastor & Stambaugh. 2012. “Are stocks really less volatile in the long run?” Journal of Finance, Vol. 67, P. 431.

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

First, for the benefit of implementation efficiency and investment flexibility, we designed the Funds to each be a large building block, like U.S. equity, rather than creating funds by style or market capitalization, as typically seen in the market.

And second, we express investment views within the Funds that deviate materially from benchmarks and category peers, leading to wider short-term relative return variation—and this is an essential feature of our investment approach and critical to our goal of long-term success.

Our active management ideas are built upon data and research from Morningstar, Inc. and are implemented through manager selection and asset allocation. We deploy subadvisers to manage a portion of the Funds’ assets to identify opportunities through active security selection. And we allocate across ETFs and subadvisers to reflect our valuation-driven investment views, which we will cover in greater detail later in the letter.

Our approach to manager (i.e., subadviser) selection is to conduct significant amounts of work up front and hold them for the long term. We typically identify managers that share many of the core investment principles that guide us when building and managing investment strategies. For example, the subadvisers in the Morningstar Funds typically define their investment time horizons in years, rather than quarters, echoing our own emphasis on investing for the long term.

The Problem of Overdiversification

One of the major challenges when one investment manager (or adviser) hires other managers (or subadvisers) to manage sleeves of assets within a portfolio is overdiversification. While diversification is sensible and what legendary investor Benjamin Graham called “the companion (to) the margin-of-safety principle,”6 it can also be overdone in this so-called manager-of-managers structure.

To that end, we—as a manager of managers—seek subadvisers that we have a high conviction in over the long term. Through the avoidance of process and opportunity set duplication, we seek to get the benefits of diversification with the fewest subadvisers necessary. Having unique investment advantages and appropriately resourced organizations is critical for an effective subadviser, we believe. Also, we prefer investment teams unfettered by business risk constraints; those who operate with an alignment of interest with underlying investors through co-investment, ownership, and incentives; specialized teams not trying to do many different things; and those with experience managing over multiple market cycles together.

And as you can imagine, investment teams that tick many of these boxes don’t grow on trees. We’d much prefer to operate with a broader mandate and allocate more to our top managers than operate in a more diversified way, just for the sake of diversification, and go with our 38th, 39th, and 40th picks, for example. We spend lots of time upfront working across a very large universe of possible managers to arrive at our list of subadvisers. And assuming these attributes remain intact, to paraphrase Warren Buffett, our favorite holding period is forever7.

6 See Graham, B. 2006. The Intelligent Investor: The Definitive Book on Value Investing (New York: HarperCollins). The concept of a margin of safety is to buy an asset at a substantial discount to its intrinsic value to protect against loss. Graham writes that “there is a close logical connection between the concept of a safety margin and the principle of diversification” because “even with the margin in the investor’s favor, an individual security may work out badly … but as the number of such commitments is increased the more certain does it become that the aggregate of the profits will exceed the aggregate of the losses.”

7 In his 1998 Letter to Berkshire Hathaway Letter to Shareholders, Warren Buffett wrote that “when we own portions of outstanding businesses with outstanding managements, our favorite holding period is forever.”

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

The Problem of Turnover

Another major challenge facing a manager-of-managers structure is turnover. Short time frames for evaluating subadvisers combined with the human desire to be doing something at all times destines many strategies for higher activity. To the man with the hammer, every problem looks like a nail, and in a manager-of-managers structure the solution is often subadviser replacement. Compounding this psychological predisposition to make a change is the external pressure of wanting to see “something be done,” particularly if performance over a short-term period is at or below the benchmark. Like the soccer goalkeeper defending a penalty kick, standing in the middle and not moving one way or another doesn’t play well as a strategy in his or her mind nor as a potential explanation to coaches, fans, or the media. Far less courage is needed to dive left or right to block the shot than to stand still knowing that doing so increases your chances of success.

Unfortunately, the exiting manager fired for short-term underperformance likely holds an attractive portfolio, and the manager being appointed almost certainly has performed better recently and is more likely to carry a portfolio that is overvalued. Yet, presentations to boards or committees with managers at the bottom of categories over the last three or five years are as rare as hen’s teeth. While uncommon, using poor recent performance as a selection trait may well be better than using recent outperformance. It’s likely another argument for sitting pat and doing nothing, as studies of goalkeeper penalty shots highlighted8. But like the goalie afraid to lose his job, the person in charge of a manager-of-managers strategy may find it a hard strategy to defend to superiors.

Selecting subadvisers that we hope will outperform over the long term should be a very challenging, time-consuming, and expensive undertaking. And while it may be necessary to change a subadviser from time-to-time—perhaps due to process drift or a loss of talent—excessive manager turnover is one of the dangers and destroyers of value for investors. We are acutely aware of this risk and work hard to avoid this common pitfall.

To achieve our Funds’ investment objectives, we have assembled what we believe to be some of the most talented subadvisers. We’ve combined them thoughtfully, with an eye toward holistic portfolio construction within each Fund. All the while we have been mindful to focus on having fewer subadvisers and to do plenty of work up front to allow us to avoid the unnecessary manager turnover.

Valuation-Driven Asset Allocation

The second—and equally important—pillar to actively managing the Morningstar Funds is our valuation-driven investment views. The nine Funds are used as multi-asset building blocks in our managed portfolios, and being able to allocate to attractive markets is essential for this purpose. Through fundamental research we identify attractive equity, fixed income, and currency markets. And we use this research to take advantage of the attractive reward/risk opportunities around the world. Given our desire to leave subadvisers to do what they do best, we seek to use fundamental analysis and valuation work to shift mutual fund allocations toward the desired exposures. ETFs are the primary tool for expressing our more targeted asset allocations views beyond those represented by our allocations to the bottom-up exposures of the subadvisers.

8 In the fascinating paper, researchers showed that goal keepers moved left or right 94% of the time, while the direction of the kick was right down the middle 39% of the time. Cleary doing nothing was the better move. Journal of Economic Psychology (2007), “Action bias among elite soccer goalkeepers: The case of penalty kicks”

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

We implement allocation ideas using ETFs in two main ways: to increase exposures to our best asset allocation investment ideas and for diversification. In the case of the former, we use ETFs where the aggregation of subadviser positions lacks exposure to parts of the markets we find attractive. This diversification use is much less common, but we may include ETFs that we think can balance concentrated portfolio exposures, especially if the exposures depend on particular market conditions such as inflation, growth, or recession.

How we use ETFs to implement our best ideas depends on the Fund. In Funds with greater asset allocation latitude, such as Morningstar Global Income and Morningstar Unconstrained Allocation, we own ETFs that reflect our highest conviction investment ideas. Meanwhile in our Funds that have less latitude for asset allocation, such as Morningstar U.S. Equity and Morningstar International Equity, we seek to hold positions in our highest conviction ideas in weights that are unlikely to be able to be reflected in the aggregation of subadviser views. It’s a subtle difference; the important point is that we use ETFs to implement our own active investment ideas.

With valuation-driven asset allocation being such an important element of our approach, we’d like to devote some time explaining the core element of this process. To start, it’s important to remember that, in the case of investing in stocks, ultimately we’re investing in a fraction of a company or group of companies. Bonds may be issued by companies or governments and are really loans representing a series of contractual cash flows to the investor. Whether investing in stocks or bonds, the value for the owner comes from cash flows expected to be received in the future.

These cash flows are coupons for bonds and dividends and share buybacks for stocks. For stocks, we would expect those cash flows to grow as the underlying business grows, largely due to reinvestment back into businesses. Also, it’s very important to remember that stock prices follow the cash flows that companies deliver over time. We are long-term investors, which here means that to arrive at a value for a security or group of securities like an ETF, we need to estimate cash flows and the rate they might grow over the very long-term, rather than just the next quarter or next year.

Using this information, we estimate the intrinsic value, or what we would pay today to receive all of those future cash flows, discounted back to the present using a rate that compensates investors for the uncertainty of the cash flow. That may sound complicated, but the goal is simple: Estimating the intrinsic value allows us to compare what we think a stock is worth to its price. If we think an investment is worth more than its price, we think eventually the market will recognize this and the price will rise to the fair value or beyond it.

To compare assets to one another, we calculate another figure, called the expected return implied by our valuations and prices, which we term Valuation-Implied Return. The implied return estimate is the annualized return we would expect if we invested in an asset class and reinvested the cash flow over the next decade, assuming prices end up at our fair value price. Also, we adjust these estimates for inflation, so we would expect the actual annual returns to be higher than our estimates by about 2 percentage points (or the anticipated rate of inflation).

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

Exhibit 2 Employing Fundamentals to Calculate Expected Returns

Source: Morningstar Investment Management. For illustrative purposes only.

These are just estimates based on our research; in reality, returns can be very different, and it helps to think about them as the mid-point in a range of potential outcomes. We believe it’s best to think about potential investment outcomes probabilistically. This doesn’t come naturally to most, but an analogy that helps illustrate this approach is thinking about odds in horse racing. Many outcomes are possible for each race, but the bettor at the track needs to consider what the odds are relative to the probability that each horse wins. We might think of the odds as a market pricing mechanism prone to the impact of popularity—the more people bet on a horse, the lower its odds go (i.e., the lower the potential payoff), and vice versa.

Our valuation-driven approach covers more than 200 equity markets, 150 fixed-income markets and more than 30 currencies. We simply seek to invest in assets with the highest expected returns implied by our valuations, and the lowest expected downside, across this universe, recognizing that things can and will deviate from these estimates.

This approach allows us to take active investment positions that reflect both the views of the underlying sub-advisers and our valuation-driven asset allocation. Having a long time horizon, high active share, and the ability to take advantage of a broader opportunity set may be benefiting from the rise of short-term active asset allocation through ETFs. We feel being able to utilize both levers improves our chances of long-term success.

Investing Through Uncertainty

In last year’s letter, we pointed out that “at the index level, price/earnings ratios are elevated, and bond yields and corporate spreads are low. While uncertainty remains high, markets appear to be reflecting lower levels of risk aversion from investors in what could be described as complacency. This is an environment where we believe more caution is warranted, balanced against generating long-term returns.”

While our suggestion for caution was warranted, we in no way predicted the events of early 2020 and COVID-19. While we are grateful that we weren’t overweight risk assets, the markets that we encountered in 2020 were not kind to our investment positioning. Before delving into this, we’d like to share some perspective on this market environment and its implications.

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

First, we think it is important to point out that the COVID-19 crisis is a unique event that has no real parallel in history. There have been pandemics and recessions, but something of this nature is unique. And while there is still great uncertainty about the duration of the coronavirus and the potential for a second or third wave, the severity is becoming better understood and treatments are becoming more effective. We are not epidemiologists; however, we are hopeful that the worst case is off the table and it is a matter of waiting for a vaccine, improving medical treatment, practicing commerce-friendly social distancing, and building herd immunity. The range of outcomes on the health side seem to have narrowed.

Economies and markets are always uncertain, however the extremity of this event makes it particularly challenging. The decision to shut down large parts of the global economy at close to the same time is unprecedented, meaning we don’t have handy analogues or base cases to help us understand the impact and potential paths out of this event. Given the significance of the shutdown there is a wider range of outcomes on the economic impact, and the road to recovery.

The good news is that governments around the world responded quickly and significantly. Central banks are designed to be the lender and financial asset buyer of last resort in each country, and national treasuries are the spender and employer of last resort, and they are performing their roles.

During periods of economic contraction, fiscal policy is an effective tool for stimulating demand and almost all developed governments have the tools they will need to respond. There will be much debate about the long-term implications of the central banks entering capital markets more fully and governments running large deficits. However, these are frankly considerations that should be dealt with in the future, as the prospect of double-digit unemployment and annualized quarterly GDP contractions of greater than 20% should remain front of mind.

Importantly, the drivers of this contraction are the shutdowns and self-imposed restrictions, and the biggest stimulus will be a return to our day-to-day lives—governments need to help us get there and bridge the gap. The debate now is really about the duration of the contraction, the speed of the recovery, and the long-term impact on consumer behavior and corporate spending patterns.

We don’t know what the short-term path will be, however over the longer term we can be a lot more confident that economies and companies will recover. And that much more will be the same than different with consumer behavior and corporate spending patterns.

Positioning for Long-Term Performance

While we remained positive on the long-term prospects for economies and markets during the sell-off this spring, it was clear things were going to get worse in the short term. During March, markets appeared to be pricing that things would get worse and stay worse in certain parts of the market. In fact, prices suggested very negative outcomes and, in some areas, outright disaster.

This meant that the potential reward for bearing risk improved materially, following one of the most rapid changes in the investment environment we’ve ever seen. For long-term, value investors like ourselves, the

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

opportunity set got a lot better and meant the potential for higher returns for our shareholders increased. The tail end of February, March, and April were a time to lengthen one’s investment horizon and to take advantage of the market environment, if you could.

An improved opportunity set also meant that in general many of the stocks or bonds that we and our subadvisors liked didn’t fare as well as the broader market. For example, the pandemic and subsequent lockdowns favored companies that would benefit from work-from-home consumers or were internet-related, had strong balance sheets, benefited from globally diversified revenues, or their businesses were defensive by nature (meaning demand for their products is less dependent on the strength of the economy). The communications, consumer staples, healthcare, and information technology sectors performed well, especially IT.

We had some exposure to those markets—we liked U.S. consumer staples and European healthcare, for example, since we viewed both as better priced than the broader global equity market. However, by and large, the stocks we preferred were stocks that would be classified as “value” with low price-to-earnings, low price-to-cash flow and price-to-book ratios (“growth” stocks tend to be those trading at high P/E, high P/CF ratios and P/B ratios), and cyclical sectors like financials and energy. At the same time, U.S. stocks appeared overpriced relative to international and emerging-markets stocks. At the multi-asset level, we were underweight stocks, held higher-quality fixed-income portfolios, and had higher cash levels, which insulated portfolios somewhat. However, the severity of the sell-off in equity markets was concentrated in the energy and cyclical sectors, causing many of our Funds to underperform during 2020.

This is a short time period, and, as we explained, we are long-term investors. We highlight this for two reasons. First, we talked about caution being warranted last year, and it’s more than fair to ask about how we did during this challenging period. And second, the things that we liked at the beginning of the year across our subadvisers and valuation-driven investment strategy became a lot more attractive during March. While markets have rallied since late March, it has been far from even and has generally continued to favor internet-related businesses over value stocks.

Of course, the Funds vary in their investment strategy and cover different asset classes, geographies, and investment styles. The comments that follow will relate to some but not all Funds, however these are big themes influencing our investment strategy and decisions.

With that said, there are two main themes to the current investment environment that we feel are important to understand as investors. Stocks classified as “value” are trading at low levels relative to stocks classified as “growth,” and international (both developed- and emerging-markets) stocks are cheap relative to U.S. stocks. However, stocks, in aggregate, have rallied a lot, which makes the current environment especially tricky.

First, the spread between value and growth stocks in the U.S. is about as wide as it has ever been. While there are legitimate reasons to like the companies that make up the largest part of the growth index, they are priced for their tremendous success to continue and then some. The following chart demonstrates the spread—growth (5th percentile) is near an all-time high P/CF multiple, while value (95th percentile) is near an all-time low:

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

Exhibit 3 Price to Cash Flow (P/CF) Multiples (y-axis) for Growth and Value Show Widening Spread Over Time

Source: Ken French Data Library, Verdad Advisers, Morningstar Investment Management. P/CF multiples are a valuation metric that represent the ratio of an asset’s price to its trailing 12-month cash flows. For illustrative purposes only.

This spread corresponds to high-P/CF, large, growth companies and low-P/CF, small, value companies. We believe the Funds are generally positioned to take advantage of a narrowing of this spread.

Second, international stocks in U.S. dollars have experienced their worst relative performance decade on record. While international stocks have faced more challenges, the U.S. has benefited from positive tailwinds, such as emerging as the world’s superpower after World War II and being home to arguably the best companies in the world. Still, what matters is what’s priced into markets.

The higher that U.S. stock prices rise relative to international developed- and emerging-markets stock prices, the more certainty is required to believe these advantages will continue into the future, forever. The following chart highlights the valuation comparison for U.S. stocks:

Exhibit 4 CAPE Ratios Show Valuation Gap Between U.S. and International Markets

Source: Morningstar Investment Management LLC. For illustrative purposes only. Cyclically-adjusted Price to Earnings (or CAPE) ratios are a valuation metric that compare an asset’s price to its per-share earnings averaged over the past 10 years.

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

When we convert the spread between large growth and small value; international developed, emerging markets and U.S.; and U.S. energy and U.S. information technology, we get the following forward-looking valuation-implied expected returns over the next decade:

Exhibit 5 Our Estimates Show Gaps in Expected Returns Across Select Geographies, Sizes/Styles, and Sectors

Source: Morningstar Investment Management. For illustrative purposes only. Expected return estimates are forecasts based on our research and beliefs and do not guarantee future results; they estimate annual performance over the next full market cycle (10 years). Data as of 04/30/2020.

Our understanding of the data leaves us very constructive on value, cyclical sectors like energy, and international developed- and emerging-markets stocks. At present, the market strongly prefers the opposite, and this has meant that our portfolios have looked out of step with the crowd.

Of course, we are aware that valuation discrepancies don’t indicate timing—and in fact, as Keynes said, “markets can remain irrational longer than you can remain solvent”—so we regularly play devil’s advocate with our views and include diversifying exposures where we think they can act as true hedges. However, given the magnitude of the current spreads between value/growth and U.S /international relative to history, we believe we would be doing investors a disservice if we weren’t able to weather shorter-term underperformance for what appears to us to be extremely attractive opportunity for potential long-term returns.

Although we delved into the current positioning, it’s important to remember that we are managing these Funds for the long term. Through designing the Funds as building blocks with wider mandates, we are better able to navigate through different environments. And past performance experiences do not indicate future results, so we will strive to take advantage of our long horizon, investing with conviction via our subadvisers and our actively managed allocations.

We’ve Taken Further Strides to Lower Fees

Much of last year’s annual letter was devoted to explaining the mutual fund fees and how we believed investors should interpret them.

Since last year, we included a portion of the Acquired Fund Fees and Expenses (AFFE) as part of a new contractual waiver to ensure these costs borne by shareholders are in line with the commitments that we made

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

when the Funds were created. Previously we waived the fees using a voluntary waiver, and that created differences in expense ratios reported between the annual report and prospectus. As we mentioned last year:

We remain committed to waiving fees to the equivalent of Total Annual Operating Expenses listed in the initial prospectuses— we don’t expect to include dividend & interest expense on shorts in the voluntary waiver.

The voluntary waiver will no longer be required as the implementation will occur in a similar way to the implementation of the contractual waivers for the expense caps. These are now committed as lower fees and reflected in the prospectus.

This a further step for us to honor the commitment we have made to be transparent on fees and deliver on the fees when we set up the Funds. As mentioned above, last year we devoted the letter mostly to fees and this year we have emphasized how we are managing the Funds.

Assets Under Management (AUM) Grew 60%

Morningstar Funds were not built to raise assets within a category or part of the market, unlike some mutual fund families in the market. Morningstar Funds were created to play a critical role in the managed portfolios of the clients of the numerous financial advisors that we serve across the United States.

Why does AUM matter? Because scale drives costs lower for investors. The Funds’ growth will enable us to honor the fee levels we communicated when we designed the Funds without the need to have contractual waivers.

Over the course of the year, the Funds’ AUM increased to $3.7 billion from $2.3 billion, which is encouraging to see. This involved the migration of assets across our managed portfolios offerings.

Summary

This is our first full year of operations, and we felt it was important to explain our investment approach and how we have built and are managing the Funds. The Funds have been designed to form the building blocks for multi-asset strategies to take advantage of investment opportunities across individual securities and asset classes.

There’s been much discussion and debate about the future of active management. To state it clearly, we are firm believers in active management and our Funds reflect this conviction. Actively managed, they’re designed to deliver results over the long term, guided by our research, we believe.

With the rise of ETF-based active asset allocation and the desire to hew more closely to benchmarks and produce results over shorter time periods, we are optimistic about the long-term opportunity for active management. This improving opportunity aligns well with a long horizon and a willingness to be different.

The combination of what we believe to be outstanding subadvisers and our valuation-driven asset allocation over the long term are the key ingredients to our strategy. One should expect relative results to be lumpy, as

Morningstar Funds Trust     April 30, 2020

Letter to Shareholders (continued)

we take a patient approach and at times deviate materially from indexes and categories. This, we believe, is essential for long-term success.

We thank you for the trust you and your financial advisor have placed in us, and look forward to managing these Funds for decades to come.

Best Regards,

Daniel Needham

President and CIO

Morningstar Investment Management

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar U.S. Equity Fund

General Information
Net Asset Value Per Share	$9.27
Total Net Assets (millions)	$1,179
Net Expense Ratio(a)	0.81%
Gross Expense Ratio(a)	0.93%
Portfolio Turnover Rate	58%
Number of Companies	307
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$28.83
Price-to-Earnings Ratio(b)	15.56

Ten Largest Equities (%)(c)(d)(e)
Amazon.com, Inc.	1.8
Apple, Inc.	1.3
Pfizer, Inc.	1.3
JPMorgan Chase & Co.	1.2
Microsoft Corp.	1.2
AbbVie, Inc.	1.2
Archer-Daniels-Midland Co.	1.1
DuPont de Nemours, Inc.	1.0
Facebook, Inc., Class A	1.0
Intel Corp.	1.0

Asset Allocation

Sector Diversification (%)(c)(d)
Consumer, Noncyclical	19.1
Financial	16.9
Technology	11.2
Industrial	9.6
Consumer, Cyclical	8.5
Communications	7.4
Basic Materials	3.5
Utilities	3.5
Energy	2.0

* Includes, if any, cash, short-term investments, receivables, payables and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.85% (the Supplemental Expense Limitation Agreement).

(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources deemed reliable.

(c) Percentages shown are based on Net Assets

(d) Excludes Investment Companies and Other.

(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar U.S. Equity Fund

Investment Objective

Morningstar U.S. Equity Fund seeks long-term capital appreciation.

Investment Strategies

In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in real estate investment trusts (REITs) and non-U.S. companies. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar U.S. Equity Fund returned -11.42% over the fiscal year ending April 30, 2020. The Fund’s benchmark, the Morningstar U.S. Market Index (the “Index”), posted only a modestly negative return of -0.56%. Global markets sold off several times during the period, including downturns in May and August of 2019. But most notably, stocks plunged into a full-fledged bear market in February and March of 2020 in response to the COVID-19 pandemic, which spurred a dramatic shut-down of the world economy. In all three of these downturns, value stocks were punished more severely than growth stocks. Indeed, for the 12-month period ending April 30, 2020, the Morningstar U.S. Value Index notched a loss of -12.69%, in glaring contrast to the Morningstar U.S. Growth Index’s 12.85% gain. The spread between the performance of growth stocks and value stocks, by that measure, was a whopping 25 percentage points. Meanwhile, small-cap stocks were hit hard relative to large-cap names, particularly in the February-March 2020 selloff. For example, the Morningstar U.S. Small Value Index lost -29.41% in March alone. It was down -28.78% for the 12-month period.

If nothing else, we are valuation-driven investors. And given what we considered high 2019 valuations in traditional growth sectors, such as technology and communications services (where some social-media and streaming companies are housed), the Fund was positioned more like a value fund than usual during the period. It had overweights to traditional value sectors such as financials, energy, and industrials, with underweights to technology and communications services. The Fund thus performed more in line with the value indexes than the growth indexes over this period. Amid the pandemic-driven market decline, investors fled economically sensitive stocks like those of banks and manufacturers. Energy-related stocks—including the pipeline/infrastructure stocks we had been favoring—were hit first by a spat between OPEC and Russia in early March 2020 that led to a supply glut, and then again by a plunge in oil demand following global stay-at-home orders. These sectors took a toll on the portfolio during the downturn. Meanwhile, given that the Fund was designed to provide participation in the full range of U.S. market capitalization, it diversifies meaningfully into mid-and small-cap stocks. As mentioned above, small-cap stocks were hit hard by the COVID-19 market meltdown. With regard to the Fund’s subadvisers, Levin Easterly Partners LLC had a tough performance stretch in 2019. Diamond Hill Capital Management, Inc.’s mid-cap portfolio was positioned with more of a cyclical cast than usual, so it suffered disproportionately on the downside. And while large-growth manager, ClearBridge Investments, LLC, benefited from the outperformance of growth stocks, it nonetheless trailed its large-growth style benchmark by some six percentage points over the one-year period.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

We did maintain dedicated ETF positions in health care and consumer staples for defensive cushioning, and those sectors held up well when other sectors fell. Also, the Fund’s growth-style subadvisers outperformed the value subadvisers over the past year as one would have expected, given the return disparity between growth and value stocks. But the portfolio’s overall value leanings dominated for the period.

After the market bottom on March 23, 2020, some of the economically sensitive stocks that sold off amid the February/March panic rebounded powerfully. As an extreme example, the two energy ETFs owned in the portfolio were each up more than 56% from March 24 through April 30. (We added to the energy position near the bottom, and that helped returns in the rebound.) But other hard-hit areas also bounced strongly, including small-caps. As a result, the Fund’s performance was fairly robust following the March 23 market bottom. From March 24 through April 30, the Fund gained 33.00%, a couple of percentage points more than the Index.

There is a wide performance dispersion between value and growth stocks looking back not only one year, but for the two-and three-year periods as well. We believe these types of dislocations tend to even out over time. We are paying plenty of attention to the overall balance of the portfolio, but we think value stocks have further room to improve relative to growth stocks. So far this year we have witnessed an historically unusual market environment, to be sure. As always, we endeavor to look through the present noise toward the future. Taking advantage of our team’s deep research and valuation analysis, our focus is positioning the portfolio in the best-valued opportunities with a three- to five-year mindset.

Investment Subadvisers:

ClearBridge Investments, LLC

Diversified large-cap growth equity across stable, cyclical and select growth companies.

Diamond Hill Capital Management, Inc.

Targeted exposure to U.S. mid-cap value companies.

Levin Easterly Partners LLC

Provides large-cap blend U.S equity exposure.

Massachusetts Financial Services Company, d/b/a MFS Investment Management

Provides large-cap value exposure, favoring higher-quality, value companies with stronger balance sheets and more consistent profitability.

Wasatch Advisors, Inc.

Small-/mid-cap growth companies with the potential to deliver more stable profits while avoiding earlier-stage companies that may lack a proven track record of revenues and earnings.

Westwood Management Corp.

Provides small-cap equity with an emphasis on value.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar U.S. Equity Fund	-11.42%	-3.55%
Morningstar U.S. Market Index[1]	-0.56%	5.71%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar U.S. Equity Fund shares versus the Morningstar U.S. Market Index (“the Index”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar U.S. Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar U.S. Equity Fund

This chart does not imply future performance.

1The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar International Equity Fund

General Information
Net Asset Value Per Share	$8.76
Total Net Assets (millions)	$764
Net Expense Ratio(a)	0.92%
Gross Expense Ratio(a)	1.14%
Portfolio Turnover Rate	36%
Number of Companies	232
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$30.67
Price-to-Earnings Ratio(b)	12.69
Countries Represented	44
Emerging Markets(c)(d)	25.6%

Ten Largest Equities (%)(c)(d)(e)
Allianz S.E.	1.5
Glencore PLC	1.4
Daimler A.G.	1.3
BNP Paribas S.A.	1.3
Bayerische Motoren Werke A.G.	1.1
Lloyds Banking Group PLC	1.1
Credit Suisse Group A.G.	1.1
Continental A.G.	1.1
Intesa Sanpaolo S.p.A.	1.1
Tencent Holdings Ltd.	1.1

Asset Allocation

Sector Diversification (%)(c)(d)
Financial	17.3
Consumer, Noncyclical	12.5
Consumer, Cyclical	11.3
Industrial	8.7
Communications	8.5
Technology	7.7
Basic Materials	4.5
Energy	2.0
Diversified	0.2
Utilities	0.1

Region Diversification (%)(c)(d)
Europe (excluding United Kingdom)	31.2
Pacific (excluding Japan)	21.5
United Kingdom	8.5
Japan	4.5
Latin America	3.1
Africa	1.6
Canada	1.2
Middle East	0.9
United States	0.3

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 1.00% (the Supplemental Expense Limitation Agreement).

(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources deemed reliable.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar International Equity Fund

Investment Objective

Morningstar International Equity Fund seeks long-term capital appreciation.

Investment Strategies

In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80-100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar International Equity Fund had a total return of -16.65% for the fiscal year ending April 30, 2020, compared to -11.59% for the Morningstar Global Markets ex U.S. Index (net) (the “Index”).

After posting healthy gains through 2019, global stocks declined swiftly in March of 2020 as fears related to the COVID-19 pandemic took hold. All regions and sectors were negatively impacted, with defensive sectors such as consumer staples and health care holding up relatively well. Japanese stocks also performed better than the broader market, as investors sought out the safety of companies with healthy balance sheets.

While the International Equity Fund held positions in some of the aforementioned defensive areas of the market, the portfolio’s strong tilt toward more value-oriented sectors weighed heavily on its returns. Positions in European financials, consumer discretionary, and energy names witnessed steep losses as investors began to fret about the impact of the virus on economic growth and the prospect of low interest rates. Energy stocks were the worst performing sector as demand for oil crumbled, leaving the oil market oversupplied even after belated production cuts from OPEC. By the end of the fiscal year, the spread between value and growth stocks had reached extreme levels, with MSCI EAFE Growth index outperforming the MSCI EAFE Value index by more than 18 percentage points over the one-year period.

From a country perspective, much of the Fund’s underperformance versus the Index owed to its overweight in the U.K. and Germany, both of which trace indirectly to our allocation to Harris Associates L.P.’s investment mandate, along with a UK-focused ETF position. Lazard Asset Management LLC, the Fund’s subadviser that focuses on value-oriented stocks within emerging-market equities, lagged its style benchmark for the one-year period, due to overweights in Latin America and Russia.

There were some relative bright spots. The Fund’s growth-oriented subadvisers T. Rowe Price Associates, Inc. and Harding Loevner L.P. contributed positively to the Fund’s results, outperforming their respective style benchmarks. The Fund’s position in a Japan-focused ETF also provided ballast.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar International Equity Fund

Despite the Fund’s disappointing absolute and relative results, we remain committed to our valuation-oriented approach and with lower valuations across much of the portfolio, we remain optimistic about the Fund’s prospects.

Investment Subadvisers:

Harding Loevner L.P.

Provides growth-leaning exposure to non-U.S. developed equity markets.

Harris Associates L.P.

Provides exposure to value-leaning, non-U.S. developed equity markets.

Lazard Asset Management LLC

Provides active equity exposure to emerging-markets value companies.

T. Rowe Price Associates, Inc.

Provides active exposure to emerging-markets growth companies.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar International Equity Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar International Equity Fund	-16.65%	-6.70%
Morningstar Global Markets ex U.S. Index (net)[1]	-11.59%	-3.83%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar International Equity Fund shares versus the Morningstar Global Markets ex U.S. Index (net) ( “the Index” ) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar International Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar International Equity Fund

This chart does not imply future performance.

1The Morningstar Global Markets ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked-in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Global Income Fund

General Information
Net Asset Value Per Share	$9.54
Total Net Assets (millions)	$235
Net Expense Ratio(a)	0.58%
Gross Expense Ratio(a)	0.64%
Portfolio Turnover Rate	62%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Equity Portfolio (45.9%)

Number of Common Stocks	36

Five Largest Sectors (%)(b)(c)
Consumer, Noncyclical	11.5
Financial	10.5
Utilities	6.6
Communications	6.5
Industrial	2.9

Ten Largest Equities (%)(b)(c)(d)
Ascendas Real Estate Investment Trust	2.0
Novartis A.G. ADR	2.0
GlaxoSmithKline PLC	1.9
Iberdrola S.A.	1.9
NextEra Energy, Inc.	1.8
Sanofi ADR	1.8
BCE, Inc.	1.8
Softbank Corp.	1.7
Sonic Healthcare Ltd.	1.6
AT&T, Inc.	1.6

Asset Allocation

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.89% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.75% (the Supplemental Expense Limitation Agreement).

(b) Percentages shown are based on Net Assets.

(c) Excludes Investment Companies and Other.

(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Global Income Fund

Investment Objective

Morningstar Global Income Fund seeks current income and long-term capital appreciation.

Investment Strategies

In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the portfolio management team’s assessment of their valuations, fundamental health, and income levels. Under normal circumstances, the Fund will invest at least 20% (or, if market conditions are unfavorable, at least 10%) of assets in securities of issuers domiciled outside of the United States and may invest up to 100% assets in such securities.

The Fund invests in income-generating equity securities, which may include common stocks, convertible securities, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The Fund may invest in companies of any size from any country, including emerging markets.

The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, and floating-rate notes. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Global Income Fund lost -5.73% for the fiscal year ending April 30, 2020, underperforming the Fund’s blended benchmark (75% Morningstar Global Ex U.S. Index (net), 25% Bloomberg Barclays Multiverse Total Return Index), which lost -2.78% for the same period.

The trailing 12 months were a tough period for income producing asset classes. The typical higher-yielding equity sectors, including energy, REITs, and financials, all underperformed the broad equity market despite falling rates. On the fixed-income side, credit exposures were hit hard during the sell-off in the first quarter of 2020, while Treasury bonds served as safe heaven assets, with long-term Treasury bonds generating the best performance across all asset classes in the Fund over the past 12 months.

The Fund’s holdings generally gained ground through 2019, with the largest gains coming from Schafer Cullen Capital Management, Inc., which is the sole subadviser that invests in global dividend stocks. During the sell-off in the first quarter of 2020, the Fund’s equity exposures were the main performance detractors. Particular exposures, including exposure to MLPs and energy infrastructure, U.K. equities, and European telecom dragged on returns. Strong performance from long-term Treasuries helped close the gap. Allocations to intermediate-term bonds and agency mortgage-backed securities also contributed positively to the relative performance.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Global Income Fund

Investment Subadviser:

Schafer Cullen Capital Management, Inc.

Global income that seeks exposure to attractively priced, high-quality, dividend-paying companies in the U.S. and international markets, including emerging markets.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Global Income Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar Global Income Fund	-5.73%	0.49%
Morningstar Global Income Blended Index[1]	-2.78%	2.75%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Global Income Fund shares versus the Morningstar Global Income Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Income Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar Global Income Fund

This chart does not imply future performance.

1The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Ex U.S. Index (net) and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Total Return Bond Fund

General Information
Net Asset Value Per Share	$10.88
Total Net Assets (millions)	$519
Net Expense Ratio(a)	0.53%
Gross Expense Ratio(a)	0.81%
Portfolio Turnover Rate	612%
Number of Issuers	710
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation

Portfolio Characteristics
Effective Duration (years)(b)	5.8
Non-USD Exposure(c)(d)(e)	0.4%

Five Largest Issuers (%)(c)(d)(f)
Federal National Mortgage Association	15.1
U.S. Treasury	8.7
Federal Home Loan Mortgage Corporation	7.5
Federal Housing Finance Agency	6.3
Government National Mortgage Association	5.4

Credit Quality (%)(c)(d)(g)
U.S. Treasury	8.7
U.S. Agency	34.4
AAA	5.5
AA	4.5
A	16.9
BBB	17.6
BB	2.0
B	0.8
CCC	0.3
CC	0.1
Not Rated	2.2

Sector Diversification (%)(c)(d)
Mortgage Securities	39.2
Government	13.5
Financial	10.3
Consumer, Noncyclical	6.2
Asset Backed Securities	5.3
Energy	4.0
Communications	3.7
Industrial	3.3
Technology	2.6
Utilities	1.9
Consumer, Cyclical	1.8
Basic Materials	1.2

Region Diversification (%)(c)(d)
United States	79.5
Latin America	5.8
Europe (excluding United Kingdom)	3.5
United Kingdom	1.3
Pacific (excluding Japan)	1.3
Middle East	0.7
Japan	0.4
Canada	0.4
Africa	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.54% (the Supplemental Expense Limitation Agreement).

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited) (continued)

Morningstar Total Return Bond Fund

(b) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Total Return Bond Fund

Investment Objective

Morningstar Total Return Bond Fund seeks to maximize total return while also generating income and preserving capital.

Investment Strategies

In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality.

The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs). The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Total Return Bond Fund returned 9.13% for the fiscal year ending April 30, 2020, underperforming the Fund’s benchmark, Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.84% for the same period.

On an absolute basis, the twelve-month period ending April 30, 2020 was a very constructive environment for the U.S. investment-grade bond market in which this Fund primarily invests. U.S. Treasury yields declined meaningfully over that stretch, and particularly so during the first several months of 2020 as the COVID-19 pandemic and ensuing economic fallout led investors to seek safety in U.S Treasuries. The 10-year U.S. Treasury yield ultimately hit record lows during March 2020, fueling strong gains for intermediate- and long-term U.S. Treasury bonds. Other areas of the U.S. bond market, including investment-grade corporate bonds and agency mortgage-backed securities, also produced high single-digit gains for the fiscal year, but U.S Treasuries were the best performing segment over that period.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Total Return Bond Fund

A key contributor to the Fund’s underperformance versus its benchmark was a meaningful underweight to U.S. Treasuries, particularly during the market sell-off in 2020. A small allocation to a long-term U.S. Treasuries ETF during the period helped to modestly offset the negative impact of the underweight, which was driven by the underlying subadvisers’ positioning. In lieu of U.S. Treasuries, the Fund has long held an overweight to agency mortgage-backed securities, which underperformed relative to other segments of the investment-grade bond market and was another detractor from relative results. Finally, an out-of-benchmark allocation to hard-currency emerging markets debt and an overweight to credit-sensitive securitized products also contributed to relative underperformance as these areas of the market experienced significant losses during the market sell-off.

Investment Subadvisers:

BlackRock Financial Management, Inc.

Core-plus total return objective; aims to primarily invest in investment-grade, domestic fixed-income securities with opportunistic, out-of-benchmark allocations and derivatives.

Western Asset Management Company

Provides core-bond exposure seeking exposure to investment-grade, domestic fixed-income securities.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Total Return Bond Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar Total Return Bond Fund	9.13%	10.28%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	10.84%	11.27%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Total Return Bond Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Total Return Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Total Return Bond Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Municipal Bond Fund

General Information
Net Asset Value Per Share	$10.14
Total Net Assets (millions)	$340
Net Expense Ratio(a)	0.58%
Gross Expense Ratio(a)	0.77%
Portfolio Turnover Rate	127%
Number of Issuers	349
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(b)	4.6

Five Largest Issuers (%)(c)(d)(e)
Illinois Finance Authority	1.8
New York State Dormitory Authority	1.7
Metropolitan Transportation Authority	1.7
Mizuho Floater/Residual Trust Various States Floaters Revenue	1.2
RBC Municipal Products Inc., Trust Floater Certificates Revenue	1.2

Credit Quality (%)(c)(d)(f)
AAA	3.8
AA	28.0
A	29.5
BBB	10.4
BB	1.5
C	0.1
A1+ (Short Term)	0.2
A1 (Short Term)	2.8
A2 (Short Term)	0.2
Not Rated	8.2

Asset Allocation

Sector Diversification (%)(c)(d)
Medical	15.8
General	9.5
Transportation	8.7
Multifamily Housing	7.7
General Obligation	6.7
Development	6.3
Airport	5.5
Higher Education	4.9
Education	3.8
Other	3.6
Water	3.6
School District	3.5
Power	2.8
Utilities	1.3
Nursing Home	1.0

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.59% (the Supplemental Expense Limitation Agreement).

(b) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited) (continued)

Morningstar Municipal Bond Fund

(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Municipal Bond Fund

Investment Objective

Morningstar Municipal Bond Fund seeks to generate income exempt from federal income taxes as well as capital preservation.

Investment Strategies

In seeking income exempt from federal income taxes as well as capital preservation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) from municipal issuers within the United States or its territories.

The Fund’s dividends are generally exempt from federal income tax, although a portion may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). A portion of the dividends may also be exempt from state and local income taxes, depending on where you live. Under normal market conditions, the Fund is not considered an optimal investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for investors in low tax brackets, because such investors may not take advantage of the tax benefits of the Fund.

The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 35% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs). The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Municipal Bond Fund returned 0.11% for the fiscal year ending April 30, 2020, underperforming the Fund’s blended benchmark, (60% Bloomberg Barclays Municipal Bond Index, 40% Bloomberg Barclays Municipal 1-3 Year Bond Index), which returned 2.10% for the same period.

The fiscal year ending April 30, 2020, was a tale of two markets for the municipal bond market: the period throughout 2019 was a meaningfully positive one for the asset class: municipal bond yields continued to decline to historic lows, supported by record inflows to municipal bond funds throughout the year. However, as the COVID-19 pandemic and ensuing economic fallout hit markets in 2020, municipal bond yields decoupled from Treasury yields. In the crisis, Treasury yields decreased meaningfully in a flight-to-safety while municipal bond yields, particularly those with some embedded credit sensitivity, moved higher. Technical challenges exacerbated losses, as municipal bond investors sought liquidity and forced selling put upward pressure on yields. Lower quality municipal bonds were particularly challenged during this environment, experiencing the biggest losses during the market selloff. The performance result for the full period was muted, low single-digit returns for the broad municipal bond market and modestly negative returns for the lower-quality segments of the market.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Municipal Bond Fund

The Morningstar Municipal Bond Fund was particularly challenged during the market sell-off in 2020, and ultimately underperformed its blended benchmark for the fiscal year. Modest out-of-benchmark exposure to below investment-grade municipal bonds, an overweight to the lowest quality rungs of investment-grade municipal bonds, and a preference for revenue bonds over general obligation (GO) bonds weighed on relative performance. This also included modest energy-related exposure and dedicated-tax bonds related to areas of the market expected to be impacted the most by the COVID-19 pandemic, such as convention centers and hotels, which meaningfully underperformed the broader market. Additionally, an overweight to intermediate-term municipal bonds relative to the benchmark detracted from results as short-term municipal bonds held up better during the risk-off environment.

Investment Subadvisers:

T. Rowe Price Associates, Inc.

Core-plus exposure to intermediate and long-term municipal bonds and derivatives, including both investment-grade and below-investment-grade securities.

Wells Capital Management, Inc.

Exposure to intermediate and short-term municipal bonds and derivatives, including investment-grade and below-investment-grade securities.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Municipal Bond Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar Municipal Bond Fund	0.11%	3.27%
Morningstar Municipal Bond Blended Index[1]	2.10%	4.34%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Municipal Bond Fund shares versus the Morningstar Municipal Bond Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Municipal Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Municipal Bond Fund

This chart does not imply future performance.

1The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Barclays Municipal Bond Index and 40% Bloomberg Barclays Municipal 1-3 Year Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Barclays Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Defensive Bond Fund

General Information
Net Asset Value Per Share	$10.17
Total Net Assets (millions)	$183
Net Expense Ratio(a)	0.48%
Gross Expense Ratio(a)	0.66%
Portfolio Turnover Rate	88%
Number of Issuers	110
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation

Portfolio Characteristics
Effective Duration (years)(b)	1.9
Non-USD Exposure(c)(d)(e)	0.0%

Five Largest Issuers (%)(c)(d)(f)
Verizon Owner Trust	1.7
Federal Home Loan Mortgage Corporation	1.5
Government National Mortgage Association	1.0
Carmax Auto Owner Trust	0.9
PFS Financing Corp.	0.9

Credit Quality (%)(c)(d)(g)
U.S. Agency	2.9
AAA	21.2
AA	4.7
A	1.1
BBB	0.4
BB	0.2
B	1.3
CCC	1.0
CC	0.1
A1+ (Short Term)	0.9
Not Rated	3.2

Sector Diversification (%)(c)(d)
Asset Backed Securities	25.6
Mortgage Securities	7.3
Communications	1.7
Energy	0.8
Consumer, Noncyclical	0.8
Consumer, Cyclical	0.7
Industrial	0.1

Region Diversification (%)(c)(d)
United States	30.6
Latin America	5.4
Canada	0.5
Europe (excluding United Kingdom)	0.4
Pacific (excluding Japan)	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.55% (the Supplemental Expense Limitation Agreement).

(b) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited) (continued)

Morningstar Defensive Bond Fund

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Defensive Bond Fund

Investment Objective

Morningstar Defensive Bond Fund seeks capital preservation.

Investment Strategies

In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less.

The Fund invests primarily in short and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Defensive Bond Fund returned 3.36% for the fiscal year ending April 30, 2020, underperforming the Bloomberg Barclays U.S. Aggregate 1-3 Year Index, which returned 4.97% for the same year.

The intense economic disruption caused by the coronavirus outbreak dominated the return landscape for the period and produced emergency monetary and fiscal responses from the authorities, with the Federal Reserve Board (the “Fed”) funds rate cut towards zero and quantitative easing restarted, pinning the short and intermediate parts of the yield curve at extreme low levels. After some initial dislocation, even in Treasury markets, sovereign duration generated positive returns, with intermediate Treasuries generating the strongest positive contribution for the full reporting period.

Through most of the period, credit was a steady driver, even with spreads tight relative to historical norms, and allocations via short-term corporate debt and aggregate ETFs contributed positively. This was shaken as even investment-grade bonds suffered significant falls amidst the initial virus outbreak, but credit recovered meaningfully after the Fed’s fiscally backed emergency response helped repair much of the dislocations.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Defensive Bond Fund

Money market and three-month Treasury-bill allocations were left behind. With the short-end rate cut towards zero, the yield on offer fell meaningfully. The Fund’s external subadviser First Pacific Advisors, LLC had considered both Treasury yields and credit spreads unattractive through most of the period and had positioned cautiously on both with lower duration and credit exposure. That positioning led to underperformance relative to the benchmark. Given the higher allocation this subadviser represents, this was the main negative contribution in the period.

Investment Subadviser:

First Pacific Advisors, LLC

Diversified portfolio of short-duration, fixed-income securities designed to anchor a portfolio of defensive assets.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Defensive Bond Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[3]	Since Inception[4]
Morningstar Defensive Bond Fund	3.36%	3.52%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	10.84%	11.27%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index[2]	4.97%	5.09%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Defensive Bond Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Aggregate 1-3 Year Index (“the Indicies”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Defensive Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Defensive Bond Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2The Bloomberg Barclays U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

3Represents performance from May 1, 2019 to April 30, 2020.

4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Multisector Bond Fund

General Information
Net Asset Value Per Share	$9.39
Total Net Assets (millions)	$192
Net Expense Ratio(a)	0.79%
Gross Expense Ratio(a)	0.98%
Portfolio Turnover Rate	138%
Number of Issuers	376
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation

Portfolio Characteristics
Effective Duration (years)(b)	4.6
Emerging Markets(c)(d)	45.2%
Non-USD Exposure(c)(d)(e)	37.6%

Five Largest Issuers (%)(c)(d)(f)
U.S. Treasury	5.3
Mexican Bonos Desarollo	5.2
Korea Treasury Bond	3.7
Government of Indonesia	3.3
Japan Treasury Discount Bill	2.7

Credit Quality (%)(c)(d)(g)
U.S. Treasury	5.3
AAA	0.9
AA	2.6
A	5.4
BBB	17.8
BB	23.4
B	12.6
CCC	3.8
CC	0.3
C	0.2
Not Rated	14.5

Sector Diversification (%)(c)(d)
Government	54.0
Financial	6.6
Communications	5.6
Energy	5.3
Consumer, Noncyclical	4.5
Consumer, Cyclical	3.5
Industrial	2.6
Basic Materials	2.4
Utilities	1.6
Technology	0.6
Asset Backed Securities	0.1

Region Diversification (%)(c)(d)
United States	24.1
Latin America	21.1
Pacific (excluding Japan)	16.5
Europe (excluding United Kingdom)	10.0
Middle East	5.7
Africa	5.4
Japan	2.7
Canada	0.9
United Kingdom	0.4

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Base Expense Limitation Agreement). In

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited) (continued)

Morningstar Multisector Bond Fund

addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.80% (the Supplemental Expense Limitation Agreement).

(b) Effective duration is measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(c) Percentages shown are based on Net Assets.

(d) Excludes Common Stocks, Convertible Preferred Stocks, and Other.

(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Multisector Bond Fund

Investment Objective

Morningstar Multisector Bond Fund seeks total return through a combination of current income and capital appreciation.

Investment Strategies

In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.

The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers.

The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs). The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Multisector Bond Fund returned -3.97% for the fiscal year ending April 30, 2020, underperforming the Fund’s blended benchmark (50% Bloomberg Barclays U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, 25% JPM GBI-EM Global Diversified), which returned -3.50% for the same period.

The fiscal year began with robust gains for areas of the fixed-income market that this Fund invests, including U.S. high yield bonds and emerging-market debt. However, during the first quarter of 2020, the COVID-19 pandemic and ensuing economic fallout brought severe stress to corporate credit markets as well as emerging markets. Credit spreads increased dramatically on U.S. high yield and hard-currency emerging market debt. Many emerging market currencies dropped significantly against the U.S. dollar, wiping out gains earlier in the fiscal year and driving the Fund into negative territory for the full period. Our decision to meaningfully underweight U.S. high yield bonds in favor of a global bond strategy managed by Franklin Advisers, Inc. was a meaningful benchmark relative tailwind during the market sell-off of 2020, and as a result, the global bond strategy was also a contributor for the fiscal year as it beat the Fund’s benchmark over that time period. While the performance of Loomis, Sayles & Company, L.P.’s sleeve within the Fund was also a contributor relative to its strategy benchmark, the Barclays U.S. Corporate High Yield index, underperformance by TCW Investment Management Company LLC’s emerging market debt strategy in 2020 left its fiscal year performance underwater relative to its blended emerging market debt benchmark.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Multisector Bond Fund

The Fund’s overweight positioning to emerging market debt relative to U.S. high-yield was a contributor to performance for the fiscal year. However, the Fund’s overweight to non-U.S. dollar currencies was a drag on performance for the fiscal year as the U.S. dollar appreciated versus most currencies over that stretch.

Investment Subadvisers:

Franklin Advisers, Inc.

Benchmark-agnostic investment strategy with opportunistic exposure to interest rates, credit and currencies across both developed and emerging bond markets.

Loomis, Sayles & Company, L.P.

High-yield bond exposure with opportunistic bond allocations to bank loans, convertible bonds, investment-grade credit, agency and non-agency mortgage-backed securities.

TCW Investment Management Company LLC

Diversified, emerging-markets bond exposure across hard-currency, local-currency, and corporate emerging-markets debt.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Multisector Bond Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar Multisector Bond Fund	-3.97%	0.47%
Morningstar Multisector Bond Blended Index[1]	-3.50%	1.47%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Multisector Bond Fund shares versus the Morningstar Multisector Bond Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Multisector Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Multisector Bond Fund

This chart does not imply future performance.

1The Morningstar Multisector Bond Blended Index is composed of 50% Bloomberg Barclays U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified. The Bloomberg Barclays U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Unconstrained Allocation Fund

General Information
Net Asset Value Per Share	$9.28
Total Net Assets (millions)	$138
Net Expense Ratio(a)	0.73%
Gross Expense Ratio(a)	0.94%
Portfolio Turnover Rate	66%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation

Equity Portfolio (17.4%)

Number of Common Stocks	26

Five Largest Sectors (%)(b)(c)
Consumer, Noncyclical	7.3
Industrial	3.4
Communications	2.8
Technology	2.2
Consumer, Cyclical	1.7

Ten Largest Equities (%)(b)(c)(d)
Fresenius Medical Care A.G. & Co. KGaA	1.1
SES S.A.	1.0
Nielsen Holdings PLC	1.0
H&R Block, Inc.	1.0
Cognizant Technology Solutions Corp., Class A	0.9
Omnicom Group, Inc.	0.9
Stericycle, Inc.	0.9
Ferrovial S.A.	0.9
CVS Health Corp.	0.8
International Game Technology PLC	0.8

Fixed Income Portfolio (11.5%)

Number of Issuers	53

Sector Diversification (%)(b)(c)
Government	8.8
Financial	1.0
Technology	0.5
Industrial	0.5
Consumer, Noncyclical	0.3
Energy	0.2
Consumer, Cyclical	0.1
Utilities	0.1

Five Largest Issuers (%)(b)(c)(d)
U.S. Treasury	4.3
Mexican Bonos Desarollo	1.2
Malaysia Government	0.6
Titulos De Tesoreria	0.5
Indonesia Government	0.5

Credit Quality (%)(b)(c)(e)
U.S. Treasury	4.3
AAA	0.4
AA	0.5
A	2.3
BBB	2.9
BB	0.9
Not Rated	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.93% (the Supplemental Expense Limitation Agreement).

(b) Percentages shown are based on Net Assets.

(c) Excludes Investment Companies and Other.

(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(e) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Unconstrained Allocation Fund

Investment Objective

Morningstar Unconstrained Allocation Fund seeks long-term capital appreciation over a full market cycle.

Investment Strategies

In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental health.

The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets.

To meet its objective, the Fund may also invest in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Unconstrained Allocation Fund lost -7.07% for the fiscal year ending April 30, 2020, underperforming the Fund’s blended benchmark (50% Bloomberg Barclays Multiverse Total Return Index, 50% Morningstar Global Ex-U.S. Index (net)), which gained 0.28% for the same period.

Gains by U.S. stocks and U.S. Treasuries fueled benchmark performance throughout 2019. Amid the sell-off in the first months of 2020, U.S. Treasuries climbed as yields declined, while U.S. technology proved resilient and bolstered the broad U.S. equity market. More cyclical exposures, including energy, suffered steep declines during the 2020 sell-off, as did credit markets and non-U.S. equities. Currency exposure further exacerbated declines as the U.S. dollar acted as a safe haven during the first quarter.

Losses experienced by subadviser’s Lazard Asset Management, LLC sleeve dragged on the Fund’s 12-month absolute and relative returns, as did losses in Brandywine Global Investment Management, LLC’s sleeve, which runs an unconstrained bond mandate. An emphasis on global energy and select non-U.S. exposures such as European financials, European telecom, and broad UK exposure further detracted from results.

Offsetting the declines were gains in long- and intermediate-term Treasuries, Treasury Inflation-Protected Securities, and mortgage-backed bonds, which acted as hedges against the Fund’s cyclical exposures. Within equities, a handful of targeted positions aided relative results, including exposure to Japan, U.S. consumer staples, European healthcare, and Russia.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

Investment Subadviser:

Lazard Asset Management, LLC

Anchor global equity exposure focused on quality, attractively valued stocks, which have appeal throughout a market cycle.

Brandywine Global Investment Management, LLC

Global fixed income strategy designed to serve as an anchor position.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[2]	Since Inception[3]
Morningstar Unconstrained Allocation Fund	-7.07%	-1.65%
Morningstar Unconstrained Allocation Blended Index[1]	0.28%	4.34%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Unconstrained Allocation Fund shares versus the Morningstar Unconstrained Allocation Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Unconstrained Allocation Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar Unconstrained Allocation Fund

This chart does not imply future performance.

1The Morningstar Unconstrained Allocation Blended Index is composed of 50% Morningstar Global Ex-U.S. Index (net) and 50% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Ex-U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from May 1, 2019 to April 30, 2020.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Fund Information (unaudited)

Morningstar Alternatives Fund

General Information
Net Asset Value Per Share	$10.12
Total Net Assets (millions)	$186
Net Expense Ratio(a)	1.13%
Gross Expense Ratio(a)	1.48%
Portfolio Turnover Rate	154%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation

Allocation Strategy Type (%)
Global Macro	37.4
Convertible Arbitrage	24.3
Merger Arbitrage	26.8
Short-term investments and ETFs	11.5

Region Diversification (%)(b)(c)
United States	36.2
Europe (excluding United Kingdom)	1.7
Pacific (excluding Japan)	1.2
Canada	0.9
Latin America	0.3
Middle East	0.1
United Kingdom	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.29% (the Base Expense Limitation Agreement). In addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 1.20% (the Supplemental Expense Limitation Agreement).

(b) Percentages shown are based on Net Assets.

(c) Excludes Investment Companies and Other.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited)

Morningstar Alternatives Fund

Investment Objective

Morningstar Alternatives Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.

Investment Strategies

In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including (i) core allocation across fixed-income and equity markets; (ii) long/short macro strategies; (iii) long/short alpha strategies; (iv) merger arbitrage strategy; and (v) convertible arbitrage strategy. The Fund will normally invest in both U.S. and non-U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. In particular, the Fund has the latitude to invest in the following alternative strategies:

Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.

Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.

Merger Arbitrage—Seeks to profit from the successful completion of corporate organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.

Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non-investment-grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.

Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadviser believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.

Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.

Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.

The Fund may invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Alternatives Fund returned 1.94% for the fiscal year ending April 30, 2020, slightly outperforming the Morningstar U.S. Cash T-bill TR USD, which returned 1.88% for the same period.

The Fund gained ground in 2019 alongside traditional equity and fixed-income asset classes. The Fund’s benchmark also generated a positive return during 2019 as short-term interest rates, measured by the Federal funds rate, hovered between 1.5% to 2.5% throughout the year. In the first quarter of 2020, equity and credit markets suffered steep declines amid the coronavirus crisis and short-term interest rates plummeted into near-zero territory. The Fund experienced a modest loss during this turbulent period while the benchmark recorded a small gain.

Subadviser Water Island Capital, LLC, which manages a merger-arbitrage sleeve for the Fund, contributed positively to performance, while SSI Investment Management, LLC, which manages a convertible-arbitrage sleeve, dragged modestly on results relative to the Fund’s benchmark. Eaton Vance Global Macro, a third-party mutual fund held within the Fund, was the largest contributor to overall performance, turning in particularly strong results during 2019.

Investment Subadvisers:

SSI Investment Management, LLC

Short-term cash exposure that pursues minimal correlation to broad markets and bond-like volatility through an unlevered convertible arbitrage strategy.

Water Island Capital, LLC

Seeks to provide cash-plus returns while remaining broadly uncorrelated to equity markets.

Morningstar Funds Trust     April 30, 2020

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Performance at a glance

Average Total Returns as of 04/30/20	1 year[3]	Since Inception[4]
Morningstar Alternatives Fund	1.94%	2.15%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	10.84%	11.27%
Morningstar U.S. Cash T-bill TR USD[2]	1.88%	2.04%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Alternatives Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index and the Morningstar U.S. Cash T-bill TR USD (“the Indicies”) from its inception (November 2, 2018) to April 30, 2020 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Alternatives Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Alternatives Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.

2The Morningstar U.S. Cash T-bill TR USD index measures the performance of a 13-week U.S. Treasury Bill, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Fund replaced FTSE, its prior U.S. Treasury bill index provider, with Morningstar in order to reduce licensing fees borne by the Fund.

3Represents performance from May 1, 2019 to April 30, 2020.

4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar U.S. Equity Fund

	Number
	of Shares	Value

Common Stocks – 81.7%
Aerospace/Defense – 1.9%
Barnes Group, Inc.	52,342	$2,008,886
General Dynamics Corp.	15,418	2,013,899
Kaman Corp.	37,525	1,454,469
Lockheed Martin Corp.	7,267	2,827,299
Northrop Grumman Corp.	16,791	5,552,280
Raytheon Technologies Corp.	136,973	8,877,220
		22,734,053

Agriculture – 1.5%
Archer-Daniels-Midland Co.	360,338	13,382,953
Philip Morris International, Inc.	60,764	4,532,995
		17,915,948

Airlines – 0.5%
Alaska Air Group, Inc.	83,560	2,717,371
Allegiant Travel Co.	14,492	1,137,332
United Airlines Holdings, Inc.*	53,826	1,592,173
		5,446,876

Apparel – 0.6%
Carter’s, Inc.	18,263	1,428,167
Hanesbrands, Inc.	203,391	2,021,706
Oxford Industries, Inc.	42,768	1,792,835
VF Corp.	30,580	1,776,698
		7,019,406

Auto Manufacturers – 0.6%
General Motors Co.	322,530	7,189,194

Auto Parts & Equipment – 0.8%
Aptiv PLC	49,367	3,433,475
BorgWarner, Inc.	156,682	4,476,405
Douglas Dynamics, Inc.	35,710	1,319,841
		9,229,721

Banks – 6.3%
Bank OZK	142,162	3,215,704
BankUnited, Inc.	146,160	2,895,430
BOK Financial Corp.	36,364	1,883,291
Central Pacific Financial Corp.	66,177	1,157,436
Citigroup, Inc.	202,144	9,816,113
City Union Bank Ltd. (India)	445,767	850,957
Columbia Banking System, Inc.	31,266	843,869
Eagle Bancorp, Inc.	19,080	669,326
First Republic Bank	45,758	4,772,102
Goldman Sachs Group (The), Inc.	18,642	3,419,316

	Number
	of Shares	Value

Banks (Continued)
Great Western Bancorp, Inc.	83,658	$1,572,770
Heritage Commerce Corp.	59,100	524,808
Hilltop Holdings, Inc.	92,162	1,778,727
JPMorgan Chase & Co.	151,240	14,482,742
Morgan Stanley	247,146	9,744,967
PNC Financial Services Group (The), Inc.	20,446	2,180,975
Renasant Corp.	65,713	1,723,652
Sandy Spring Bancorp, Inc.	69,058	1,760,979
State Street Corp.	23,105	1,456,539
SVB Financial Group*	14,867	2,871,858
Truist Financial Corp.	58,912	2,198,596
U.S. Bancorp	85,046	3,104,179
Webster Financial Corp.	39,731	1,122,401
Wells Fargo & Co.	3,392	98,538
		74,145,275

Beverages – 1.9%
Anheuser-Busch InBev S.A./N.V. ADR (Belgium)	43,517	2,024,411
Diageo PLC (United Kingdom)	94,226	3,244,187
Farmer Bros Co.*	203,253	1,878,058
Molson Coors Beverage Co., Class B	62,910	2,579,939
Monster Beverage Corp.*	42,462	2,624,576
PepsiCo, Inc.	10,121	1,338,907
Primo Water Corp.	830,299	8,518,868
		22,208,946

Biotechnology – 1.5%
Alexion Pharmaceuticals, Inc.*	32,446	3,486,972
Amgen, Inc.	18,521	4,430,594
BioMarin Pharmaceutical, Inc.*	28,568	2,628,827
Bio-Rad Laboratories, Inc., Class A*	11,745	5,168,974
Corteva, Inc.	10,145	265,698
Ligand Pharmaceuticals, Inc.*	11,958	1,178,700
		17,159,765

Building Materials – 0.8%
Apogee Enterprises, Inc.	41,238	842,905
Carrier Global Corp.*	25,017	443,051
Johnson Controls International PLC	65,407	1,903,998
Masco Corp.	37,757	1,549,547
Trex Co., Inc.*	29,474	2,806,514
UFP Industries, Inc.	40,074	1,647,843
		9,193,858

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number
	of Shares	Value

Chemicals – 3.2%
Ashland Global Holdings, Inc.	59,976	$3,699,919
Axalta Coating Systems Ltd.*	136,625	2,696,978
Balchem Corp.	14,190	1,266,316
DuPont de Nemours, Inc.	258,165	12,138,918
Ecolab, Inc.	20,001	3,870,193
Innospec, Inc.	21,863	1,585,505
PPG Industries, Inc.	36,551	3,319,927
RPM International, Inc.	21,930	1,456,371
Sherwin-Williams (The) Co.	4,934	2,646,450
Valvoline, Inc.	115,950	1,993,181
W.R. Grace & Co.	64,292	3,036,511
		37,710,269

Commercial Services – 2.1%
Aaron’s, Inc.	36,607	1,168,129
Avalara, Inc.*	18,806	1,680,692
Cimpress PLC (Ireland)*	19,807	1,441,751
Clarivate Analytics PLC (United Kingdom)*	67,670	1,555,057
Equifax, Inc.	15,583	2,164,479
Euronet Worldwide, Inc.*	25,621	2,350,983
HealthEquity, Inc.*	31,699	1,783,703
IHS Markit Ltd.	55,800	3,755,340
Monro, Inc.	42,583	2,362,931
Moody’s Corp.	6,227	1,518,765
Paylocity Holding Corp.*	24,200	2,771,626
Repay Holdings Corp.*	103,446	1,848,580
WEX, Inc.*	2,894	382,934
		24,784,970

Computers – 3.0%
Accenture PLC, Class A	29,482	5,459,772
Apple, Inc.	53,408	15,691,270
Check Point Software Technologies Ltd. (Israel)*	39,100	4,134,434
Cognizant Technology Solutions Corp., Class A	57,337	3,326,693
CyberArk Software Ltd.*	19,319	1,907,944
EPAM Systems, Inc.*	8,161	1,802,683
International Business Machines Corp.	26,669	3,348,560
		35,671,356

Cosmetics/Personal Care – 0.0%(a)
Colgate-Palmolive Co.	6,942	487,814

Distribution/Wholesale – 0.8%
Pool Corp.	13,718	2,903,552
SiteOne Landscape Supply, Inc.*	13,572	1,202,886

	Number
	of Shares	Value

Distribution/Wholesale (Continued)
W.W. Grainger, Inc.	12,889	$3,551,951
WESCO International, Inc.*	62,092	1,606,320
		9,264,709

Diversified Financial Services – 3.1%
American Express Co.	56,475	5,153,344
BlackRock, Inc.	5,043	2,531,788
Charles Schwab (The) Corp.	64,857	2,446,406
Cohen & Steers, Inc.	31,660	1,828,048
Discover Financial Services	49,080	2,108,967
Franklin Resources, Inc.	68,533	1,291,162
Hamilton Lane, Inc., Class A	35,482	2,301,008
Houlihan Lokey, Inc.	14,528	862,673
Moelis & Co., Class A	55,323	1,652,498
Mr. Cooper Group, Inc.*	171,042	1,638,582
Nasdaq, Inc.	28,369	3,111,228
T. Rowe Price Group, Inc.	10,487	1,212,612
Visa, Inc., Class A	55,418	9,904,305
		36,042,621

Electric – 2.8%
American Electric Power Co., Inc.	15,692	1,304,162
Avista Corp.	36,316	1,563,041
CenterPoint Energy, Inc.	515,551	8,779,834
Duke Energy Corp.	63,444	5,371,169
Exelon Corp.	93,294	3,459,341
FirstEnergy Corp.	70,955	2,928,313
NorthWestern Corp.	28,458	1,641,742
PNM Resources, Inc.	39,274	1,590,204
Southern (The) Co.	78,199	4,436,229
Xcel Energy, Inc.	21,784	1,384,591
		32,458,626

Electrical Component & Equipment – 0.3%
Novanta, Inc.*	39,907	3,467,519

Electronics – 1.3%
Avnet, Inc.	41,262	1,238,685
Fluidigm Corp.*	453,418	1,015,657
Honeywell International, Inc.	63,640	9,030,516
Sensata Technologies Holding PLC*	113,971	4,146,265
		15,431,123

Engineering & Construction – 0.1%
Comfort Systems USA, Inc.	50,374	1,677,454

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number
	of Shares	Value

Entertainment – 0.6%
Red Rock Resorts, Inc., Class A	284,138	$3,114,152
Vail Resorts, Inc.	22,230	3,801,330
		6,915,482

Environmental Control – 0.2%
Stericycle, Inc.*	54,447	2,657,014

Food – 2.2%
Danone S.A. (France)	13,526	942,723
Flowers Foods, Inc.	79,876	1,779,637
Hostess Brands, Inc.*	130,404	1,567,456
J&J Snack Foods Corp.	13,949	1,771,941
JM Smucker (The) Co.	6,028	692,678
Nestle S.A. (Switzerland)(b)	39,638	4,198,062
Post Holdings, Inc.*	76,113	6,990,979
TreeHouse Foods, Inc.*	153,504	7,940,762
		25,884,238

Forest Products & Paper – 0.3%
International Paper Co.	113,502	3,887,443

Gas – 0.7%
South Jersey Industries, Inc.	151,289	4,325,352
UGI Corp.	138,543	4,181,228
		8,506,580

Hand/Machine Tools – 0.5%
Colfax Corp.*	164,666	4,246,736
Stanley Black & Decker, Inc.	17,835	1,965,417
		6,212,153

Healthcare - Products – 3.0%
Abbott Laboratories	38,157	3,513,878
Alcon, Inc. (Switzerland)*	25,594	1,351,619
Boston Scientific Corp.*	149,732	5,611,955
Cantel Medical Corp.	15,415	570,355
CONMED Corp.	24,406	1,803,848
Danaher Corp.	24,832	4,059,039
Medtronic PLC	66,062	6,449,633
Merit Medical Systems, Inc.*	25,151	1,026,664
Patterson Cos., Inc.	48,876	893,453
Thermo Fisher Scientific, Inc.	30,041	10,054,122
		35,334,566

Healthcare - Services – 1.5%
Ensign Group (The), Inc.	56,303	2,106,295
ICON PLC (Ireland)*	19,448	3,120,821
Magellan Health, Inc.*	15,790	958,927
Medpace Holdings, Inc.*	25,535	2,039,225

	Number
	of Shares	Value

Healthcare - Services (Continued)
Pennant Group (The), Inc.*	34,949	$691,641
U.S. Physical Therapy, Inc.	7,594	573,347
UnitedHealth Group, Inc.	27,448	8,027,716
		17,517,972

Home Builders – 0.5%
Century Communities, Inc.*	53,258	1,140,787
Installed Building Products, Inc.*	20,317	1,001,831
NVR, Inc.*	1,382	4,284,200
		6,426,818

Household Products/Wares – 0.3%
Central Garden & Pet Co., Class A*	52,318	1,590,990
Kimberly-Clark Corp.	8,414	1,165,171
Reckitt Benckiser Group PLC (United Kingdom)	13,351	1,112,135
		3,868,296

Insurance – 4.3%
American International Group, Inc.	398,256	10,127,650
Aon PLC	28,815	4,975,486
Argo Group International Holdings Ltd.	45,475	1,607,996
Brighthouse Financial, Inc.*	62,126	1,597,259
BRP Group, Inc., Class A*	69,116	692,542
Chubb Ltd.	36,165	3,906,182
Enstar Group Ltd.*	8,297	1,199,912
Hartford Financial Services Group (The), Inc.	72,502	2,754,351
James River Group Holdings Ltd.	46,314	1,643,221
Loews Corp.	213,217	7,390,101
Marsh & McLennan Cos., Inc.	41,975	4,085,427
Mercury General Corp.	19,071	781,148
Reinsurance Group of America, Inc.	15,093	1,579,935
RenaissanceRe Holdings Ltd.	16,447	2,401,427
Travelers (The) Cos., Inc.	34,443	3,485,976
Willis Towers Watson PLC	15,262	2,721,062
		50,949,675

Internet – 5.2%
1-800-Flowers.com, Inc., Class A*	54,200	1,040,098
Alibaba Group Holding Ltd. ADR (China)*	21,254	4,307,548
Alphabet, Inc., Class A*	2,142	2,884,632

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number
	of Shares	Value

Internet (Continued)
Alphabet, Inc., Class C*	5,398	$7,280,067
Amazon.com, Inc.*	8,455	20,917,670
Booking Holdings, Inc.*	1,804	2,670,948
Facebook, Inc., Class A*	59,137	12,105,935
Palo Alto Networks, Inc.*	14,269	2,804,001
Proofpoint, Inc.*	23,600	2,872,828
Q2 Holdings, Inc.*	24,934	1,987,739
Uber Technologies, Inc.*	97,849	2,961,889
		61,833,355

Leisure Time – 0.3%
Camping World Holdings, Inc., Class A	68,508	607,666
Fox Factory Holding Corp.*	9,104	464,395
Planet Fitness, Inc., Class A*	32,788	1,978,100
YETI Holdings, Inc.*	15,808	436,459
		3,486,620

Lodging – 0.1%
Marriott International, Inc., Class A	10,342	940,501

Machinery - Diversified – 1.0%
Alamo Group, Inc.	8,250	812,130
Altra Industrial Motion Corp.	106,373	2,968,870
Columbus McKinnon Corp.	32,135	870,216
Kadant, Inc.	18,797	1,580,640
Otis Worldwide Corp.*	117,725	5,993,380
		12,225,236

Media – 1.7%
Comcast Corp., Class A	284,006	10,687,146
Liberty Media Corp.-Liberty Formula One, Class C*	83,233	2,679,270
Walt Disney (The) Co.	57,605	6,229,981
		19,596,397

Metal Fabricate/Hardware – 0.3%
Helios Technologies, Inc.	34,545	1,228,766
RBC Bearings, Inc.*	21,406	2,711,712
		3,940,478

Miscellaneous Manufacturing – 1.6%
Eaton Corp. PLC	32,879	2,745,397
Fabrinet (Thailand)*	40,246	2,525,437
Federal Signal Corp.	60,111	1,618,789
General Electric Co.	284,905	1,937,354
Illinois Tool Works, Inc.	24,525	3,985,312
Parker-Hannifin Corp.	24,177	3,822,867
Trane Technologies PLC	22,252	1,945,270
		18,580,426

	Number
	of Shares	Value

Office Furnishings – 0.3%
Interface, Inc.	165,842	$1,532,380
Knoll, Inc.	164,970	1,923,550
		3,455,930

Oil & Gas – 1.6%
Chevron Corp.	42,586	3,917,912
Cimarex Energy Co.	69,737	1,772,715
ConocoPhillips	41,955	1,766,305
EOG Resources, Inc.	22,237	1,056,480
Hess Corp.	65,266	3,174,538
Noble Energy, Inc.	191,918	1,882,716
PDC Energy, Inc.*	74,458	967,209
Phillips 66	22,764	1,665,642
Pioneer Natural Resources Co.	12,363	1,104,140
Suncor Energy, Inc. (Canada)	71,438	1,273,818
		18,581,475

Pharmaceuticals – 5.1%
AbbVie, Inc.	165,892	13,636,322
Cigna Corp.	27,778	5,438,377
Johnson & Johnson	64,673	9,703,537
McKesson Corp.	12,290	1,735,963
Merck & Co., Inc.	64,519	5,118,937
Neogen Corp.*	21,449	1,342,493
Pfizer, Inc.	404,970	15,534,649
Roche Holding A.G. (Genusschein) (Switzerland)	3,556	1,231,434
Zoetis, Inc.	46,810	6,053,001
		59,794,713

Pipelines – 0.4%
Williams (The) Cos., Inc.	264,832	5,129,796

Real Estate – 0.1%
Jones Lang LaSalle, Inc.	12,074	1,274,773

Real Estate Investment Trusts – 2.5%
American Campus Communities, Inc.	92,024	3,247,527
Columbia Property Trust, Inc.	123,157	1,759,913
CubeSmart	191,108	4,815,922
Douglas Emmett, Inc.	76,818	2,342,181
Easterly Government Properties, Inc.	57,935	1,559,031
Equinix, Inc.	6,989	4,718,973
Mid-America Apartment Communities, Inc.	16,814	1,881,823
Monmouth Real Estate Investment Corp.	166,367	2,260,927

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number
	of Shares	Value

Real Estate Investment Trusts (Continued)
National Storage Affiliates Trust	122,702	$3,494,553
PotlatchDeltic Corp.	32,106	1,127,242
Public Storage	4,071	754,967
RPT Realty	134,107	914,610
Summit Hotel Properties, Inc.	178,822	1,083,661
		29,961,330

Retail – 3.4%
Advance Auto Parts, Inc.	36,775	4,446,465
BJ’s Wholesale Club Holdings, Inc.*	58,319	1,534,373
Bloomin’ Brands, Inc.	139,557	1,681,662
Costco Wholesale Corp.	13,475	4,082,925
Five Below, Inc.*	22,965	2,070,525
Floor & Decor Holdings, Inc., Class A*	30,386	1,288,366
Home Depot (The), Inc.	18,882	4,150,830
Lowe’s Cos., Inc.	89,451	9,369,992
National Vision Holdings, Inc.*	46,151	1,223,002
Ollie’s Bargain Outlet Holdings, Inc.*	29,286	1,988,812
Papa John’s International, Inc.	21,822	1,569,438
TJX (The) Cos., Inc.	57,787	2,834,452
Walmart, Inc.	27,503	3,342,990
		39,583,832

Savings & Loans – 0.6%
Berkshire Hills Bancorp, Inc.	94,408	1,608,712
Sterling Bancorp	282,389	3,481,857
Washington Federal, Inc.	58,981	1,577,152
		6,667,721

Semiconductors – 3.1%
Amkor Technology, Inc.*	89,435	883,618
Analog Devices, Inc.	13,826	1,515,330
Intel Corp.	199,931	11,991,861
Lattice Semiconductor Corp.*	74,785	1,683,410
Monolithic Power Systems, Inc.	11,059	2,210,805
NVIDIA Corp.	15,707	4,590,842
NXP Semiconductors N.V. (Netherlands)	16,997	1,692,391
QUALCOMM, Inc.	57,237	4,502,835
Texas Instruments, Inc.	66,913	7,766,592
		36,837,684

Software – 5.1%
Adobe, Inc.*	20,166	7,131,504

	Number
	of Shares	Value

Software (Continued)
Akamai Technologies, Inc.*	50,068	$4,892,144
DocuSign, Inc.*	16,174	1,694,227
Fidelity National Information Services, Inc.	52,553	6,931,215
Fiserv, Inc.*	33,594	3,462,198
Five9, Inc.*	21,794	2,019,650
Guidewire Software, Inc.*	17,844	1,620,949
HubSpot, Inc.*	7,158	1,207,054
Medallia, Inc.*	64,452	1,384,429
Microsoft Corp.	77,987	13,976,050
Nutanix, Inc., Class A*	65,519	1,342,484
Omnicell, Inc.*	21,879	1,594,979
salesforce.com, Inc.*	23,338	3,779,589
Splunk, Inc.*	27,267	3,827,196
Tyler Technologies, Inc.*	5,542	1,777,264
VMware, Inc., Class A*	22,648	2,978,665
		59,619,597

Telecommunications – 0.5%
Corning, Inc.	90,062	1,982,265
Juniper Networks, Inc.	74,665	1,612,764
Verizon Communications, Inc.	16,692	958,955
Viavi Solutions, Inc.*	125,809	1,519,773
		6,073,757

Textiles – 0.1%
UniFirst Corp.	9,376	1,576,574

Transportation – 1.5%
C.H. Robinson Worldwide, Inc.	19,507	1,383,046
Canadian National Railway Co. (Canada)	15,726	1,303,214
Hub Group, Inc., Class A*	39,348	1,893,032
Kirby Corp.*	78,313	4,183,480
Old Dominion Freight Line, Inc.	9,647	1,401,613
Union Pacific Corp.	18,549	2,963,945
United Parcel Service, Inc., Class B	44,775	4,238,401
		17,366,731

Total Common Stocks (Cost $961,914,791)		963,926,666

Investment Companies – 16.2%
Energy Select Sector SPDR Fund	968,758	36,812,804
Global X MLP & Energy Infrastructure ETF	3,000,754	73,668,519
Vanguard Financials ETF	618,932	34,542,595

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number
	of Shares	Value

Vanguard Health Care ETF	242,802	$45,748,753

Total Investment Companies (Cost $199,984,790)		190,772,671

Short-Term Investments – 3.3%

Money Market Fund – 3.3%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(c)	38,771,671	38,771,671

Total Short-Term Investments (Cost $38,771,671)		38,771,671

Total Investments – 101.2% (Cost $1,200,671,252)		1,193,471,008

Liabilities less Other Assets – (1.2)%		(14,104,616)

NET ASSETS – 100.0%		$1,179,366,392

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Amount rounds to less than 0.05%.

(b)	Security sold outside United States without registration under the Securities Act of 1933.

(c)	7-day current yield as of April 30, 2020 is disclosed.

*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar U.S. Equity Fund	Level 1	Level 2	Level 3	Totals

Investments
Common Stocks	$ 952,347,168	$11,579,498	$—	$ 963,926,666
Investment Companies	190,772,671	—	—	190,772,671
Short-Term Investments	38,771,671	—	—	38,771,671

Total Investments	$1,181,891,510	$11,579,498	$—	$1,193,471,008

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar International Equity Fund

	Number
	of Shares	Value

Common Stocks – 71.4%
Advertising – 1.1%
Publicis Groupe S.A. (France)	154,364	$4,556,667
WPP PLC (United Kingdom)	505,100	3,919,136
		8,475,803

Aerospace/Defense – 0.6%
Rolls-Royce Holdings PLC (United Kingdom)*	1,076,000	4,453,515

Agriculture – 0.1%
British American Tobacco Malaysia Bhd. (Malaysia)	400	1,171
KT&G Corp. (South Korea)	10,800	721,088
		722,259

Airlines – 0.8%
Ryanair Holdings PLC ADR (Ireland)*	100,955	6,407,614

Apparel – 0.4%
adidas A.G. (Germany)	11,907	2,725,900

Auto Manufacturers – 3.5%
Bayerische Motoren Werke A.G. (Germany)	149,220	8,777,905
Daimler A.G. (Germany)(a)	294,490	10,072,447
Maruti Suzuki India Ltd. (India)	3,170	225,044
Toyota Motor Corp. (Japan)	50,000	3,091,343
Volvo AB, Class B (Sweden)	368,300	4,719,606
		26,886,345

Auto Parts & Equipment – 2.0%
Continental A.G. (Germany)	100,775	8,420,911
Hyundai Mobis Co. Ltd. (South Korea)	6,990	988,248
Valeo S.A. (France)	217,407	4,983,601
Weichai Power Co. Ltd., Class H (China)	713,000	1,252,747
		15,645,507

Banks – 10.5%
Al Rajhi Bank (Saudi Arabia)	33,118	503,422
Axis Bank Ltd. (India)	575,392	3,361,701
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	825,500	2,698,380
Banco do Brasil S.A. (Brazil)*	267,200	1,392,040
Banco Santander Chile ADR (Chile)	39,885	670,866
Bank Central Asia Tbk PT (Indonesia)	360,700	624,801

	Number
	of Shares	Value

Banks (Continued)
Bank Mandiri Persero Tbk PT (Indonesia)	10,754,300	$3,196,838
BNP Paribas S.A. (France)	319,805	10,047,104
China Construction Bank Corp., Class H (China)	4,738,000	3,803,020
China Merchants Bank Co. Ltd., Class H (China)	409,000	1,935,516
Commercial International Bank Egypt S.A.E. GDR (Egypt)(a)	258,248	990,259
Credicorp Ltd. (Peru)	5,727	853,438
Credit Suisse Group A.G. (Switzerland)(a)	941,500	8,596,495
DBS Group Holdings Ltd. (Singapore)	287,000	4,040,705
First Abu Dhabi Bank PJSC (United Arab Emirates)	178,845	557,697
FirstRand Ltd. (South Africa)	147,375	321,647
Habib Bank Ltd. (Pakistan)	105,500	66,224
HDFC Bank Ltd. (India)	69,265	909,571
HDFC Bank Ltd. ADR (India)	47,076	2,040,745
ICICI Bank Ltd. ADR (India)	236,882	2,311,968
Intesa Sanpaolo S.p.A. (Italy)	5,303,400	8,281,283
Kasikornbank PCL (Thailand)(a)	210,100	548,033
Komercni banka A.S. (Czech Republic)	9,024	191,081
Lloyds Banking Group PLC (United Kingdom)	21,479,500	8,690,792
National Bank of Kuwait S.A.K.P. (Kuwait)	80,570	193,195
National Commercial Bank (Saudi Arabia)	28,238	278,690
Nedbank Group Ltd. (South Africa)	51,174	297,498
OTP Bank Nyrt. (Hungary)	64,095	1,898,238
Royal Bank of Scotland Group PLC (United Kingdom)	2,384,200	3,326,226
Sberbank of Russia PJSC (Russia)	438,799	1,156,339
Sberbank of Russia PJSC (Moscow Exchange) (Russia)	380,547	1,015,066
Sberbank of Russia PJSC ADR (Russia)	187,938	1,995,234
Shinhan Financial Group Co. Ltd. (South Korea)	53,011	1,343,965

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number
	of Shares	Value

Banks (Continued)
Standard Bank Group Ltd. (South Africa)	78,971	$435,128
Standard Chartered PLC (United Kingdom)	281,415	1,437,943
		80,011,148

Beverages – 1.1%
Ambev S.A. ADR (Brazil)*	1,145,207	2,462,195
Anheuser-Busch InBev S.A./N.V. (Belgium)	10,136	472,034
China Resources Beer Holdings Co. Ltd. (China)	102,000	480,401
Diageo PLC (United Kingdom)	93,837	3,230,794
Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	21,753	1,399,371
Kweichow Moutai Co. Ltd., Class A (China)	3,700	656,725
		8,701,520

Building Materials – 0.8%
Anhui Conch Cement Co. Ltd., Class H (China)	406,500	3,205,407
LafargeHolcim Ltd. (Switzerland)(a)*	71,605	2,973,970
		6,179,377

Chemicals – 1.4%
Air Liquide S.A. (France)	14,998	1,905,561
Linde PLC (United Kingdom)	15,071	2,779,146
Novozymes A/S, Class B (Denmark)	36,869	1,808,670
Symrise A.G. (Germany)	29,742	3,013,152
UPL Ltd. (India)	156,307	864,954
		10,371,483

Coal – 0.1%
China Shenhua Energy Co. Ltd., Class H (China)	353,000	625,370
Coal India Ltd. (India)	281,179	549,825
		1,175,195

Commercial Services – 2.8%
Adyen N.V. (Netherlands)(b)*	3,430	3,387,400
Amadeus IT Group S.A. (Spain)	49,953	2,384,382
Ashtead Group PLC (United Kingdom)	200,550	5,478,075
Brambles Ltd. (Australia)	332,600	2,377,280
Bureau Veritas S.A. (France)	98,759	2,050,232
CCR S.A. (Brazil)	415,560	949,127

	Number
	of Shares	Value

Commercial Services (Continued)
Cielo S.A. (Brazil)	404,000	$304,603
G4S PLC (United Kingdom)	1,090,500	1,497,020
SGS S.A. (Switzerland)(a)	782	1,763,959
StoneCo Ltd., Class A (Brazil)*	10,317	272,162
TAL Education Group ADR (China)*	11,484	622,318
		21,086,558

Computers – 0.8%
Check Point Software Technologies Ltd. (Israel)*	28,107	2,972,034
Infosys Ltd. (India)	68,046	636,035
Infosys Ltd. ADR (India)	124,728	1,151,240
Tata Consultancy Services Ltd. (India)	50,544	1,338,018
		6,097,327

Cosmetics/Personal Care – 2.2%
LG Household & Health
Care Ltd. (South Korea)	1,961	2,223,767
L’Oreal S.A. (France)	21,442	6,234,074
Unicharm Corp. (Japan)	125,500	4,625,119
Unilever N.V. (United Kingdom)	21,994	1,095,286
Unilever PLC (United Kingdom)	57,093	2,939,843
		17,118,089

Distribution/Wholesale – 0.7%
Bunzl PLC (United Kingdom)	135,800	2,947,507
Ferguson PLC	31,085	2,241,299
		5,188,806

Diversified Financial Services – 1.0%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	71,900	505,742
Capitec Bank Holdings Ltd. (South Africa)	3,698	180,274
Housing Development Finance Corp. Ltd. (India)	56,715	1,434,595
KB Financial Group, Inc. (South Korea)	41,651	1,191,690
Network International Holdings PLC (United Arab Emirates)(b)*	45,812	238,938
Pagseguro Digital Ltd., Class A (Brazil)*	8,633	218,674
Schroders PLC (United Kingdom)	110,800	3,700,675
XP, Inc., Class A (Brazil)*	8,017	201,708
		7,672,296

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number
	of Shares	Value

Electric – 0.0%(c)
Power Grid Corp. of India Ltd. (India)	6,674	$14,305

Electrical Component & Equipment – 0.5%
Schneider Electric S.E. (France)	43,942	4,060,786

Electronics – 0.3%
AAC Technologies Holdings, Inc. (China)	138,153	653,407
Hangzhou Hikvision Digital Technology Co. Ltd., Class A (China)	113,830	509,192
Hon Hai Precision Industry Co. Ltd. (Taiwan)	472,000	1,213,025
		2,375,624

Engineering & Construction – 0.1%
Airports of Thailand PCL (Thailand)(a)	159,800	308,487
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)	2,638	263,035
Shanghai International Airport Co. Ltd., Class A (China)	30,300	299,416
		870,938

Food – 1.2%
BIM Birlesik Magazalar A.S. (Turkey)	30,296	240,559
China Mengniu Dairy Co. Ltd. (China)*	338,000	1,196,895
Magnit PJSC GDR (Russia)(a)	67,061	739,633
Nestle S.A. (Switzerland)(a)	800	84,728
Nestle S.A. ADR (Switzerland)	43,249	4,545,470
Shoprite Holdings Ltd. (South Africa)	178,896	1,033,969
Uni-President Enterprises Corp. (Taiwan)	167,000	388,841
Universal Robina Corp. (Philippines)	159,950	395,904
X5 Retail Group N.V. GDR (Russia)(a)	16,860	497,593
		9,123,592

Forest Products & Paper – 0.4%
Mondi PLC (United Kingdom)	38,947	687,778
Suzano S.A. (Brazil)*	27,960	202,171
UPM-Kymmene OYJ (Finland)	78,900	2,163,847
		3,053,796

	Number
	of Shares	Value

Gas – 0.1%
ENN Energy Holdings Ltd. (China)	84,000	$946,887

Healthcare - Products – 1.2%
Alcon, Inc. (Switzerland)*	12,131	640,638
EssilorLuxottica S.A. (France)	14,785	1,836,659
Hengan International Group Co. Ltd. (China)	186,500	1,658,535
Sonova Holding A.G. (Switzerland)(a)	12,663	2,287,112
Sysmex Corp. (Japan)	37,900	2,618,407
		9,041,351

Healthcare - Services – 0.7%
Life Healthcare Group Holdings Ltd. (South Africa)	481,485	463,938
Lonza Group A.G. (Switzerland)(a)	10,646	4,648,742
		5,112,680

Holding Companies - Diversified – 0.2%
KOC Holding A.S. (Turkey)	365,553	802,113
Siam Cement (The) PCL (Thailand)(a)	55,500	591,527
		1,393,640

Home Furnishings – 0.2%
Coway Co. Ltd. (South Korea)	15,336	777,256
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	65,000	495,472
Midea Group Co. Ltd., Class A (China)	36,800	274,751
		1,547,479

Household Products/Wares – 0.3%
Henkel A.G. & Co. KGaA (Germany)	8,300	647,013
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)	429,100	606,235
Reckitt Benckiser Group PLC (United Kingdom)	9,040	753,030
		2,006,278

Insurance – 4.6%
AIA Group Ltd. (Hong Kong)	877,600	8,054,410
Allianz S.E. (Germany)(a)	63,238	11,637,779
AMP Ltd. (Australia)*	2,971,700	2,741,865
BB Seguridade Participacoes S.A. (Brazil)	202,200	986,106

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number
	of Shares	Value

Insurance (Continued)
IRB Brasil Resseguros S/A (Brazil)	301,700	$572,564
Ping An Insurance Group Co. of China Ltd., Class H (China)	564,500	5,744,500
Porto Seguro S.A. (Brazil)	19,300	162,090
Prudential PLC (United Kingdom)	286,800	4,046,008
Sanlam Ltd. (South Africa)	276,273	883,221
		34,828,543

Internet – 5.1%
58.com, Inc. ADR (China)*	3,576	185,773
Alibaba Group Holding Ltd. ADR (China)*	33,327	6,754,383
Baidu, Inc. ADR (China)*	58,464	5,900,772
MercadoLibre, Inc. (Argentina)*	1,174	685,041
Naspers Ltd., Class N (South Africa)	36,785	5,725,531
NAVER Corp. (South Korea)	35,355	5,732,126
Prosus N.V. (China)*	3,280	248,660
Tencent Holdings Ltd. (China)	154,700	8,132,492
Tencent Music Entertainment Group ADR (China)*	13,946	159,124
Trip.com Group Ltd. ADR (China)*	99,837	2,571,801
Yandex N.V., Class A (Russia)*	68,525	2,588,875
		38,684,578

Investment Management Companies – 0.7%
EXOR N.V. (Netherlands)	102,800	5,606,149

Iron/Steel – 0.4%
Ternium S.A. ADR (Netherlands)	38,032	516,855
thyssenkrupp A.G. (Germany)*	388,100	2,581,723
		3,098,578

Leisure Time – 0.2%
Bajaj Auto Ltd. (India)	20,824	724,157
Hero MotoCorp Ltd. (India)	31,352	894,266
		1,618,423

Lodging – 0.7%
Accor S.A. (France)	185,935	5,172,418

	Number
	of Shares	Value

Machinery - Construction & Mining – 1.2%
Epiroc AB, Class A (Sweden)	181,987	$1,821,259
Komatsu Ltd. (Japan)	378,800	7,167,249
		8,988,508

Machinery - Diversified – 2.8%
Atlas Copco AB, Class A (Sweden)	158,519	5,463,274
CNH Industrial N.V. (United Kingdom)*	1,181,473	7,390,349
FANUC Corp. (Japan)	10,700	1,746,383
Keyence Corp. (Japan)	11,200	3,998,536
Kubota Corp. (Japan)	206,700	2,566,945
		21,165,487

Media – 0.8%
Grupo Televisa S.A.B. ADR (Mexico)	355,700	1,902,995
Liberty Global PLC, Class A (United Kingdom)*	128,900	2,503,238
Liberty Global PLC, Class C (United Kingdom)*	113,600	2,080,016
		6,486,249

Metal Fabricate/Hardware – 0.7%
Catcher Technology Co. Ltd. (Taiwan)	90,000	681,705
SKF AB, Class B (Sweden)	280,600	4,428,885
Tenaris S.A. ADR (Netherlands)	23,250	318,060
		5,428,650

Mining – 2.3%
Alrosa PJSC (Russia)	280,422	232,259
Alrosa PJSC (Moscow Exchange) (Russia)	871,769	733,265
Anglo American PLC (South Africa)	35,640	633,860
Glencore PLC (Switzerland)*	5,794,789	10,856,195
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	511,600	1,087,901
Rio Tinto PLC (Australia)	73,212	3,398,403
Southern Copper Corp. (Peru)	11,400	369,816
		17,311,699

Miscellaneous Manufacturing – 1.3%
Alfa Laval AB (Sweden)*	118,453	2,213,525
CRRC Corp. Ltd., Class H (China)	619,000	327,673
Largan Precision Co. Ltd. (Taiwan)	11,000	1,499,449
Orica Ltd. (Australia)	311,920	3,614,747

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number
	of Shares	Value

Miscellaneous Manufacturing (Continued)
Smiths Group PLC (United Kingdom)	122,500	$1,907,378
Sunny Optical Technology Group Co. Ltd. (China)	19,700	274,333
		9,837,105

Oil & Gas – 1.8%
Bharat Petroleum Corp. Ltd. (India)	136,134	666,011
Cenovus Energy, Inc. (Canada)	820,500	2,976,777
CNOOC Ltd. (China)	1,431,217	1,582,386
Galp Energia SGPS S.A. (Portugal)	52,753	608,829
LUKOIL PJSC ADR (Russia)	18,281	1,192,611
LUKOIL PJSC ADR (OTC Exchange) (Russia)	38,121	2,461,473
Oil & Natural Gas Corp. Ltd. (India)	593,879	628,449
Pakistan Petroleum Ltd. (Pakistan)	287,800	163,852
Royal Dutch Shell PLC, Class B (Netherlands)	168,960	2,704,822
Tupras Turkiye Petrol Rafinerileri A.S. (Turkey)*	71,344	926,480
		13,911,690

Pharmaceuticals – 2.7%
Bayer A.G. (Germany)(a)	89,760	5,903,461
Chugai Pharmaceutical Co. Ltd. (Japan)	35,600	4,243,581
CSPC Pharmaceutical Group Ltd. (China)	162,000	320,714
Roche Holding A.G. (Genusschein) (Switzerland)	20,660	7,154,504
Shionogi & Co. Ltd. (Japan)	36,400	2,010,282
Sino Biopharmaceutical Ltd. (Hong Kong)	96,000	139,929
Sinopharm Group Co. Ltd., Class H (China)	407,123	1,097,751
		20,870,222

Retail – 2.7%
Alimentation Couche-Tard, Inc., Class B (Canada)	73,873	2,061,301
Astra International Tbk PT (Indonesia)	3,653,200	934,366
Bidvest Group (The) Ltd. (South Africa)	62,466	507,282
Cie Financiere Richemont S.A. (Switzerland)(a)	58,180	3,300,753

	Number
	of Shares	Value

Retail (Continued)
Clicks Group Ltd. (South Africa)	20,358	$253,394
CP ALL PCL (Thailand)(a)	529,200	1,152,024
Hennes & Mauritz AB, Class B (Sweden)	342,400	4,680,470
Lojas Renner S.A. (Brazil)	66,193	468,521
Nitori Holdings Co. Ltd. (Japan)	13,300	2,038,567
President Chain Store Corp. (Taiwan)	58,000	599,762
Raia Drogasil S.A. (Brazil)	37,208	720,978
SM Investments Corp. (Philippines)	47,280	788,045
Swatch Group (The) A.G. (Bearer) (Switzerland)	12,750	2,558,437
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	223,301	538,958
Yifeng Pharmacy Chain Co. Ltd., Class A (China)	19,120	254,515
		20,857,373

Semiconductors – 4.6%
ASM Pacific Technology Ltd. (Hong Kong)	104,100	1,051,900
Infineon Technologies A.G. (Germany)	274,447	5,102,226
Novatek Microelectronics Corp. (Taiwan)	112,000	696,524
Samsung Electronics Co. Ltd. (South Korea)	183,951	7,563,617
Samsung Electronics Co. Ltd. GDR (South Korea)(a)	2,755	2,862,808
SK Hynix, Inc. (South Korea)	57,083	3,928,313
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	571,945	5,769,667
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	151,952	8,073,210
Vanguard International Semiconductor Corp. (Taiwan)	60,000	139,201
		35,187,466

Software – 1.8%
Dassault Systemes S.E. (France)	19,967	2,924,576
HCL Technologies Ltd. (India)	193,411	1,387,124
Mail.Ru Group Ltd. GDR (Russia)(a)*	14,861	267,755
NetEase, Inc. ADR (China)	3,499	1,207,015

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number
	of Shares	Value

Software (Continued)
Open Text Corp. (Canada)	62,600	$2,365,573
SAP S.E. ADR (Germany)	48,403	5,737,692
		13,889,735

Telecommunications – 1.5%
America Movil S.A.B. de C.V., Series L ADR (Mexico)	148,468	1,787,555
Bharti Infratel Ltd. (India)	277,539	642,120
China Mobile Ltd. ADR (China)	143,716	5,744,328
Mobile TeleSystems PJSC ADR (Russia)	136,583	1,170,516
Telekomunikasi Indonesia Persero Tbk PT ADR (Indonesia)	57,714	1,251,817
Vodacom Group Ltd. (South Africa)	124,440	827,250
		11,423,586

Transportation – 0.4%
Canadian National Railway Co. (Canada)	24,001	1,988,963
Kuehne + Nagel International A.G. (Switzerland)(a)	6,060	866,836
		2,855,799

Total Common Stocks (Cost $600,020,710)		545,688,356

Preferred Stocks – 1.4%

Banks – 0.6%
Banco Bradesco S.A., 10.23% (Brazil)(d)	155,752	550,212
Grupo Aval Acciones y Valores S.A., 7.25% (Colombia)(d)	24,419	102,560
Itau Unibanco Holding S.A., 0.82% (Brazil)(d)	289,756	1,221,814
Itau Unibanco Holding S.A. ADR, 0.88% (Brazil)(d)	570,992	2,403,876
		4,278,462

Chemicals – 0.1%
FUCHS PETROLUB S.E., 2.81% (Germany)(d)	24,764	960,238

	Number
	of Shares	Value

Household Products/Wares – 0.2%
Henkel A.G. & Co. KGaA, 2.34% (Germany)(d)	18,800	$1,669,188

Semiconductors – 0.5%
Samsung Electronics Co. Ltd., 3.44% (South Korea)(d)	13,868	480,743
Samsung Electronics Co. Ltd. GDR, 3.43% (South Korea)(a)(d)	3,409	3,000,449
		3,481,192

Total Preferred Stocks (Cost $12,460,050)		10,389,080

Investment Companies – 23.8%
iShares Global Energy ETF	1,146,908	22,525,273
iShares MSCI South Korea ETF	140,406	7,247,758
iShares MSCI United Kingdom ETF	2,224,879	56,178,195
JPMorgan BetaBuilders Japan ETF	3,578,966	76,554,083
Xtrackers MSCI Europe Hedged Equity ETF	760,172	19,536,420

Total Investment Companies (Cost $203,802,350)		182,041,729

Short-Term Investments – 2.9%

Money Market Fund – 2.9%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(e)	22,470,929	22,470,929

Total Short-Term Investments (Cost $22,470,929)		22,470,929

Total Investments – 99.5% (Cost $838,754,039)		760,590,094

Other Assets less Liabilities – 0.5%(f)		3,809,111

NET ASSETS – 100.0%		$764,399,205

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)	Amount rounds to less than 0.05%.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	7-day current yield as of April 30, 2020 is disclosed.
(f)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts.
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company

Concentration by Currency (%)
U.S. Dollar	36.7
Euro	18.6
British Pound	9.0
Hong Kong Dollar	5.6
All other currencies less than 5%	30.1
Total	100.0

Forward Foreign Currency Contracts outstanding at April 30, 2020:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/17/20	Swiss Francs	54,000	U.S. Dollars	55,498	Northern Trust	$ 524

06/17/20	U.S. Dollars	1,610,813	Swiss Francs	1,566,000	Northern Trust	(13,837)

Net Unrealized Depreciation						$(13,313)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar International Equity Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:
Common Stocks	$100,641,812	$445,046,544	$—	$545,688,356
Preferred Stocks	4,278,462	6,110,618	—	10,389,080
Investment Companies	182,041,729	—	—	182,041,729
Short-Term Investments	22,470,929	—	—	22,470,929

Total Investments	$309,432,932	$451,157,162	$—	$760,590,094

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments

Assets:
Forward foreign currency exchange contracts	$—	$ 524	$—	$ 524

Total Assets - Derivative Financial Instruments	$—	$ 524	$—	$ 524

Liabilities:
Forward foreign currency exchange contracts	$—	$(13,837)	$—	$(13,837)

Total Liabilities - Derivative Financial Instruments	$—	$(13,837)	$—	$(13,837)

Total Net Derivative Financial Instruments	$—	$(13,313)	$—	$(13,313)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Global Income Fund

	Number of Shares	Value

Common Stocks – 45.9%

Agriculture – 2.7%
British American Tobacco PLC ADR (United Kingdom)	94,000	$3,586,100
Imperial Brands PLC (United Kingdom)	131,475	2,766,034
		6,352,134

Auto Manufacturers – 1.1%
Toyota Motor Corp. ADR (Japan)	21,745	2,687,465

Auto Parts & Equipment – 0.5%
Cie Generale des Etablissements Michelin S.C.A. (France)	13,385	1,293,274

Banks – 2.6%
BNP Paribas S.A. (France)	27,680	869,604
JPMorgan Chase & Co.	32,722	3,133,459
United Overseas Bank Ltd. (Singapore)	155,645	2,224,030
		6,227,093

Building Materials – 2.1%
Johnson Controls International PLC	70,275	2,045,705
Xinyi Glass Holdings Ltd. (Hong Kong)	2,429,765	2,814,049
		4,859,754

Cosmetics/Personal Care – 1.5%
Unilever N.V. (United Kingdom)(a)	69,340	3,426,783

Electric – 6.6%
Duke Energy Corp.	45,057	3,814,526
Enel S.p.A. (Italy)	428,000	2,923,433
Iberdrola S.A. (Spain)	440,315	4,380,160
NextEra Energy, Inc.	18,700	4,321,944
		15,440,063

Forest Products & Paper – 2.0%
Smurfit Kappa Group PLC (Ireland)	83,090	2,602,899
Smurfit Kappa Group PLC (Euronext Dublin Exchange) (Ireland)	9,300	299,939
UPM-Kymmene OYJ (Finland)	65,665	1,800,875
		4,703,713

Healthcare - Services – 1.6%
Sonic Healthcare Ltd. (Australia)	219,300	3,872,892

	Number of Shares	Value

Insurance – 3.0%
Allianz S.E. (Germany)(a)	14,292	$2,630,177
NN Group N.V. (Netherlands)	21,955	635,105
Zurich Insurance Group A.G. (Switzerland)	11,795	3,739,656
		7,004,938

Mining – 0.7%
MMC Norilsk Nickel PJSC ADR (Russia)	61,000	1,667,740

Oil & Gas – 0.7%
LUKOIL PJSC ADR (Russia)	24,740	1,597,462

Pharmaceuticals – 5.7%
GlaxoSmithKline PLC (United Kingdom)	212,770	4,438,935
Novartis A.G. ADR (Switzerland)	54,201	4,592,451
Sanofi ADR (France)	92,170	4,316,321
		13,347,707

Real Estate Investment Trusts – 4.9%
Ascendas Real Estate Investment Trust (Singapore)	2,271,650	4,750,659
Embassy Office Parks REIT (India)	586,800	2,880,168
Healthpeak Properties, Inc.	46,350	1,211,589
PLA Administradora Industrial S. de R.L. de C.V. (Mexico)	2,529,160	2,620,353
		11,462,769

Semiconductors – 2.9%
Intel Corp.	53,010	3,179,540
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	352,055	3,551,460
		6,731,000

Telecommunications – 6.5%
AT&T, Inc.	125,430	3,821,852
BCE, Inc. (Canada)	101,745	4,114,568
Cisco Systems, Inc.	82,210	3,484,060
Softbank Corp. (Japan)	290,395	3,954,592
		15,375,072

Transportation – 0.8%
Globaltrans Investment PLC GDR (Russia)(a)	334,640	1,894,554
Total Common Stocks (Cost $110,639,990)		107,944,413

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Global Income Fund

	Number of Shares	Value

Investment Companies – 50.4%
Global X MLP & Energy Infrastructure ETF	707,720	$17,374,518
Global X U.S. Preferred ETF	315,493	7,464,564
iShares Broad USD High Yield Corporate Bond ETF	374,010	13,849,590
iShares MSCI United Kingdom ETF	883,591	22,310,673
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	1,060,555	21,219,617
SPDR Bloomberg Barclays Convertible Securities ETF	248,113	13,207,055
Vanguard Intermediate-Term Corporate Bond ETF	25,650	2,343,127
Vanguard Long-Term Corporate Bond ETF	22,580	2,307,676
Vanguard Long-Term Treasury ETF	145,839	14,849,327

	Number of Shares	Value

Vanguard Mortgage-Backed Securities ETF	64,534	$3,526,138
Total Investment Companies (Cost $127,379,154)		118,452,285

Short-Term Investments – 4.4%
Money Market Fund – 4.4%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(b)	10,372,616	10,372,616
Total Short-Term Investments (Cost $10,372,616)		10,372,616
Total Investments – 100.7% (Cost $248,391,760)		236,769,314

Liabilities less Other Assets – (0.7)%		(1,709,135)

NET ASSETS – 100.0%		$235,060,179

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.
(b)	7-day current yield as of April 30, 2020 is disclosed.

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

Concentration by Currency (%)
U.S. Dollar	63.9
Euro	16.4
All other currencies less than 5%	19.7
Total	100.0

Country Diversification (%)
United States	52.0
Germany	10.1
United Kingdom	6.1
All other countries less than 5%	31.8
Total	100.0

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Global Income Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Investments
Common Stocks	$53,621,918	$54,322,495	$—	$107,944,413
Investment Companies	118,452,285	—	—	118,452,285
Short-Term Investments	10,372,616	—	—	10,372,616
Total Investments	$182,446,819	$54,322,495	$—	$236,769,314

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Total Return Bond Fund

	Par(a)	Value

Long Positions – 111.9%

Asset-Backed Securities – 10.3%

Automobile – 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25(b)	$740,000	$685,225
Hertz Vehicle Financing II L.P., Series 2018-1A, Class A, 3.29%, 2/25/24(b)	350,000	326,461
		1,011,686

Commercial Mortgage-Backed Securities – 3.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37(b)(c)	880,000	806,492
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(c)	113,000	112,702
BANK,
Series 2017-BNK7, Class A5, 3.44%, 9/15/60	100,000	108,308
Series 2018-BN13, Class A5, 4.22%, 8/15/61	480,000	547,485
Bayview Commercial Asset Trust, Series 2006-1A, Class A1, (1M USD LIBOR + 0.27%), 0.76%, 4/25/36(b)(d)	437,698	368,402
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 1/12/45(c)	93,366	86,137
Benchmark Mortgage Trust,
Series 2020-IG1, Class AS, 2.91%, 9/15/43	720,000	701,624
Series 2018-B2, Class A5, 3.88%, 2/15/51	390,000	436,166
Series 2019-B9, Class XA, 1.21%, 3/15/52(c)	2,890,472	204,793
Series 2019-B10, Class A4, 3.72%, 3/15/62	500,000	558,784
BHMS, Series 2018-ATLS, Class A, (1M USD LIBOR + 1.25%, 1.25% Floor), 2.06%, 7/15/35(b)(d)	1,190,000	1,104,839

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
BXP Trust, Series 2017-GM, Class D, 3.54%, 6/13/39(b)(c)	$370,000	$361,290
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class A, (1M USD LIBOR + 1.07%, 1.07% Floor), 1.88%, 12/15/37(b)(d)	590,000	568,054
Series 2019-LIFE, Class D, (1M USD LIBOR + 1.75%, 1.75% Floor), 2.57%, 12/15/37(b)(d)	100,000	95,254
CFK Trust, Series 2019-FAX, Class D, 4.64%, 1/15/39(b)(c)	100,000	94,170
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class D, 4.90%, 1/10/36(b)(c)	500,000	444,212
Series 2019-SMRT, Class E, 4.90%, 1/10/36(b)(c)	500,000	434,985
Series 2019-SST2, Class A, (1M USD LIBOR + 0.92%, 0.92% Floor), 1.73%, 12/15/36(b)(d)	300,000	289,062
Series 2016-P3, Class D, 2.81%, 4/15/49(b)	62,515	37,797
Series 2016-C1, Class D, 5.12%, 5/10/49(b)(c)	250,000	182,219
Series 2017-C4, Class A4, 3.47%, 10/12/50	420,000	450,877
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class C, 5.15%, 3/15/52(c)	142,018	116,555
CSMC OA LLC, Series 2014-USA, Class B, 4.19%, 9/15/37(b)	530,000	494,512
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 4/10/37(b)(c)	13,945,000	339,610
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, (1M USD LIBOR + 1.50%, 1.50% Floor), 2.25%, 4/15/36(b)(d)	500,000	456,342
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28(b)(c)	100,000	99,171

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
GS Mortgage Securities Corp. Trust,
Series 2017-500K, Class E, (1M USD LIBOR + 1.50%, 1.75% Floor), 2.31%, 7/15/32(b)(d)	$110,000	$104,829
Series 2020-DUNE, Class A, (1M USD LIBOR + 1.10%, 1.10% Floor), 1.91%, 12/15/36(b)(d)	960,000	784,405
Series 2019-BOCA, Class A, (1M USD LIBOR + 1.20%, 1.20% Floor), 2.01%, 6/15/38(b)(d)	100,000	92,229
Series 2019-BOCA, Class B, (1M USD LIBOR + 1.50%, 1.50% Floor), 2.31%, 6/15/38(b)(d)	620,000	536,082
Series 2019-BOCA, Class C, (1M USD LIBOR + 1.73%, 1.73% Floor), 2.54%, 6/15/38(b)(d)	530,000	442,329
GS Mortgage Securities Trust,
Series 2017-GS7, Class A4, 3.43%, 8/10/50	220,000	238,436
Series 2017-GS7, Class E, 3.00%, 8/10/50(b)	70,000	42,120
Series 2017-GS8, Class A4, 3.47%, 11/10/50	240,000	259,440
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-MKST, Class D, (1M USD LIBOR + 1.50%, 1.50% Floor), 2.31%, 12/15/36(b)(d)	710,000	664,100
Series 2017-JP6, Class A5, 3.49%, 7/15/50	235,000	254,155
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.28%, 4/20/48(b)(c)	500,000	498,584
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5, 3.64%, 10/15/48	450,000	473,462
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, (1M USD LIBOR + 1.40%, 1.40% Floor), 2.21%, 5/15/36(b)(d)	410,000	358,610

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
Morgan Stanley Capital I Trust, Series 2019-L2, Class XA, 1.20%, 3/15/52(c)	$2,565,599	$180,042
PFP Ltd., Series 2019-5, Class A, (1M USD LIBOR + 0.97%, 0.97% Floor), 1.77%, 4/14/36(b)(d)	314,471	295,603
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, (1M USD LIBOR + 0.95%, 1.94% Floor), 1.94%, 6/15/33(b)(d)	1,493,000	1,435,785
Wells Fargo Commercial Mortgage Trust,
Series 2015-C28, Class A4, 3.54%, 5/15/48	240,000	252,616
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	250,000	159,446
Series 2017-C38, Class A5, 3.45%, 7/15/50	315,000	338,323
		16,910,438

Home Equity – 0.1%
GSAA Home Equity Trust, Series 2006-4, Class 1A1, 3.61%, 3/25/36(c)	68,827	51,599
Option One Mortgage Loan Trust, Series 2004-3, Class M1, (1M USD LIBOR + 0.78%, 0.52% Floor), 1.27%, 11/25/34(d)	396,899	383,967
Renaissance Home Equity Loan Trust, Series 2005-2, Class AV3, (1M USD LIBOR + 0.37%, 0.37% Floor, 14.00% Cap), 0.86%, 8/25/35(d)	376,097	325,789
		761,355

Other – 4.4%
Ajax Mortgage Loan Trust,
Series 2018-G, Class A, 4.37%, 6/25/57(b)(c)	74,558	71,230
Series 2019-A, Class A, 3.75%, 8/25/57(b)(c)	377,225	380,177
Series 2018-F, Class A, 4.37%, 11/25/58(b)(c)	175,077	167,700
Series 2019-B, Class A, 3.75%, 1/25/59(b)(c)	470,503	473,940
Allegro CLO IV Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 1.15%), 2.37%, 1/15/30(b)(d)	250,000	245,738

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
ALM VII Ltd., Series 2012-7A, Class A1A2, (3M USD LIBOR + 1.17%, 1.17% Floor), 2.39%, 7/15/29(b)(d)	$250,000	$237,722
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R7, Class M2, (1M USD LIBOR + 0.50%, 0.50% Floor), 0.99%, 9/25/35(d)	367,803	363,275
AMMC CLO LTD., Series 2017-21A, Class A, (3M USD LIBOR + 1.25%), 3.01%, 11/02/30(b)(d)	250,000	238,089
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (3M USD LIBOR + 1.25%), 2.56%, 10/13/30(b)(d)	500,000	476,958
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/07/49(b)	380,000	320,101
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, (3M USD LIBOR + 1.19%), 2.32%, 4/17/26(b)(d)	126,352	125,596
Atrium IX, (3M USD LIBOR + 1.24%), 2.85%, 5/28/30(b)(d)	500,000	482,386
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (3M USD LIBOR + 1.10%), 2.09%, 4/25/26(b)(d)	107,794	106,751
Babson CLO Ltd., Series 2015-IA, Class AR, (3M USD LIBOR + 0.99%, 0.99% Floor), 2.13%, 1/20/31(b)(d)	250,000	231,081
Ballyrock CLO Ltd.,
Series 2019-2, Class A1B, (3M USD LIBOR + 1.75%, 1.75% Floor), 3.65%, 11/20/30(b)(d)	250,000	239,996
Series 2018-1A, Class A1, (3M USD LIBOR + 1.00%), 2.14%, 4/20/31(b)(d)	250,000	231,274

	Par(a)	Value

Other (Continued)
Battalion CLO X Ltd.,
Series 2016-10A, Class A1R, (3M USD LIBOR + 1.25%, 1.25% Floor), 2.27%, 1/24/29(b)(d)	$310,000	$300,451
Series 2016-10A, Class A2R, (3M USD LIBOR + 1.80%, 1.80% Floor), 2.82%, 1/24/29(b)(d)	260,000	244,229
Bayview Commercial Asset Trust, Series 2007-4A, Class A1, (1M USD LIBOR + 0.45%, 0.45% Floor), 0.94%, 9/25/37(b)(d)	493,921	377,808
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24(b)	500,000	489,579
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (3M USD LIBOR + 1.75%), 2.97%, 7/15/29(b)(d)	500,000	452,221
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (3M USD LIBOR + 1.25%, 1.25% Floor), 2.38%, 1/20/29(b)(d)	500,000	482,878
BlueMountain CLO Ltd.,
Series 2013-1A, Class A1R2, (3M USD LIBOR + 1.23%, 1.23% Floor), 2.37%, 1/20/29(b)(d)	495,349	478,901
Series 2015-3A, Class A1R, (3M USD LIBOR + 1.00%), 2.14%, 4/20/31(b)(d)	250,000	233,959
California Street CLO XII Ltd., Series 2013-12A, Class AR, (3M USD LIBOR + 1.03%), 2.25%, 10/15/25(b)(d)	122,942	121,307
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-2RA, Class A1, (3M USD LIBOR + 1.05%), 2.74%, 5/15/31(b)(d)	740,000	685,541
Series 2014-3RA, Class A1A, (3M USD LIBOR + 1.05%), 2.04%, 7/27/31(b)(d)	248,021	237,721

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class M3A, (1M USD LIBOR + 2.50%, 2.50% Floor), 2.99%, 7/25/37(d)	$500,000	$461,230
Cumberland Park CLO Ltd., Series 2015-2A, Class BR, (3M USD LIBOR + 1.40%), 2.53%, 7/20/28(b)(d)	350,000	327,255
Cutwater Ltd., Series 2014-1A, Class A1AR, (3M USD LIBOR + 1.25%), 2.47%, 7/15/26(b)(d)	145,836	144,210
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3M USD LIBOR + 0.90%), 2.12%, 10/15/27(b)(d)	486,800	467,475
Elm CLO,
Series 2014-1A, Class ARR, (3M USD LIBOR + 1.17%), 2.30%, 1/17/29(b)(d)	250,000	238,798
Series 2014-1A, Class BRR, (3M USD LIBOR + 1.75%), 2.88%, 1/17/29(b)(d)	250,000	231,634
First Franklin Mortgage Loan Trust,
Series 2003-FF4, Class M1, (1M USD LIBOR + 1.80%, 1.20% Floor), 2.78%, 10/25/33(d)	423,723	394,336
Series 2006-FF13, Class A1, (1M USD LIBOR + 0.12%, 0.12% Floor), 0.61%, 10/25/36(d)	35,245	24,784
Flatiron CLO 17 Ltd., Series 2017-1A, Class A, (3M USD LIBOR + 1.25%), 2.94%, 5/15/30(b)(d)	300,000	286,603
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, (3M USD LIBOR + 1.22%), 2.24%, 7/24/30(b)(d)	250,000	237,875
Halsey Point CLO I Ltd., Series 2019-1A, Class A1A1, (3M USD LIBOR + 1.35%, 1.35% Floor), 3.26%, 1/20/33(b)(d)	360,000	338,741

	Par(a)	Value

Other (Continued)
ICG US CLO Ltd., Series 2015-2RA, Class A1, (3M USD LIBOR + 1.37%, 1.37% Floor), 3.08%, 1/16/33(b)(d)	$500,000	$471,760
JFIN CLO Ltd., Series 2014-1A, Class AR, (3M USD LIBOR + 0.95%), 2.09%, 4/21/25(b)(d)	138,357	136,758
KKR CLO 16 Ltd.,
Series 16, Class A2R, (3M USD LIBOR + 1.80%, 1.80% Floor), 2.93%, 1/20/29(b)(d)	250,000	226,385
Series 16, Class A1R, (3M USD LIBOR + 1.25%, 1.25% Floor), 2.38%, 1/20/29(b)(d)	250,000	243,535
KKR CLO Ltd., Series 21, Class A, (3M USD LIBOR + 1.00%), 2.22%, 4/15/31(b)(d)	250,000	229,034
LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1, (3M USD LIBOR + 1.08%), 2.26%, 7/16/31(b)(d)	250,000	237,795
LCM XXIV Ltd., Series 24A, Class A, (3M USD LIBOR + 1.31%, 1.31% Floor), 2.44%, 3/20/30(b)(d)	750,000	706,038
Legacy Mortgage Asset Trust,
Series 2019-SL1, Class A, 4.00%, 12/28/54(b)	289,749	276,902
Series 2019-GS5, Class A1, (Step to 6.20% on 8/25/22), 3.20%, 5/25/59(b)(e)	922,456	842,012
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A3, (1M USD LIBOR + 0.15%, 0.15% Floor), 0.64%, 7/25/36(d)	883,221	380,963
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (3M USD LIBOR + 1.16%), 2.20%, 7/23/29(b)(d)	500,000	481,577
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3M USD LIBOR + 0.95%, 0.95% Floor), 2.09%, 4/19/30(b)(d)	500,000	478,177

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R, (3M USD LIBOR + 1.33%), 2.46%, 4/20/26(b)(d)	$346,965	$342,509
Mariner CLO Ltd., Series 2017-4A, Class A, (3M USD LIBOR + 1.21%), 2.20%, 10/26/29(b)(d)	250,000	241,193
Mill City Mortgage Loan Trust, Series 2018-2, Class B4, 3.96%, 5/25/58(b)(c)	714,973	285,032
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3M USD LIBOR + 1.60%, 1.60% Floor), 2.73%, 10/20/30(b)(d)	250,000	227,625
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (3M USD LIBOR + 0.87%), 2.01%, 10/20/27(b)(d)	466,764	457,168
OFSI Fund VI Ltd., Series 2014-6A, Class BR, (3M USD LIBOR + 1.50%), 2.72%, 3/20/25(b)(d)	500,000	472,548
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (3M USD LIBOR + 0.90%), 2.04%, 10/18/26(b)(d)	9,743	9,637
Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 2.97%, 4/20/32(b)(d)	270,000	255,828
Palmer Square CLO Ltd., Series 2018-2A, Class A1A, (3M USD LIBOR + 1.10%), 2.28%, 7/16/31(b)(d)	500,000	482,188
Riserva CLO Ltd., Series 2016-3A, Class AR, (3M USD LIBOR + 1.14%), 2.28%, 10/18/28(b)(d)	250,000	242,340
RR 3 Ltd., Series 2018-3A, Class A1R2, (3M USD LIBOR + 1.09%, 1.09% Floor), 2.31%, 1/15/30(b)(d)	250,000	237,507
SBA Small Business Investment Cos., Series 2019-10A, Class 1, 3.11%, 3/10/29	90,295	96,326
Sound Point CLO XXIII, Series 2019-2A, Class A1, (3M USD LIBOR + 1.40%, 1.40% Floor), 2.62%, 4/15/32(b)(d)	250,000	242,850

	Par(a)	Value

Other (Continued)
Thacher Park CLO Ltd., Series 2014-1A, Class AR, (3M USD LIBOR + 1.16%), 2.30%, 10/20/26(b)(d)	$141,793	$140,206
Towd Point Mortgage Trust, Series 2019-SJ2, Class M1, 4.50%, 11/25/58(b)	500,000	498,653
Tralee CLO VI Ltd., Series 2019-6A, Class AS, (3M USD LIBOR + 1.30%), 2.29%, 10/25/32(b)(d)	250,000	235,803
United States Small Business Administration,
Series 2019-20D, Class 1, 2.98%, 4/01/39	47,679	50,439
Series 2019-25G, Class 1, 2.69%, 7/01/44	78,775	82,596
Venture 31 CLO Ltd., Series 2018-31A, Class A1, (3M USD LIBOR + 1.03%, 1.03% Floor), 2.17%, 4/20/31(b)(d)	410,000	376,377
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, (Step to 6.97% on 3/25/22), 3.97%, 2/25/49(b)(e)	106,086	96,626
Westcott Park CLO Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 1.21%), 2.35%, 7/20/28(b)(d)	500,000	488,370
York CLO-3 Ltd., Series 2016-1A, Class BR, (3M USD LIBOR + 1.75%), 2.88%, 10/20/29(b)(d)	500,000	466,753
Zais CLO 13 Ltd., Series 2019-13A, Class A1A, (3M USD LIBOR + 1.49%), 2.71%, 7/15/32(b)(d)	250,000	233,988
Zais CLO 5 Ltd., Series 2016-2A, Class A1, (3M USD LIBOR + 1.53%), 2.75%, 10/15/28(b)(d)	495,828	482,953
		23,106,001

Student Loan – 0.5%
Navient Private Education Refinancing Loan Trust, Series 2019-CA, Class A2, 3.13%, 2/15/68(b)	510,000	512,323

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Student Loan (Continued)
Navient Student Loan Trust,
Series 2015-1, Class A2, (1M USD LIBOR + 0.60%, 0.60% Floor), 1.09%, 4/25/40(d)	$120,232	$113,530
Series 2017-1A, Class A3, (1M USD LIBOR + 1.15%), 1.63%, 7/26/66(b)(d)	260,000	244,903
Series 2017-2A, Class A, (1M USD LIBOR + 1.05%), 1.54%, 12/27/66(b)(d)	121,170	113,638
SLM Student Loan Trust, Series 2006-10, Class A6, (3M USD LIBOR + 0.15%), 1.14%, 3/25/44(d)	300,000	272,649
Sofi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 6/15/48(b)	660,000	676,912
Sofi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 3.34%, 8/25/47(b)	250,000	252,295
Series 2018-B, Class A2FX, 3.60%, 2/25/48(b)	200,000	206,014
		2,392,264

Whole Loan – 1.8%
Adjustable Rate Mortgage Trust, Series 2005-9, Class 5A1, (1M USD LIBOR + 0.54%, 0.27% Floor, 11.00% Cap), 1.03%, 11/25/35(d)	330,231	310,469
CSMC, Series 2019-NQM1, Class A2, (Step to 3.86% on 12/25/23), 2.86%, 10/25/59(b)(e)	587,432	587,365
CSMC Trust, Series 2019-RPL8, Class A1, 3.32%, 10/25/58(b)(c)	569,702	547,729
FHLMC Structured Agency Credit Risk Debt Notes, Series 2014-DN3, Class M3, (1M USD LIBOR + 4.00%), 4.49%, 8/25/24(d)	147,690	117,298
FNMA Connecticut Avenue Securities,
Series 2014-C04, Class 1M2, (1M USD LIBOR + 4.90%), 5.39%, 11/25/24(d)	213,512	167,650

	Par(a)	Value

Whole Loan (Continued)
FNMA Connecticut Avenue Securities,
Series 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 6.48%, 9/25/28(d)	$567,833	$577,793
Series 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 5.79%, 10/25/28(d)	473,566	480,112
Series 2016-C04, Class 1M2, (1M USD LIBOR + 4.25%), 4.74%, 1/25/29(d)	244,100	239,731
Series 2017-C03, Class 1M1, (1M USD LIBOR + 0.95%), 1.44%, 10/25/29(d)	110,723	110,214
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 1/25/37	503,696	544,102
Impac CMB Trust, Series 2007-A, Class A, (1M USD LIBOR + 0.50%, 0.25% Floor, 11.50% Cap), 0.99%, 5/25/37(b)(d)	336,457	305,765
MASTR Asset Securitization Trust,
Series 2007-1, Class 1A4, 6.50%, 11/25/37	797,656	459,151
Series 2007-2, Class A2, 6.25%, 1/25/38	570,757	440,110
MCM Trust, Series 2018-NPL2, Class A, (Step to 7.00% on 1/25/22), 4.00%, 10/25/28(b)(e)	86,111	76,810
Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 3.70%, 2/25/34(c)	424,556	405,293
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1, (12MTA + 1.09%, 1.09% Floor), 4.05%, 12/26/46(b)(d)	264,792	259,315
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 5/25/58(b)(c)	1,197,629	1,259,420
Series 2019-NQM4, Class A1, 2.49%, 9/25/59(b)	499,805	483,776
Series 2019-6A, Class A1B, 3.50%, 9/25/59(b)(c)	605,477	613,896

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Whole Loan (Continued)
Residential Mortgage Loan Trust, Series 2019-2, Class A1, 2.91%, 5/25/59(b)	$505,305	$501,085
Thornburg Mortgage Securities Trust, Series 2004-2, Class A4, (1M USD LIBOR + 0.68%, 0.34% Floor, 11.50% Cap), 1.17%, 6/25/44(d)	580,912	534,291
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 3.38%, 2/25/38(b)(c)	200,069	65,457
WaMu Mortgage Pass-Through Certificate, Series, Series 2006-AR13, Class 1A, (12MTA + 0.88%, 0.88% Floor), 2.75%, 10/25/46(d)	427,482	353,819

		9,440,651

Total Asset-Backed Securities (Cost $56,436,860)		53,622,395

Corporate Bonds – 27.8%

Advertising – 0.0%(f)
Lamar Media Corp.,
5.75%, 2/01/26	29,000	29,496
3.75%, 2/15/28(b)	5,000	4,603
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/24	10,000	10,627
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.00%, 8/15/27(b)	56,000	53,474
4.63%, 3/15/30(b)	5,000	4,575

		102,775

Aerospace/Defense – 1.2%
Boeing (The) Co.,
4.51%, 5/01/23	100,000	100,000
4.88%, 5/01/25	460,000	460,000
3.10%, 5/01/26	40,000	36,637
2.70%, 2/01/27	30,000	26,624
2.80%, 3/01/27	40,000	34,973
3.20%, 3/01/29	130,000	114,197
5.15%, 5/01/30	170,000	170,000
3.25%, 2/01/35	290,000	240,201
5.70%, 5/01/40	140,000	140,000
3.65%, 3/01/47	12,000	9,261
3.75%, 2/01/50	50,000	39,966
5.80%, 5/01/50	330,000	330,000
5.93%, 5/01/60	205,000	205,000

	Par(a)	Value

Aerospace/Defense (Continued)
General Dynamics Corp.,
3.25%, 4/01/25	$145,000	$158,248
3.50%, 5/15/25	40,000	44,047
3.75%, 5/15/28	60,000	68,122
3.63%, 4/01/30	45,000	51,859
4.25%, 4/01/40	10,000	12,303
4.25%, 4/01/50	81,000	104,658
L3Harris Technologies, Inc.,
3.85%, 6/15/23(b)	30,000	31,437
3.95%, 5/28/24(b)	115,000	122,741
3.83%, 4/27/25	8,000	8,597
3.85%, 12/15/26(b)	145,000	158,397
4.40%, 6/15/28	297,000	335,407
4.40%, 6/15/28(b)	46,000	51,949
4.85%, 4/27/35	2,000	2,474
5.05%, 4/27/45	53,000	66,414
Lockheed Martin Corp.,
3.55%, 1/15/26	500,000	561,570
3.60%, 3/01/35	78,000	92,991
3.80%, 3/01/45	40,000	48,199
Northrop Grumman Corp.,
2.93%, 1/15/25	267,000	283,739
3.25%, 1/15/28	510,000	553,748
4.03%, 10/15/47	19,000	22,908
5.25%, 5/01/50	145,000	205,794
Raytheon Co.,
3.15%, 12/15/24	55,000	58,974
7.20%, 8/15/27	26,000	35,179
7.00%, 11/01/28	90,000	122,845
4.20%, 12/15/44	35,000	43,806
Raytheon Technologies Corp.,
3.65%, 8/16/23	32,000	34,584
3.95%, 8/16/25	220,000	247,983
4.13%, 11/16/28	149,000	172,936
5.40%, 5/01/35	22,000	29,554
4.45%, 11/16/38	30,000	37,347
4.50%, 6/01/42	32,000	40,691
4.15%, 5/15/45	10,000	12,229
4.63%, 11/16/48	40,000	53,614
Rockwell Collins, Inc., 3.20%, 3/15/24	126,000	133,704
TransDigm, Inc.,
8.00%, 12/15/25(b)	140,000	145,600
6.25%, 3/15/26(b)	346,000	338,647

		6,400,154

Agriculture – 0.6%
Altria Group, Inc.,
3.49%, 2/14/22	100,000	103,386
2.85%, 8/09/22	70,000	71,983
4.00%, 1/31/24	80,000	86,179

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Agriculture (Continued)
Altria Group, Inc.,
3.80%, 2/14/24		$40,000	$42,831
4.40%, 2/14/26		693,000	768,574
4.80%, 2/14/29		510,000	570,841
5.80%, 2/14/39		278,000	331,893
5.95%, 2/14/49		185,000	232,057
6.20%, 2/14/59		78,000	98,381
Cargill, Inc., 1.38%, 7/23/23(b)		80,000	80,407
Darling Ingredients, Inc., 5.25%, 4/15/27(b)		23,000	23,201
Philip Morris International, Inc.,
2.50%, 8/22/22		330,000	340,991
1.13%, 5/01/23		76,000	75,869
2.12%, 5/10/23		30,000	30,765
2.87%, 5/01/24		44,000	46,278
2.10%, 5/01/30		70,000	69,420
1.45%, 8/01/39	EUR	100,000	98,288
4.50%, 3/20/42		60,000	69,999

			3,141,343

Airlines – 0.1%
American Airlines Pass Through Trust,
Series 2014-1, Class B, 4.37%, 10/01/22		2,038	1,605
Series 2015-2, Class B, 4.40%, 9/22/23		18,886	13,013
Series 2016-1, Class B, 5.25%, 1/15/24		115,997	83,072
Series 2017-1, Class B, 4.95%, 2/15/25		16,318	11,586
Series 2016-3, Class B, 3.75%, 10/15/25		1,558	1,048
Series 2017-2, Class B, 3.70%, 10/15/25		27,923	18,884
Series 2015-2, Class AA, 3.60%, 9/22/27		14,590	14,004
Series 2016-1, Class AA, 3.58%, 1/15/28		83,312	77,532
Series 2019-1, Class B, 3.85%, 2/15/28		77,878	50,621
Series 2016-2, Class AA, 3.20%, 6/15/28		25,635	23,525
Series 2016-3, Class AA, 3.00%, 10/15/28		40,647	36,248
Series 2017-1, Class AA, 3.65%, 2/15/29		22,165	19,943
Series 2019-1, Class AA, 3.15%, 2/15/32		73,845	65,059
Delta Air Lines Pass Through Trust, Series 2019-1, Class AA, 3.20%, 4/25/24		44,000	40,251

	Par(a)	Value

Airlines (Continued)
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.62%, 9/03/22	$5,228	$4,603
Series 2016-2, Class B, 3.65%, 10/07/25	3,144	2,146
Series 2016-1, Class B, 3.65%, 1/07/26	9,944	7,163
Series 2015-1, Class AA, 3.45%, 12/01/27	831	758
Series 2019-2, Class B, 3.50%, 5/01/28	61,000	40,884
Series 2016-1, Class AA, 3.10%, 7/07/28	2,604	2,255
Series 2016-2, Class AA, 2.88%, 10/07/28	19,093	16,237
Series 2018-1, Class AA, 3.50%, 3/01/30	16,794	14,769
Series 2019-2, Class AA, 2.70%, 5/01/32	60,000	52,782

		597,988

Apparel – 0.2%
Hanesbrands, Inc.,
4.63%, 5/15/24(b)	39,000	38,988
4.87%, 5/15/26(b)	8,000	8,051
NIKE, Inc.,
2.40%, 3/27/25	145,000	152,783
2.75%, 3/27/27	130,000	140,052
2.85%, 3/27/30	100,000	108,541
3.25%, 3/27/40	70,000	76,056
3.38%, 3/27/50	275,000	308,327
Under Armour, Inc., 3.25%, 6/15/26	5,000	4,505
William Carter (The) Co., 5.62%, 3/15/27(b)	23,000	23,316

		860,619

Auto Manufacturers – 0.3%
Ford Motor Credit Co. LLC, 3.34%, 3/18/21	245,000	235,195
General Motors Co.,
4.87%, 10/02/23	210,000	206,994
5.00%, 4/01/35	3,000	2,541
6.60%, 4/01/36	52,000	47,724
6.25%, 10/02/43	45,000	39,390
5.40%, 4/01/48	11,000	8,771
5.95%, 4/01/49	70,000	59,548
General Motors Financial Co., Inc.,
4.15%, 6/19/23	75,000	72,815
3.50%, 11/07/24	62,000	57,207
4.00%, 1/15/25	88,000	82,538
4.35%, 4/09/25	48,000	45,466

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Auto Manufacturers (Continued)
General Motors Financial Co., Inc.,
4.00%, 10/06/26	$6,000	$5,449
4.35%, 1/17/27	2,000	1,825
Hyundai Capital America,
3.95%, 2/01/22(b)	247,000	248,548
2.38%, 2/10/23(b)	245,000	235,746
Toyota Motor Credit Corp., 3.37%, 4/01/30	88,000	96,269

		1,446,026

Auto Parts & Equipment – 0.0%(f)
American Axle & Manufacturing, Inc., 6.25%, 4/01/25	27,000	20,561
Aptiv PLC, 5.40%, 3/15/49	10,000	9,888
Lear Corp., 5.25%, 5/15/49	10,000	9,006

		39,455

Banks – 5.9%
Bank of America Corp., 2.63%, 4/19/21	38,000	38,605
(3M USD LIBOR + 0.66%), 2.37%, 7/21/21(g)	353,000	353,195
(3M USD LIBOR + 0.37%), 2.74%, 1/23/22(g)	281,000	282,740
(3M USD LIBOR + 0.63%), 3.50%, 5/17/22(g)	50,000	51,016
3.30%, 1/11/23	270,000	282,984
(3M USD LIBOR + 1.02%), 2.88%, 4/24/23(g)	10,000	10,218
4.20%, 8/26/24	170,000	183,939
4.00%, 1/22/25	10,000	10,804
(3M USD LIBOR + 0.81%), 3.37%, 1/23/26(g)	3,000	3,201
4.45%, 3/03/26	194,000	214,128
4.25%, 10/22/26	320,000	351,162
4.18%, 11/25/27	13,000	14,172
(3M USD LIBOR + 1.58%), 3.82%, 1/20/28(g)	459,000	501,935
(3M USD LIBOR + 2.93%), 5.87%, 3/15/28(g)(h)	131,000	133,642
(3M USD LIBOR + 1.51%), 3.71%, 4/24/28(g)	333,000	363,418
(3M USD LIBOR + 1.37%), 3.59%, 7/21/28(g)	194,000	209,203
(3M USD LIBOR + 1.04%), 3.42%, 12/20/28(g)	861,000	924,087
(3M USD LIBOR + 1.07%), 3.97%, 3/05/29(g)	163,000	181,370
(3M USD LIBOR + 1.31%), 4.27%, 7/23/29(g)	4,000	4,548
(3M USD LIBOR + 1.21%), 3.97%, 2/07/30(g)	960,000	1,079,423

	Par(a)	Value

Banks (Continued)
Bank of America Corp.,
(3M USD LIBOR + 1.18%), 3.19%, 7/23/30(g)	$28,000	$29,866
(3M USD LIBOR + 0.99%), 2.50%, 2/13/31(g)	277,000	280,452
(SOFR + 2.15%), 2.59%, 4/29/31(g)	140,000	143,662
5.00%, 1/21/44	170,000	222,264
(3M USD LIBOR + 1.52%), 4.33%, 3/15/50(g)	30,000	37,390
(3M USD LIBOR + 3.15%), 4.08%, 3/20/51(g)	450,000	540,363
Bank of New York Mellon (The) Corp.,
(3M USD LIBOR + 3.42%), 4.95%, 6/20/20(g)(h)	105,000	100,538
3.65%, 2/04/24	2,000	2,186
1.60%, 4/24/25	60,000	60,865
2.45%, 8/17/26	20,000	20,900
(3M USD LIBOR + 3.13%), 4.62%, 9/20/26(g)(h)	136,000	132,600
(3M USD LIBOR + 1.07%), 3.44%, 2/07/28(g)	89,000	96,911
Citigroup, Inc.,
2.75%, 4/25/22	1,000	1,024
(3M USD LIBOR + 0.95%), 2.88%, 7/24/23(g)	80,000	81,895
(3M USD LIBOR + 1.02%), 4.04%, 6/01/24(g)	3,000	3,202
(3M USD LIBOR + 0.90%), 3.35%, 4/24/25(g)	6,000	6,306
4.40%, 6/10/25	105,000	114,023
5.50%, 9/13/25	120,000	137,529
(SOFR + 2.75%), 3.11%, 4/08/26(g)	50,000	52,382
4.45%, 9/29/27	76,000	83,254
(3M USD LIBOR + 1.56%), 3.89%, 1/10/28(g)	390,000	421,221
(3M USD LIBOR + 1.39%), 3.67%, 7/24/28(g)	204,000	217,565
(3M USD LIBOR + 1.15%), 3.52%, 10/27/28(g)	340,000	362,208
(3M USD LIBOR + 1.19%), 4.07%, 4/23/29(g)	150,000	165,800
(3M USD LIBOR + 1.34%), 3.98%, 3/20/30(g)	550,000	605,813
(SOFR + 3.91%), 4.41%, 3/31/31(g)	202,000	232,553
8.12%, 7/15/39	582,000	960,278
4.65%, 7/23/48	32,000	39,322
Citizens Financial
Group, Inc., 2.38%, 7/28/21	100,000	100,698
Discover Bank, 4.65%, 9/13/28	300,000	314,748

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Banks (Continued)
Fifth Third Bancorp, 3.65%, 1/25/24	$23,000	$24,304
Fifth Third Bank, 2.25%, 6/14/21	260,000	263,006
Goldman Sachs Group (The), Inc.,
5.25%, 7/27/21	86,000	89,738
5.75%, 1/24/22	39,000	41,747
3.00%, 4/26/22	21,000	21,274
(3M USD LIBOR + 0.82%), 2.88%, 10/31/22(g)	230,000	233,643
3.20%, 2/23/23	40,000	41,497
3.63%, 2/20/24	120,000	127,115
3.85%, 7/08/24	30,000	32,038
3.50%, 1/23/25	85,000	89,896
3.50%, 4/01/25	345,000	367,103
3.75%, 5/22/25	31,000	33,115
(3M USD LIBOR + 1.20%), 3.27%, 9/29/25(g)	248,000	259,278
3.50%, 11/16/26	40,000	42,503
3.85%, 1/26/27	244,000	264,372
(3M USD LIBOR + 1.51%), 3.69%, 6/05/28(g)	267,000	284,960
(3M USD LIBOR + 1.30%), 4.22%, 5/01/29(g)	1,530,000	1,698,458
4.80%, 7/08/44	7,000	8,522
5.15%, 5/22/45	110,000	133,656
4.75%, 10/21/45	460,000	558,171
Huntington National Bank (The), 3.25%, 5/14/21	250,000	254,930
JPMorgan Chase & Co.,
2.55%, 3/01/21	44,000	44,534
4.35%, 8/15/21	69,000	71,731
(3M USD LIBOR + 0.70%), 3.21%, 4/01/23(g)	85,000	87,686
(3M USD LIBOR + 0.89%), 3.80%, 7/23/24(g)	441,000	470,833
3.87%, 9/10/24	20,000	21,595
(3M USD LIBOR + 1.00%), 4.02%, 12/05/24(g)	1,156,000	1,251,306
3.13%, 1/23/25	14,000	14,816
3.90%, 7/15/25	162,000	178,330
(SOFR + 1.16%), 2.30%, 10/15/25(g)	195,000	199,057
(SOFR + 1.85%), 2.08%, 4/22/26(g)	200,000	202,809
2.95%, 10/01/26	10,000	10,487
4.12%, 12/15/26	5,000	5,525
(3M USD LIBOR + 1.25%), 3.96%, 1/29/27(g)	250,000	276,954
4.25%, 10/01/27	9,000	10,064
(3M USD LIBOR + 1.34%), 3.78%, 2/01/28(g)	362,000	395,617

	Par(a)	Value

Banks (Continued)
JPMorgan Chase & Co.,
(3M USD LIBOR + 1.38%), 3.54%, 5/01/28(g)	$263,000	$283,479
(3M USD LIBOR + 1.12%), 4.00%, 4/23/29(g)	10,000	11,130
(3M USD LIBOR + 1.33%), 4.45%, 12/05/29(g)	840,000	970,458
(3M USD LIBOR + 1.16%), 3.70%, 5/06/30(g)	147,000	162,547
(SOFR + 1.51%), 2.74%, 10/15/30(g)	13,000	13,466
(SOFR + 2.04%), 2.52%, 4/22/31(g)	110,000	112,468
(3M USD LIBOR + 1.36%), 3.88%, 7/24/38(g)	33,000	37,282
4.95%, 6/01/45	220,000	278,977
(SOFR + 2.44%), 3.11%, 4/22/51(g)	315,000	326,190
KeyBank N.A., 3.38%, 3/07/23	250,000	263,280
KeyCorp,
4.15%, 10/29/25	18,000	19,866
4.10%, 4/30/28	2,000	2,181
2.55%, 10/01/29	61,000	58,800
Morgan Stanley,
2.63%, 11/17/21	111,000	112,766
2.75%, 5/19/22	92,000	94,245
3.13%, 1/23/23	62,000	64,488
(3M USD LIBOR + 0.85%), 3.74%, 4/24/24(g)	2,000	2,121
(SOFR + 1.99%), 2.19%, 4/28/26(g)	655,000	663,008
3.63%, 1/20/27	539,000	586,336
(3M USD LIBOR + 1.34%), 3.59%, 7/22/28(g)	101,000	109,524
(3M USD LIBOR + 1.14%), 3.77%, 1/24/29(g)	110,000	120,804
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(g)	260,000	300,719
(SOFR + 1.14%), 2.70%, 1/22/31(g)	432,000	441,439
(SOFR + 3.12%), 3.62%, 4/01/31(g)	360,000	395,073
(SOFR + 4.84%), 5.60%, 3/24/51(g)	40,000	57,477
National Securities Clearing Corp., 1.20%, 4/23/23(b)	250,000	250,114
State Street Corp.,
(3M USD LIBOR + 2.54%), 5.62%, 12/15/23(g)(h)	292,000	284,700
(3M USD LIBOR + 0.77%), 3.78%, 12/03/24(g)	16,000	17,326
3.55%, 8/18/25	25,000	27,456

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Banks (Continued)
State Street Corp.,
2.65%, 5/19/26	$18,000	$18,983
(SOFR + 2.65%), 3.15%, 3/30/31(b)(g)	3,000	3,284
Truist Bank,
2.80%, 5/17/22	60,000	61,878
3.20%, 4/01/24	1,000	1,055
U.S. Bancorp,
2.95%, 7/15/22	86,000	89,113
2.40%, 7/30/24	105,000	109,426
3.10%, 4/27/26	12,000	12,748
3.15%, 4/27/27	2,000	2,174
Wells Fargo & Co.,
2.10%, 7/26/21	158,000	159,391
3.75%, 1/24/24	160,000	170,770
3.55%, 9/29/25	148,000	159,846
(3M USD LIBOR + 0.83%), 2.41%, 10/30/25(g)	56,000	56,855
3.00%, 4/22/26	234,000	245,314
(SOFR + 2.00%), 2.19%, 4/30/26(g)	200,000	201,290
3.00%, 10/23/26	81,000	84,753
(3M USD LIBOR + 1.17%), 3.20%, 6/17/27(g)	30,000	31,721
4.30%, 7/22/27	270,000	294,365
(3M USD LIBOR + 1.31%), 3.58%, 5/22/28(g)	383,000	411,566
4.15%, 1/24/29	820,000	927,697
(3M USD LIBOR + 1.17%), 2.88%, 10/30/30(g)	250,000	255,823
(3M USD LIBOR + 3.77%), 4.48%, 4/04/31(g)	80,000	92,848
(SOFR + 2.53%), 3.07%, 4/30/41(g)	260,000	257,904
4.40%, 6/14/46	40,000	45,078
4.75%, 12/07/46	370,000	438,644
(3M USD LIBOR + 4.24%), 5.01%, 4/04/51(g)	1,000,000	1,312,837
Wells Fargo Bank N.A., (3M USD LIBOR + 0.61%), 2.90%, 5/27/22(g)	260,000	263,702

		30,649,063

Beverages – 0.3%
Coca-Cola (The) Co.,
2.20%, 5/25/22	4,000	4,127
2.95%, 3/25/25	50,000	54,295
2.25%, 9/01/26	75,000	79,649
1.45%, 6/01/27	80,000	80,019
4.12%, 3/25/40	30,000	37,392
4.20%, 3/25/50	250,000	323,631
Keurig Dr. Pepper, Inc., 4.06%, 5/25/23	70,000	75,041

	Par(a)	Value

Beverages (Continued)
Keurig Dr. Pepper, Inc., 3.40%, 11/15/25	$120,000	$128,504
Molson Coors Beverage Co.,
5.00%, 5/01/42	30,000	32,632
4.20%, 7/15/46	15,000	14,191
PepsiCo, Inc.,
0.75%, 5/01/23	120,000	119,779
2.25%, 3/19/25	80,000	84,672
2.63%, 3/19/27	10,000	10,799
1.63%, 5/01/30	110,000	108,822
4.45%, 4/14/46	40,000	52,782
3.45%, 10/06/46	10,000	11,466
3.37%, 7/29/49	17,000	19,395
2.88%, 10/15/49	40,000	42,878
3.62%, 3/19/50	20,000	24,136
3.87%, 3/19/60	30,000	37,527

		1,341,737

Biotechnology – 0.2%
Amgen, Inc.,
3.63%, 5/22/24	95,000	103,389
1.90%, 2/21/25	50,000	51,171
2.20%, 2/21/27	20,000	20,533
2.45%, 2/21/30	77,000	79,356
4.95%, 10/01/41	19,000	24,567
5.15%, 11/15/41	16,000	21,485
4.40%, 5/01/45	98,000	120,103
4.66%, 6/15/51	27,000	35,327
Baxalta, Inc., 5.25%, 6/23/45	9,000	12,635
Biogen, Inc., 2.25%, 5/01/30	48,000	47,935
Gilead Sciences, Inc.,
3.50%, 2/01/25	132,000	145,192
4.60%, 9/01/35	71,000	91,610
4.80%, 4/01/44	25,000	32,973
4.50%, 2/01/45	17,000	21,930
4.75%, 3/01/46	80,000	108,084

		916,290

Building Materials – 0.2%
Carrier Global Corp.,
1.92%, 2/15/23(b)	219,000	220,371
2.24%, 2/15/25(b)	370,000	367,284
2.49%, 2/15/27(b)	20,000	19,161
2.72%, 2/15/30(b)	170,000	160,682
3.38%, 4/05/40(b)	160,000	143,444
3.58%, 4/05/50(b)	60,000	54,117
Johnson Controls International PLC, 4.63%, 7/02/44	20,000	22,313

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Building Materials (Continued)
Masonite International Corp., 5.38%, 2/01/28(b)		$23,000	$21,907
Owens Corning,
3.95%, 8/15/29		30,000	31,066
4.30%, 7/15/47		4,000	3,847
Standard Industries, Inc.,
6.00%, 10/15/25(b)		10,000	10,300
5.00%, 2/15/27(b)		23,000	23,057
4.75%, 1/15/28(b)		9,000	8,804
Summit Materials LLC/Summit Materials Finance Corp., 6.12%, 7/15/23		22,000	22,021
U.S. Concrete, Inc., 6.37%, 6/01/24		20,000	18,885

			1,127,259

Chemicals – 0.1%
Dow Chemical (The) Co.,
4.55%, 11/30/25		26,000	28,339
1.88%, 3/15/40	EUR	200,000	197,060
DuPont de Nemours, Inc., 4.49%, 11/15/25		50,000	55,065
LYB International Finance III LLC, 4.20%, 10/15/49		50,000	51,043
RPM International, Inc.,
4.55%, 3/01/29		5,000	5,241
4.25%, 1/15/48		3,000	2,860
Sherwin-Williams (The) Co.,
4.20%, 1/15/22		205,000	212,423
2.95%, 8/15/29		6,000	6,221
4.00%, 12/15/42		18,000	19,251
3.30%, 5/15/50		5,000	5,116

			582,619

Commercial Services – 0.2%
Cintas Corp. No. 2,
2.90%, 4/01/22		20,000	20,638
3.70%, 4/01/27		20,000	21,617
Claremont Mckenna College, 3.38%, 1/01/50		45,000	45,465
Conservation Fund A Nonprofit (The) Corp., 3.47%, 12/15/29		18,000	19,122
Global Payments, Inc.,
3.80%, 4/01/21		2,000	2,028
3.75%, 6/01/23		30,000	31,608
4.80%, 4/01/26		47,000	53,739
Herc Holdings, Inc., 5.50%, 7/15/27(b)		50,000	46,870
Moody’s Corp., 2.75%, 12/15/21		2,000	2,038

		Par(a)	Value

Commercial Services (Continued)
Moody’s Corp.,
4.87%, 2/15/24		$78,000	$86,414
3.75%, 3/24/25		64,000	69,117
Nielsen (The) Co. Luxembourg S.a.r.l., 5.00%, 2/01/25(b)		20,000	19,300
PayPal Holdings, Inc.,
2.40%, 10/01/24		35,000	36,330
2.65%, 10/01/26		45,000	47,204
President & Fellows of Harvard College, 4.87%, 10/15/40		147,000	202,407
United Rentals North America, Inc.,
4.63%, 10/15/25		32,000	31,440
5.87%, 9/15/26		44,000	45,210
6.50%, 12/15/26		51,000	52,785
5.50%, 5/15/27		44,000	44,440
3.88%, 11/15/27		7,000	6,843
4.88%, 1/15/28		71,000	71,156
5.25%, 1/15/30		7,000	7,017

			962,788

Computers – 0.6%
Apple, Inc.,
2.85%, 2/23/23		30,000	31,666
2.75%, 1/13/25		21,000	22,681
2.45%, 8/04/26		100,000	107,427
2.90%, 9/12/27		250,000	272,922
3.85%, 5/04/43		144,000	173,667
Dell International LLC/EMC Corp.,
4.42%, 6/15/21(b)		360,000	365,846
5.85%, 7/15/25(b)		20,000	21,755
8.10%, 7/15/36(b)		70,000	85,462
8.35%, 7/15/46(b)		5,000	6,245
DXC Technology Co., 4.00%, 4/15/23		75,000	75,170
Hewlett Packard Enterprise Co.,
4.40%, 10/15/22		350,000	367,306
4.45%, 10/02/23		250,000	263,235
4.65%, 10/01/24		145,000	153,993
HP, Inc., 6.00%, 9/15/41		20,000	22,100
International Business Machines Corp.,
3.00%, 5/15/24		420,000	449,720
3.30%, 5/15/26		230,000	253,595
1.95%, 5/15/30		100,000	99,629
4.15%, 5/15/39		100,000	116,863
1.20%, 2/11/40	EUR	100,000	110,245
2.85%, 5/15/40		100,000	99,139

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Computers (Continued)
Seagate HDD Cayman, 5.75%, 12/01/34	$20,000	$20,269

		3,118,935

Cosmetics/Personal Care – 0.1%
Procter & Gamble (The) Co.,
2.45%, 3/25/25	50,000	53,573
2.80%, 3/25/27	20,000	21,999
3.00%, 3/25/30	60,000	68,173
3.55%, 3/25/40	70,000	84,200
3.60%, 3/25/50	110,000	139,948

		367,893

Distribution/Wholesale – 0.1%
American Builders & Contractors Supply Co., Inc.,
5.87%, 5/15/26(b)	25,000	24,750
4.00%, 1/15/28(b)	33,000	31,311
H&E Equipment Services, Inc., 5.62%, 9/01/25	81,000	77,161
HD Supply, Inc., 5.38%, 10/15/26(b)	25,000	25,497
KAR Auction Services, Inc., 5.13%, 6/01/25(b)	40,000	34,068
Performance Food Group, Inc., 5.50%, 10/15/27(b)	44,000	41,801

		234,588

Diversified Financial Services – 0.6%
American Express Co.,
3.38%, 5/17/21	5,000	5,092
3.40%, 2/22/24	299,000	316,881
2.50%, 7/30/24	410,000	421,809
4.20%, 11/06/25	181,000	203,819
3.13%, 5/20/26	155,000	166,549
American Express Credit Corp.,
2.25%, 5/05/21	76,000	76,796
2.70%, 3/03/22	2,000	2,050
Capital One Financial Corp.,
3.45%, 4/30/21	7,000	7,100
4.75%, 7/15/21	22,000	22,710
3.75%, 3/09/27	45,000	45,795
Charles Schwab (The) Corp.,
3.85%, 5/21/25	5,000	5,623
3.20%, 3/02/27	44,000	46,891
Discover Financial Services, 4.50%, 1/30/26	30,000	31,198

	Par(a)	Value

Diversified Financial Services (Continued)
Intercontinental Exchange, Inc.,
4.00%, 10/15/23	$15,000	$16,537
3.75%, 12/01/25	10,000	11,056
3.10%, 9/15/27	22,000	23,807
3.75%, 9/21/28	54,000	61,790
International Lease Finance Corp., 5.87%, 8/15/22	230,000	224,513
Mastercard, Inc.,
3.30%, 3/26/27	70,000	78,046
2.95%, 6/01/29	85,000	93,294
3.35%, 3/26/30	112,000	127,518
3.85%, 3/26/50	27,000	33,673
Nationstar Mortgage Holdings, Inc.,
8.12%, 7/15/23(b)	40,000	38,400
9.12%, 7/15/26(b)	33,000	31,556
Navient Corp.,
5.87%, 3/25/21	23,000	22,598
6.62%, 7/26/21	27,000	26,865
6.50%, 6/15/22	36,000	34,830
7.25%, 9/25/23	22,000	21,065
5.88%, 10/25/24	20,000	18,200
6.75%, 6/25/25	21,000	19,425
6.75%, 6/15/26	20,000	18,050
Nuveen LLC, 4.00%, 11/01/28(b)	100,000	115,535
Quicken Loans, Inc.,
5.75%, 5/01/25(b)	43,000	42,140
5.25%, 1/15/28(b)	44,000	42,715
Synchrony Financial,
4.38%, 3/19/24	83,000	81,551
4.50%, 7/23/25	2,000	1,964
USAA Capital Corp., 2.13%, 5/01/30(b)	150,000	154,791
Visa, Inc.,
3.15%, 12/14/25	241,000	266,056
1.90%, 4/15/27	100,000	103,466
2.75%, 9/15/27	79,000	85,650
2.70%, 4/15/40	98,000	101,870
4.30%, 12/14/45	70,000	92,685

		3,341,959

Electric – 1.7%
AEP Texas, Inc.,
3.95%, 6/01/28	163,000	183,634
3.45%, 1/15/50	10,000	11,015
AEP Transmission Co. LLC,
3.75%, 12/01/47	54,000	64,091
3.80%, 6/15/49	65,000	78,284
3.15%, 9/15/49	40,000	44,069

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Electric (Continued)
Alabama Power Co.,
3.55%, 12/01/23	$10,000	$10,824
3.85%, 12/01/42	40,000	45,746
3.75%, 3/01/45	106,000	122,305
Ameren Illinois Co.,
3.80%, 5/15/28	46,000	52,386
3.25%, 3/15/50	60,000	67,286
Baltimore Gas & Electric Co.,
3.50%, 8/15/46	49,000	55,386
3.75%, 8/15/47	62,000	72,696
4.25%, 9/15/48	10,000	12,733
3.20%, 9/15/49	40,000	43,707
Calpine Corp., 5.50%, 2/01/24	20,000	19,825
CenterPoint Energy Houston Electric LLC,
3.55%, 8/01/42	23,000	26,311
4.50%, 4/01/44	8,000	10,187
4.25%, 2/01/49	2,000	2,578
Commonwealth Edison Co.,
2.95%, 8/15/27	11,000	11,851
4.60%, 8/15/43	5,000	6,436
Consolidated Edison Co. of New York, Inc.,
3.35%, 4/01/30	50,000	54,994
3.95%, 4/01/50	20,000	23,903
Consumers Energy Co.,
3.25%, 8/15/46	18,000	20,565
3.75%, 2/15/50	53,000	66,978
3.10%, 8/15/50	85,000	96,881
3.50%, 8/01/51	75,000	90,953
Dayton Power & Light (The) Co., 3.95%, 6/15/49	81,000	87,955
DTE Electric Co.,
4.05%, 5/15/48	10,000	12,505
3.95%, 3/01/49	98,000	121,648
Duke Energy Carolinas LLC,
3.05%, 3/15/23	15,000	15,825
3.95%, 11/15/28	28,000	32,816
2.45%, 8/15/29	75,000	79,611
2.45%, 2/01/30	74,000	78,828
5.30%, 2/15/40	25,000	34,618
4.00%, 9/30/42	62,000	74,124
3.70%, 12/01/47	10,000	12,042
3.95%, 3/15/48	7,000	8,689
3.20%, 8/15/49	55,000	61,853
Duke Energy Florida LLC,
3.80%, 7/15/28	40,000	45,786
2.50%, 12/01/29	220,000	235,652
6.40%, 6/15/38	35,000	54,264

	Par(a)	Value

Electric (Continued)
Duke Energy Florida LLC,
3.85%, 11/15/42	$53,000	$61,638
3.40%, 10/01/46	10,000	11,178
Duke Energy Ohio, Inc., 3.65%, 2/01/29	200,000	229,766
Duke Energy Progress LLC,
3.00%, 9/15/21	22,000	22,450
3.25%, 8/15/25	65,000	71,157
3.70%, 9/01/28	159,000	183,148
3.45%, 3/15/29	84,000	95,428
4.10%, 5/15/42	40,000	48,464
4.10%, 3/15/43	30,000	35,940
3.70%, 10/15/46	25,000	29,275
Edison International,
3.13%, 11/15/22	15,000	15,338
3.55%, 11/15/24	60,000	62,909
Entergy Louisiana LLC,
5.40%, 11/01/24	18,000	20,686
4.20%, 9/01/48	96,000	123,118
Eversource Energy, 2.90%, 10/01/24	44,000	46,012
Exelon Corp., 5.10%, 6/15/45	29,000	37,227
FirstEnergy Corp.,
4.25%, 3/15/23	110,000	119,022
2.05%, 3/01/25	22,000	22,040
3.90%, 7/15/27	340,000	374,268
2.65%, 3/01/30	36,000	36,601
7.37%, 11/15/31	410,000	601,531
4.85%, 7/15/47	100,000	129,017
3.40%, 3/01/50	51,000	54,311
FirstEnergy Transmission LLC,
4.35%, 1/15/25(b)	244,000	269,886
4.55%, 4/01/49(b)	84,000	99,585
Florida Power & Light Co., (3M USD LIBOR + 0.40%),
0.94%, 5/06/22(d)	370,000	366,711
2.85%, 4/01/25	10,000	10,836
5.25%, 2/01/41	5,000	6,842
3.70%, 12/01/47	98,000	121,028
3.95%, 3/01/48	55,000	70,347
3.15%, 10/01/49	70,000	80,400
ITC Holdings Corp., 2.70%, 11/15/22	65,000	66,570
MidAmerican Energy Co.,
3.65%, 4/15/29	265,000	308,071
4.25%, 7/15/49	55,000	73,510
3.15%, 4/15/50	40,000	45,337
Northern States Power Co., 3.40%, 8/15/42	78,000	89,444

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Electric (Continued)
Northern States Power Co., 2.90%, 3/01/50	$50,000	$54,818
NRG Energy, Inc.,
7.25%, 5/15/26	44,000	47,300
6.62%, 1/15/27	54,000	57,645
5.75%, 1/15/28	36,000	38,700
5.25%, 6/15/29(b)	32,000	34,240
4.45%, 6/15/29(b)	25,000	25,691
NSTAR Electric Co.,
3.20%, 5/15/27	17,000	18,695
3.25%, 5/15/29	10,000	11,275
Ohio Power Co.,
6.60%, 2/15/33	60,000	82,770
4.15%, 4/01/48	14,000	17,149
4.00%, 6/01/49	20,000	24,868
Oncor Electric Delivery Co. LLC,
3.70%, 11/15/28	75,000	87,449
5.75%, 3/15/29	44,000	57,870
4.55%, 12/01/41	10,000	13,062
5.30%, 6/01/42	18,000	25,858
3.80%, 6/01/49	20,000	25,036
3.10%, 9/15/49	20,000	22,581
Progress Energy, Inc., 7.75%, 3/01/31	180,000	255,810
Public Service Electric & Gas Co.,
3.00%, 5/15/25	9,000	9,663
3.00%, 5/15/27	15,000	16,228
3.70%, 5/01/28	14,000	15,951
3.65%, 9/01/28	3,000	3,430
3.20%, 5/15/29	80,000	89,701
Southern California Edison Co.,
2.90%, 3/01/21	30,000	30,276
1.85%, 2/01/22	14,286	14,235
3.70%, 8/01/25	165,000	179,691
2.25%, 6/01/30	126,000	123,974
3.65%, 2/01/50	75,000	81,533
Tampa Electric Co.,
4.35%, 5/15/44	10,000	11,884
4.45%, 6/15/49	17,000	21,400
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25(b)	239,000	266,228
Virginia Electric & Power Co.,
3.45%, 9/01/22	62,000	64,819
2.75%, 3/15/23	90,000	93,826
3.50%, 3/15/27	79,000	88,124
4.45%, 2/15/44	105,000	132,814

	Par(a)	Value

Electric (Continued)
Virginia Electric & Power Co., 3.30%, 12/01/49	$26,000	$28,801
Vistra Operations Co. LLC,
5.50%, 9/01/26(b)	44,000	45,298
5.63%, 2/15/27(b)	58,000	61,045
5.00%, 7/31/27(b)	56,000	57,114
4.30%, 7/15/29(b)	165,000	164,027

		8,791,810

Electronics – 0.1%
Agilent Technologies, Inc.,
3.88%, 7/15/23	12,000	12,665
3.05%, 9/22/26	152,000	158,485
2.75%, 9/15/29	40,000	41,459
Honeywell International, Inc., 2.70%, 8/15/29	127,000	137,612

		350,221

Entertainment – 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)	68,000	53,400
Cedar Fair L.P., 5.25%, 7/15/29(b)	45,000	38,700
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
5.50%, 5/01/25(b)	27,000	27,000
5.37%, 4/15/27	43,000	38,270
Churchill Downs, Inc.,
5.50%, 4/01/27(b)	50,000	48,109
4.75%, 1/15/28(b)	25,000	23,275
Eldorado Resorts, Inc., 6.00%, 9/15/26	22,000	22,103
Scientific Games International, Inc., 5.00%, 10/15/25(b)	43,000	37,552
Six Flags Entertainment Corp.,
4.88%, 7/31/24(b)	44,000	38,729
5.50%, 4/15/27(b)	25,000	21,643
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	37,000	34,687

		383,468

Environmental Control – 0.3%
Clean Harbors, Inc., 4.87%, 7/15/27(b)	23,000	23,748

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Environmental Control (Continued)
Republic Services, Inc.,
3.55%, 6/01/22	$29,000	$30,265
4.75%, 5/15/23	71,000	78,096
2.50%, 8/15/24	145,000	150,970
2.90%, 7/01/26	41,000	43,572
3.95%, 5/15/28	178,000	203,041
Waste Management, Inc.,
3.50%, 5/15/24	70,000	75,804
2.95%, 6/15/24	180,000	192,003
3.13%, 3/01/25	18,000	19,370
3.20%, 6/15/26	40,000	43,859
3.45%, 6/15/29	40,000	45,446
3.90%, 3/01/35	20,000	23,534
4.00%, 7/15/39	237,000	284,175
4.15%, 7/15/49	70,000	89,019
Waste Pro USA, Inc., 5.50%, 2/15/26(b)	20,000	19,800

		1,322,702

Food – 0.3%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
3.50%, 2/15/23(b)	33,000	32,340
6.62%, 6/15/24	43,000	44,451
5.75%, 3/15/25	104,000	106,860
7.50%, 3/15/26(b)	55,000	60,156
4.63%, 1/15/27(b)	12,000	12,120
5.87%, 2/15/28(b)	39,000	40,743
4.88%, 2/15/30(b)	9,000	9,124
General Mills, Inc., 2.88%, 4/15/30	5,000	5,349
JBS USA LUX S.A./JBS USA Finance, Inc.,
5.75%, 6/15/25(b)	35,000	35,394
6.75%, 2/15/28(b)	43,000	46,051
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
6.50%, 4/15/29(b)	66,000	69,796
5.50%, 1/15/30(b)	11,000	11,138
Kraft Heinz Foods Co., 3.00%, 6/01/26	110,000	109,330
Kroger (The) Co., 2.65%, 10/15/26	57,000	59,646
Lamb Weston Holdings, Inc.,
4.63%, 11/01/24(b)	37,000	37,722
4.87%, 11/01/26(b)	37,000	37,185
Mars, Inc.,
2.70%, 4/01/25(b)	90,000	95,057
3.20%, 4/01/30(b)	180,000	199,724

	Par(a)	Value

Food (Continued)
Mondelez International, Inc.,
2.13%, 4/13/23	$170,000	$173,039
1.50%, 5/04/25	90,000	89,518
Pilgrim’s Pride Corp., 5.87%, 9/30/27(b)	73,000	73,872
Post Holdings, Inc.,
5.00%, 8/15/26(b)	60,000	59,292
5.75%, 3/01/27(b)	55,000	56,306
5.62%, 1/15/28(b)	40,000	40,700
5.50%, 12/15/29(b)	32,000	32,160
Simmons Foods, Inc., 5.75%, 11/01/24(b)	21,000	19,530

		1,556,603

Food Service – 0.0%(f)
Aramark Services, Inc.,
4.75%, 6/01/26	22,000	21,010
5.00%, 2/01/28(b)	51,000	49,597

		70,607

Forest Products & Paper – 0.1%
Georgia-Pacific LLC,
3.73%, 7/15/23(b)	18,000	19,126
3.60%, 3/01/25(b)	126,000	134,601
1.75%, 9/30/25(b)	5,000	5,012
7.38%, 12/01/25	45,000	57,536
2.10%, 4/30/27(b)	6,000	6,001
7.75%, 11/15/29	18,000	26,346
8.87%, 5/15/31	13,000	18,423
International Paper Co.,
5.00%, 9/15/35	14,000	16,500
6.00%, 11/15/41	38,000	48,157
4.80%, 6/15/44	20,000	22,526

		354,228

Gas – 0.0%(f)
Atmos Energy Corp.,
4.12%, 10/15/44	5,000	6,207
3.38%, 9/15/49	30,000	33,699
Dominion Energy Gas Holdings LLC, 4.80%, 11/01/43	15,000	16,331

		56,237

Hand/Machine Tools – 0.0%(f)
Colfax Corp., 6.00%, 2/15/24(b)	27,000	27,405

Healthcare - Products – 0.2%
Abbott Laboratories,
3.75%, 11/30/26	390,000	450,202
4.90%, 11/30/46	10,000	14,083

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Healthcare - Products (Continued)
Avantor, Inc., 6.00%, 10/01/24(b)		$53,000	$55,889
Boston Scientific Corp., 3.45%, 3/01/24		197,000	208,721
Covidien International Finance S.A., 2.95%, 6/15/23		35,000	37,001
Teleflex, Inc., 4.62%, 11/15/27		23,000	23,575
Thermo Fisher Scientific, Inc.,
3.00%, 4/15/23		15,000	15,761
4.13%, 3/25/25		100,000	112,831
2.95%, 9/19/26		8,000	8,656
4.50%, 3/25/30		13,000	15,804
1.88%, 10/01/49	EUR	100,000	110,971
			1,053,494

Healthcare - Services – 1.0%
Aetna, Inc.,
2.80%, 6/15/23		90,000	93,445
4.50%, 5/15/42		44,000	50,229
Anthem, Inc.,
2.95%, 12/01/22		30,000	31,134
3.65%, 12/01/27		107,000	116,846
4.10%, 3/01/28		42,000	46,995
2.88%, 9/15/29		5,000	5,202
Baylor Scott & White Holdings, 3.97%, 11/15/46		126,000	143,476
Centene Corp.,
5.25%, 4/01/25(b)		37,000	38,573
5.37%, 6/01/26(b)		78,000	82,586
5.37%, 8/15/26(b)		32,000	34,083
4.25%, 12/15/27(b)		108,000	112,995
4.63%, 12/15/29(b)		32,000	35,040
Charles River Laboratories International, Inc., 4.25%, 5/01/28(b)		5,000	5,044
Charles River Laboratories, Inc., 5.50%, 4/01/26(b)		18,000	18,763
CHRISTUS Health, 4.34%, 7/01/28		735,000	810,421
Cottage Health Obligated Group, 3.30%, 11/01/49		2,000	2,038
DaVita, Inc., 5.00%, 5/01/25		63,000	63,945
Encompass Health Corp.,
4.50%, 2/01/28		20,000	20,000
4.75%, 2/01/30		20,000	20,003
HCA, Inc.,
4.75%, 5/01/23		143,000	152,415
5.00%, 3/15/24		150,000	162,716

	Par(a)	Value

Healthcare - Services (Continued)
HCA, Inc.,
5.37%, 2/01/25	$24,000	$25,803
5.25%, 4/15/25	314,000	350,478
5.87%, 2/15/26	14,000	15,649
5.25%, 6/15/26	14,000	15,610
5.37%, 9/01/26	9,000	9,743
4.50%, 2/15/27	7,000	7,574
5.62%, 9/01/28	14,000	15,513
5.87%, 2/01/29	9,000	10,312
Humana, Inc.,
4.50%, 4/01/25	65,000	72,538
3.95%, 3/15/27	140,000	153,443
4.88%, 4/01/30	55,000	66,068
Molina Healthcare, Inc., 5.37%, 11/15/22	30,000	31,013
RWJ Barnabas Health, Inc., 3.48%, 7/01/49	20,000	20,318
Select Medical Corp., 6.25%, 8/15/26(b)	23,000	22,151
Tenet Healthcare Corp.,
4.63%, 7/15/24	62,000	61,193
4.63%, 9/01/24(b)	25,000	24,500
5.12%, 5/01/25	117,000	109,395
4.87%, 1/01/26(b)	90,000	88,533
6.25%, 2/01/27(b)	129,000	127,013
5.12%, 11/01/27(b)	14,000	13,825
UnitedHealth Group, Inc.,
2.38%, 10/15/22	20,000	20,692
3.50%, 6/15/23	30,000	32,573
2.38%, 8/15/24	25,000	26,323
3.75%, 7/15/25	418,000	467,995
3.70%, 12/15/25	16,000	17,966
3.10%, 3/15/26	115,000	125,619
2.95%, 10/15/27	145,000	157,511
3.85%, 6/15/28	186,000	212,715
3.88%, 12/15/28	110,000	127,179
2.88%, 8/15/29	7,000	7,588
5.70%, 10/15/40	25,000	35,620
4.75%, 7/15/45	52,000	68,960
4.25%, 6/15/48	30,000	37,505
4.45%, 12/15/48	20,000	25,734
3.70%, 8/15/49	185,000	217,295
3.88%, 8/15/59	70,000	85,250
		4,953,146

Home Builders – 0.0%(f)
Century Communities, Inc., 6.75%, 6/01/27	22,000	18,920
Lennar Corp.,
4.75%, 4/01/21	17,000	17,095
4.13%, 1/15/22	19,000	19,075

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Home Builders (Continued)
Lennar Corp.,
4.50%, 4/30/24	$23,000	$23,460
4.75%, 5/30/25	5,000	5,137
4.75%, 11/29/27	8,000	8,200
PulteGroup, Inc.,
5.50%, 3/01/26	6,000	6,383
5.00%, 1/15/27	5,000	5,199
Taylor Morrison Communities, Inc., 5.87%, 6/15/27(b)	5,000	4,600
		108,069

Home Furnishings – 0.0%(f)
Tempur Sealy International, Inc., 5.50%, 6/15/26	50,000	47,652

Household Products/Wares – 0.0%(f)
Clorox (The) Co., 3.10%, 10/01/27	15,000	16,177
Kimberly-Clark Corp., 3.10%, 3/26/30	30,000	33,494
Spectrum Brands, Inc., 5.75%, 7/15/25	36,000	35,910
		85,581

Housewares – 0.0%(f)
Newell Brands, Inc.,
4.35%, 4/01/23	68,000	69,190
4.70%, 4/01/26	18,000	18,037
		87,227

Insurance – 0.2%
American International Group, Inc., 4.20%, 4/01/28	40,000	43,502
Aon Corp.,
4.50%, 12/15/28	202,000	232,923
3.75%, 5/02/29	95,000	104,170
Aon PLC,
4.00%, 11/27/23	2,000	2,124
4.60%, 6/14/44	15,000	17,998
4.75%, 5/15/45	7,000	8,573
Berkshire Hathaway Finance Corp., 4.25%, 1/15/49	150,000	190,086
Equitable Holdings, Inc.,
3.90%, 4/20/23	2,000	2,078
5.00%, 4/20/48	22,000	22,919
Hartford Financial Services Group (The), Inc., 5.95%, 10/15/36	20,000	25,586
Marsh & McLennan Cos., Inc., 3.30%, 3/14/23	55,000	57,189

	Par(a)	Value

Insurance (Continued)
Marsh & McLennan Cos., Inc.,
4.05%, 10/15/23	$18,000	$19,135
3.88%, 3/15/24	252,000	274,121
MetLife, Inc.,
6.40%, 12/15/36	100,000	111,905
4.05%, 3/01/45	5,000	5,851
Principal Financial Group, Inc., 3.70%, 5/15/29	35,000	38,787
Trinity Acquisition PLC, 4.40%, 3/15/26	21,000	23,291
Willis North America, Inc.,
3.60%, 5/15/24	42,000	44,160
5.05%, 9/15/48	19,000	24,725
		1,249,123

Internet – 0.2%
Amazon.com, Inc.,
3.15%, 8/22/27	140,000	157,271
3.88%, 8/22/37	95,000	115,690
4.95%, 12/05/44	2,000	2,833
4.05%, 8/22/47	140,000	182,983
4.25%, 8/22/57	30,000	41,052
Booking Holdings, Inc., 4.10%, 4/13/25	279,000	296,343
E*TRADE Financial Corp., 3.80%, 8/24/27	10,000	10,759
Expedia Group, Inc.,
5/01/25(b)(i)	73,000	74,445
3.80%, 2/15/28	55,000	47,710
3.25%, 2/15/30	170,000	141,894
Netflix, Inc.,
5.50%, 2/15/22	24,000	24,960
5.87%, 2/15/25	7,000	7,720
4.38%, 11/15/26	9,000	9,456
4.88%, 4/15/28	14,000	14,888
5.87%, 11/15/28	17,000	19,224
6.37%, 5/15/29	7,000	8,207
5.37%, 11/15/29(b)	8,000	8,786
4.88%, 6/15/30(b)	9,000	9,548
		1,173,769

Iron/Steel – 0.0%(f)
Steel Dynamics, Inc., 2.80%, 12/15/24	50,000	48,908

Leisure Time – 0.0%(f)
NCL Corp. Ltd., 3.63%, 12/15/24(b)	5,000	3,213
Viking Cruises Ltd., 5.87%, 9/15/27(b)	35,000	23,537
		26,750

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Lodging – 0.1%
Boyd Gaming Corp.,
6.37%, 4/01/26	$27,000	$24,319
6.00%, 8/15/26	25,000	22,625
Hilton Domestic Operating Co., Inc.,
5.12%, 5/01/26	53,000	52,327
4.88%, 1/15/30	9,000	8,595
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
4.63%, 4/01/25	39,000	38,220
4.88%, 4/01/27	25,000	24,240
Hyatt Hotels Corp., 5.37%, 4/23/25	23,000	23,397
Las Vegas Sands Corp., 3.20%, 8/08/24	160,000	155,504
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 9/15/26	33,000	31,267
MGM Resorts International,
5.75%, 6/15/25	6,000	5,760
4.63%, 9/01/26	4,000	3,580
5.50%, 4/15/27	6,000	5,512
Station Casinos LLC, 5.00%, 10/01/25(b)	22,000	18,341
Wyndham Hotels & Resorts, Inc., 5.37%, 4/15/26(b)	23,000	21,045
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.50%, 3/01/25(b)	91,000	80,990
5.25%, 5/15/27(b)	45,000	39,150
		554,872

Machinery - Construction & Mining – 0.0%(f)
Caterpillar Financial Services Corp., 3.75%, 11/24/23	75,000	82,051
Terex Corp., 5.63%, 2/01/25(b)	49,000	44,448
		126,499

Machinery - Diversified – 0.1%
Deere & Co.,
2.75%, 4/15/25	45,000	47,909
3.10%, 4/15/30	30,000	33,170
3.75%, 4/15/50	120,000	143,600
John Deere Capital Corp., 3.65%, 10/12/23	45,000	48,892
Otis Worldwide Corp., 2.06%, 4/05/25(b)	206,000	209,833

	Par(a)	Value

Machinery - Diversified (Continued)
Otis Worldwide Corp.,
2.29%, 4/05/27(b)	$70,000	$70,589
2.56%, 2/15/30(b)	180,000	181,395
		735,388

Media – 1.8%
AMC Networks, Inc.,
5.00%, 4/01/24	44,000	42,658
4.75%, 8/01/25	33,000	30,141
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 2/15/26(b)	83,000	86,527
5.50%, 5/01/26(b)	49,000	50,965
5.87%, 5/01/27(b)	27,000	28,119
5.13%, 5/01/27(b)	108,000	112,142
5.00%, 2/01/28(b)	83,000	85,215
5.37%, 6/01/29(b)	51,000	53,806
4.75%, 3/01/30(b)	60,000	61,032
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.50%, 2/01/24	7,000	7,586
4.91%, 7/23/25	225,000	253,947
4.20%, 3/15/28	132,000	146,116
5.05%, 3/30/29	480,000	563,749
5.37%, 4/01/38	120,000	141,534
6.48%, 10/23/45	233,000	304,588
5.75%, 4/01/48	85,000	107,251
5.13%, 7/01/49	81,000	96,410
4.80%, 3/01/50	110,000	123,820
Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27(b)	51,000	47,920
Comcast Corp.,
3.13%, 7/15/22	6,000	6,312
3.00%, 2/01/24	7,000	7,465
3.60%, 3/01/24	30,000	32,717
3.70%, 4/15/24	78,000	85,443
3.10%, 4/01/25	110,000	118,675
3.95%, 10/15/25	480,000	540,371
3.15%, 3/01/26	50,000	54,551
2.35%, 1/15/27	125,000	130,384
3.15%, 2/15/28	75,000	81,270
4.15%, 10/15/28	330,000	386,301
3.40%, 4/01/30	460,000	516,509
4.25%, 10/15/30	560,000	673,904
4.25%, 1/15/33	10,000	12,101
4.20%, 8/15/34	15,000	18,052
6.50%, 11/15/35	3,000	4,535
3.20%, 7/15/36	18,000	19,608
6.45%, 3/15/37	3,000	4,350

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Media (Continued)
Comcast Corp.,
3.25%, 11/01/39		$20,000	$21,790
1.25%, 2/20/40	EUR	100,000	110,533
3.75%, 4/01/40		34,000	39,023
4.50%, 1/15/43		61,000	75,097
3.40%, 7/15/46		20,000	22,125
3.97%, 11/01/47		14,000	16,625
4.00%, 3/01/48		20,000	23,981
4.70%, 10/15/48		95,000	124,585
4.00%, 11/01/49		212,000	251,776
3.45%, 2/01/50		130,000	145,856
4.05%, 11/01/52		59,000	72,018
4.95%, 10/15/58		2,000	2,837
Cox Communications, Inc.,
3.25%, 12/15/22(b)		40,000	41,638
3.15%, 8/15/24(b)		106,000	112,021
3.85%, 2/01/25(b)		90,000	96,933
3.35%, 9/15/26(b)		14,000	14,895
4.70%, 12/15/42(b)		3,000	3,271
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 8/15/26(b)		28,000	21,280
6.62%, 8/15/27(b)		75,000	41,062
Discovery Communications LLC,
3.30%, 5/15/22		21,000	21,172
3.80%, 3/13/24		20,000	20,959
5.00%, 9/20/37		110,000	121,212
4.88%, 4/01/43		15,000	16,236
5.20%, 9/20/47		30,000	34,169
Fox Corp.,
4.03%, 1/25/24		23,000	24,848
3.05%, 4/07/25		24,000	25,471
5.48%, 1/25/39		450,000	568,025
Gray Television, Inc.,
5.87%, 7/15/26(b)		29,000	27,840
7.00%, 5/15/27(b)		33,000	33,165
iHeartCommunications, Inc.,
6.37%, 5/01/26		36,000	34,020
5.25%, 8/15/27(b)		32,000	29,040
4.75%, 1/15/28(b)		5,000	4,375
Meredith Corp., 6.87%, 2/01/26		53,000	45,421
NBCUniversal Enterprise, Inc., 5.25%, 3/19/21(b)(h)		430,000	435,934
NBCUniversal Media LLC, 5.95%, 4/01/41		122,000	173,163
Nexstar Broadcasting, Inc., 5.62%, 7/15/27(b)		47,000	44,885

	Par(a)	Value

Media (Continued)
Sirius XM Radio, Inc.,
3.88%, 8/01/22(b)	$35,000	$35,219
4.63%, 7/15/24(b)	64,000	65,254
5.37%, 4/15/25(b)	35,000	36,094
5.37%, 7/15/26(b)	35,000	36,312
5.00%, 8/01/27(b)	67,000	68,654
5.50%, 7/01/29(b)	54,000	56,948
TEGNA, Inc.,
4.63%, 3/15/28(b)	9,000	8,066
5.00%, 9/15/29(b)	10,000	8,878
Time Warner Cable LLC,
4.13%, 2/15/21	113,000	113,613
6.55%, 5/01/37	20,000	24,786
5.87%, 11/15/40	130,000	154,454
5.50%, 9/01/41	26,000	30,380
Time Warner Entertainment Co. L.P., 8.37%, 7/15/33	170,000	247,301
ViacomCBS, Inc.,
4.25%, 9/01/23	25,000	26,268
4.75%, 5/15/25	5,000	5,352
6.87%, 4/30/36	26,000	31,176
4.38%, 3/15/43	55,000	53,555
5.85%, 9/01/43	16,000	18,204
Walt Disney (The) Co.,
3.35%, 3/24/25	185,000	201,406
6.20%, 12/15/34	9,000	12,819
4.75%, 9/15/44	25,000	31,767
4.70%, 3/23/50	126,000	168,574
		9,368,435

Mining – 0.0%(f)
Freeport-McMoRan, Inc.,
5.00%, 9/01/27	5,000	4,875
5.25%, 9/01/29	5,000	4,938
Newmont Corp.,
2.80%, 10/01/29	40,000	41,022
2.25%, 10/01/30	12,000	11,882
		62,717

Miscellaneous Manufacturing – 0.5%
3M Co.,
3.38%, 3/01/29	45,000	50,031
2.38%, 8/26/29	310,000	322,261
3.05%, 4/15/30	30,000	32,752
3.70%, 4/15/50	160,000	191,052
Eaton Corp.,
2.75%, 11/02/22	40,000	41,381
4.15%, 11/02/42	30,000	34,843
General Electric Co.,
3.10%, 1/09/23	240,000	243,936
3.45%, 5/01/27	20,000	20,358

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Miscellaneous Manufacturing (Continued)
General Electric Co.,
3.63%, 5/01/30	$40,000	$40,148
6.75%, 3/15/32	20,000	24,803
5.87%, 1/14/38	136,000	154,558
6.87%, 1/10/39	800,000	995,866
4.25%, 5/01/40	60,000	60,204
4.35%, 5/01/50	60,000	60,457
Parker-Hannifin Corp.,
2.70%, 6/14/24	110,000	112,409
3.25%, 6/14/29	90,000	95,016
Textron, Inc.,
3.87%, 3/01/25	40,000	41,321
3.65%, 3/15/27	40,000	39,803
3.90%, 9/17/29	122,000	123,354
		2,684,553

Oil & Gas – 1.4%
Apache Corp.,
4.38%, 10/15/28	540,000	429,775
4.75%, 4/15/43	100,000	68,462
4.25%, 1/15/44	380,000	248,865
BP Capital Markets America, Inc.,
2.94%, 4/06/23	10,000	10,321
3.22%, 11/28/23	70,000	73,325
3.79%, 2/06/24	30,000	31,730
3.22%, 4/14/24	56,000	58,962
3.80%, 9/21/25	41,000	44,465
3.41%, 2/11/26	70,000	74,236
3.12%, 5/04/26	276,000	288,987
3.94%, 9/21/28	242,000	264,010
3.63%, 4/06/30	80,000	86,230
3.00%, 2/24/50	290,000	273,485
Chevron Corp., 3.33%, 11/17/25	45,000	49,202
Cimarex Energy Co.,
4.38%, 6/01/24	26,000	23,859
3.90%, 5/15/27	315,000	278,579
4.38%, 3/15/29	160,000	139,168
Citgo Holding, Inc., 9.25%, 8/01/24(b)	41,000	36,900
Concho Resources, Inc.,
3.75%, 10/01/27	163,000	159,032
4.30%, 8/15/28	210,000	213,547
Continental Resources, Inc.,
4.50%, 4/15/23	100,000	88,437
3.80%, 6/01/24	130,000	108,251
4.37%, 1/15/28	200,000	154,000
CrownRock L.P./CrownRock Finance, Inc., 5.62%, 10/15/25(b)	24,000	19,443

	Par(a)	Value

Oil & Gas (Continued)
Devon Energy Corp.,
5.85%, 12/15/25	$90,000	$87,515
5.60%, 7/15/41	180,000	146,322
5.00%, 6/15/45	150,000	122,553
Diamondback Energy, Inc.,
2.88%, 12/01/24	50,000	45,479
5.37%, 5/31/25	30,000	28,624
3.25%, 12/01/26	50,000	43,152
3.50%, 12/01/29	215,000	184,733
EOG Resources, Inc.,
4.15%, 1/15/26	80,000	88,246
4.38%, 4/15/30	35,000	38,859
3.90%, 4/01/35	188,000	203,221
4.95%, 4/15/50	50,000	59,930
Exxon Mobil Corp.,
1.90%, 8/16/22	20,000	20,450
2.73%, 3/01/23	20,000	20,793
1.57%, 4/15/23	295,000	298,771
2.02%, 8/16/24	20,000	20,536
2.99%, 3/19/25	300,000	320,379
3.04%, 3/01/26	107,000	114,649
2.28%, 8/16/26	72,000	74,635
2.44%, 8/16/29	240,000	247,505
3.48%, 3/19/30	120,000	133,765
4.11%, 3/01/46	20,000	23,793
4.33%, 3/19/50	10,000	12,240
Marathon Petroleum Corp.,
4.50%, 5/01/23	25,000	25,044
3.63%, 9/15/24	40,000	38,468
4.75%, 9/15/44	8,000	7,271
4.50%, 4/01/48	28,000	23,938
Matador Resources Co., 5.87%, 9/15/26	10,000	5,000
Noble Energy, Inc.,
3.85%, 1/15/28	90,000	71,899
6.00%, 3/01/41	70,000	55,699
4.95%, 8/15/47	20,000	14,286
Occidental Petroleum Corp.,
2.60%, 8/13/21	70,000	65,450
2.70%, 8/15/22	100,000	87,000
6.95%, 7/01/24	200,000	171,920
2.90%, 8/15/24	180,000	135,000
5.55%, 3/15/26	160,000	123,776
3.00%, 2/15/27	220,000	152,900
7.87%, 9/15/31	210,000	159,600
0.00%, 10/10/36(j)	210,000	88,200
4.50%, 7/15/44	80,000	48,400
6.60%, 3/15/46	150,000	111,000
4.10%, 2/15/47	50,000	30,000
4.20%, 3/15/48	230,000	137,425

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Oil & Gas (Continued)
SM Energy Co.,
5.62%, 6/01/25	$5,000	$1,400
6.75%, 9/15/26	5,000	1,362
6.62%, 1/15/27	5,000	1,400
Sunoco L.P./Sunoco Finance Corp.,
4.87%, 1/15/23	20,000	19,400
5.50%, 2/15/26	16,000	15,440
6.00%, 4/15/27	12,000	11,700
		7,162,399

Oil & Gas Services – 0.1%
Halliburton Co.,
3.50%, 8/01/23	370,000	364,661
3.80%, 11/15/25	5,000	4,829
		369,490

Packaging & Containers – 0.0%(f)
Ball Corp.,
5.25%, 7/01/25	9,000	9,945
4.88%, 3/15/26	7,000	7,525
Owens-Brockway Glass Container, Inc.,
5.00%, 1/15/22(b)	20,000	20,200
5.87%, 8/15/23(b)	29,000	29,290
		66,960

Pharmaceuticals – 2.3%
AbbVie, Inc.,
2.30%, 11/21/22(b)	555,000	568,807
3.75%, 11/14/23	60,000	64,570
2.60%, 11/21/24(b)	1,360,000	1,415,090
3.60%, 5/14/25	50,000	54,356
2.95%, 11/21/26(b)	173,000	182,592
3.20%, 11/21/29(b)	815,000	865,902
4.50%, 5/14/35	163,000	189,976
4.87%, 11/14/48	5,000	6,130
4.25%, 11/21/49(b)	45,000	51,883
Allergan Funding SCS,
3.45%, 3/15/22	100,000	102,491
3.80%, 3/15/25	346,000	369,345
4.55%, 3/15/35	105,000	121,230
Bausch Health Americas, Inc.,
9.25%, 4/01/26(b)	57,000	62,985
8.50%, 1/31/27(b)	67,000	73,861
Bausch Health Cos., Inc.,
5.50%, 11/01/25(b)	63,000	65,489
9.00%, 12/15/25(b)	57,000	62,159
5.75%, 8/15/27(b)	18,000	18,983
7.00%, 1/15/28(b)	28,000	29,050
7.25%, 5/30/29(b)	28,000	29,881

	Par(a)	Value

Pharmaceuticals (Continued)
Becton Dickinson and Co.,
2.89%, 6/06/22	$90,000	$92,282
3.36%, 6/06/24	190,000	201,977
4.68%, 12/15/44	16,000	19,442
Bristol-Myers Squibb Co.,
2.25%, 8/15/21(b)	10,000	10,167
2.60%, 5/16/22(b)	110,000	113,686
3.25%, 8/15/22(b)	159,000	167,441
2.75%, 2/15/23(b)	198,000	208,120
2.90%, 7/26/24(b)	330,000	357,158
3.88%, 8/15/25(b)	170,000	193,678
3.20%, 6/15/26(b)	424,000	467,908
3.40%, 7/26/29(b)	400,000	457,715
5.00%, 8/15/45(b)	90,000	124,530
4.25%, 10/26/49(b)	5,000	6,532
Cigna Corp.,
3.40%, 9/17/21	20,000	20,577
3.75%, 7/15/23	187,000	199,756
3.00%, 7/15/23(b)	20,000	20,829
3.50%, 6/15/24(b)	130,000	138,904
3.25%, 4/15/25(b)	53,000	56,524
4.12%, 11/15/25	40,000	44,847
3.40%, 3/01/27(b)	55,000	58,814
4.37%, 10/15/28	680,000	778,520
CVS Health Corp.,
3.35%, 3/09/21	75,000	76,222
2.63%, 8/15/24	2,000	2,082
4.10%, 3/25/25	450,000	496,397
3.63%, 4/01/27	40,000	43,643
4.30%, 3/25/28	1,041,000	1,180,459
3.75%, 4/01/30	375,000	416,566
4.78%, 3/25/38	200,000	236,070
4.13%, 4/01/40	40,000	44,886
5.12%, 7/20/45	173,000	216,240
5.05%, 3/25/48	235,000	297,797
Elanco Animal Health, Inc.,
4.66%, 8/27/21	17,000	17,386
5.02%, 8/28/23	32,000	33,760
5.65%, 8/28/28	7,000	7,753
Johnson & Johnson,
2.95%, 3/03/27	68,000	75,608
3.63%, 3/03/37	70,000	83,798
Merck & Co., Inc.,
3.40%, 3/07/29	95,000	109,560
3.90%, 3/07/39	2,000	2,469
Pfizer, Inc.,
3.45%, 3/15/29	44,000	50,730
2.63%, 4/01/30	110,000	119,462
7.20%, 3/15/39	45,000	75,394
4.20%, 9/15/48	29,000	38,516

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Pharmaceuticals (Continued)
Shire Acquisitions Investments Ireland DAC,
2.88%, 9/23/23	$59,000	$61,350
3.20%, 9/23/26	185,000	200,919
Wyeth LLC,
6.45%, 2/01/24	9,000	10,731
5.95%, 4/01/37	44,000	64,409
		12,036,394

Pipelines – 1.6%
Boardwalk Pipelines L.P., 4.80%, 5/03/29	20,000	17,612
Buckeye Partners L.P., 3.95%, 12/01/26	5,000	4,525
Cameron LNG LLC,
2.90%, 7/15/31(b)	40,000	38,795
3.30%, 1/15/35(b)	540,000	536,842
3.40%, 1/15/38(b)	129,000	116,173
Cheniere Corpus Christi Holdings LLC,
5.87%, 3/31/25	184,000	190,472
5.13%, 6/30/27	261,000	260,515
Cheniere Energy Partners L.P.,
5.25%, 10/01/25	30,000	28,638
5.63%, 10/01/26	22,000	21,023
4.50%, 10/01/29(b)	14,000	12,915
DCP Midstream Operating L.P.,
5.38%, 7/15/25	7,000	5,653
5.13%, 5/15/29	5,000	3,724
Energy Transfer Operating L.P.,
4.25%, 3/15/23	86,000	85,232
4.20%, 9/15/23	20,000	19,668
4.50%, 4/15/24	30,000	29,628
2.90%, 5/15/25	395,000	367,673
4.20%, 4/15/27	12,000	11,304
5.50%, 6/01/27	41,000	41,613
4.95%, 6/15/28	20,000	19,575
5.25%, 4/15/29	60,000	60,249
3.75%, 5/15/30	370,000	336,741
6.50%, 2/01/42	85,000	85,719
5.15%, 3/15/45	24,000	21,313
5.30%, 4/15/47	26,000	22,660
6.25%, 4/15/49	20,000	19,291
Energy Transfer Partners L.P./Regency Energy Finance Corp.,
5.87%, 3/01/22	115,000	116,937
5.00%, 10/01/22	60,000	60,096

	Par(a)	Value

Pipelines (Continued)
Enterprise Products Operating LLC,
3.35%, 3/15/23	$10,000	$10,365
3.90%, 2/15/24	15,000	15,905
4.15%, 10/16/28	270,000	292,169
3.13%, 7/31/29	50,000	49,885
2.80%, 1/31/30	400,000	393,447
6.87%, 3/01/33	17,000	20,117
7.55%, 4/15/38	10,000	12,887
5.95%, 2/01/41	16,000	17,979
4.45%, 2/15/43	52,000	52,722
4.85%, 3/15/44	14,000	15,102
5.10%, 2/15/45	99,000	108,255
4.80%, 2/01/49	10,000	10,844
4.20%, 1/31/50	30,000	29,755
3.70%, 1/31/51	70,000	65,668
3.95%, 1/31/60	60,000	55,216
Kinder Morgan Energy Partners L.P.,
4.15%, 3/01/22	80,000	81,154
4.25%, 9/01/24	100,000	106,346
6.50%, 2/01/37	5,000	5,738
6.95%, 1/15/38	85,000	101,340
5.50%, 3/01/44	56,000	63,225
5.40%, 9/01/44	4,000	4,489
Kinder Morgan, Inc.,
4.30%, 6/01/25	90,000	96,240
4.30%, 3/01/28	60,000	63,683
7.75%, 1/15/32	45,000	57,780
5.55%, 6/01/45	80,000	91,819
5.05%, 2/15/46	40,000	44,173
5.20%, 3/01/48	60,000	68,417
MPLX L.P.,
4.25%, 12/01/27(b)	35,000	33,653
4.00%, 3/15/28	200,000	189,640
4.80%, 2/15/29	30,000	30,160
4.50%, 4/15/38	90,000	80,356
4.70%, 4/15/48	90,000	80,266
5.50%, 2/15/49	90,000	89,302
NGPL PipeCo LLC,
4.38%, 8/15/22(b)	64,000	64,185
4.88%, 8/15/27(b)	140,000	142,664
7.77%, 12/15/37(b)	20,000	22,026
Northwest Pipeline LLC, 4.00%, 4/01/27	186,000	186,366
Sabine Pass Liquefaction LLC,
5.62%, 4/15/23	100,000	104,282
5.75%, 5/15/24	200,000	208,986
5.62%, 3/01/25	355,000	372,037
5.87%, 6/30/26	37,000	39,493

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Pipelines (Continued)
Sabine Pass Liquefaction LLC,
5.00%, 3/15/27	$30,000	$30,752
4.20%, 3/15/28	65,000	63,609
Southern Natural Gas Co. LLC, 8.00%, 3/01/32	80,000	104,433
Spectra Energy Partners L.P., 5.95%, 9/25/43	41,000	46,779
Sunoco Logistics Partners Operations L.P.,
4.25%, 4/01/24	16,000	15,771
5.30%, 4/01/44	15,000	13,028
5.40%, 10/01/47	2,000	1,811
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
6.75%, 3/15/24	19,000	17,955
5.13%, 2/01/25	22,000	19,800
5.87%, 4/15/26	44,000	39,446
5.38%, 2/01/27	23,000	19,550
6.50%, 7/15/27	36,000	32,400
5.00%, 1/15/28	7,000	5,845
6.87%, 1/15/29	36,000	33,016
5.50%, 3/01/30(b)	9,000	7,672
Tennessee Gas Pipeline Co. LLC, 2.90%, 3/01/30(b)	380,000	362,502
Texas Eastern Transmission L.P.,
3.50%, 1/15/28(b)	107,000	104,834
4.15%, 1/15/48(b)	36,000	33,995
Transcontinental Gas Pipe Line Co. LLC,
7.85%, 2/01/26	536,000	632,539
4.00%, 3/15/28	113,000	116,896
4.45%, 8/01/42	14,000	14,733
4.60%, 3/15/48	10,000	10,912
Western Midstream Operating L.P.,
(3M USD LIBOR + 0.85%), 2.16%, 1/13/23(d)	40,000	32,604
3.10%, 2/01/25	50,000	45,625
4.65%, 7/01/26	90,000	79,650
4.05%, 2/01/30	110,000	100,375
Williams (The) Cos., Inc.,
3.60%, 3/15/22	150,000	151,739
3.90%, 1/15/25	28,000	28,544
8.75%, 3/15/32	20,000	26,020
4.85%, 3/01/48	110,000	112,139
		8,417,696

	Par(a)	Value

Real Estate – 0.0%(f)
Howard Hughes (The) Corp., 5.38%, 3/15/25(b)	$44,000	$42,651

Real Estate Investment Trusts – 0.4%
American Tower Corp.,
3.38%, 5/15/24	50,000	53,354
2.95%, 1/15/25	12,000	12,588
2.40%, 3/15/25	163,000	167,890
4.00%, 6/01/25	31,000	34,138
2.75%, 1/15/27	40,000	41,450
3.95%, 3/15/29	30,000	33,579
3.80%, 8/15/29	91,000	101,725
Boston Properties L.P., 3.85%, 2/01/23	193,000	203,094
Crown Castle International Corp.,
4.87%, 4/15/22	24,000	25,547
3.15%, 7/15/23	140,000	146,654
3.20%, 9/01/24	32,000	33,966
4.45%, 2/15/26	45,000	50,529
3.70%, 6/15/26	2,000	2,172
3.65%, 9/01/27	63,000	68,631
3.10%, 11/15/29	245,000	261,496
5.20%, 2/15/49	20,000	26,084
4.15%, 7/01/50	17,000	19,912
Equinix, Inc., 2.63%, 11/18/24	61,000	62,705
ESH Hospitality, Inc.,
5.25%, 5/01/25(b)	55,000	51,700
4.62%, 10/01/27(b)	7,000	6,335
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.,
5.62%, 5/01/24	92,000	93,399
4.50%, 9/01/26	25,000	24,188
5.75%, 2/01/27	40,000	40,500
MPT Operating Partnership L.P./MPT Finance Corp.,
5.25%, 8/01/26	5,000	5,050
5.00%, 10/15/27	62,000	63,240
4.62%, 8/01/29	8,000	7,955
National Retail Properties, Inc., 2.50%, 4/15/30	68,000	59,633
Realty Income Corp.,
4.65%, 8/01/23	10,000	10,647
4.13%, 10/15/26	35,000	38,313
3.00%, 1/15/27	15,000	15,145
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)	34,000	29,665

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Real Estate Investment Trusts (Continued)
Service Properties Trust, 4.35%, 10/01/24	$20,000	$16,937
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 2/15/25(b)	32,000	30,080
4.25%, 12/01/26(b)	11,000	10,280
3.75%, 2/15/27(b)	7,000	6,510
4.62%, 12/01/29(b)	9,000	8,370
4.13%, 8/15/30(b)	9,000	8,190
		1,871,651

Retail – 0.7%
Beacon Roofing Supply, Inc., 4.87%, 11/01/25(b)	50,000	44,187
Costco Wholesale Corp.,
1.38%, 6/20/27	160,000	160,921
1.60%, 4/20/30	100,000	99,248
Dollar General Corp.,
4.12%, 5/01/28	2,000	2,248
4.12%, 4/03/50	9,000	10,531
Home Depot (The), Inc.,
2.50%, 4/15/27	50,000	52,879
2.80%, 9/14/27	19,000	20,239
3.90%, 12/06/28	24,000	27,749
2.95%, 6/15/29	66,000	71,706
2.70%, 4/15/30	80,000	85,630
5.87%, 12/16/36	20,000	28,510
3.30%, 4/15/40	60,000	65,556
3.90%, 6/15/47	20,000	23,603
3.35%, 4/15/50	258,000	285,722
Lowe’s Cos., Inc.,
4.00%, 4/15/25	185,000	205,235
4.50%, 4/15/30	50,000	59,050
5.00%, 4/15/40	40,000	49,542
4.65%, 4/15/42	20,000	23,871
3.70%, 4/15/46	75,000	81,568
4.05%, 5/03/47	15,000	16,854
5.12%, 4/15/50	180,000	234,951
McDonald’s Corp.,
3.38%, 5/26/25	20,000	21,915
3.30%, 7/01/25	60,000	65,371
1.45%, 9/01/25	140,000	139,748
3.70%, 1/30/26	70,000	78,213
3.50%, 3/01/27	30,000	33,036
3.80%, 4/01/28	270,000	303,455
2.13%, 3/01/30	70,000	69,809
3.60%, 7/01/30	80,000	90,270
6.30%, 3/01/38	36,000	50,657
3.63%, 5/01/43	113,000	119,336
4.87%, 12/09/45	11,000	13,760
4.45%, 9/01/48	65,000	79,675

	Par(a)	Value

Retail (Continued)
McDonald’s Corp.,
3.63%, 9/01/49	$52,000	$56,914
4.20%, 4/01/50	110,000	131,007
Target Corp., 2.25%, 4/15/25	165,000	173,781
TJX (The) Cos., Inc., 3.50%, 4/15/25	70,000	75,492
Walgreens Boots Alliance, Inc.,
3.80%, 11/18/24	7,000	7,450
4.80%, 11/18/44	5,000	5,334
Walmart, Inc.,
3.40%, 6/26/23	40,000	43,187
2.85%, 7/08/24	115,000	123,582
3.70%, 6/26/28	380,000	440,139
3.95%, 6/28/38	10,000	12,419
		3,784,350

Semiconductors – 1.1%
Analog Devices, Inc.,
2.95%, 4/01/25	57,000	59,447
3.90%, 12/15/25	16,000	17,439
3.50%, 12/05/26	26,000	27,844
Applied Materials, Inc.,
3.90%, 10/01/25	75,000	84,601
5.85%, 6/15/41	38,000	55,526
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.87%, 1/15/27	169,000	176,179
Broadcom, Inc.,
3.13%, 4/15/21(b)	10,000	10,067
3.62%, 10/15/24(b)	110,000	115,931
4.70%, 4/15/25(b)	566,000	624,101
4.25%, 4/15/26(b)	300,000	321,520
Intel Corp.,
3.70%, 7/29/25	20,000	22,461
4.00%, 12/15/32	3,000	3,729
4.60%, 3/25/40	50,000	65,515
4.75%, 3/25/50	420,000	591,669
4.95%, 3/25/60	120,000	171,144
KLA Corp.,
4.10%, 3/15/29	125,000	141,646
3.30%, 3/01/50	258,000	252,352
Lam Research Corp.,
2.80%, 6/15/21	15,000	15,285
3.75%, 3/15/26	161,000	180,282
1.90%, 6/15/30	20,000	19,934
4.87%, 3/15/49	48,000	65,350
3.13%, 6/15/60	8,000	7,976
Micron Technology, Inc., 2.50%, 4/24/23	100,000	101,795

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Semiconductors (Continued)
NVIDIA Corp.,
3.20%, 9/16/26		$403,000	$445,655
2.85%, 4/01/30		250,000	272,397
3.50%, 4/01/40		190,000	213,560
3.50%, 4/01/50		470,000	539,318
3.70%, 4/01/60		100,000	117,005
QUALCOMM, Inc.,
2.60%, 1/30/23		30,000	31,308
2.90%, 5/20/24		45,000	48,024
3.45%, 5/20/25		30,000	32,950
3.25%, 5/20/27		12,000	13,104
4.65%, 5/20/35		16,000	20,398
4.80%, 5/20/45		25,000	31,926
4.30%, 5/20/47		31,000	37,640
Texas Instruments, Inc.,
1.38%, 3/12/25		235,000	237,747
2.90%, 11/03/27		150,000	164,380
5/04/30(i)		91,000	91,121
			5,428,326

Shipbuilding – 0.0%(f)
Huntington Ingalls Industries, Inc.,
3.84%, 5/01/25(b)		75,000	78,853
4.20%, 5/01/30(b)		100,000	105,742
			184,595

Software – 0.8%
Adobe, Inc., 2.30%, 2/01/30		360,000	378,327
Autodesk, Inc.,
3.60%, 12/15/22		35,000	36,504
3.50%, 6/15/27		196,000	210,552
2.85%, 1/15/30		3,000	3,139
Fidelity National Information Services, Inc.,
3.00%, 8/15/26		62,000	65,824
3.75%, 5/21/29		8,000	8,980
2.95%, 5/21/39	EUR	100,000	128,299
Fiserv, Inc.,
3.85%, 6/01/25		18,000	19,800
3.20%, 7/01/26		406,000	434,742
3.50%, 7/01/29		190,000	208,321
Microsoft Corp.,
2.40%, 8/08/26		60,000	64,758
3.30%, 2/06/27		900,000	1,015,588
3.50%, 2/12/35		182,000	216,743
4.20%, 11/03/35		76,000	96,810
3.50%, 11/15/42		17,000	20,160
4.45%, 11/03/45		45,000	61,165
4.50%, 2/06/57		2,000	2,897

		Par(a)	Value

Software (Continued)
Oracle Corp.,
3.63%, 7/15/23		$18,000	$19,471
2.65%, 7/15/26		122,000	129,877
4.30%, 7/08/34		7,000	8,577
3.80%, 11/15/37		191,000	217,478
3.60%, 4/01/40		136,000	153,425
5.37%, 7/15/40		43,000	58,585
3.60%, 4/01/50		271,000	307,837
salesforce.com, Inc., 3.70%, 4/11/28		430,000	490,424
			4,358,283

Telecommunications – 1.3%
AT&T, Inc.,
3.00%, 2/15/22		220,000	226,299
3.20%, 3/01/22		3,000	3,111
3.80%, 3/15/22		4,000	4,175
3.40%, 6/15/22		12,000	12,553
3.00%, 6/30/22		10,000	10,281
3.80%, 3/01/24		30,000	32,039
3.90%, 3/11/24		60,000	64,507
4.45%, 4/01/24		75,000	81,925
3.55%, 6/01/24		45,000	47,734
3.40%, 5/15/25		525,000	555,991
3.60%, 7/15/25		35,000	37,562
3.80%, 2/15/27		192,000	208,469
4.25%, 3/01/27		12,000	13,224
4.10%, 2/15/28		2,000	2,209
4.35%, 3/01/29		10,000	11,237
4.30%, 2/15/30(b)		105,000	118,060
4.30%, 2/15/30		17,000	19,114
4.50%, 5/15/35		210,000	235,098
3.15%, 9/04/36	EUR	100,000	129,131
5.25%, 3/01/37		10,000	11,864
6.00%, 8/15/40		20,000	26,289
6.37%, 3/01/41		4,000	5,380
5.55%, 8/15/41		5,000	6,098
5.15%, 3/15/42		88,000	105,355
4.30%, 12/15/42		24,000	26,096
4.80%, 6/15/44		178,000	203,894
4.85%, 7/15/45		5,000	5,740
5.15%, 11/15/46		26,000	31,212
5.45%, 3/01/47		52,000	65,922
Cisco Systems, Inc., 2.95%, 2/28/26		12,000	13,207
Corning, Inc.,
3.70%, 11/15/23		9,000	9,385
4.37%, 11/15/57		69,000	75,055
Frontier Communications Corp., 8.00%, 4/01/27(b)(k)		68,000	69,340

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Telecommunications (Continued)
Level 3 Financing, Inc.,
5.12%, 5/01/23		$23,000	$22,885
5.25%, 3/15/26		33,000	33,743
4.62%, 9/15/27(b)		9,000	8,917
Motorola Solutions, Inc.,
4.60%, 2/23/28		40,000	44,378
4.60%, 5/23/29		140,000	158,994
5.50%, 9/01/44		105,000	112,468
Sprint Corp.,
7.62%, 2/15/25		65,000	74,588
7.62%, 3/01/26		66,000	78,019
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21(b)		75,000	75,188
T-Mobile USA, Inc.,
3.50%, 4/15/25(b)		250,000	264,355
3.75%, 4/15/27(b)		197,000	211,584
3.88%, 4/15/30(b)		260,000	285,332
Verizon Communications, Inc.,
3.38%, 2/15/25		300,000	327,995
2.63%, 8/15/26		10,000	10,608
4.13%, 3/16/27		528,000	612,868
3.00%, 3/22/27		40,000	43,269
4.33%, 9/21/28		250,000	295,735
3.88%, 2/08/29		30,000	34,584
3.15%, 3/22/30		90,000	99,778
4.50%, 8/10/33		710,000	883,291
4.40%, 11/01/34		16,000	19,383
4.27%, 1/15/36		176,000	211,114
5.25%, 3/16/37		5,000	6,660
2.88%, 1/15/38	EUR	100,000	136,269
3.85%, 11/01/42		50,000	59,466
4.13%, 8/15/46		70,000	86,047
4.86%, 8/21/46		40,000	54,283
4.52%, 9/15/48		40,000	52,726
4.00%, 3/22/50		110,000	137,022
			6,909,105

Toys/Games/Hobbies – 0.0%(f)
Hasbro, Inc.,
2.60%, 11/19/22		175,000	176,748
3.90%, 11/19/29		25,000	24,124
			200,872

Transportation – 0.6%
Burlington Northern Santa Fe LLC,
3.00%, 4/01/25		5,000	5,386
6.15%, 5/01/37		45,000	62,284
5.75%, 5/01/40		27,000	37,584

	Par(a)	Value

Transportation (Continued)
Burlington Northern Santa Fe LLC,
5.40%, 6/01/41	$10,000	$13,523
4.95%, 9/15/41	2,000	2,543
CSX Corp.,
4.25%, 3/15/29	30,000	34,991
6.15%, 5/01/37	5,000	6,858
4.75%, 5/30/42	44,000	55,011
4.10%, 3/15/44	25,000	28,958
4.30%, 3/01/48	33,000	40,326
4.75%, 11/15/48	20,000	26,078
3.35%, 9/15/49	25,000	26,713
3.95%, 5/01/50	11,000	12,959
4.25%, 11/01/66	53,000	60,764
FedEx Corp.,
3.80%, 5/15/25	117,000	125,322
3.10%, 8/05/29	50,000	50,593
3.90%, 2/01/35	27,000	28,092
3.87%, 8/01/42	14,000	13,302
4.10%, 4/15/43	32,000	31,470
4.55%, 4/01/46	31,000	33,167
4.95%, 10/17/48	2,000	2,255
Norfolk Southern Corp.,
2.90%, 6/15/26	132,000	139,634
2.55%, 11/01/29	5,000	5,194
4.84%, 10/01/41	18,000	22,806
4.10%, 5/15/49	15,000	18,015
3.40%, 11/01/49	50,000	53,557
4.05%, 8/15/52	30,000	35,439
Ryder System, Inc., 3.45%, 11/15/21	7,000	7,036
Union Pacific Corp.,
3.50%, 6/08/23	45,000	47,861
2.75%, 3/01/26	53,000	56,300
2.15%, 2/05/27	120,000	122,711
3.95%, 9/10/28	220,000	251,420
3.70%, 3/01/29	10,000	11,196
2.40%, 2/05/30	220,000	226,106
3.38%, 2/01/35	56,000	62,454
3.60%, 9/15/37	60,000	64,938
3.55%, 8/15/39	11,000	11,902
3.95%, 8/15/59	16,000	18,148
3.84%, 3/20/60(b)	194,000	215,536
3.75%, 2/05/70	130,000	139,278
United Parcel Service, Inc.,
2.50%, 4/01/23	8,000	8,358
3.90%, 4/01/25	170,000	189,280
3.40%, 3/15/29	52,000	57,691
2.50%, 9/01/29	82,000	85,204
4.45%, 4/01/30	170,000	205,993
6.20%, 1/15/38	2,000	2,907

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Transportation (Continued)
United Parcel Service, Inc.,
5.20%, 4/01/40	$94,000	$125,050
XPO Logistics, Inc.,
6.12%, 9/01/23(b)	18,000	18,225
6.75%, 8/15/24(b)	46,000	47,362
		2,947,780

Trucking & Leasing – 0.1%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.25%, 1/17/23(b)	4,000	4,178
2.70%, 3/14/23(b)	10,000	10,043
3.95%, 3/10/25(b)	30,000	31,514
4.00%, 7/15/25(b)	85,000	89,963
4.45%, 1/29/26(b)	10,000	10,702
3.40%, 11/15/26(b)	21,000	21,136
4.20%, 4/01/27(b)	55,000	59,288
3.35%, 11/01/29(b)	20,000	20,603
		247,427

Total Corporate Bonds (Cost $139,934,052)		144,538,934

Foreign Issuer Bonds – 10.1%

Argentina – 0.0%(f)
Argentine Republic Government International Bond,
5.88%, 1/11/28	69,000	17,354
7.12%, 7/06/36	154,000	36,961
6.87%, 1/11/48	74,000	17,206
		71,521

Australia – 0.2%
Australia & New Zealand Banking Group Ltd., 2.63%, 11/09/22	300,000	310,247
BHP Billiton Finance USA Ltd.,
5.00%, 9/30/43	20,000	27,446
(5Y USD Swap Rate + 5.09%), 6.75%, 10/19/75(b)(g)	400,000	442,000
FMG Resources (August 2006) Pty. Ltd.,
4.75%, 5/15/22(b)	32,000	32,144
5.12%, 3/15/23(b)	23,000	23,216
5.12%, 5/15/24(b)	32,000	32,470
4.50%, 9/15/27(b)	5,000	4,885
		872,408

	Par(a)	Value

Belgium – 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 2/01/26	$80,000	$87,167
4.70%, 2/01/36	412,000	461,166
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/26	97,000	105,116
Anheuser-Busch InBev Worldwide, Inc.,
3.50%, 1/12/24	180,000	193,499
4.15%, 1/23/25	200,000	222,680
4.00%, 4/13/28	163,000	180,918
4.75%, 1/23/29	502,000	580,753
3.50%, 6/01/30	60,000	64,285
5.45%, 1/23/39	57,000	68,675
4.35%, 6/01/40	130,000	142,242
4.60%, 4/15/48	10,000	11,085
5.55%, 1/23/49	220,000	275,058
4.50%, 6/01/50	353,000	395,069
		2,787,713

Brazil – 0.4%
Banco Bradesco S.A., 3.20%, 1/27/25(b)	270,000	256,500
Gol Finance S.A., 7.00%, 1/31/25(b)	80,000	41,400
Oi S.A., 10.00%, 7/27/25(l)	5,000	3,725
Rumo Luxembourg S.a.r.l., 5.87%, 1/18/25(b)	200,000	197,980
Suzano Austria GmbH, 6.00%, 1/15/29	720,000	721,584
Vale Overseas Ltd., 6.25%, 8/10/26	650,000	712,400
		1,933,589

Canada – 0.4%
1011778 B.C. ULC/New Red Finance, Inc.,
5.00%, 10/15/25(b)	112,000	112,560
3.88%, 1/15/28(b)	7,000	6,789
Air Canada Pass Through Trust,
Series 2015-2, Class B, 5.00%, 12/15/23(b)	12,120	10,754
Series 2013-1, Class A, 4.13%, 5/15/25(b)	53,537	49,334
Series 2017-1, Class AA, 3.30%, 1/15/30(b)	16,618	14,349
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27(b)	175,000	177,427
Bank of Montreal,
3.10%, 4/13/21	17,000	17,354
1.90%, 8/27/21	2,000	2,023

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Canada (Continued)
Bank of Montreal,
2.90%, 3/26/22	$28,000	$28,827
3.30%, 2/05/24	19,000	20,062
2.50%, 6/28/24	34,000	35,101
1.85%, 5/01/25	210,000	210,715
(5Y USD Swap Rate + 1.43%), 3.80%, 12/15/32(g)	40,000	41,280
Barrick North America Finance LLC, 5.75%, 5/01/43	190,000	267,759
Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	6,000	8,127
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 9/15/27(b)	51,000	46,665
Canadian Pacific Railway Co., 2.05%, 3/05/30	14,000	13,923
Enbridge, Inc.,
2.90%, 7/15/22	36,000	36,200
5.50%, 12/01/46	5,000	5,619
Mattamy Group Corp., 5.25%, 12/15/27(b)	5,000	4,688
Royal Bank of Canada,
3.20%, 4/30/21	220,000	225,053
1.60%, 4/17/23	190,000	190,893
Suncor Energy, Inc.,
6.80%, 5/15/38	30,000	32,847
6.50%, 6/15/38	16,000	17,323
Teck Resources Ltd.,
6.12%, 10/01/35	10,000	10,004
6.00%, 8/15/40	3,000	2,779
6.25%, 7/15/41	17,000	16,022
Toronto-Dominion Bank (The), 3.25%, 6/11/21	220,000	225,561
TransCanada PipeLines Ltd.,
3.75%, 10/16/23	3,000	3,121
5.85%, 3/15/36	71,000	85,375
6.20%, 10/15/37	2,000	2,468
		1,921,002

Chile – 0.1%
Corp. Nacional del Cobre de Chile, 3.63%, 8/01/27(b)	330,000	333,644

		Par(a)	Value

Chile (Continued)
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26(b)		$200,000	$204,975
Kenbourne Invest S.A., 6.87%, 11/26/24(b)		200,000	187,000
			725,619

China – 0.2%
CNOOC Finance 2015 USA LLC, 3.50%, 5/05/25		410,000	435,125
Sinopec Group Overseas Development 2014 Ltd., 4.37%, 4/10/24(b)		290,000	313,672
Tencent Holdings Ltd., 3.60%, 1/19/28(b)		220,000	236,960
			985,757

Colombia – 0.5%
Bancolombia S.A., 3.00%, 1/29/25		200,000	185,126
Colombia Government International Bond,
3.88%, 4/25/27		615,000	607,312
5.00%, 6/15/45		610,000	609,396
5.20%, 5/15/49		460,000	472,921
Ecopetrol S.A.,
5.38%, 6/26/26		94,000	93,061
6.87%, 4/29/30		61,000	62,373
5.87%, 5/28/45		510,000	447,321
			2,477,510

Denmark – 0.3%
Danske Bank A/S,
5.00%, 1/12/22(b)		400,000	413,520
3.88%, 9/12/23(b)		400,000	412,621
5.37%, 1/12/24(b)		400,000	432,097
(3M USD LIBOR + 1.59%), 3.24%, 12/20/25(b)(g)		200,000	200,076
			1,458,314

Egypt – 0.0%(f)
Egypt Government Bond,
15.90%, 7/02/24	EGP	185,000	12,729
16.10%, 5/07/29		1,718,000	123,481
			136,210

France – 0.2%
BNP Paribas S.A.,
5.00%, 1/15/21		200,000	205,598
3.80%, 1/10/24(b)		400,000	421,335
(3M USD LIBOR + 2.24%), 4.71%, 1/10/25(b)(g)		200,000	216,216
Danone S.A., 2.95%, 11/02/26(b)		200,000	212,975

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

France (Continued)
Total Capital International S.A.,
2.75%, 6/19/21		$10,000	$10,145
2.43%, 1/10/25		150,000	154,355
			1,220,624

Germany – 0.1%
BMW US Capital LLC, 3.90%, 4/09/25(b)		95,000	100,727
Deutsche Bank A.G., 4.25%, 2/04/21		229,000	229,449
Deutsche Telekom International Finance B.V., 3.60%, 1/19/27(b)		150,000	163,161
			493,337

Hungary – 0.0%(f)
Hungary Government International Bond, 5.38%, 3/25/24		122,000	135,779

India – 0.0%(f)
Export-Import Bank of India, 3.38%, 8/05/26(b)		200,000	196,336

Indonesia – 0.5%
Indonesia Government International Bond,
4.10%, 4/24/28		200,000	209,754
4.35%, 1/11/48		850,000	876,514
3.70%, 10/30/49		330,000	321,732
Indonesia Treasury Bond,
6.63%, 5/15/33	IDR	357,000,000	21,146
7.50%, 6/15/35		2,094,000,000	134,157
8.37%, 4/15/39		3,353,000,000	228,162
Pertamina Persero PT, 6.00%, 5/03/42(b)		280,000	295,299
Perusahaan Listrik Negara PT, 5.45%, 5/21/28(b)		480,000	516,600
			2,603,364

Israel – 0.1%
Israel Government International Bond, 2.75%, 7/03/30		200,000	210,000

Italy – 0.2%
Intesa Sanpaolo S.p.A., 3.13%, 7/14/22(b)		840,000	838,327

Japan – 0.4%
Mitsubishi UFJ Financial Group, Inc.,
2.62%, 7/18/22		280,000	285,670
2.66%, 7/25/22		4,000	4,078
3.76%, 7/26/23		201,000	212,713

	Par(a)	Value

Japan (Continued)
Mitsubishi UFJ Financial Group, Inc., 3.29%, 7/25/27	$20,000	$21,273
Mizuho Financial Group, Inc.,
2.95%, 2/28/22	475,000	485,735
(3M USD LIBOR + 1.10%), 2.56%, 9/13/25(g)	200,000	202,605
Sumitomo Mitsui Financial Group, Inc.,
2.06%, 7/14/21	70,000	70,475
2.78%, 7/12/22	75,000	76,676
2.35%, 1/15/25	400,000	405,439
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28	200,000	241,225
		2,005,889

Kazakhstan – 0.1%
Kazakhstan Government International Bond, 4.88%, 10/14/44	200,000	228,230
KazMunayGas National Co. JSC, 6.37%, 10/24/48(b)	220,000	227,734
		455,964

Kuwait – 0.1%
Equate Petrochemical B.V., 4.25%, 11/03/26(b)	210,000	203,700
Kuwait International Government Bond, 3.50%, 3/20/27(b)	210,000	230,212
		433,912

Luxembourg – 0.1%
ArcelorMittal S.A.,
3.60%, 7/16/24	110,000	105,556
4.55%, 3/11/26	360,000	346,724
		452,280

Macau – 0.1%
Sands China Ltd., 5.13%, 8/08/25	500,000	521,985

Malaysia – 0.0%(f)
Petronas Capital Ltd., 3.50%, 4/21/30(b)	200,000	209,450

Mexico – 0.6%
America Movil S.A.B. de C.V., 3.13%, 7/16/22	200,000	204,195
Comision Federal de Electricidad, 4.75%, 2/23/27(b)	200,000	191,500
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/27(b)	200,000	165,660

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Mexico (Continued)
Mexican Bonos,
7.75%, 11/23/34	MXN	$2,390,000	$105,194
7.75%, 11/13/42		2,050,000	84,678
Mexico Government International Bond,
4.15%, 3/28/27		467,000	467,000
4.75%, 3/08/44		1,060,000	982,101
4.50%, 1/31/50		220,000	198,000
Petroleos Mexicanos,
5.50%, 1/21/21		10,000	9,850
4.25%, 1/15/25		46,000	37,697
4.50%, 1/23/26		96,000	73,920
6.50%, 3/13/27		128,000	104,320
6.62%, 6/15/35		50,000	35,250
5.62%, 1/23/46		620,000	403,000
7.69%, 1/23/50(b)		239,000	175,665
6.95%, 1/28/60(b)		58,000	40,601
			3,278,631

Morocco – 0.0%(f)
OCP S.A., 4.50%, 10/22/25(b)		200,000	206,348

Netherlands – 0.6%
Cooperatieve Rabobank U.A.,
4.62%, 12/01/23		250,000	266,396
4.37%, 8/04/25		440,000	475,463
ING Groep N.V., 4.10%, 10/02/23		400,000	428,038
NXP B.V./NXP Funding LLC,
4.13%, 6/01/21(b)		200,000	204,314
3.88%, 9/01/22(b)		200,000	207,224
4.62%, 6/01/23(b)		245,000	261,156
4.87%, 3/01/24(b)		50,000	54,281
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
2.70%, 5/01/25(b)		60,000	60,666
3.15%, 5/01/27(b)		20,000	20,207
Shell International Finance B.V.,
1.88%, 5/10/21		25,000	25,100
2.25%, 1/06/23		8,000	8,147
3.50%, 11/13/23		170,000	180,968
2.88%, 5/10/26		140,000	148,336
2.38%, 11/07/29		200,000	200,982
2.75%, 4/06/30		100,000	104,637
4.55%, 8/12/43		18,000	21,371
4.37%, 5/11/45		124,000	146,035
4.00%, 5/10/46		110,000	125,236
3.25%, 4/06/50		170,000	174,512
			3,113,069

		Par(a)	Value

Panama – 0.3%
Panama Government International Bond,
3.88%, 3/17/28		$200,000	$215,502
6.70%, 1/26/36		580,000	762,706
4.30%, 4/29/53		400,000	435,004
			1,413,212

Peru – 0.4%
Inkia Energy Ltd., 5.87%, 11/09/27(b)		200,000	188,000
Peruvian Government International Bond,
4.13%, 8/25/27		152,000	170,431
6.55%, 3/14/37		130,000	186,551
5.62%, 11/18/50		270,000	404,325
Petroleos del Peru S.A., 4.75%, 6/19/32(b)		500,000	485,005
Southern Copper Corp., 5.25%, 11/08/42		600,000	630,163
			2,064,475

Philippines – 0.1%
Philippine Government International Bond,
4.20%, 1/21/24		400,000	428,231
3.00%, 2/01/28		200,000	210,533
			638,764

Poland – 0.1%
Republic of Poland Government International Bond, 4.00%, 1/22/24		500,000	546,146

Qatar – 0.2%
Qatar Government International Bond,
3.87%, 4/23/23(b)		200,000	211,854
3.75%, 4/16/30(b)		200,000	218,352
4.82%, 3/14/49(b)		520,000	625,448
			1,055,654

Russia – 0.3%
Russian Federal Bond - OFZ,
8.15%, 2/03/27	RUB	7,757,000	118,940
6.90%, 5/23/29		6,523,000	93,972
8.50%, 9/17/31		19,120,000	308,914
Russian Foreign Bond - Eurobond,
4.38%, 3/21/29		200,000	220,669
5.62%, 4/04/42(b)		600,000	762,612
			1,505,107

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Saudi Arabia – 0.1%
Saudi Government International Bond, 2.90%, 10/22/25(b)	$328,000	$332,100

South Africa – 0.1%
Anglo American Capital PLC, 4.00%, 9/11/27(b)	400,000	399,411

Spain – 0.1%
Banco Santander S.A.,
4.38%, 4/12/28	200,000	216,843
3.31%, 6/27/29	200,000	208,598
Telefonica Emisiones S.A., 4.10%, 3/08/27	150,000	161,961
		587,402

Switzerland – 0.9%
Credit Suisse A.G., 2.95%, 4/09/25	500,000	526,092
Credit Suisse Group A.G.,
(SOFR + 1.56%), 2.59%, 9/11/25(b)(g)	250,000	249,491
(SOFR + 3.73%), 4.19%, 4/01/31(b)(g)	250,000	272,659
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	350,000	363,716
Glencore Funding LLC,
4.12%, 3/12/24(b)	400,000	410,324
4.00%, 3/27/27(b)	380,000	385,044
3.88%, 10/27/27(b)	80,000	79,640
Novartis Capital Corp.,
3.40%, 5/06/24	70,000	76,565
2.20%, 8/14/30	34,000	36,068
Tyco Electronics Group S.A., 3.13%, 8/15/27	18,000	18,797
UBS A.G., 1.75%, 4/21/22(b)	200,000	200,844
UBS Group A.G.,
(3M USD LIBOR + 0.95%), 2.86%, 8/15/23(b)(g)	200,000	204,055
(5Y USD Swap Rate + 4.34%), 7.00%, 1/31/24(b)(g)(h)	200,000	205,740
4.12%, 4/15/26(b)	200,000	218,998
4.25%, 3/23/28(b)	770,000	851,764
(3M USD LIBOR + 1.47%), 3.13%, 8/13/30(b)(g)	470,000	490,061
		4,589,858

Ukraine – 0.0%(f)
Ukraine Government International Bond, 9.75%, 11/01/28	200,000	196,311

	Par(a)	Value

United Arab Emirates – 0.3%
Abu Dhabi Government International Bond,
2.50%, 10/11/22(b)	$610,000	$622,200
3.13%, 9/30/49(b)	480,000	459,840
DP World PLC, 5.62%, 9/25/48(b)	300,000	286,500
MDGH - GMTN B.V., 2.50%, 11/07/24(b)	200,000	200,000
		1,568,540

United Kingdom – 1.3%
BAE Systems Holdings, Inc.,
3.80%, 10/07/24(b)	16,000	17,019
3.85%, 12/15/25(b)	425,000	460,380
Barclays PLC, (3M USD LIBOR + 1.90%), 4.97%, 5/16/29(g)	400,000	451,869
BAT Capital Corp.,
4.70%, 4/02/27	95,000	104,783
3.56%, 8/15/27	300,000	308,188
4.91%, 4/02/30	75,000	84,429
4.54%, 8/15/47	245,000	256,542
BP Capital Markets PLC,
3.81%, 2/10/24	116,000	123,297
3.54%, 11/04/24	2,000	2,118
GlaxoSmithKline Capital PLC, 3.38%, 6/01/29	112,000	127,539
GlaxoSmithKline
Capital, Inc.,
3.88%, 5/15/28	26,000	30,244
6.37%, 5/15/38	5,000	7,809
HSBC Holdings PLC,
(3M USD LIBOR + 1.55%), 4.04%, 3/13/28(g)	235,000	253,777
(3M USD LIBOR + 1.53%), 4.58%, 6/19/29(g)	700,000	791,492
4.95%, 3/31/30	200,000	236,498
(3M USD LIBOR + 1.61%), 3.97%, 5/22/30(g)	750,000	821,550
Lloyds Banking Group PLC,
(3M USD LIBOR + 0.81%), 2.91%, 11/07/23(g)	270,000	274,499
4.37%, 3/22/28	290,000	322,940
RELX Capital, Inc.,
3.50%, 3/16/23	372,000	387,098
4.00%, 3/18/29	161,000	175,815
Reynolds American, Inc.,
4.45%, 6/12/25	245,000	266,394
6.15%, 9/15/43	18,000	21,860
5.85%, 8/15/45	120,000	138,696

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

United Kingdom (Continued)
Royal Bank of Scotland Group PLC,
(3M USD LIBOR + 1.76%), 4.27%, 3/22/25(g)	$400,000	$423,610
(3M USD LIBOR + 1.91%), 5.08%, 1/27/30(g)	200,000	229,979
Santander UK Group Holdings PLC, 3.13%, 1/08/21	50,000	50,465
Vodafone Group PLC,
3.75%, 1/16/24	85,000	91,723
4.13%, 5/30/25	39,000	43,493
4.37%, 5/30/28	197,000	225,546
5.00%, 5/30/38	9,000	10,699
4.37%, 2/19/43	86,000	96,904
5.25%, 5/30/48	96,000	120,011
5.12%, 6/19/59	1,000	1,260
		6,958,526

Uruguay – 0.2%
Uruguay Government International Bond,
4.37%, 10/27/27	70,000	76,388
4.38%, 1/23/31	230,000	253,290
5.10%, 6/18/50	560,000	635,606
		965,284

Total Foreign Issuer Bonds (Cost $51,992,966)		52,565,728
Term Loans – 0.0%(d)(f)

Distribution/Wholesale – 0.0%(f)
KAR Auction Services, Inc., Tranche B-6 Term Loan, (1M USD LIBOR + 2.25%), 2.88%, 9/19/26(b)	14,750	13,349

Total Term Loans (Cost $14,716)		13,349

	Par	Value
Mortgage-Backed Securities – 35.4%

Federal Home Loan Mortgage Corporation – 4.3%
Multifamily Structured Pass Through Certificates, Series K736, Class X1, 1.44%, 7/25/26(c)	1,999,634	128,816
Series K091, Class A2, 3.51%, 3/25/29	210,000	244,646
Series K095, Class XAM, 1.37%, 6/25/29(c)	500,000	48,524
Series K099, Class X1, 1.01%, 9/25/29(c)	1,089,102	73,722

	Par	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool,
#ZJ9284, 5.00%, 9/01/24	$99,990	$108,508
#ZM1677, 3.00%, 9/01/46	1,099,712	1,182,671
#ZM5146, 12/01/47(i)	337,950	361,564
#ZM6880, 6/01/48(i)	57,754	62,404
#ZM7693, 4.00%, 8/01/48	199,980	213,221
#ZS4786, 8/01/48(i)	51,672	55,781
#ZS4791, 9/01/48(i)	260,315	280,568
#ZT1320, 4.00%, 11/01/48	441,457	469,774
#ZA5940, 11/01/48(i)	71,480	77,926
#ZT1640, 4.50%, 1/01/49	293,854	321,048
#ZT1857, 4.50%, 3/01/49	1,933,186	2,180,615
#ZA6531, 3/01/49(i)	73,893	80,432
#ZN5955, 3.50%, 5/01/49	7,263	7,671
#ZT1952, 4.00%, 5/01/49	825,919	878,897
#QA0639, 4.00%, 6/01/49	630,673	684,081
#RA1103, 3.00%, 7/01/49	185,691	197,418
#RA1084, 7/01/49(i)	161,136	175,249
#RA1293, 3.00%, 9/01/49	284,443	305,361
#RA1341, 3.00%, 9/01/49	96,970	103,094
#RA1343, 3.00%, 9/01/49	95,984	101,648
#RA1340, 3.00%, 9/01/49	379,973	402,576
#SD0289, 4.00%, 9/01/49	2,699,732	2,876,305
#RA1493, 3.00%, 10/01/49	387,280	411,205
#RA1496, 3.00%, 10/01/49	289,998	307,204
#RA1460, 3.00%, 10/01/49	191,794	203,203
#RA1741, 3.50%, 11/01/49	1,149,423	1,227,415
#SD8026, 4.00%, 11/01/49	177,598	189,177
#RA1878, 3.50%, 12/01/49	60,120	64,126
#RA1980, 3.00%, 1/01/50	685,679	726,468
#RA1981, 3.00%, 1/01/50	292,880	310,302
#QA6173, 3.00%, 1/01/50	97,352	103,214
#RA2016, 3.00%, 1/01/50	1,578,738	1,672,654

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool,
#RA2010, 3.50%, 1/01/50	$5,942	$6,273
#QA6625, 3.00%, 2/01/50	98,438	104,031
#QA7356, 3.00%, 2/01/50	398,715	421,367
#RA2117, 3.00%, 2/01/50	593,878	631,016
#QA7238, 3.50%, 2/01/50	98,995	106,498
#QA7415, 3.50%, 2/01/50	99,713	105,369
#RA2140, 3.50%, 2/01/50	198,019	211,688
#RA2141, 4.00%, 2/01/50	99,352	105,829
#RA2145, 4.50%, 2/01/50	288,310	311,390
#RA2332, 3.00%, 3/01/50	695,780	737,569
#RA2335, 3.00%, 3/01/50	695,821	739,333
#RA2362, 3.50%, 3/01/50	199,686	212,244
#RA2313, 3.50%, 3/01/50	497,516	533,697
#RA2358, 4.00%, 3/01/50	98,853	105,596
#RA2353, 4.50%, 3/01/50	99,879	107,709
#SD0291, 3/01/50(i)	451,229	489,873
#RA2389, 4.50%, 4/01/50	198,611	214,510
Real Estate Mortgage Investment Conduits, Series 2019-RR01, Class X, 1.53%, 6/25/28	2,500,000	277,197
		22,258,677

Federal Home Loan Mortgage Corporation Gold – 3.4%
Pool,
#Q41209, 3.50%, 6/01/46	64,028	69,295
#G61813, 3.00%, 7/01/46	448,549	481,613
#G08747, 3.00%, 2/01/47	619,148	656,640
#G08750, 3.00%, 3/01/47	409,793	433,198
#G61677, 4.50%, 4/01/47	134,897	151,413
#G60972, 4.50%, 5/01/47	51,090	56,786
#Q48752, 3.50%, 6/01/47	69,139	74,313
#G61047, 4.50%, 7/01/47	214,758	238,700
#G61079, 4.50%, 7/01/47	64,930	71,440
#G08779, 3.50%, 9/01/47	830,103	882,080

	Par	Value

Federal Home Loan Mortgage Corporation Gold (Continued)
Pool,
#G08791, 3.00%, 12/01/47	$677,367	$716,594
#Q53534, 3.00%, 1/01/48	33,231	35,157
#G08799, 3.00%, 2/01/48	138,538	146,375
#G08800, 3.50%, 2/01/48	215,268	228,248
#G61374, 4/01/48(i)	206,216	224,618
#V84260, 3.50%, 6/01/48	321,680	345,612
#Q59918, 4.50%, 7/01/48	407,847	453,121
#Q57853, 4.50%, 8/01/48	168,410	187,101
#G67715, 4.50%, 8/01/48	310,076	344,489
#G61739, 3.00%, 9/01/48	428,803	460,436
#G08835, 3.50%, 9/01/48	198,151	209,751
#G08837, 4.50%, 9/01/48	554,265	597,569
#G08841, 3.50%, 10/01/48	1,763,299	1,863,297
#G08846, 3.50%, 11/01/48	1,019,166	1,077,027
#G61727, 4.00%, 11/01/48	213,780	228,065
#G08861, 3.50%, 2/01/49	362,519	382,934
#G08865, 3.50%, 3/01/49	600,476	634,242
#V85283, 3.50%, 3/01/49	240,044	256,142
#G61989, 3.50%, 4/01/49	5,100,850	5,604,415
#G67721, 4/01/49(i)	255,507	280,107
		17,390,778

Federal National Mortgage Association – 14.8%
Alternative Credit Enhancement Securities,
Series 2019-M6, Class A2, 3.45%, 1/01/29	210,000	237,197
Series 2019-M5, Class A2, 3.27%, 1/25/29	110,000	123,638
Series 2019-M4, Class A2, 3.61%, 2/25/31	100,000	117,167
Series 2019-M23, Class 3A3, 2.72%, 10/25/31	99,989	107,260
Series 2019-M27, Class A2, 2.70%, 11/25/40	100,000	111,631
Series 2013-M6, Class 1AC, 3.56%, 2/25/43(c)	85,505	94,439
Pool,
#AS0496, 3.00%, 9/01/28	29,396	31,167
#BL2454, 3.16%, 5/01/29	59,313	67,330
#BL2465, 3.24%, 5/01/29	100,000	114,782
#BL2457, 3.26%, 5/01/29	40,000	45,876
#AW1281, 3.00%, 7/01/29	11,922	12,652

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#AW4229, 3.00%, 7/01/29	$53,057	$56,500
#BL3561, 2.74%, 8/01/29	40,000	44,588
#BL3540, 2.79%, 8/01/29	300,000	336,791
#AX6435, 3.00%, 1/01/30	36,327	38,576
#BL5850, 2.26%, 4/01/30	200,000	215,658
#890696, 3.00%, 9/01/30	175,359	186,250
#BL3771, 2.77%, 8/01/31	200,000	222,911
#BL3776, 2.77%, 8/01/31	100,000	111,408
#BL3152, 2.84%, 8/01/31	100,000	112,078
#BL3648, 2.85%, 8/01/31	100,000	112,266
#BL3644, 2.85%, 8/01/31	400,000	449,066
#BL3681, 2.86%, 8/01/31	100,000	112,272
#BL3643, 2.91%, 8/01/31	100,000	111,960
#BL3700, 2.92%, 8/01/31	100,000	112,164
#BL3619, 2.92%, 8/01/31	900,000	1,008,492
#BL3677, 2.93%, 8/01/31	200,000	224,671
#BM5304, 3.00%, 9/01/32	53,660	57,386
#BH9243, 3.00%, 1/01/33	391,467	413,276
#BM4614, 3.00%, 3/01/33	64,399	68,122
#FM1680, 2.50%, 12/01/33	252,110	263,785
#CA3022, 3.50%, 1/01/34	176,494	190,660
#BM6019, 3.50%, 5/01/34	388,631	417,913
#MA3831, 3.00%, 11/01/39	88,083	93,154
#AK6740, 4.00%, 3/01/42	1,589,255	1,781,550
#AL3311, 3.50%, 3/01/43	2,438,156	2,681,853
#BM4751, 3.50%, 3/01/43	159,188	171,653
#AU6873, 4.50%, 11/01/43	140,169	159,623
#AL5597, 4.50%, 6/01/44	267,358	297,217
#AS2947, 4.00%, 7/01/44	809,638	889,770
#AS5480, 4.50%, 7/01/45	78,634	87,837
#AL9475, 4.50%, 11/01/45	101,366	112,636
#AS7313, 3.50%, 6/01/46	658,408	712,344
#AS7488, 3.00%, 7/01/46	1,085,117	1,178,634
#BM1922, 4.50%, 7/01/46	193,656	220,389

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#AS7726, 3.00%, 8/01/46	$780,304	$839,168
#BC1509, 3.00%, 8/01/46	139,008	147,830
#AS7844, 3.00%, 9/01/46	205,880	218,947
#BC2817, 3.00%, 9/01/46	274,250	292,195
#AL9397, 3.00%, 10/01/46	215,389	229,060
#AS8269, 3.00%, 11/01/46	1,502,420	1,596,848
#BM4897, 3.50%, 12/01/46	165,037	176,515
#BM4226, 3.00%, 1/01/47	2,373,882	2,559,069
#BM5520, 3.50%, 2/01/47	961,216	1,026,491
#BM4696, 3.00%, 3/01/47	1,215,837	1,300,628
#FM1349, 3.50%, 3/01/47	536,385	579,807
#CA0148, 8/01/47(i)	104,041	112,075
#890843, 3.00%, 9/01/47	81,830	87,540
#BE2735, 4.50%, 10/01/47	16,636	18,485
#BH5764, 4.50%, 11/01/47	71,210	78,324
#BM3208, 4.50%, 11/01/47	126,328	138,948
#CA0717, 11/01/47(i)	287,481	311,273
#MA3210, 3.50%, 12/01/47	1,146,948	1,218,255
#CA0858, 3.50%, 12/01/47	383,245	407,249
#FM1002, 3.50%, 1/01/48	1,195,805	1,284,854
#CA1021, 4.50%, 1/01/48	175,826	193,391
#BM5526, 3.50%, 2/01/48	242,434	256,957
#BM5073, 3.00%, 4/01/48	1,096,216	1,173,873
#CA1565, 4/01/48(i)	361,297	389,363
#BJ9172, 4.50%, 5/01/48	351,914	390,856
#BM5896, 4.50%, 5/01/48	184,121	204,452
#BJ9257, 6/01/48(i)	76,689	84,319
#CA2055, 7/01/48(i)	57,798	62,392
#CA2047, 7/01/48(i)	220,924	242,902
#BK4764, 4.00%, 8/01/48	5,200,002	5,533,553
#BN0691, 4.50%, 8/01/48	72,736	79,643
#BM4351, 4.50%, 8/01/48	130,992	145,487

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#CA2207, 4.50%, 8/01/48	$885,786	$957,590
#CA2199, 8/01/48(i)	296,123	325,582
#CA2205, 8/01/48(i)	166,821	179,940
#CA2251, 5.00%, 8/01/48	52,560	57,118
#BK4814, 9/01/48(i)	60,777	65,534
#CA2491, 4.50%, 10/01/48	138,631	149,734
#BK7603, 10/01/48(i)	76,849	83,960
#CA2482, 10/01/48(i)	298,821	328,001
#CA2493, 10/01/48(i)	220,004	237,175
#BN1623, 11/01/48(i)	272,217	299,298
#CA2588, 4.50%, 11/01/48	63,419	68,380
#MA3527, 11/01/48(i)	320,894	348,708
#FM1866, 4.00%, 12/01/48	2,476,619	2,635,480
#BN3996, 4.00%, 12/01/48	200,000	212,980
#MA3537, 4.50%, 12/01/48	1,432,047	1,543,846
#CA2855, 4.50%, 12/01/48	180,691	194,779
#CA2803, 4.50%, 12/01/48	57,989	62,509
#CA2805, 4.50%, 12/01/48	423,875	457,292
#BN0302, 12/01/48(i)	405,072	440,013
#CA2801, 12/01/48(i)	67,644	73,705
#BN0341, 5.00%, 12/01/48	306,522	332,773
#BM5317, 1/01/49(i)	141,194	153,356
#BN3933, 4.50%, 1/01/49	429,721	467,746
#BM5862, 4.50%, 2/01/49	394,700	438,318
#CA3094, 4.50%, 2/01/49	693,540	788,791
#BM5629, 2/01/49(i)	74,142	80,936
#CA3055, 2/01/49(i)	135,926	147,634
#CA3092, 2/01/49(i)	69,990	76,184
#CA3471, 3.50%, 5/01/49	332,775	355,108
#BN6625, 3.50%, 5/01/49	756,727	831,177
#CA3472, 3.50%, 5/01/49	84,904	90,420
#CA3516, 4.50%, 5/01/49	580,450	660,172
#MA3665, 4.50%, 5/01/49	353,631	380,912

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#FM1637, 4.50%, 5/01/49	$329,687	$358,859
#FM1991, 4.50%, 5/01/49	404,843	437,693
#CA3634, 3.50%, 6/01/49	184,354	198,088
#CA3645, 3.50%, 6/01/49	1,571,400	1,715,466
#BN6688, 4.00%, 6/01/49	394,242	436,117
#BO0968, 4.00%, 6/01/49	89,465	95,325
#BN9558, 3.00%, 7/01/49	169,677	179,252
#CA3809, 3.00%, 7/01/49	187,672	199,483
#FM1263, 4.50%, 7/01/49	78,978	85,848
#CA3842, 7/01/49(i)	164,795	179,429
#CA4033, 8/01/49(i)	165,106	179,766
#FM1468, 5.00%, 8/01/49	721,367	783,378
#CA4133, 3.00%, 9/01/49	287,491	307,579
#CA4134, 3.00%, 9/01/49	478,888	507,302
#BN7753, 3.00%, 9/01/49	491,648	524,523
#CA4122, 3.50%, 9/01/49	654,291	698,686
#CA4164, 3.50%, 9/01/49	3,960	4,182
#CA5242, 3.50%, 9/01/49	10,543	11,150
#MA3801, 2.50%, 10/01/49	100,000	104,173
#BO2256, 3.00%, 10/01/49	485,480	514,360
#BO2252, 3.50%, 10/01/49	96,507	103,697
#CA4430, 3.50%, 10/01/49	1,242,267	1,326,557
#BO2249, 3.50%, 10/01/49	2,664	2,812
#MA3804, 4.00%, 10/01/49	525,968	559,706
#FM1789, 3.00%, 11/01/49	573,753	609,986
#FM1962, 3.50%, 11/01/49	2,868	3,055
#BO6985, 3.50%, 11/01/49	98,664	105,267
#CA4564, 3.50%, 11/01/49	8,294	8,847

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#FM3002, 4.50%, 11/01/49	$100,000	$107,828
#FM2075, 3.00%, 12/01/49	392,224	416,016
#MA3871, 3.00%, 12/01/49	2,799,762	2,957,358
#CA4794, 3.00%, 12/01/49	1,454,074	1,538,351
#CA4823, 4.00%, 12/01/49	191,697	204,368
#BO8932, 3.00%, 1/01/50	99,432	105,833
#MA3905, 3.00%, 1/01/50	1,299,872	1,373,040
#CA4979, 3.00%, 1/01/50	594,775	628,704
#BO9692, 3.00%, 1/01/50	130,857	139,121
#BP1585, 3.50%, 1/01/50	98,252	104,884
#CA5021, 3.50%, 1/01/50	1,915	2,042
#FM2378, 4.50%, 1/01/50	185,236	200,791
#BO9019, 3.00%, 2/01/50	199,275	210,503
#BO9033, 3.00%, 2/01/50	99,641	105,425
#BP0209, 3.00%, 2/01/50	299,053	316,044
#BP1631, 3.00%, 2/01/50	295,985	315,209
#CA5216, 3.00%, 2/01/50	1,940,923	2,062,265
#CA5217, 3.00%, 2/01/50	750,067	795,229
#CA5225, 3.00%, 2/01/50	792,497	848,549
#CA5226, 3.00%, 2/01/50	495,717	526,715
#BO7601, 3.00%, 2/01/50	172,099	182,089
#FM2331, 3.50%, 2/01/50	292,938	312,493
#BP1293, 3.50%, 2/01/50	199,418	210,731
#BP1662, 3.50%, 2/01/50	97,715	103,258
#FM2333, 3.50%, 2/01/50	293,374	314,542
#BP2866, 3.00%, 3/01/50	99,840	105,512
#CA5307, 3.00%, 3/01/50	1,133,747	1,201,840
#BO7625, 3.00%, 3/01/50	199,617	211,329
#BP3074, 3.00%, 3/01/50	198,929	210,231
#MA3960, 3.00%, 3/01/50	600,001	633,774

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#CA5364, 4.00%, 3/01/50	$493,373	$535,063
#BP2389, 4.50%, 4/01/50	100,000	108,556
#BP2770, 2.50%, 5/01/50	300,000	312,592
#FM2934, 5/01/50(i)	37,807	40,481
#FM2965, 5/01/50(i)	49,825	53,349
		76,957,193

Government National Mortgage Association – 3.1%
Pool TBA,
5/01/50(i)	12,264,000	13,053,674
6/01/50(i)	1,972,000	2,091,559
5/01/70(i)	200,000	206,656
Series 2013-107, Class AD, 2.69%, 11/16/47(c)	188,583	197,930
Series 2014-17, Class AM, 2.57%, 6/16/48(c)	74,292	77,394
Series 2014-H20, Class FA, (1M USD LIBOR + 0.43%, 0.43% Floor), 1.79%, 10/20/64(d)	277,522	275,733
Series 2019-123, Class A, 3.00%, 10/20/49	99,226	106,531
Series 2020-H04, Class FP, (1M USD LIBOR + 0.50%, 0.50% Floor), 1.86%, 6/20/69(d)	297,290	295,450
		16,304,927

Government National Mortgage Association I – 0.1%
Pool,
#AB2892, 3.00%, 9/15/42	251,920	269,253
#AB9108, 3.00%, 10/15/42	168,251	179,801
#784571, 3.50%, 6/15/48	153,623	164,567
		613,621

Government National Mortgage Association II – 3.4%
Pool,
#MA2677, 3.00%, 3/20/45	470,007	502,675
#MA2678, 3.50%, 3/20/45	31,367	33,760
#MA2753, 3.00%, 4/20/45	1,597,923	1,708,812
#MA2754, 3.50%, 4/20/45	22,236	23,930
#MA3173, 3.50%, 10/20/45	22,745	24,593
#MA3310, 3.50%, 12/20/45	111,932	120,490
#MA3376, 3.50%, 1/20/46	23,169	24,936

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Government National Mortgage Association II (Continued)
Pool,
#MA3663, 3.50%, 5/20/46	$904,971	$973,548
#MA3736, 3.50%, 6/20/46	1,194,947	1,283,593
#MA3937, 3.50%, 9/20/46	106,582	114,521
#MA4068, 3.00%, 11/20/46	62,556	66,671
#MA4384, 4.50%, 4/20/47	434,614	475,636
#MA4511, 4.00%, 6/20/47	672,678	729,024
#784577, 4.00%, 7/20/47	1,175,652	1,264,439
#MA4837, 3.50%, 11/20/47	821,512	877,537
#MA4838, 4.00%, 11/20/47	466,292	500,054
#MA4899, 3.00%, 12/20/47	158,601	168,983
#MA4901, 4.00%, 12/20/47	201,686	216,176
#MA5019, 3.50%, 2/20/48	272,247	290,851
#MA5020, 4.00%, 2/20/48	117,174	126,467
#MA5078, 4.00%, 3/20/48	622,192	665,513
#784674, 3.50%, 4/20/48	176,877	190,375
#MA5137, 4.00%, 4/20/48	111,029	118,485
#MA5265, 4.50%, 6/20/48	282,762	305,121
#MA5331, 4.50%, 7/20/48	149,783	160,420
#MA5467, 4.50%, 9/20/48	352,710	379,592
#MA5529, 10/20/48(i)	296,163	319,028
#MA5596, 4.50%, 11/20/48	1,255,309	1,342,857
#MA5711, 4.50%, 1/20/49	691,267	740,241
#MA5762, 3.50%, 2/20/49	185,962	197,423
#MA5764, 4.50%, 2/20/49	27,557	29,508
#MA5818, 4.50%, 3/20/49	103,659	111,106
#MA5877, 4.50%, 4/20/49	379,815	406,395
#BM7486, 3.50%, 7/20/49	491,875	523,793
#784825, 3.50%, 10/20/49	182,240	186,246

	Par	Value

Government National Mortgage Association II (Continued)
Pool,
#BM9743, 4.00%, 11/20/49	$397,231	$431,374
#MA6341, 4.50%,
12/20/49	237,882	254,375
#784905, 3.00%, 1/20/50	99,651	106,193
#MA6412, 4.50%, 1/20/50	124,481	133,155
#BM7534, 3.50%, 2/20/50	99,680	106,581
#BS1742, 4.00%, 2/20/50	99,724	108,534
#MA6477, 2/20/50(i)	424,772	455,797
#MA6544, 3/20/50(i)	243,809	261,733
#BS8420, 4.00%, 4/20/50	200,000	217,545
#MA6602, 4.50%, 4/20/50	334,000	359,695
		17,637,781

Uniform Mortgage-Backed Securities – 6.3%
Pool TBA,
5/01/35(i)	10,560,000	10,996,517
5/01/35(i)	17,632,029	18,781,967
5/01/50(i)	895,000	981,843
7/01/50(i)	1,729,000	1,872,893
		32,633,220

Total Mortgage-Backed Securities (Cost $178,211,320)		183,796,197
Municipal Bonds – 1.9%

Arizona – 0.2%
Arizona State IDA Revenue Bonds, Series 2019-2 Class A Certificates, 3.63%, 5/20/33	991,708	938,354

California – 0.4%
Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/01/50	120,000	200,171
Bay Area Toll Authority Toll Bridge Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/01/50	50,000	83,888
California State Health Facilities Financing Authority Taxable Revenue Bonds, Senior-No Place Like Home, 2.93%, 6/01/32	10,000	9,782
California State Taxable GO Unlimited Refunding Bonds, 4.60%, 4/01/38	215,000	241,183

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

California (Continued)
California State University Taxable Revenue Refunding Bonds, Series B, 2.97%, 11/01/51	$150,000	$148,875
California State Various Purpose Bid Group Taxable GO Unlimited Bonds, 2.65%, 4/01/26	255,000	267,446
California State Various Purpose Taxable GO Unlimited Bonds, Build America Bonds,
7.50%, 4/01/34	35,000	54,942
7.55%, 4/01/39	80,000	134,164
Los Angeles Community College District GO Unlimited Bonds, Build America Bonds, 6.60%, 8/01/42	45,000	74,306
Los Angeles Unified School District GO Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/01/34	115,000	163,648
Sacramento County Sanitation Districts Financing Authority Variable Revenue Refunding Bonds, Series B, Sacramento County Regional (NATL Insured), (3M USD LIBOR + 0.53%), 1.59%, 12/01/35(d)	140,000	132,483
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series F, 5.00%, 5/01/50	40,000	46,432
San Jose Redevelopment Agency Successor Agency Senior Tax Allocation Taxable Refunding Bonds, Series A-T, 3.18%, 8/01/26	30,000	31,706
University of California Revenue Bonds, Build America Bonds, 5.77%, 5/15/43	5,000	7,029
University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(m)	15,000	20,351

	Par	Value

California (Continued)
University of California Taxable General Revenue Bonds, Series AJ, 4.60%, 5/15/31	$35,000	$41,512
University of California Taxable General Revenue Bonds, Series BD, 3.35%, 7/01/29	95,000	105,861
		1,763,779

Colorado – 0.1%
Colorado State Building Excellent Schools Today COPS, Series N, 5.00%, 3/15/38	120,000	143,182
Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A-1, Commonspirit Health, 5.00%, 8/01/44	180,000	192,022
		335,204

Connecticut – 0.0%(f)
Connecticut State Taxable GO Unlimited Bonds, Series A, 5.85%, 3/15/32	70,000	88,773

Delaware – 0.0%(f)
Delaware State GO Unlimited Bonds, 5.00%, 2/01/24	150,000	171,738

District of Columbia – 0.1%
District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/01/34	350,000	456,806

Florida – 0.0%(f)
Broward County Airport System Taxable Revenue Refunding Bonds, Series C,
2.81%, 10/01/31	20,000	19,961
2.92%, 10/01/32	20,000	19,943
Miami-Dade County Aviation Taxable Revenue Refunding Bonds, Series E, 2.53%, 10/01/30	75,000	72,392
		112,296

Georgia – 0.0%(f)
Atlanta Water & Wastewater Revenue Refunding Bonds, 5.00%, 11/01/40	90,000	101,845

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Georgia (Continued)
Metropolitan Atlanta Rapid Transit Authority Sales TRB, Series A, 5.00%, 7/01/41	$40,000	$44,877
Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.65%, 4/01/57	14,000	19,001
Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/01/57	21,000	27,941
		193,664

Illinois – 0.0%(f)
Illinois State GO Unlimited Bonds, Taxable Pension, 5.10%, 6/01/33	200,000	180,156

Indiana – 0.1%
Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, 5.00%, 10/01/45	150,000	167,908
Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority Project Green Bonds, 5.00%, 10/01/46	50,000	56,871
		224,779

Maryland – 0.0%(f)
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Medstar Health, Inc., 5.00%, 8/15/27	20,000	22,274

Massachusetts – 0.0%(f)
Massachusetts State GO Limited Bonds, Build America Bonds Consolidated Loan, 5.45%, 12/01/39	5,000	6,719

	Par	Value

Massachusetts (Continued)
Massachusetts State GO Limited Bonds, Series H, Taxable Consolidated Loan of 2019, 2.90%, 9/01/49	$25,000	$25,367
Massachusetts State School Building Authority Subordinated Dedicated Sales Refunding TRB, Series B, 2.97%, 10/15/32	60,000	63,154
		95,240

Michigan – 0.0%(f)
Michigan State Finance Authority Revenue Refunding Bonds, Henry Ford Health System, 5.00%, 11/15/28	20,000	22,817

Mississippi – 0.0%(f)
Mississippi State Hospital Equipment & Facilities Authority Revenue Bonds, Baptist Memorial Health Corp., 5.00%, 9/01/46	90,000	91,251

Missouri – 0.0%(f)
Missouri State Health & Educational Facilities Authority Educational Facilities Taxable Revenue Refunding Bonds, The Washington University, 3.23%, 5/15/50	115,000	127,017

Nevada – 0.0%(f)
North Las Vegas GO Limited Refunding Bonds (BAM Insured), 5.00%, 6/01/28	140,000	173,415

New Jersey – 0.1%
New Jersey State Transportation Trust Fund Authority Taxable Revenue Bonds, Series C, Build America Bonds, 5.75%, 12/15/28	30,000	34,965
New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.42%, 1/01/40	100,000	157,044

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

New Jersey (Continued)
Rutgers State University Taxable Revenue Refunding Bonds, Series R,
2.89%, 5/01/32	$265,000	$270,502
3.27%, 5/01/43	40,000	40,803
		503,314

New York – 0.5%
Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.33%, 11/15/39	50,000	73,094
Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 5.87%, 11/15/39	25,000	27,736
Metropolitan Transportation Authority Revenue Bonds, Series C, Group 1, Green Bonds (AGM, CR Insured), 5.00%, 11/15/41	30,000	33,909
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.44%, 6/15/43	120,000	173,466
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Taxable Revenue Bonds, 5.88%, 6/15/44	15,000	22,934
New York City Municipal Water Finance Authority Water & Sewer System Taxable Revenue Bonds, Build America Bonds, 6.01%, 6/15/42	15,000	22,766
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,
3.75%, 11/01/25	55,000	58,867
3.90%, 8/01/31	25,000	27,690
New York City Transitional Finance Authority Taxable Future Tax Secured Revenue Bonds, 3.35%, 11/01/30	85,000	92,135

	Par	Value

New York (Continued)
New York City Transitional Finance Authority Taxable Subordinate Revenue Bonds, Series B2, 2.79%, 8/01/25	$225,000	$235,316
New York GO Unlimited Bonds, Subseries F-1, 5.00%, 4/01/43	40,000	46,024
New York State Dormitory Authority Non State Supported Debt Taxable Revenue Refunding Bonds, Series B, 3.14%, 7/01/43	390,000	382,531
New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.39%, 3/15/40	30,000	38,501
New York State Dormitory Authority State Personal Income Tax Taxable Revenue Refunding Bonds, Series F, 3.19%, 2/15/43	65,000	61,217
New York State Taxable GO Unlimited Refunding Bonds, Series B, 2.80%, 2/15/32	70,000	72,461
New York State Transportation Development Corp., Special Facility Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment,
5.00%, 7/01/46	90,000	91,180
5.25%, 1/01/50	90,000	91,947
New York State Urban Development Corp., Taxable Sales Revenue Refunding Bonds, Series B, 2.35%, 3/15/27	80,000	80,727
New York Taxable GO Unlimited Bonds, Series A, Fiscal 2020,
2.85%, 8/01/31	30,000	30,097
2.90%, 8/01/32	125,000	125,332
New York Taxable GO Unlimited Bonds, Subseries D-2, Fiscal 2019,
3.53%, 12/01/25	45,000	49,196
3.76%, 12/01/27	15,000	16,514

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

New York (Continued)
Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/01/40	$70,000	$92,214
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/01/51	330,000	420,806
Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series 181, 4.96%, 8/01/46	30,000	39,554

		2,406,214

Ohio – 0.1%
American Municipal Power-Ohio, Inc., Revenue Bonds, Subseries B, Build America Bonds, 6.45%, 2/15/44	35,000	49,111
American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Combined Hydroelectric Projects,
7.83%, 2/15/41	65,000	96,843
8.08%, 2/15/50	40,000	67,474
JobsOhio Beverage System Statewide Liquor Profits Taxable Revenue Bonds, Series B, 3.99%, 1/01/29	55,000	60,946
JobsOhio Beverage System Statewide Liquor Profits Taxable Revenue Refunding Bonds, Series A, 2.83%, 1/01/38	20,000	20,061

		294,435

Oregon – 0.1%
Oregon State School Boards Association Short-Term Borrowing Program Certificates Taxable Pension GO Limited Bonds, Series B (NATL Insured),
5.55%, 6/30/28	100,000	116,796
5.68%, 6/30/28	140,000	166,197

		282,993

	Par	Value

Pennsylvania – 0.0%(f)
Commonwealth Financing Authority Taxable Revenue Bonds, Series A, 3.81%, 6/01/41	$155,000	$169,964

South Carolina – 0.0%(f)
South Carolina State Public Services Authority Taxable Obligations Revenue Bonds, Series D, 2.39%, 12/01/23	35,000	35,637
South Carolina State Public Services Authority Taxable Obligations Revenue Bonds, Series E, 3.72%, 12/01/23	53,000	55,985
South Carolina State Public Services Authority Taxable Obligations Revenue Bonds, Series E, Build America Bonds, 6.45%, 1/01/50	35,000	53,916

		145,538

Texas – 0.1%
Dallas-Fort Worth International Airport Taxable Revenue Refunding Bonds, Series A, 3.14%, 11/01/45	35,000	32,891
San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.72%, 2/01/41	45,000	61,107
San Antonio Electric & Gas Revenue Bonds, Junior Lien, Build America Bonds, 5.81%, 2/01/41	40,000	56,862
Texas State Taxable GO Unlimited Bonds, Build America Bonds, 5.52%, 4/01/39	150,000	218,850

		369,710

Virginia – 0.0%(f)
Virginia Small Business Financing Authority Private Activity Revenue Bonds (AMT), Transform 66 P3 Project, 5.00%, 12/31/52	90,000	90,370

Washington – 0.1%
Seattle Municipal Light & Power Improvement Revenue Bonds, 5.00%, 4/01/44	275,000	332,189

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Washington (Continued)
Seattle Municipal Light & Power Improvement Revenue Bonds,
5.00%, 4/01/45	$150,000	$178,735
5.00%, 4/01/48	70,000	83,166

		594,090

Total Municipal Bonds (Cost $9,811,191)		9,854,191
U.S. Government Obligations – 9.2%

U.S. Treasury Bonds – 0.4%
4.25%, 5/15/39(n)	5,000	7,836
4.50%, 8/15/39(n)	5,000	8,076
4.37%, 11/15/39	5,000	7,970
3.12%, 2/15/43	22,000	30,319
2.88%, 5/15/43(n)	22,000	29,226
3.62%, 8/15/43(n)	22,000	32,685
3.75%, 11/15/43	22,000	33,342
2.88%, 11/15/46(n)	23,000	31,346
3.00%, 2/15/48(n)	23,000	32,288
2.25%, 8/15/49(n)	828,000	1,024,262
2.38%, 11/15/49	570,000	724,145

		1,961,495

U.S. Treasury Inflation-Indexed Bonds – 7.9%
0.50%, 4/15/24	18,273,000	19,222,452
0.13%, 10/15/24	7,173,200	7,398,734
0.25%, 1/15/25	2,726,200	3,054,276
0.13%, 4/15/25	1,199,900	1,232,275
1.37%, 2/15/44	940,000	1,417,489
0.75%, 2/15/45	310,000	414,877
1.00%, 2/15/46	500,000	708,286
1.00%, 2/15/48	580,000	802,234
1.00%, 2/15/49	3,620,000	4,973,935
0.25%, 2/15/50	1,440,000	1,633,375

		40,857,933

U.S. Treasury Notes – 0.9%
1.13%, 7/31/21	92,000	93,107
1.75%, 7/31/21(n)	46,000	46,909
1.50%, 1/31/22	81,000	82,832
1.75%, 4/30/22(n)	79,000	81,444
1.50%, 9/15/22	75,000	77,285
1.38%, 10/15/22	84,000	86,362
2.12%, 12/31/22(n)	50,000	52,512
2.75%, 5/31/23	50,000	53,822
2.13%, 7/31/24(n)	50,000	53,787
1.50%, 9/30/24	384,000	403,650
1.75%, 12/31/24(n)	887,000	944,794
2.00%, 2/15/25	60,000	64,685
2.12%, 5/15/25	45,000	48,927
1.50%, 8/15/26(n)	63,000	66,982

	Par	Value

U.S. Treasury Notes (Continued)
0.50%, 4/30/27	$2,230,000	$2,227,735
2.25%, 8/15/27(n)	50,000	56,191
2.87%, 8/15/28(n)	19,000	22,545
3.12%, 11/15/28(n)	19,000	23,029
1.63%, 8/15/29(n)	334,000	364,934

		4,851,532

Total U.S. Government Obligations (Cost $45,279,608)		47,670,960

	Number of Shares	Value
Investment Companies – 8.2%
BlackRock Allocation Target Shares - BATS, Series A	1,743,169	16,211,477
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,400	2,764,238
Schwab U.S. TIPS ETF	400,044	23,630,599

Total Investment Companies (Cost $42,572,688)		42,606,314

	Par	Value
Short-Term Investments – 9.0%

Borrowed Bond Agreements – 0.4%
BofA Securities, Inc., 0.00%, Open (Purchased on 4/30/20 to be repurchased at $154,811, collateralized by U.S. Treasury Notes, 1.75%, due 11/15/29, par and fair value of $139,000 and $154,457, respectively)(o)	154,811	154,811
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $40,898, collateralized by U.S. Treasury Notes, 2.00%, due 5/31/24, par and fair value of $38,000 and $40,736, respectively)(o)	40,898	40,898

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Borrowed Bond Agreements (Continued)
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $83,148, collateralized by U.S. Treasury Notes, 1.50%, due 10/31/24, par and fair value of $79,000 and $83,013, respectively)(o)	$83,147	$83,147
BofA Securities, Inc., 0.00%, Open (Purchased on 4/30/20 to be repurchased at $44,123, collateralized by U.S. Treasury Bonds, 2.00%, due 2/15/50, par and fair value of $37,000 and $44,060, respectively)(o)	44,123	44,123
BofA Securities, Inc., 0.00%, Open (Purchased on 4/30/20 to be repurchased at $441,525, collateralized by U.S. Treasury Notes, 1.50%, due 2/15/30, par and fair value of $406,000 and $439,454, respectively)(o)	441,525	441,525
BofA Securities, Inc., 0.00%, Open (Purchased on 4/30/20 to be repurchased at $499,344, collateralized by U.S. Treasury Notes, 1.38%, due 1/31/25, par and fair value of $475,000 and $498,940, respectively)(o)	499,344	499,344
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $101,123, collateralized by U.S. Treasury Notes, 1.25%, due 8/31/24, par and fair value of $97,000 and $100,958, respectively)(o)	101,123	101,123
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $139,695, collateralized by U.S. Treasury Notes, 1.63%, due 12/15/22, par and fair value of $134,000 and $139,467, respectively)(o)	139,695	139,695

	Par	Value

Borrowed Bond Agreements (Continued)
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $249,100, collateralized by U.S. Treasury Notes, 1.50%, due 11/30/24, par and fair value of $235,000 and $249,100, respectively)(o)	$249,100	$249,100
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $258,125, collateralized by U.S. Treasury Notes, 1.50%, due 8/15/22, par and fair value of $250,000 and $257,700, respectively)(o)	258,125	258,125
BofA Securities, Inc., 0.02%, Open (Purchased on 4/30/20 to be repurchased at $290,858, collateralized by U.S. Treasury Notes, 1.63%, due 11/15/22, par and fair value of $279,000 and $290,383, respectively)(o)	290,857	290,857

		2,302,748

Corporate Bonds – 0.2%
CNH Industrial Capital LLC, 4.37%, 11/06/20	200,000	200,555
Commonwealth Edison Co., 4.00%, 8/01/20	20,000	20,030
Express Scripts Holding Co., 2.60%, 11/30/20	45,000	45,249
General Motors Financial Co., Inc., 2.45%, 11/06/20	235,000	232,558
Georgia-Pacific LLC, 5.40%, 11/01/20(b)	26,000	26,548
IBM Credit LLC, 3.45%, 11/30/20	100,000	101,595
Intercontinental Exchange, Inc., 2.75%, 12/01/20	2,000	2,015
JPMorgan Chase & Co., 4.25%, 10/15/20	20,000	20,289
Marsh & McLennan Cos., Inc., 3.50%, 12/29/20	53,000	53,757

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Corporate Bonds (Continued)
Southern (The) Co., 2.75%, 6/15/20	$90,000	$90,067
Travelers (The) Cos., Inc., 3.90%, 11/01/20	28,000	28,439

		821,102

Foreign Issuer Bonds – 0.2%
Bank of Montreal, 3.10%, 7/13/20	2,000	2,009
Daimler Finance North America LLC, 2.20%, 5/05/20(b)	150,000	150,003
Santander UK Group Holdings PLC, 2.88%, 10/16/20	134,000	134,775
Svenska Handelsbanken AB, 1.95%, 9/08/20	500,000	501,599

		788,386

Money Market Fund – 8.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(p)	41,448,801	41,448,801

U.S. Government Agencies – 0.2%
Federal Home Loan Banks, (SOFR + 0.12%), 0.16%, 10/07/20(d)	550,000	549,951
Federal Home Loan Mortgage Corporation, (SOFR + 0.04%), 0.08%, 9/10/20(d)	340,000	339,926

		889,877

U.S. Treasury Notes – 0.0%(f)
U.S. Treasury Notes,
2.00%, 7/31/20	81,000	81,384
2.50%, 12/31/20	61,000	61,963

		143,347

Total Short-Term Investments (Cost $46,392,203)		46,394,261

	Number of Contracts	Notional Amount	Value
Purchased Options – 0.0%(f)

Call Interest Rate Caps – 0.0%(f)
10Y - 2Y CMS Index Cap, Exercise Rate 0.50%, Expires 5/06/20*	1	28,796,000	—

Call Options – 0.0%(f)
Brazilian Real vs. U.S. Dollar, Strike Price $5.60, Expires 6/25/20	1	243,000	6,205

	Number of Contracts	Notional Amount	Value

Call Options (Continued)
Brazilian Real vs. U.S. Dollar, Strike Price $5.70, Expires 5/27/20	1	$98,000	$1,122
Canadian Dollar vs. U.S. Dollar, Strike Price $1.41, Expires 5/08/20	1	94,000	93
Mexican Peso vs. U.S. Dollar, Strike Price $25.50, Expires 5/21/20	1	48,000	300
South African Rand vs. U.S. Dollar, Strike Price $15.80, Expires 6/04/20	1	207,000	31,197
South African Rand vs. U.S. Dollar, Strike Price $19.20, Expires 5/05/20	1	94,000	138
Turkish Lira vs. U.S. Dollar, Strike Price $7.00, Expires 6/12/20	1	83,000	2,535

			41,590

Call Swaptions – 0.0%(f)
Markit CDX North America Investment Grade Index Series 33 (Pay Quarterly): Credit Default Swap Maturing 12/20/2024, Strike Price $65.00, Expires 5/20/20	1	2,800,000	230

Put Options – 0.0%(f)
10-Year U.S. Treasury Note, Strike Price $137.00, Expires 5/22/20	26	3,617,656	2,031
10-Year U.S. Treasury Note, Strike Price $138.75, Expires 5/22/20	5	695,703	2,109
10-Year U.S. Treasury Note, Strike Price $139.00, Expires 5/22/20	13	1,808,828	6,906
Japanese Yen vs. U.S. Dollar, Strike Price $104.00, Expires 5/01/20*	1	125,000	—
Japanese Yen vs. U.S. Dollar, Strike Price $108.00, Expires 5/27/20	1	172,000	1,930
Mexican Peso vs. U.S. Dollar, Strike Price $24.00, Expires 6/26/20	1	98,000	2,279
Mexican Peso vs. U.S. Dollar, Strike Price $24.40, Expires 6/25/20	1	97,000	3,151
Russian Ruble vs. U.S. Dollar, Strike Price $75.00, Expires 5/22/20	1	97,000	2,118
Russian Ruble vs. U.S. Dollar, Strike Price $78.00, Expires 5/22/20	1	61,000	3,275

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Number of Contracts	Notional Amount	Value

Put Options (Continued)
Russian Ruble vs. U.S. Dollar, Strike Price $78.00, Expires 7/02/20	1	$ 469,000	$27,159
South African Rand vs. U.S. Dollar, Strike Price $17.50, Expires 5/22/20	1	42,000	72
South African Rand vs. U.S. Dollar, Strike Price $18.00, Expires 5/14/20	2	194,600	762
U.S. Dollar vs. Australian Dollar, Strike Price $0.60, Expires 5/05/20	1	117,000	1

			51,793

Put Swaptions – 0.0%(f)
Pay 1.88% (Semi-Annually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 08/03/2050, Strike Price $1.88, Expires 7/30/20	2	920,000	875
Pay 1.91% (Semi-Annually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 08/21/2050, Strike Price $1.91, Expires 8/19/20	1	1,040,000	1,423
Pay 1.92% (Semi-Annually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 08/03/2050, Strike Price $1.92, Expires 7/30/20	1	740,000	610

			2,908

Total Purchased Options (Premiums Received $164,592)			96,521

Total Long Positions –111.9% (Cost $570,810,196)			581,158,850

	Par	Value

Short Positions – (1.7)%

Mortgage-Backed Securities – (1.3)%
Pool TBA(i)	$(6,210,000)	$(6,563,094)

Total Mortgage-Backed Securities (Proceeds $6,562,732)		(6,563,094)

U.S. Government Obligations – (0.4)%

U.S. Treasury Bonds – (0.0)%(f)
2.00%, 2/15/50(n)	(90,000)	(106,161)

U.S. Treasury Notes – (0.4)%
1.50%, 8/15/22(n)	(250,000)	(257,354)
1.62%, 11/15/22(n)	(279,000)	(288,830)
1.63%, 12/15/22(n)	(134,000)	(138,894)
2.00%, 5/31/24(n)	(38,000)	(40,598)
1.25%, 8/31/24(n)	(97,000)	(100,857)
1.50%, 10/31/24(n)	(79,000)	(83,095)
1.50%, 11/30/24(n)	(235,000)	(247,512)
1.38%, 1/31/25(n)	(475,000)	(497,971)
1.75%, 11/15/29(n)	(139,000)	(153,698)
1.50%, 2/15/30(n)	(406,000)	(439,717)

		(2,248,526)

Total U.S. Government Obligations (Proceeds $2,256,692)		(2,354,687)

Total Short Positions – (1.7)% (Proceeds $8,819,424)		(8,917,781)

Total Written Options – (0.1)% (Premiums Received $349,511)		(141,673)

Liabilities less Other Assets – (10.1)%(q)		(52,637,518)

NET ASSETS – 100.0%		$519,461,878

Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2020 is disclosed.

(d)	Variable rate security. Rate as of April 30, 2020 is disclosed.
(e)	Step coupon bond. Rate as of April 30, 2020 is disclosed.
(f)	Amount rounds to less than 0.05%.
(g)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2020 is disclosed.
(h)	Perpetual bond. Maturity date represents next call date.
(i)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2020.
(j)	Zero coupon bond.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

(k)	Issuer has defaulted on terms of debt obligation.
(l)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(m)	Century bond maturing in 2112.
(n)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(o)	The amount to be repurchased assumes the maturity will be the day after the period end.
(p)	7-day current yield as of April 30, 2020 is disclosed.
(q)	Includes appreciation/ (depreciation) on forward foreign currency exchange, futures and swap contracts.
*	Amount rounds to less than one dollar.

Abbreviations:
1M	1 Month
2Y	2 Year
3M	3 Month
5Y	5 Year
10Y	10 Year
12MTA	12 Month Treasury Average
AGM	Assured Guarantee Municipal Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BATS	Better Alternative Trading System
CLO	Collateralized Loan Obligation
CMS	Constant Maturity Swap
COPS	Certificates of Participation
CR	Custody Receipt
CWA	Clean Water Act
EGP	Egyptian Pound
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GO	Government Obligation
IDA	Industrial Development Authority
IDR	Indonesian Rupiah
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MXN	Mexican Peso
NATL	National Public Finance Guarantee Corporation
PLC	Public Limited Company
RUB	Russian Ruble
SOFR	United States Secured Overnight Financing Rate
TBA	To be announced
TIPS	Treasury Inflation Protected Securities
TRB	Tax Revenue Bonds
USD	United States Dollar

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Futures Contracts outstanding at April 30, 2020:

Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP	5	6/08/2020	EUR	759,424	$1,720
90-Day Eurodollar	327	6/15/2020	USD	81,467,963	71,838
10-Year U.S. Treasury Note	20	6/19/2020	USD	2,781,250	(1,786)
U.S. Treasury Long Bond	22	6/19/2020	USD	3,982,688	17,875
Ultra U.S. Treasury Bond	90	6/19/2020	USD	20,230,313	489,142
2-Year U.S. Treasury Note	75	6/30/2020	USD	16,532,227	1,217
5-Year U.S. Treasury Note	220	6/30/2020	USD	27,606,563	66,221

Total Long Contracts					$646,227

Short Contracts
30-Year Euro Buxl	(4)	6/08/2020	EUR	960,841	$(11,548)
Euro Bund	(4)	6/08/2020	EUR	764,597	(1,972)
10-Year U.S. Treasury Note	(6)	6/19/2020	USD	834,375	1,219
U.S. Treasury Long Bond	(85)	6/19/2020	USD	15,387,656	(47,827)
Ultra 10-Year U.S. Treasury Note	(5)	6/19/2020	USD	785,157	(23,938)
5-Year U.S. Treasury Note	(122)	6/30/2020	USD	15,309,094	(10,609)
90-Day Eurodollar	(183)	3/15/2021	USD	45,633,338	(40,775)
90-Day Eurodollar	(126)	6/14/2021	USD	31,419,675	(335,615)
90-Day Eurodollar	(171)	12/13/2021	USD	42,632,438	(241,241)

Total Short Contracts					$(712,306)

					$(66,079)

Forward Foreign Currency Contracts outstanding at April 30, 2020:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/17/20	British Pounds	2,079,130	Euro	2,282,000	Morgan Stanley	$115,987
06/17/20	U.S. Dollars	807,706	Russian Rubles	54,645,317	Citibank	79,353
06/17/20	Australian Dollars	1,034,701	Canadian Dollars	880,478	Citibank	41,747
06/17/20	Indonesian Rupiahs	6,144,924,576	U.S. Dollars	363,154	BNP	38,429
06/17/20	Australian Dollars	885,000	Canadian Dollars	752,931	JPMorgan Chase	35,821
06/17/20	U.S. Dollars	448,284	Indonesian Rupiahs	6,466,725,258	JPMorgan Chase	25,671
07/15/20	U.S. Dollars	442,547	Indonesian Rupiahs	6,466,725,258	JPMorgan Chase	23,135
05/06/20	Russian Rubles	22,671,168	U.S. Dollars	293,000	Citibank	11,955
05/06/20	U.S. Dollars	115,000	Russian Rubles	7,661,300	Deutsche Bank	11,946
05/05/20	U.S. Dollars	751,267	Euro	680,000	UBS	6,016
06/17/20	Indonesian Rupiahs	1,115,236,000	U.S. Dollars	67,857	HSBC	5,026
05/04/20	Australian Dollars	76,000	U.S. Dollars	46,588	Deutsche Bank	2,938
05/05/20	Euro	261,000	U.S. Dollars	283,114	Morgan Stanley	2,931

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

05/27/20	Mexican Pesos	3,612,313	U.S. Dollars	146,500	UBS	$2,688
05/11/20	Australian Dollars	57,000	U.S. Dollars	35,229	UBS	1,916
05/06/20	U.S. Dollars	176,000	Turkish Lira	1,218,642	Citibank	1,855
05/18/20	South African Rand	1,274,474	U.S. Dollars	67,000	Bank of America	1,620
05/29/20	U.S. Dollars	74,000	South African Rand	1,346,257	Deutsche Bank	1,604
05/06/20	Russian Rubles	5,693,250	U.S. Dollars	75,000	JPMorgan Chase	1,581
05/05/20	Brazilian Reals	339,740	U.S. Dollars	61,000	Citibank	1,448
06/17/20	Russian Rubles	6,321,860	U.S. Dollars	83,094	Barclays	1,168
05/26/20	Norwegian Kroner	256,978	U.S. Dollars	24,000	Deutsche Bank	1,087
06/17/20	Russian Rubles	4,695,000	U.S. Dollars	61,674	HSBC	904
05/29/20	U.S. Dollars	88,000	South African Rand	1,619,673	Standard Chartered Bank	901
06/02/20	Brazilian Reals	206,675	U.S. Dollars	37,000	Deutsche Bank	898
06/17/20	Russian Rubles	3,160,000	U.S. Dollars	41,405	Bank of America	714
05/13/20	U.S. Dollars	35,000	Colombian Pesos	135,975,000	Citibank	699
05/07/20	Chilean Pesos	49,825,500	U.S. Dollars	59,000	Citibank	688
05/06/20	U.S. Dollars	479,000	Russian Rubles	35,560,960	JPMorgan Chase	662
05/18/20	U.S. Dollars	72,000	South African Rand	1,325,808	Bank of America	616
05/07/20	U.S. Dollars	94,000	Japanese Yen	10,020,588	Citibank	616
05/29/20	Norwegian Kroner	385,045	U.S. Dollars	37,000	Deutsche Bank	589
05/07/20	Norwegian Kroner	208,262	U.S. Dollars	19,848	Deutsche Bank	481
06/17/20	U.S. Dollars	50,392	Mexican Pesos	1,213,000	HSBC	457
05/07/20	Japanese Yen	10,134,054	U.S. Dollars	94,000	Deutsche Bank	442
06/17/20	Russian Rubles	1,689,165	U.S. Dollars	22,073	Goldman Sachs	441
05/07/20	Euro	49,000	Japanese Yen	5,716,420	JPMorgan Chase	431
05/04/20	Euro	86,000	U.S. Dollars	93,906	JPMorgan Chase	344
05/05/20	Brazilian Reals	72,516	U.S. Dollars	13,000	JPMorgan Chase	329
05/04/20	U.S. Dollars	204,171	Euro	186,000	Bank of America	326
05/27/20	Mexican Pesos	1,181,143	U.S. Dollars	48,500	Bank of America	281
06/04/20	U.S. Dollars	60,856	Australian Dollars	93,000	BNP	245
05/29/20	Australian Dollars	38,000	U.S. Dollars	24,548	Standard Chartered Bank	217
06/16/20	Colombian Pesos	92,036,000	U.S. Dollars	22,969	Barclays	179
06/17/20	U.S. Dollars	50,214	Russian Rubles	3,759,537	JPMorgan Chase	104
06/17/20	U.S. Dollars	13,325	Russian Rubles	992,689	Barclays	94
05/07/20	Norwegian Kroner	33,074	U.S. Dollars	3,152	UBS	77
07/16/20	U.S. Dollars	23,142	Colombian Pesos	92,036,000	BNP	47
05/29/20	Australian Dollars	38,000	U.S. Dollars	24,719	JPMorgan Chase	46
05/06/20	Russian Rubles	2,196,275	U.S. Dollars	29,500	Deutsche Bank	43

Total Unrealized Appreciation						$427,793

05/27/20	Mexican Pesos	883,231	U.S. Dollars	36,500	Bank of America	$(23)
05/07/20	Japanese Yen	5,757,801	Euro	49,000	Deutsche Bank	(46)
05/18/20	South African Rand	91,743	U.S. Dollars	5,000	Goldman Sachs	(60)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/03/20	U.S. Dollars	6,516	Euro	6,000	Bank of America	$(63)
05/15/20	Norwegian Kroner	234,362	U.S. Dollars	23,000	Morgan Stanley	(123)
05/15/20	Canadian Dollars	49,908	U.S. Dollars	36,000	Deutsche Bank	(145)
05/15/20	U.S. Dollars	23,000	Norwegian Kroner	237,341	Morgan Stanley	(168)
05/04/20	Euro	34,000	U.S. Dollars	37,458	JPMorgan Chase	(196)
05/29/20	U.S. Dollars	176,000	Turkish Lira	1,239,216	JPMorgan Chase	(272)
05/27/20	U.S. Dollars	20,000	Mexican Pesos	492,210	Bank of America	(328)
05/26/20	U.S. Dollars	72,000	Russian Rubles	5,410,800	Citibank	(372)
05/06/20	Turkish Lira	1,228,480	U.S. Dollars	176,000	JPMorgan Chase	(449)
05/13/20	Colombian Pesos	136,710,000	U.S. Dollars	35,000	Citibank	(514)
05/04/20	Euro	66,000	U.S. Dollars	72,876	UBS	(544)
05/07/20	U.S. Dollars	23,000	Norwegian Kroner	241,477	UBS	(571)
05/29/20	U.S. Dollars	37,000	Norwegian Kroner	385,026	Deutsche Bank	(587)
06/02/20	Brazilian Reals	329,431	U.S. Dollars	61,000	Citibank	(592)
05/29/20	U.S. Dollars	74,000	South African Rand	1,387,437	UBS	(611)
05/07/20	U.S. Dollars	31,000	South African Rand	586,437	Bank of America	(614)
05/26/20	U.S. Dollars	36,000	Colombian Pesos	145,908,000	JPMorgan Chase	(758)
05/26/20	U.S. Dollars	24,000	Norwegian Kroner	254,157	Deutsche Bank	(811)
05/07/20	South African Rand	1,615,840	U.S. Dollars	88,000	Standard Chartered Bank	(893)
07/24/20	Kazakhstan Tenge	3,737,085	U.S. Dollars	9,570	Citibank	(1,077)
07/24/20	Kazakhstan Tenge	3,892,500	U.S. Dollars	10,000	Goldman Sachs	(1,154)
06/17/20	U.S. Dollars	55,409	Mexican Pesos	1,378,000	Deutsche Bank	(1,318)
06/02/20	U.S. Dollars	35,500	Brazilian Reals	200,797	BNP	(1,320)
06/17/20	Russian Rubles	6,435,000	U.S. Dollars	87,099	HSBC	(1,329)
06/17/20	U.S. Dollars	84,908	Mexican Pesos	2,096,000	Bank of America	(1,377)
05/05/20	Brazilian Reals	187,920	U.S. Dollars	36,000	Citibank	(1,458)
05/11/20	U.S. Dollars	35,507	Australian Dollars	57,000	Morgan Stanley	(1,639)
05/06/20	Russian Rubles	11,319,350	U.S. Dollars	154,000	Deutsche Bank	(1,741)
06/02/20	U.S. Dollars	48,500	Brazilian Reals	274,308	JPMorgan Chase	(1,800)
06/17/20	Russian Rubles	7,830,000	U.S. Dollars	106,197	Barclays	(1,833)
05/07/20	South African Rand	1,598,036	U.S. Dollars	88,000	BNP	(1,852)
05/26/20	Russian Rubles	35,668,639	U.S. Dollars	479,000	JPMorgan Chase	(1,913)
05/27/20	U.S. Dollars	48,500	Mexican Pesos	1,221,269	UBS	(1,938)
05/07/20	U.S. Dollars	59,000	Chilean Pesos	51,005,500	Deutsche Bank	(2,102)
06/17/20	U.S. Dollars	145,557	Russian Rubles	11,079,862	HSBC	(2,123)
05/27/20	U.S. Dollars	64,500	Mexican Pesos	1,621,974	Deutsche Bank	(2,487)
05/05/20	U.S. Dollars	110,000	Brazilian Reals	613,064	Citibank	(2,689)
05/06/20	U.S. Dollars	102,000	Russian Rubles	7,813,710	BNP	(3,104)
05/04/20	U.S. Dollars	46,402	Australian Dollars	76,000	Deutsche Bank	(3,124)
05/29/20	U.S. Dollars	235,642	South African Rand	4,448,803	JPMorgan Chase	(3,597)
05/07/20	U.S. Dollars	145,000	South African Rand	2,762,033	Citibank	(3,897)
06/03/20	U.S. Dollars	645,780	Euro	596,000	Morgan Stanley	(7,793)
05/06/20	Russian Rubles	9,845,775	U.S. Dollars	144,500	Citibank	(12,062)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/17/20	Euro	2,282,000	British Pounds	2,021,660	Morgan Stanley	$ (43,588)
06/17/20	Canadian Dollars	1,671,710	Australian Dollars	1,919,701	Morgan Stanley	(50,049)

Total Unrealized Depreciation						$(167,104)

Net Unrealized Appreciation						$ 260,689

Written Call Option Contracts outstanding at April 30, 2020:

Exchange Traded

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value

10-Year U.S. Treasury Note	UBS	2	USD	278,281	138.50	5/22/2020	$(1,781)
10-Year U.S. Treasury Note	UBS	4	USD	556,563	139.25	5/22/2020	(1,938)
10-Year U.S. Treasury Note	UBS	6	USD	834,844	139.50	5/22/2020	(2,250)
10-Year U.S. Treasury Note	UBS	7	USD	973,984	139.00	5/22/2020	(4,156)
10-Year U.S. Treasury Note	UBS	5	USD	695,703	139.00	6/26/2020	(4,062)
U.S. Treasury Long Bond	UBS	2	USD	363,125	181.00	5/22/2020	(3,563)
U.S. Treasury Long Bond	UBS	4	USD	726,250	182.00	5/22/2020	(5,375)
U.S. Treasury Long Bond	UBS	4	USD	726,250	182.50	5/22/2020	(4,688)

Total Written Call Options Contracts (Premiums Received $34,394)							$(27,813)

Written Put Option Contracts outstanding at April 30, 2020:

Exchange Traded

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value

10-Year U.S. Treasury Note	UBS	2	USD	278,281	138.50	5/1/2020	$(31)
10-Year U.S. Treasury Note	UBS	9	USD	1,252,266	137.50	5/22/2020	(1,125)
10-Year U.S. Treasury Note	UBS	10	USD	1,391,406	138.50	5/22/2020	(3,281)
10-Year U.S. Treasury Note	UBS	11	USD	1,530,547	138.00	5/22/2020	(2,234)
10-Year U.S. Treasury Note	Merrill Lynch	78	USD	10,852,969	135.00	5/22/2020	(2,438)
5-Year U.S. Treasury Note	UBS	2	USD	250,969	124.75	5/22/2020	(125)
5-Year U.S. Treasury Note	UBS	8	USD	1,003,875	125.25	5/22/2020	(1,313)
5-Year U.S. Treasury Note	UBS	17	USD	2,133,234	125.00	5/22/2020	(1,727)
5-Year U.S. Treasury Note	UBS	48	USD	6,023,250	124.50	5/22/2020	(2,250)
5-Year U.S. Treasury Note	UBS	81	USD	10,164,234	124.00	5/22/2020	(1,898)
U.S. Treasury Long Bond	UBS	1	USD	181,563	181.00	5/1/2020	(438)
U.S. Treasury Long Bond	UBS	1	USD	181,563	175.00	5/22/2020	(234)
U.S. Treasury Long Bond	UBS	1	USD	181,563	177.00	5/22/2020	(469)
U.S. Treasury Long Bond	UBS	3	USD	544,688	179.00	5/22/2020	(2,859)
U.S. Treasury Long Bond	UBS	12	USD	2,178,750	180.00	5/22/2020	(15,750)
U.S. Treasury Long Bond	UBS	14	USD	2,541,875	178.00	5/22/2020	(9,406)

Total Written Put Options Contracts (Premiums Received $151,681)							$(45,578)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Written Call Option Contracts outstanding at April 30, 2020:

Over the Counter

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price	Expiration Date	Value

Brazilian Real vs. U.S. Dollar	Deutsche Bank	1	USD	146,000	6.00	5/27/2020	$(661)
Brazilian Real vs. U.S. Dollar	Deutsche Bank	1	USD	243,000	6.00	6/25/2020	(2,655)
Canadian Dollar vs. U.S. Dollar	Deutsche Bank	1	USD	94,000	1.45	5/8/2020	(9)
Mexican Peso vs. U.S. Dollar	Deutsche Bank	1	USD	48,000	25.50	5/21/2020	(300)
Mexican Peso vs. U.S. Dollar	Bank of America	1	USD	36,000	25.50	5/22/2020	(239)
South African Rand vs. U.S. Dollar	Morgan Stanley	2	USD	97,200	19.00	5/14/2020	(796)
South African Rand vs. U.S. Dollar	Deutsche Bank	1	USD	304,000	17.00	6/4/2020	(26,521)
U.S. Dollar vs. Australian Dollar	Deutsche Bank	1	AUD	98,000	0.62	5/5/2020	(3,115)

Total Written OTC Call Options Contracts (Premiums Received $10,801)							$(34,296)

Written Put Option Contracts outstanding at April 30, 2020:

Over the Counter

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price	Expiration Date	Value

Brazilian Real vs. U.S. Dollar	Deutsche Bank	1	USD	122,000	5.40	6/25/2020	$(3,476)
Canadian Dollar vs. U.S. Dollar	Deutsche Bank	1	USD	47,000	1.38	5/8/2020	(63)
Japanese Yen vs. U.S. Dollar	Citibank	1	USD	125,000	104.00	5/1/2020	—
Japanese Yen vs. U.S. Dollar	Morgan Stanley	1	USD	229,000	103.00	5/27/2020	(164)
Mexican Peso vs. U.S. Dollar	Bank of America	1	USD	146,000	23.50	6/25/2020	(2,022)
Mexican Peso vs. U.S. Dollar	Deutsche Bank	1	USD	122,000	23.00	6/26/2020	(961)
Russian Ruble vs. U.S. Dollar	Deutsche Bank	1	USD	82,000	75.00	4/30/2020	(2,142)
Russian Ruble vs. U.S. Dollar	Deutsche Bank	1	USD	92,000	75.00	5/22/2020	(2,009)
Russian Ruble vs. U.S. Dollar	JPMorgan Chase	1	USD	134,000	72.00	5/22/2020	(606)
Russian Ruble vs. U.S. Dollar	Citibank	1	USD	469,000	75.00	7/2/2020	(13,781)
South African Rand vs. U.S. Dollar	Deutsche Bank	1	USD	62,000	16.50	5/22/2020	(4)
Turkish Lira vs. U.S. Dollar	Citibank	1	USD	83,000	6.65	6/12/2020	(351)
U.S. Dollar vs. Australian Dollar	Deutsche Bank	1	AUD	176,000	0.57	5/5/2020	—

Total Written OTC Put Options Contracts (Premiums Received $20,735)							$(25,579)

Written Put Interest Rate Swaption Contracts outstanding at April 30, 2020:

Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate		Notional Amount	Value

Interest Rate Swap Maturing 06/09/2022	0.62% Semi-Annually	3M USD LIBOR Quarterly	Morgan Stanley	6/5/2020	0.62%	USD	5,430,000	$(3)
Interest Rate Swap Maturing 06/09/2025	0.73% Semi-Annually	3M USD LIBOR Quarterly	Morgan Stanley	6/5/2020	0.73	USD	5,430,000	(299)
Interest Rate Swap Maturing 08/03/2025	1.60% Semi-Annually	3M USD LIBOR Quarterly	Morgan Stanley	7/30/2020	1.60	USD	3,710,000	(11)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate		Notional Amount	Value

Interest Rate Swap Maturing 08/03/2025	1.55% Semi-Annually	3M USD LIBOR Quarterly	Morgan Stanley	7/30/2020	1.55%	USD	5,080,000	$(19)
Interest Rate Swap Maturing 08/21/2025	1.60% Semi-Annually	3M USD LIBOR Quarterly	Morgan Stanley	8/19/2020	1.60	USD	5,200,000	(39)

Total Written OTC Put Swaptions Contracts (Premiums Received $124,620)								$(371)

Written Put Credit Default Swaptions Sell Protection outstanding at April 30, 2020:

Over the Counter

Description	Fixed Deal (Pay) Rate	Counterparty	Expiration Date	Exercise Price		Notional Amount	Value

Markit CDX North America Investment Grade Index Series 33 (Pay Quarterly): Credit Default Swap Maturing 12/20/2024	1.00%	Bank of America	5/20/2020	85.00	USD	2,800,000	$(8,036)

Total Written OTC Put Credit Default Swaption Contracts (Premiums Received $7,280)							$(8,036)

Interest Rate Swap Contracts outstanding at April 30, 2020:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1-Day U.S. Federal Funds Rate (Annually)	0.18% (Annually)	3/15/2022	USD	63,200,000	$ 141,132	$ 62,173	$ 78,959
3M USD LIBOR (Quarterly)	0.60% (Semi-Annually)	3/23/2022	USD	11,619,000	46,135	1,709	44,426
0.73% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	4/5/2022	CAD	16,875,000	(16,518)	—	(16,518)
0.77% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	4/7/2022	CAD	8,410,000	(10,474)	—	(10,474)
2.85% (Semi-Annually)	3M USD LIBOR (Quarterly)	8/31/2022	USD	3,181,000	(193,613)	(29,074)	(164,539)
3M CAD CIDOR (Semi-Annually)	1.09% (Semi-Annually)	4/3/2024	CAD	16,875,000	23,204	—	23,204
3M CAD CIDOR (Semi-Annually)	1.22% (Semi-Annually)	4/10/2024	CAD	8,410,000	18,981	—	18,981
28-Day MXN-TIIE-BANXICO (Monthly)	6.67% (Monthly)	8/12/2024	MXN	3,513,241	7,831	—	7,831
28-Day MXN-TIIE-BANXICO (Monthly)	6.72% (Monthly)	8/13/2024	MXN	3,023,000	6,961	—	6,961
3M USD LIBOR (Quarterly)	0.42% (Semi-Annually)	8/31/2024	USD	23,260,000	68,184	(4,509)	72,693
3M USD LIBOR (Quarterly)	0.38% (Semi-Annually)	8/31/2024	USD	22,896,000	29,111	2,274	26,837
28-Day MXN-TIIE-BANXICO (Monthly)	6.59% (Monthly)	11/8/2024	MXN	2,592,058	5,446	—	5,446
3M USD LIBOR (Quarterly)	0.70% (Semi-Annually)	3/23/2025	USD	6,770,000	92,150	(5,338)	97,488
3M CAD CIDOR (Semi-Annually)	0.93% (Semi-Annually)	4/1/2025	CAD	1,687,000	8,130	—	8,130

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

3M CAD CIDOR (Semi-Annually)	0.95% (Semi-Annually)	4/2/2025	CAD	1,688,000	$ 9,517	$ —	$ 9,517
3M CAD CIDOR (Semi-Annually)	0.97% (Semi-Annually)	4/2/2025	CAD	125,000	784	—	784
3M CAD CIDOR (Semi-Annually)	1.01% (Semi-Annually)	4/6/2025	CAD	885,000	7,592	—	7,592
3M CAD CIDOR (Semi-Annually)	1.02% (Semi-Annually)	4/6/2025	CAD	880,000	7,868	—	7,868
0.80% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	4/15/2025	CAD	631,000	(793)	—	(793)
0.83% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	4/15/2025	CAD	1,755,000	(4,101)	—	(4,101)
0.78% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	4/16/2025	CAD	1,124,000	(410)	—	(410)
1.55% (Semi-Annually)	3M USD LIBOR (Quarterly)	6/30/2026	USD	12,340,000	(855,771)	34,381	(890,152)
1.52% (Semi-Annually)	3M USD LIBOR (Quarterly)	7/31/2026	USD	12,688,000	(872,616)	87,305	(959,921)
1.60% (Semi-Annually)	3M USD LIBOR (Quarterly)	11/15/2026	USD	8,040,000	(583,226)	2,141	(585,367)
1.65% (Semi-Annually)	3M USD LIBOR (Quarterly)	11/15/2026	USD	3,191,000	(242,003)	(11,592)	(230,411)
0.30% (Annually)	1-Day U.S. Federal Funds Rate (Annually)	2/15/2027	USD	7,036,000	(20,116)	21,280	(41,396)
0.75% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2027	USD	7,458,000	(126,650)	1,350	(128,000)
1-Day U.S. Federal Funds Rate (Annually)	0.35% (Annually)	2/15/2027	USD	7,600,000	47,130	(3,435)	50,565
3M USD LIBOR (Quarterly)	0.55% (Semi-Annually)	2/15/2027	USD	11,110,000	42,237	722	41,515
3M USD LIBOR (Quarterly)	0.77% (Semi-Annually)	3/24/2027	USD	8,700,000	146,974	63,494	83,480
1.85% (Semi-Annually)	3M USD LIBOR (Quarterly)	11/15/2044	USD	3,488,000	(849,307)	9,309	(858,616)
0.60% (Semi-Annually)	3M USD LIBOR (Quarterly)	11/15/2045	USD	950,000	49,689	1,213	48,476
0.90% (Semi-Annually)	3M USD LIBOR (Quarterly)	3/17/2050	USD	1,000,000	(21,347)	16,889	(38,236)
0.79% (Semi-Annually)	3M USD LIBOR (Quarterly)	3/18/2050	USD	506,000	4,470	—	4,470
0.82% (Semi-Annually)	3M USD LIBOR (Quarterly)	3/19/2050	USD	510,000	1,003	—	1,003

Total				284,016,299	$(3,032,416)	$250,292	$(3,282,708)

Interest Rate Swap Contracts outstanding at April 30, 2020:

Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	5.13% (At Maturity)	JPMorgan Chase	1/2/2023	BRL	809,926	$1,556	$—	$1,556
1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	5.45% (Annually)	UBS	1/2/2024	BRL	1,564,187	(1,817)	—	(1,817)
1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	5.60% (At Maturity)	UBS	1/2/2024	BRL	842,022	(633)	—	(633)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	7.20% (At Maturity)	Citibank	1/4/2027	BRL	896,472	$659	$—	$ 659
1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	7.40% (At Maturity)	JPMorgan Chase	1/4/2027	BRL	332,263	1,127	—	1,127
1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	7.45% (At Maturity)	JPMorgan Chase	1/4/2027	BRL	294,591	1,192	—	1,192
1-Day Brazil CETIP Interbank Deposit Rate (At Maturity)	7.52% (At Maturity)	JPMorgan Chase	1/4/2027	BRL	147,235	731	—	731

Total					4,886,696	$2,815	$—	$2,815

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2020:

Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(1)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Markit CDX North America Investment Grade Index Series 34 (Pay Quarterly)	0.87%	1.00%	6/20/2025	UBS	USD 29,410,000	$225,264	$(117,165)	$342,429

Total					29,410,000	$225,264	$(117,165)	$342,429

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2020:

Over the Counter

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Federal Republic Of Brazil, 4.25%, Due: 1/7/2025 (Pay Quarterly)	1.00%	6/20/2025	Morgan Stanley	USD	116,000	$11,350	$16,748	$(5,398)
Republic of Chile, 3.88%, Due: 8/5/2020 (Pay Quarterly)	1.00%	6/20/2025	Citibank	USD	79,000	137	2,553	(2,416)
Republic of Philippines, 10.63%, Due: 3/16/2025 (Pay Quarterly)	1.00%	6/20/2025	Citibank	USD	198,809	(2,078)	6,456	(8,534)
Republic of South Africa, 5.88%, Due: 9/16/2025 (Pay Quarterly)	1.00%	6/20/2025	Morgan Stanley	USD	357,852	50,214	49,594	620

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

United Mexican States, 4.15% Due: 3/28/2027 (Pay Quarterly)	1.00%	6/20/2025	Citibank	USD	111,000	$ 8,169	$11,271	$ (3,102)

Total					862,661	$67,792	$86,622	$(18,830)

Inflation Swap Contracts outstanding at April 30, 2020:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

0.33% (At Maturity)	1-Day EURIBOR (At Maturity)	4/15/2025	EUR	940,000	$ —	$—	$ —
0.38% (At Maturity)	1-Day EURIBOR (At Maturity)	4/15/2025	EUR	945,000	(1,080)	—	(1,080)
1-Day EURIBOR (At Maturity)	0.69% (At Maturity)	4/15/2030	EUR	945,000	6,486	—	6,486
1-Day EURIBOR (At Maturity)	0.62% (At Maturity)	4/15/2030	EUR	940,000	—	—	—

Total				3,770,000	$5,406	$—	$5,406

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Asset-Backed Securities	$—	$53,622,395	$—	$53,622,395
Corporate Bonds	—	144,538,934	—	144,538,934
Foreign Issuer Bonds	—	52,565,728	—	52,565,728
Term Loans	—	13,349	—	13,349
Mortgage-Backed Securities	—	183,796,197	—	183,796,197
Municipal Bonds	—	9,854,191	—	9,854,191
U.S. Government Obligations	—	47,670,960	—	47,670,960
Investment Companies	42,606,314	—	—	42,606,314
Short-Term Investments	41,448,801	4,945,460	—	46,394,261
Purchased Options	11,046	85,475	—	96,521

Total Assets – Investments at value	$84,066,161	$497,092,689	$—	$581,158,850

Liabilities:
Mortgage-Backed Securities	$—	$(6,563,094)	$—	$(6,563,094)
U.S. Government Obligations	—	(2,354,687)	—	(2,354,687)

Total Liabilities – Investments at value	$—	$(8,917,781)	$—	$(8,917,781)

Total Investments	$84,066,161	$488,174,908	$—	$572,241,069

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Futures contracts	$ 649,232	$ —	$—	$ 649,232
Forward foreign currency exchange contracts	—	427,793	—	427,793
Swap agreements at fair value	—	1,071,414	—	1,071,414

Total Assets - Derivative Financial Instruments	$ 649,232	$ 1,499,207	$—	$ 2,148,439

Liabilities:
Futures contracts	$ (715,311)	$ —	$—	$ (715,311)
Forward foreign currency exchange contracts	—	(167,104)	—	(167,104)
Written Options	(73,391)	(68,282)	—	(141,673)
Swap agreements at fair value	—	(3,802,553)	—	(3,802,553)

Total Liabilities - Derivative Financial Instruments	$ (788,702)	$(4,037,939)	$—	$(4,826,641)

Total Net Derivative Financial Instruments	$ (139,470)	$(2,538,732)	$—	$(2,678,202)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Municipal Bond Fund

	Par	Value

Municipal Bonds – 84.7%

Alabama – 1.0%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Bonds, Series A, Garvee, 5.00%, 6/01/37	$545,000	$ 644,206
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No.4, 4.00%, 6/01/24	500,000	529,660
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No.5, 4.00%, 10/01/26(a)(b)(c)	500,000	535,855
Jefferson County Sewer Revenue Bonds, Warrants Senior Lien, Series A (AGM Insured), 5.50%, 10/01/53	300,000	332,382
Lower Alabama Gas District Gas Project Revenue Bonds, 4.00%, 12/01/25(a)(b)(c)	500,000	531,910
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Refunding Bonds, Series A, Hunt Refining Project, 5.25%, 5/01/44(d)	185,000	183,008
University of West Alabama University Revenue Refunding Bonds (AGM Insured), 5.00%, 1/01/27	505,000	585,633
		3,342,654

Arizona – 0.9%
Arizona Board of Regents Refunding COPS, Series C, University of Arizona, 5.00%, 6/01/28	400,000	430,672
Chandler IDA Industrial Development Variable Revenue Bonds (AMT), Intel Corp., Project, 2.70%, 8/14/23(a)(b)(c)	500,000	512,285
Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 5.00%, 1/01/27	475,000	559,479
Phoenix Civic Improvement Corp., Rental Car Facility Revenue Bonds, Series A, 4.00%, 7/01/45	350,000	351,767

	Par	Value

Arizona (Continued)
Pima County IDA Education Revenue Facility Revenue Bonds, Paideia Academies Project, 6.13%, 7/01/45(d)	$240,000	$ 232,651
Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Salt River Project, 5.00%, 1/01/32	400,000	513,832
Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/01/28	300,000	318,531
		2,919,217

Arkansas – 0.1%
Arkansas Development Finance Authority Healthcare Revenue Bonds, Baptist Health, 5.00%, 12/01/47	250,000	278,813

California – 5.7%
Anaheim Housing & Public Improvement Authority Revenue Bonds, Series A, 5.00%, 10/01/50	900,000	1,016,469
Anaheim Public Financing Authority Lease Revenue Refunding Bonds, Series A, 5.00%, 5/01/46	250,000	260,410
Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.90%), 1.12%, 5/01/23(a)(c)	700,000	687,470
California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	248,760	239,187
California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/47	400,000	412,704
California State GO Unlimited Refunding Bonds, 4.00%, 10/01/37	300,000	338,031
California State Health Facilities Financing Authority Revenue Bonds, City of Hope Obligated Group, 5.00%, 11/15/49	500,000	554,500

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

California (Continued)
California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/41	$500,000	$ 549,835
California State Health Facilities Financing Authority Revenue Refunding Bonds, Marshall Medical Center (California Mortgage Insured), 4.00%, 11/01/40	750,000	817,290
California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Series S, J. Paul Getty Trust, (1M USD LIBOR + 0.33%), 0.59%, 4/01/22(a)(c)	1,000,000	981,980
California State Municipal Finance Authority Revenue Bonds, Charter School John Adams Academies-Lincoln Project, 5.00%, 10/01/57(d)	330,000	286,687
California State Municipal Finance Authority Student Housing Revenue Bonds, UCR North District Phase 1 (BAM Insured), 5.00%, 5/15/28	500,000	566,470
California State Pollution Control Finance Authority Solid Waste Disposal Variable Revenue Bonds, Republic Services, Inc. (AMT), 1.95%, 7/15/20(a)(b)(c)(d)	1,500,000	1,500,195
California State Various Purpose Bid Group GO Unlimited Refunding Bonds, 5.00%, 8/01/30	600,000	746,328
California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical, 5.50%, 12/01/58(d)	500,000	506,445
California Statewide Communities Development Authority Revenue Bonds, Series A, Loma Linda University Medical Center, 5.25%, 12/01/56(d)	250,000	249,548

	Par	Value

California (Continued)
California Statewide Communities Development Authority Special Assessment Bonds, Statewide Community Infrastructure Program, 5.00%, 9/02/34	$100,000	$ 112,146
Carpinteria Valley Water District Revenue Refunding Bonds, Series A, 5.00%, 7/01/34	1,000,000	1,246,030
Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/34	500,000	556,955
Mizuho Floater/Residual Trust Various States Floaters Revenue Bonds, Series 2019-Miz9007 (Mizuho Capital Markets LLC LOC), 0.47%, 6/08/20(a)(c)(d)(e)	4,000,000	4,000,000
Rocklin Community Facilities District No. 10 Special Tax Bonds, 5.00%, 9/01/34	150,000	162,246
Sacramento County Airport System Revenue Refunding Bonds, Series B, 5.00%, 7/01/21	1,950,000	2,030,340
Sacramento County Sanitation Districts Financing Authority Variable Revenue Refunding Bonds, Series B, Sacramento County Regional (NATL Insured), (3M USD LIBOR + 0.53%), 1.59%, 12/01/35(c)	100,000	94,631
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series A, 4.00%, 7/01/37	300,000	320,385
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/01/44	250,000	282,075

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

California (Continued)
Susanville Natural Gas Revenue Refunding Bonds, Natural Gas Enterprise (AGM Insured), 3.00%, 6/01/26	$595,000	$ 621,829
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities, 5.00%, 6/01/35	100,000	114,564
		19,254,750

Colorado – 1.9%
Colorado Educational & Cultural Authority Revenue Refunding Bonds, Prospect Ridge Academy Project (Moral Obligation Insured),
5.00%, 3/15/25	485,000	549,520
5.00%, 3/15/26	510,000	587,520
5.00%, 3/15/29	590,000	712,608
5.00%, 3/15/30	310,000	378,268
5.00%, 3/15/35	590,000	692,949
Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/56	500,000	461,465
Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Sanford Health, Series A, 5.00%, 11/01/34	200,000	229,718
Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A-1, Commonspirit Health, 5.00%, 8/01/44	330,000	352,041
Colorado State Health Facilities Authority Revenue Bonds, Series A, Catholic Health, Prerefunded, 5.00%, 2/01/21(f)	380,000	391,947
Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.25%, 12/01/43	500,000	576,665

	Par	Value

Colorado (Continued)
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds, 5.00%, 12/01/40	$250,000	$ 250,895
E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index, (1M USD LIBOR + 0.42%), 0.64%, 9/01/21(a)(c)	500,000	495,430
Park Creek Metropolitan District Revenue Refunding Bonds, Series A (NATL, IBC Insured), 5.00%, 12/01/45	500,000	567,390
University of Colorado Enterprise Variable Revenue Bonds, Series C, Green Bond, 2.00%, 10/15/24(a)(b)(c)	250,000	254,245
		6,500,661

Connecticut – 1.1%
Connecticut State GO Unlimited Bonds, Series A, 5.00%, 3/15/22	795,000	845,944
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-1, 5.00%, 1/01/25(a)(b)(c)	500,000	574,915
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series F, Masonicare Issue, 5.00%, 7/01/27	220,000	215,411
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford,
5.00%, 7/01/24	240,000	251,011
5.00%, 7/01/25	260,000	272,917
5.00%, 7/01/31	500,000	520,175
4.00%, 7/01/39	120,000	107,102
Hamden Revenue Refunding Bonds, Whitney Center Project, 5.00%, 1/01/40	125,000	108,465
Hartford County Metropolitan District GO Unlimited Bonds, 5.00%, 7/15/35	750,000	874,950
		3,770,890

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Delaware – 0.6%
Delaware State Health Facilities Authority Revenue Bonds, Beebe Medical Center, 5.00%, 6/01/48	$500,000	$ 534,825
Delaware State Health Facilities Authority Revenue Refunding Bonds, Christiana Health Care System, 5.00%, 10/01/45	1,000,000	1,173,020
Kent County Student Housing & Dining Facilities Revenue Bonds, CHF-Dover LLC-Delaware State University Project,
5.00%, 7/01/32	250,000	239,860
5.00%, 7/01/48	100,000	85,877
		2,033,582

District of Columbia – 1.6%
District of Columbia Revenue Bonds, KIPP DC Project, 4.00%, 7/01/39	100,000	92,185
District of Columbia Revenue Refunding Bonds, National Public Radio, 4.00%, 4/01/33	250,000	268,990
District of Columbia University Revenue Refunding Bonds, Georgetown University, 5.00%, 4/01/29	350,000	395,980
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, 5.00%, 10/01/49	500,000	589,550
District of Columbia Water & Sewer Authority Public Utility Revenue Subordinate Lien Bonds, Series A, Prerefunded, 5.00%, 10/01/23(f)	650,000	740,428
District of Columbia Water & Sewer Authority Public Utility Revenue Subordinate Lien Bonds, Series B, 5.00%, 10/01/37	750,000	870,562
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, 5.00%, 10/01/53	750,000	766,328

	Par	Value

District of Columbia (Continued)
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, Series B,
4.00%, 10/01/35	$250,000	$ 253,370
5.00%, 10/01/47	200,000	214,050
Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/20	500,000	507,190
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/01/43	300,000	340,935
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, Series B, 5.00%, 7/01/35	345,000	401,297
		5,440,865

Florida – 4.6%
Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics,
5.00%, 12/01/44	500,000	530,985
4.00%, 12/01/49	1,000,000	984,500
Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/01/36	750,000	859,845
Broward County Port Facilities Senior Revenue Bonds, Series B (AMT), 4.00%, 9/01/39	250,000	265,945
Central Florida Expressway Authority Revenue Refunding Bonds, Senior Lien, 5.00%, 7/01/42	350,000	394,362
Davie Educational Facilities Revenue Bonds, Series B, Nova Southeastern University Project, 5.00%, 4/01/24	250,000	266,258
Florida State Board of Education Public Education GO Unlimited Refunding Bonds, Capital Outlay, Series E, 5.00%, 6/01/31	1,000,000	1,169,860

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Florida (Continued)
Florida State Housing Finance Corp., Multi Family Mortgage Adjustable Revenue Bonds, Series A, Parrish Oaks, 1.25%, 2/01/22(a)(b)(c)	$1,000,000	$ 996,430
Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/01/31	300,000	350,748
Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series A (AMT),
5.00%, 10/01/40	500,000	543,800
5.00%, 10/01/44	1,000,000	1,111,970
Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/01/40	470,000	504,305
Jacksonville Health Care Facilities Variable Revenue Refunding Bonds, Baptist Health, 0.20%, 5/11/20(a)(c)(e)	2,000,000	2,000,000
JEA Bulk Power Supply System Revenue Bonds, Scherer 4 Project, Series A, 3.00%, 10/01/22	225,000	225,248
Lee Memorial Health System Hospital Revenue Refunding Bonds, Series A-1, 5.00%, 4/01/44	600,000	668,172
Leon County School District Sales TRB, 4.00%, 9/01/26	800,000	865,568
Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/33	500,000	547,690
Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/01/30	250,000	273,317
Miami-Dade County HFA MFH Variable Revenue Bonds, 1.40%, 4/01/22(a)(b)(c)	500,000	499,895
Orange County Health Facilities Authority Revenue Bonds, Orlando Health Obligated Group, 5.00%, 10/01/47	500,000	554,225

	Par	Value

Florida (Continued)
Orlando Community Redevelopment Agency Tax Increment Revenue Refunding Bonds, Republic Drive/Universal, 5.00%, 4/01/22	$200,000	$ 212,806
Osceola County Florida Transportation Revenue Refunding CABS, Series A-2,
0.00%, 10/01/25(g)	125,000	110,506
0.00%, 10/01/26(g)	275,000	235,920
0.00%, 10/01/27(g)	360,000	299,563
Village Community Development District No. 13 Special Assessment, Limited Offering, 2.62%, 5/01/24	500,000	489,800
Volusia County Educational Facilities Authority Revenue Refunding Bonds, Embry-Riddle Aeronautical, 5.00%, 10/15/44	500,000	543,195
		15,504,913

Georgia – 2.6%
Atlanta Development Authority Revenue Bonds, Series A-1, Senior Lien, 5.00%, 7/01/30	200,000	209,746
Atlanta Urban Residential Finance Authority MFH Revenue Bonds, Creekside at Adamsville Place, 1.95%, 5/01/21(a)(b)(c)	500,000	502,895
Bartow County Development Authority Revenue Bonds, Georgia Power Company Plant Bowen Project, 1.55%, 8/19/22(a)(b)(c)	500,000	487,150
Bartow County Development Authority Revenue Refunding Bonds, Series B, Georgia Power Company Plant Bowen Project, 2.05%, 11/19/21(a)(b)(c)	275,000	275,085
Bartow County Development Authority Variable Revenue Refunding Bonds, Georgia Power Company Plant Bowen Project, 2.75%, 3/15/23(a)(b)(c)	500,000	499,800

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Georgia (Continued)
Burke County Development Authority PCR Refunding Bonds, Georgia Power Company Plant Vogtle Project, 1.55%, 8/19/22(a)(b)(c)	$100,000	$ 97,408
Fulton County Development Authority Transportation Corp., Toll Revenue Refunding Bonds, Robert W. Woodruff Arts Center, Inc., Project, 5.00%, 3/15/32	200,000	236,886
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/37	500,000	552,730
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Series S, Northeast Georgia Health System, Inc., Project (County Gtd), 5.50%, 8/15/54	500,000	573,150
Glynn-Brunswick Memorial Hospital Authority Revenue Refunding Anticipation Certificates Bonds, Southeast Georgia Health System, 5.00%, 8/01/34	500,000	540,360
Griffin-Spalding County Hospital Authority Revenue Anticipation Certificates Bonds, Wellstar, 5.00%, 4/01/35	150,000	166,605
Main Street Natural Gas Inc., Gas Supply Variable Revenue Bonds, Series B,
4.00%, 12/01/23	355,000	379,878
4.00%, 12/02/24(a)(b)(c)	100,000	107,249
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A,
5.00%, 5/15/21	750,000	766,920
4.00%, 9/01/23(a)(b)(c)	350,000	369,723
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series C, 4.00%, 9/01/26(a)(b)(c)	1,110,000	1,188,621

	Par	Value

Georgia (Continued)
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/01/23(a)(b)(c)	$500,000	$ 529,450
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture Series, 4.00%, 7/01/44	300,000	311,163
Municipal Electric Authority of Georgia Power Revenue Refunding Bonds, Series HH, 5.00%, 1/01/29	500,000	561,850
Northwest Georgia Housing Authority MFH Revenue Bonds, Charles Height Apartments Project (FHA 221(D4) Insured), 1.54%, 8/01/21(a)(b)(c)	400,000	400,688
		8,757,357

Idaho – 0.2%
Idaho State Health Facilities Authority Hospital Variable Revenue Bonds, CHE Trinity Health Credit Group, 0.70%, 8/03/20(a)(b)(c)	600,000	600,000

Illinois – 8.1%
Barrington Alternative Revenue Source GO Unlimited Bonds, 4.50%, 12/15/34	235,000	268,055
Bensenville GO Unlimited Bonds, Series B (AGM Insured), 5.00%, 12/30/24	245,000	260,457
Chicago Board of Education GO Unlimited Refunding Bonds, Series C, 5.00%, 12/01/20	200,000	201,756
Chicago City Colleges Capital Appreciation GO Unlimited Bonds (NATL Insured), 0.00%, 1/01/30(g)	750,000	489,818
Chicago GO Unlimited Bonds, Series A,
5.00%, 12/01/21	500,000	502,485
5.50%, 1/01/49	100,000	98,661
Chicago GO Unlimited Refunding Bonds, Project Series A, 5.00%, 1/01/35	350,000	344,341

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Illinois (Continued)
Chicago GO Unlimited Refunding Bonds, Series A,
5.00%, 1/01/22	$300,000	$ 303,981
5.00%, 1/01/23	400,000	406,652
Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.00%, 1/01/31	1,000,000	1,058,960
Chicago O’Hare International Airport Revenue Refunding Bonds, Senior Lien, Series A (AMT), 5.00%, 1/01/31	250,000	287,365
Chicago Park District GO Limited Tax Refunding Bonds, Series B, 5.00%, 1/01/26	395,000	420,647
Chicago Wastewater Transmission Revenue Bonds, Second Lien, 5.00%, 1/01/39	500,000	524,200
Cook County Sales TRB, 5.00%, 11/15/37	500,000	542,060
Cook County Township High School District No. 227 Rich Township GO Unlimited Bonds, Series A, 1.37%, 12/01/40(b)(c)	250,000	249,395
Hillside Incremental Tax Allocation Revenue Refunding Bonds, 5.00%, 1/01/24	100,000	100,413
Illinois State Finance Authority Revenue Bonds, Series A, Carle Foundation, 5.00%, 8/15/21	500,000	520,995
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lutheran Communities, 5.00%, 11/01/40	350,000	309,036
Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/23	500,000	543,235
Illinois State Finance Authority Revenue Refunding Bonds, Southern Illinois Healthcare, 5.00%, 3/01/22	300,000	319,386

	Par	Value

Illinois (Continued)
Illinois State Finance Authority Variable Revenue Refunding Bonds, Northwestern Memorial Hospital, 0.12%, 5/04/20(a)(c)(e)	$300,000	$ 300,000
Illinois State Finance Authority Variable Revenue Refunding Bonds, Series B, Bradley University (PNC Bank N.A. LOC), 0.23%, 5/11/20(a)(c)(e)	4,000,000	4,000,000
Illinois State GO Unlimited Bonds,
5.00%, 7/01/20	440,000	440,348
5.50%, 7/01/26	460,000	460,662
Illinois State GO Unlimited Bonds, Series C, 5.00%, 11/01/29	250,000	240,493
Illinois State GO Unlimited Bonds, Series D, 5.00%, 11/01/20	225,000	225,614
Illinois State GO Unlimited Refunding Bonds, 5.00%, 8/01/24	400,000	396,368
Illinois State Housing Development Authority MFH Variable Revenue Bonds, Marshall Field Garden (FNMA LOC), (SIFMA Municipal Swap Index Yield + 1.00%), 1.22%, 5/15/25(a)(c)	500,000	500,460
Illinois State Sales Tax Junior Obligations Revenue Bonds, Series A (BAM Insured), 4.00%, 6/15/34	620,000	622,499
Illinois State Sales Tax Revenue Refunding Bonds, Subseries D (BAM Insured), 3.00%, 6/15/31	390,000	352,868
Illinois State Sales TRB, Build Illinois - Junior Obligation, 5.00%, 6/15/20	500,000	501,185
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured),
0.00%, 6/15/21(g)	410,000	394,760
0.00%, 6/15/25(g)	95,000	77,378
Illinois State Sports Facilities Authority State Tax Supported Revenue Refunding Bonds (AGM Insured), 5.00%, 6/15/27	400,000	425,896

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Illinois (Continued)
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/01/31	$500,000	$607,855
Kane, Cook & Dupage Counties, Illinois School District, GO Unlimited Refunding Bonds, Series D, 5.00%, 1/01/28	200,000	225,316
Kane, McHenry, Cook & DeKalb Counties, Illinois School District, GO Unlimited Refunding Bonds, 4.25%, 1/01/23	500,000	508,450
Macon County School District No. 61 GO Unlimited Bonds, Series A (AGM Insured), 5.25%, 1/01/25	745,000	764,616
Madison, Macoupin Etc. Counties Community College District No. 536 GO Unlimited Bonds, Lewis & Clark Community (AGM Insured),
4.00%, 5/01/21	675,000	694,048
4.00%, 5/01/23	700,000	752,402
Metropolitan Pier and Exposition Authority Revenue Refunding Bonds, Mccormick Place Expansion Project, 5.00%, 6/15/50	500,000	454,325
Moline GO Unlimited Refunding Bonds, Series F, 5.00%, 11/01/24	750,000	764,452
Peoria County School District No. 150 GO Unlimited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/26	390,000	445,907
Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/01/34	750,000	977,130
Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.50%, 6/01/27	350,000	409,899
Sales Tax Securitization Corp., Revenue Refunding Bonds, Second Lien Series A, 4.00%, 1/01/38	250,000	241,035

	Par	Value

Illinois (Continued)
Southern Illinois State University Revenue Bonds, Series A, Housing & Auxiliary Facilities System (NATL Insured), 5.25%, 4/01/21	$1,000,000	$ 1,033,140
Waukegan GO Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/30/32	250,000	285,748
Will County Community High School District No. 210 Lincoln-Way Refunding GO Unlimited Bonds (AGM Insured),
4.00%, 1/01/22	975,000	1,003,216
4.00%, 1/01/34	650,000	685,048
Will County Community School District No.161 Summit Hill Refunding GO Unlimited Bonds, 4.00%, 1/01/24	470,000	507,905
Winnebago Boone Etc. Counties Community College District No. 511 GO Unlimited Refunding Bonds, Series A, Rock Valley College (AGM Insured), 5.00%, 1/01/21	500,000	511,645
		27,562,566

Indiana – 1.9%
Clarksville Sewage Works Revenue BANS, 2.75%, 12/11/23	400,000	400,152
Indiana Bond Bank Revenue CABS, Hamilton Co., Projects,
0.00%, 7/15/25(g)	450,000	413,847
0.00%, 7/15/28(g)	900,000	765,171
0.00%, 1/15/29(g)	560,000	465,718
Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series A, Ohio Valley Electric Corp., Project, 5.00%, 6/01/39	100,000	101,558
Indiana State Finance Authority Hospital Revenue Bonds, Indiana University Health Obligated Group, 1.65%, 7/01/22(a)(b)(c)	50,000	50,162

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Indiana (Continued)
Indiana State Finance Authority Private Activity Revenue Bonds (AMT), Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	$600,000	$ 616,812
Indiana State Finance Authority Revenue Refunding Bonds, Valparaiso University Project,
5.00%, 10/01/22	265,000	278,012
5.00%, 10/01/23	585,000	622,621
Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series B, Fieldhouse Project, 1.45%, 6/01/21	1,000,000	1,000,160
Indianapolis MFH Revenue Bonds, Regency Park Apartments, Series A, 1.40%, 9/01/21(a)(b)(c)	1,000,000	1,000,830
Knox Middle School Building Corp., Revenue Bonds (State Intercept), 5.00%, 1/15/27	440,000	521,941
Whiting Environmental Facilities Revenue Refunding Bonds (AMT), BP Products North America, 5.00%, 6/05/26(a)(b)(c)	275,000	305,638
		6,542,622

Iowa – 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Iowa Fertilizer Company Project, 3.13%, 12/01/22	100,000	98,261
PEFA, Inc. Gas Project Revenue Bonds, 5.00%, 9/01/26(a)(b)(c)	150,000	168,903
		267,164

Kentucky – 2.6%
Kenton County Airport Board Revenue Refunding Bonds, 5.00%, 1/01/32	400,000	454,940
Kentucky State Economic Development Finance Authority Health System Revenue Refunding Bonds, Norton Healthcare, Inc., Series B (NATL Insured),
0.00%, 10/01/22(g)	500,000	471,475
0.00%, 10/01/24(g)	280,000	248,881

	Par	Value

Kentucky (Continued)
Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/01/50	$250,000	$ 260,695
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Masonic Home Independent Living, 5.00%, 5/15/46	100,000	79,602
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series B, Owensboro Health, 5.00%, 6/01/40	300,000	317,682
Kentucky State Housing Corp., Revenue Bonds, City View Park Project, 1.16%, 8/01/22(a)(b)(c)	2,000,000	1,993,200
Kentucky State Housing Corp., Variable Revenue Bonds, Beecher Phase I Project, 2.00%, 9/01/21(a)(b)(c)	480,000	483,787
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 4/01/24(a)(b)(c)	445,000	466,841
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 6/01/25(a)(b)(c)	250,000	265,105
Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/01/25(a)(b)(c)	650,000	675,363
Lexington-Fayette Urban County Government Lease Revenue Bonds, Series A, 5.25%, 6/01/26	500,000	516,360
Louisville & Jefferson County Metropolitan Government Health System Variable Revenue Bonds, Norton Healthcare, Inc., 5.00%, 10/01/26(a)(b)(c)	1,000,000	1,145,310

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Kentucky (Continued)
Louisville & Jefferson County Metropolitan Government Pollution Control Variable Revenue Refunding Bonds, Louisville Gas & Electric Company Project, 1.85%, 4/01/21(a)(b)(c)	$905,000	$ 908,330
Louisville Regional Airport Authority Airport System Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/23	500,000	546,720
		8,834,291

Louisiana – 0.5%
Louisiana State Housing Corp., MFH Variable Revenue Bonds, Hollywood Acres & Hollywood Heights Project, Series 2019, 1.44%, 12/01/21(a)(b)(c)	1,000,000	1,001,160
Louisiana State Offshore Terminal Authority Deepwater Port Variable Revenue Bonds, Loop LLC Project, 2.00%, 10/01/22(a)(b)(c)	515,000	513,579
Louisiana State Public Facilities Authority Revenue Refunding CABS, Loyola University Project, 0.00%, 10/01/22(g)	300,000	276,447
Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp., 2.00%, 4/01/23(a)(b)(c)	100,000	89,590
		1,880,776

Maine – 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/01/28	650,000	732,433
Maine State Finance Authority Student Loan Revenue Refunding Bonds (AMT) (AGM Insured), 5.00%, 12/01/24	500,000	561,065
		1,293,498

	Par	Value

Maryland – 2.4%
Anne Arundel County GO Limited Bonds, 10/01/34(h)	$1,000,000	$1,156,780
Baltimore Convention Center Hotel Revenue Refunding Bonds, Convention Center Hotel, 5.00%, 9/01/39	750,000	646,890
Maryland State & Local Facilities GO Unlimited Bonds, Loan of 2013-1, 4.00%, 3/01/26	600,000	615,600
Maryland State Community Development Administration Department Housing & Community Development MFH Revenue Bonds, Series A, Bay Country Apartments, 2.52%, 2/01/21(d)	1,000,000	1,004,600
Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 5.00%, 2/01/22	260,000	278,283
Maryland State Economic Development Corp., PCR Refunding Bonds, Potomac Electric Power Company, 1.70%, 9/01/22	500,000	503,340
Maryland State Economic Development Corp., Private Activity Revenue Bonds (AMT), Purple Line Light Rail Projects,
5.00%, 3/31/24	260,000	257,387
5.00%, 3/31/36	100,000	96,278
5.00%, 3/31/51	100,000	94,015
Maryland State Economic Development Corp., Revenue Bonds (AMT), Seagirt Marine Terminal Projects, 5.00%, 6/01/44	500,000	470,730
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Adventist Healthcare Obligated, 5.50%, 1/01/31	300,000	337,347
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Medstar Health Issue, Series A, 5.00%, 5/15/45	405,000	440,158

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Maryland (Continued)
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Health System,
7/01/24(h)	$350,000	$ 387,405
7/01/27(h)	1,320,000	1,522,528
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Arundel Health Systems, 5.00%, 7/01/29	250,000	286,290
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Broadmead Issue, 4.00%, 7/01/35	185,000	184,489
		8,282,120

Massachusetts – 1.5%
Massachusetts State Consolidated Loan GO Limited Bonds, Series E, 5.25%, 9/01/48	500,000	602,905
Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Series A, 5.00%, 1/01/23(a)(b)(c)	500,000	548,510
Massachusetts State Development Finance Agency Revenue Refunding Bonds, Beth Israel Lahey Health, 5.00%, 7/01/38	100,000	113,660
Massachusetts State Development Finance Agency Variable Revenue Refunding Bonds, Partners Healthcare, (SIFMA Municipal Swap Index Yield + 0.50%), 0.72%, 1/26/23(a)(c)	500,000	494,495
Massachusetts State Educational Financing Authority Revenue Bonds, Series J (AMT), 5.00%, 7/01/21	500,000	515,895
Massachusetts State HFA Housing Single Family Revenue Refunding Bonds, Series 189 (FNMA Insured), 1.50%, 7/01/20(a)(b)(c)	1,000,000	999,970

	Par	Value

Massachusetts (Continued)
Massachusetts State HFA Revenue Bonds, Colonial Village Projects, 1.45%, 1/01/22(a)(b)(c)	$760,000	$ 759,476
Massachusetts State Variable GO Limited Bonds, Series D, Consolidated Loan of 2014, 1.05%, 7/01/20(a)(b)(c)	1,000,000	999,990
		5,034,901

Michigan – 1.4%
Detroit Downtown Development Authority Tax Allocation Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured),
5.00%, 7/01/22	500,000	538,215
5.00%, 7/01/43	100,000	110,288
5.00%, 7/01/48	200,000	220,160
Detroit GO Unlimited Bonds, 5.00%, 4/01/27	50,000	51,309
Great Lakes Water Authority Sewage Disposal System Revenue Refunding Bonds Second Lien, Series C, 5.00%, 7/01/36	370,000	428,963
Michigan State Finance Authority Local Government Loan Program Revenue Refunding Bonds,
5.00%, 7/01/29	425,000	478,839
4.50%, 10/01/29	250,000	255,650
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Corp., Prerefunded, 5.00%, 6/01/22(f)	250,000	270,807
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Credit Group, 4.00%, 12/01/35	500,000	528,895
Michigan State Finance Authority Variable Revenue Bonds, Bronson Healthcare Group, 3.50%, 11/15/22(a)(b)(c)	250,000	261,447
Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascenion Senior, 5.00%, 11/15/47	420,000	472,979

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Michigan (Continued)
Michigan State Strategic Fund Limited Obligation Adjustable Revenue Refunding Bonds, Detroit Edison Co., Pollution Control Bonds Project, 1.45%, 9/01/21(a)(b)(c)	$600,000	$598,506
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Consumers Energy Co., 1.80%, 10/01/24(a)(b)(c)	500,000	504,865
		4,720,923

Minnesota – 0.9%
Brooklyn Center MFH Development Variable Revenue Bonds, Sonder House Apartments Project, 1.35%, 7/01/22(a)(b)(c)	1,500,000	1,500,585
City of Shakopee Senior Housing Revenue Bonds, Benedictine Living Community of Shakopee LLC Project, 5.85%, 11/01/25(a)(b)(c)(d)	250,000	238,165
Goodhue County Education District No. 6051 COPS, 5.00%, 2/01/21	340,000	349,428
Minnesota State HFA Housing Bonds, White Oak Estates, Series F (HUD Sector 8 Program), 1.35%, 8/01/21	1,000,000	1,000,370
		3,088,548

Mississippi – 0.2%
Mississippi State Hospital Equipment & Facilities Authority Adjustable Revenue Refunding Bonds, North Mississippi Health, 5.00%, 3/01/27(a)(b)(c)	250,000	295,025
Mississippi State Hospital Equipment & Facilities Authority Revenue Refunding Bonds, Forrest Country General Hospital Project, 5.00%, 1/01/24	400,000	441,292
		736,317

	Par	Value

Missouri – 1.5%
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Refunding Bonds, A.T. Still University Health Science, 5.00%, 10/01/22	$725,000	$750,157
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System, Inc., 5.00%, 11/15/30	250,000	277,908
RBC Municipal Products Inc., Trust Floater Certificates Revenue Bonds, Series C-16 for Missouri Health (Royal Bank of Canada LOC), 0.29%, 5/11/20(a)(c)(d)(e)	4,000,000	4,000,000
Saint Louis County IDA Senior Living Facilities Revenue Refunding Bonds, Friendship Village St. Louis, 5.00%, 9/01/48	300,000	248,751
		5,276,816

Nebraska – 0.2%
Central Plains Energy Gas Project Revenue Bonds, Project No. 3, 5.00%, 9/01/22	500,000	527,390
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, 4.00%, 8/01/25(a)(b)(c)	225,000	243,311
		770,701

Nevada – 1.9%
Clark County School District GO Limited Refunding Bonds, Series C, Building, 5.00%, 6/15/23	500,000	544,700
Clark County School District GO Limited Refunding Bonds, Series D, 5.00%, 6/15/23	300,000	326,820
Clark County School District GO Limited Refunding Bonds, Series E, 5.00%, 6/15/25	1,330,000	1,506,212

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Nevada (Continued)
Clark County Stadium Improvement GO Limited Bonds, Series A, 5.00%, 5/01/48	$500,000	$578,250
Director of the State of Nevada Department of Business & Industry Variable Revenue Bonds (AMT), Republic Services Project, 1.47%, 6/01/20(a)(b)(c)(d)	400,000	399,960
Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/01/43	250,000	258,845
Las Vegas New Convention & Visitors Authority Revenue Bonds, Series B, 5.00%, 7/01/37	1,000,000	1,047,070
Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/01/49	100,000	81,336
Nevada State Housing Division Multi-Unit Holding Revenue Bonds, Silver Terrace Apartments, 1.19%, 4/01/21(a)(b)(c)	500,000	499,460
Reno Sales Tax Revenue Refunding Bonds, First Lien, Retrac-Reno Transportation Rail Access Corridor Project, 5.00%, 6/01/48	500,000	525,935
Sparks Nevada Tourism Improvement District No. 1 Revenue Refunding Bonds, Series A, Sales Tax Senior Lien, 2.50%, 6/15/24(d)	350,000	336,689
Washoe County Water Facilities Variable Revenue Refunding Bonds (AMT), Sierra Pacific, 2.05%, 4/15/22(a)(b)(c)	500,000	503,410
		6,608,687

	Par	Value

New Hampshire – 0.8%
National Finance Authority Exempt Facilities Revenue Refunding Bonds (AMT), Emerald Renewable Diesel LLC Project, 2.00%, 8/31/20(a)(b)(c)(d)	$2,000,000	$2,002,320
National Finance Authority Municipal Certificates Revenue Bonds, Series 1-A, 4.13%, 1/20/34	722,642	692,884
		2,695,204

New Jersey – 3.1%
Garden State Preservation Trust Open Space & Farmland Preservation Revenue Bonds, Series A (AGM Insured), 5.75%, 11/01/28	1,140,000	1,415,823
New Jersey State EDA Energy Facility Revenue Bonds, Series A (AMT), UMM Energy Partners,
5.00%, 6/15/37	100,000	104,444
5.12%, 6/15/43	350,000	365,589
New Jersey State EDA Motor Vehicle Surcharge Revenue Refunding Bonds, Subseries A, 3.38%, 7/01/30	250,000	229,265
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project,
5.00%, 1/01/24	150,000	155,619
5.25%, 1/01/25	100,000	104,313
5.37%, 1/01/43	100,000	101,650
New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Unrefunded Balance, 5.00%, 3/01/21	400,000	404,556
New Jersey State EDA Revenue Refunding Bonds, Series A, United Methodist Homes, 5.00%, 7/01/29	100,000	97,344
New Jersey State EDA Revenue Refunding Bonds, Series XX, 5.00%, 6/15/23	170,000	174,561
New Jersey State EDA Special Facility Revenue Refunding Bonds (AMT), Port Newark Container, 5.00%, 10/01/47	100,000	103,053

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New Jersey (Continued)
New Jersey State EDA Water Facilities Revenue Refunding Bonds (AMT), New Jersey American Water Co., Inc. Project, 2.20%, 12/03/29(a)(b)(c)	$775,000	$759,508
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Valley Health System Obligated Group Series,
5.00%, 7/01/32	500,000	582,640
5.00%, 7/01/33	1,000,000	1,158,360
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	625,000	632,513
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Bonds, Series A, 5.25%, 12/15/22	1,000,000	1,031,140
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding Bonds, 5.00%, 12/15/25	100,000	103,632
New Jersey State Turnpike Authority Revenue Bonds, Series A,
5.00%, 1/01/27	305,000	358,210
5.00%, 1/01/33	230,000	251,468
New Jersey State Turnpike Authority Turnpike Revenue Refunding Bonds, Series E, 5.00%, 1/01/31	255,000	299,865
Newark Housing Authority Port Newark Marine Terminal Rental Revenue Refunding Bonds, Additional Newark Redevelopment Project (NATL Insured), 5.25%, 1/01/24	500,000	532,155
Union County Utilities Authority Resource Recovery Facility Lease Revenue Refunding Bonds (AMT), Series A, Covanta Union, Inc., 5.25%, 12/01/31	1,500,000	1,566,480
		10,532,188

	Par	Value

New Mexico – 0.3%
New Mexico State Hospital Equipment Loan Council Variable Revenue Bonds, Series B, 5.00%, 8/01/25(a)(b)(c)	$500,000	$566,795
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds, Series A, 5.00%, 5/01/25(a)(b)(c)	275,000	309,273
		876,068

New York – 6.8%
Hudson Yards Infrastructure Corp., Senior Revenue Bonds Fiscal 2012, 5.75%, 2/15/47	300,000	309,801
Liberty Development Corp., Revenue Bonds, 5.50%, 10/01/37	110,000	140,821
Long Island Power Authority Electric System Revenue Bonds, 5.00%, 9/01/35	300,000	351,222
Metropolitan Transportation Authority Revenue BANS, Series A-1, 5.00%, 2/01/23	750,000	747,097
Metropolitan Transportation Authority Revenue BANS, Series A-2S, 4.00%, 2/01/22	750,000	736,027
Metropolitan Transportation Authority Revenue BANS, Series B-2A, 5.00%, 5/15/21	875,000	871,150
Metropolitan Transportation Authority Revenue BANS, Series D2, 4.00%, 7/01/20	200,000	199,426
Metropolitan Transportation Authority Revenue BANS, Series E, 4.00%, 9/01/20	500,000	496,875
Metropolitan Transportation Authority Revenue Bonds, Series A-1-Group 1, Green Bond, 5.00%, 11/15/49	500,000	501,165
Metropolitan Transportation Authority Transportation Revenue Bonds, Series E, 4.00%, 11/15/23	535,000	519,218

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New York (Continued)
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Green Bonds, Climate, 4.00%, 11/15/22	$730,000	$714,188
Metropolitan Transportation Authority, New York Transportation Variable Rate Revenue Refunding Bonds, Subseries G-3, (SIFMA Municipal Swap Index Yield + 0.43%), 0.65%, 2/01/25(a)(c)	1,000,000	909,790
Nassau County Local Economic Assistance Corp., Revenue Refunding Bonds, South Nassau Communities Hospital Project, 5.00%, 7/01/21	715,000	742,778
New York City Housing Development Corp., MFH Revenue Bonds, Series C-2-A, 2.35%, 7/01/22	500,000	504,035
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series DD1, 5.00%, 6/15/48	1,000,000	1,154,950
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 4.00%, 11/01/40	400,000	432,260
New York GO Unlimited Bonds, Series 1, 4.00%, 8/01/27	625,000	713,788
New York GO Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/01/42	250,000	290,653
New York State Convention Center Development Corp., Revenue Refunding Bonds, Hotel Unit Fee Secured, 5.00%, 11/15/40	600,000	624,870
New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Fordham University, 4.00%, 7/01/50	600,000	621,282

	Par	Value

New York (Continued)
New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, 4.00%, 7/01/50	$1,000,000	$1,009,730
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Catholic Health System Obligated, 5.00%, 7/01/36	400,000	462,452
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, Barnard College, 4.00%, 7/01/49	300,000	311,883
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Master Boces Program (State Aid Withholding), 5.00%, 8/15/26	455,000	545,486
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Northwell Health Obligated Group, 5.00%, 5/01/24(a)(b)(c)	1,250,000	1,376,512
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Memorial Sloan Kettering Cancer Center, 5.00%, 7/01/42	200,000	229,790
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Montefiore Obligated Group, 4.00%, 9/01/50	1,000,000	934,230
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 4.00%, 2/15/39	500,000	546,240
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, 5.00%, 2/15/44	400,000	448,564

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New York (Continued)
New York State Housing Finance Agency Variable Revenue Refunding Bonds, Affordable Housing (SonyMA Insured), 1.80%, 5/01/50(b)(c)	$315,000	$315,000
New York State Liberty Development Corp., Revenue Refunding Bonds, Class 2, 3 World Trade Center Project,
5.15%, 11/15/34(d)	500,000	495,455
5.37%, 11/15/40(d)	150,000	147,345
New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 214 (AMT),
2.85%, 4/01/22	360,000	369,238
2.90%, 10/01/22	140,000	144,571
Niagara Frontier Transportation Authority Revenue Refunding Bonds (AMT), Buffalo Niagara International Airport, 5.00%, 4/01/26	250,000	289,580
Onondaga County Trust Cultural Resource Revenue Refunding Bonds, Syracuse University Project, 4.00%, 12/01/47	500,000	540,120
Port Authority of New York & New Jersey Consolidated 211th Revenue Refunding Bonds, 5.00%, 9/01/48	830,000	941,892
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 218 (AMT), 5.00%, 11/01/31	1,000,000	1,187,540
Sales Tax Asset Receivable Corp., Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/30	245,000	282,181
Suffolk County New York GO Limited TANS, Series I, 2.50%, 7/23/20	1,000,000	999,350
Yonkers Economic Development Corp., Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	100,000	92,746
		23,251,301

	Par	Value

North Carolina – 1.2%
North Carolina State Medical Care Commission Health Care Facilities Revenue Refunding Bonds, Vidant Health, 5.00%, 6/01/45	$500,000	$538,630
North Carolina State Medical Care Commission Hospital Variable Revenue Bonds, Series B, Moses Cone Health System, 0.12%, 5/04/20(a)(c)(e)	700,000	700,000
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, 4.00%, 1/01/25	250,000	245,095
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, United Church Services, 5.00%, 9/01/37	155,000	144,922
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/01/49	100,000	99,084
North Carolina State Turnpike Authority Revenue Refunding Bonds, Senior Lien, 5.00%, 1/01/40	550,000	578,567
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway, 4.00%, 1/01/55	200,000	176,602
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/01/49	500,000	568,755

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

North Carolina (Continued)
Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/01/36	$500,000	$578,470
University of North Carolina At Chapel Hill Revenue Bonds, University of North Carolina Hospital, 4.00%, 2/01/38	350,000	382,501
		4,012,626

North Dakota – 0.4%
University of North Dakota COPS, Infrastructure Energy Improvement, 5.00%, 4/01/48	500,000	569,215
Watford City North Dakota State Aid Certificates Indebtedness Revenue Refunding Bonds (AGM Insured), 3.00%, 12/01/23	800,000	836,472
		1,405,687

Ohio – 3.5%
Allen County Ohio Hospital Facilities Revenue Refunding Bonds, Bon Secours Mercy Health, Inc., 5.00%, 12/01/28	400,000	481,168
American Municipal Power Ohio, Inc., Revenue BANS, Carey Village Project, Electric System (State Standby Note Purchase Insured), 2.25%, 12/03/20	765,000	767,134
American Municipal Power-Ohio, Inc., Revenue Refunding Bonds, Combined Hydroelectric Projects,
5.00%, 2/15/23	600,000	663,078
5.00%, 2/15/24	1,000,000	1,137,510
American Municipal Power-Ohio, Inc., Variable Revenue Refunding Bonds, Series A, 2.30%, 2/15/22(a)(b)(c)	1,250,000	1,240,450
Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Senior-Class 2, Series B-2,
4.00%, 6/01/39	650,000	683,046
5.00%, 6/01/55	550,000	489,505

	Par	Value

Ohio (Continued)
Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Refunding Bonds, Playhouse Square Foundation Project, 5.50%, 12/01/43	$175,000	$162,159
Cleveland-Cuyahoga County Port Authority Euclid Avenue Development Corp., Revenue Refunding Bonds, 5.00%, 8/01/23	370,000	401,868
Conotton Valley Union Local School District COPS, School Facilities Project (FHLMC Insured), 4.00%, 12/01/42	500,000	531,055
Franklin County Convention Facilities Authority Hotel Project Revenue Bonds, Greater Columbus Convention Center,
5.00%, 12/01/34	170,000	146,783
5.00%, 12/01/35	525,000	446,670
5.00%, 12/01/36	305,000	255,883
Franklin County MFH Variable Revenue Bonds, Sawyer & Trevitt Project, 1.77%, 6/01/20(i)	200,000	200,054
Franklin County Revenue Bonds, Series A, 5.00%, 12/01/36	300,000	344,397
Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.13%, 12/01/49	100,000	78,982
Miami Valley Career Technology Center GO Unlimited Bonds, 4.00%, 12/01/37	250,000	278,468
Ohio State Air Quality Development Authority Revenue Refunding Bonds (AMT), American Electric Power Company Project, 2.10%, 10/01/24(a)(b)(c)	500,000	484,775
Ohio State Air Quality Development Authority Revenue Refunding Bonds, Ohio Valley Electric Corp., 3.25%, 9/01/29	50,000	45,827
Ohio State Hospital Revenue Refunding Bonds, Series A, 4.00%, 1/15/50	325,000	322,705

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Ohio (Continued)
Ohio State Housing Finance Agency MFH Revenue Notes, Wesley Tower Apartments Project, 1.40%, 6/01/21(a)(b)(c)	$1,500,000	$1,501,005
Ohio State Water Development Authority Water PCR Loan Fund Bonds, Series A, 5.00%, 12/01/50	1,000,000	1,226,740
		11,889,262

Oklahoma – 1.5%
Bryan County School Finance Authority Educational Facilities Lease Revenue Refunding Bonds, Durant Public Schools Project, 4.00%, 12/01/23	620,000	678,280
Carter County Public Facilities Authority Educational Facilities Lease Revenue Bonds, 5.00%, 9/01/27	500,000	576,095
Kingfisher Special Projects Authority Educational Facilities Lease Revenue Bonds, Kingfisher Public Schools Project, 4.00%, 3/01/24	550,000	603,812
Muskogee Industrial Trust Educational Lease Revenue Bonds, Muskogee Public Schools Project, 5.00%, 9/01/23	900,000	998,829
Oklahoma County Finance Authority Revenue Refunding Bonds, Series A, Epworth Villa Project, 5.88%, 4/01/30	50,000	46,226
Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/01/24	590,000	637,365
Wagoner County School Development Authority Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project,
4.00%, 9/01/23	1,060,000	1,147,588
4.00%, 9/01/28	300,000	347,538
		5,035,733

	Par	Value

Oregon – 1.0%
Metro GO Unlimited Bonds, Series A, 4.00%, 6/01/34	$580,000	$682,567
Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Adventist Health System, 5.00%, 3/01/25(a)(b)(c)	500,000	549,945
Multnomah County School District No. 1J Portland GO Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/24	250,000	288,747
Oregon State Housing & Community Services Department Housing Development Revenue Bonds, Series I, Ya Po Ah Terrace Project (HUD Sector 8 Program), 2.20%, 5/01/21(a)(b)(c)	500,000	504,170
Port of Portland Airport Revenue Refunding Bonds, Portland International Airport, 5.00%, 7/01/40	615,000	712,238
Port of Portland Airport Revenue Refunding Bonds, Portland International Airport (AMT), 5.00%, 7/01/25	750,000	845,400
		3,583,067

Pennsylvania – 4.9%
Allegheny County Hospital Development Authority Revenue Refunding Bonds, University of Pittsburgh Medical Center, 5.00%, 7/15/21	100,000	104,001
Berks County Municipal Authority Revenue Refunding Bonds, Series B, Tower Health Project,
5.00%, 2/01/25(a)(b)(c)	500,000	541,260
5.00%, 2/01/27(a)(b)(c)	500,000	555,010
Commonwealth Financing Authority Taxable Revenue Refunding Bonds, Series B-1, 5.00%, 6/01/26	300,000	348,252
Cumberland County Municipal Authority Revenue Bonds, AICUP Financing Program-Messiah College Project, 3.75%, 4/30/22(a)(b)(c)	500,000	500,000

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Pennsylvania (Continued)
Delaware County Authority Neumann University Revenue Bonds, 5.00%, 10/01/20	$375,000	$378,157
Delaware Valley Regional Financial Authority Revenue Bonds, Series A (AMBAC Insured), 5.50%, 8/01/28	200,000	249,438
Doylestown Hospital Authority Revenue Bonds, Series A, Doylestown Hospital, 5.00%, 7/01/49	165,000	170,620
Lancaster County GO Unlimited Refunding Bonds, Series A, 4.00%, 11/01/25	275,000	313,187
Lancaster County Hospital Authority Healthcare Facilities Revenue Bonds, Series B, Maravian Manors, Inc., Project, 2.87%, 12/15/23	250,000	235,148
Lehigh County General Purpose Authority Revenue Refunding Bonds, Muhlenberg College Project, (SIFMA Municipal Swap Index Yield + 0.58%), 0.80%, 11/01/24(a)(c)	480,000	480,475
Lehigh County IDA Revenue Refunding Bonds, PPL Electric Utilities Corp., Project, 1.80%, 8/15/22(a)(b)(c)	330,000	325,717
Luzerne County IDA Revenue Refunding Bonds (AMT), Pennsylvania-American Water Co., Project, 2.45%, 12/03/29(a)(b)(c)	750,000	769,425
Octorara Area School District GO Limited Refunding Bonds (AGM State Aid Withholding), 4.00%, 4/01/27	700,000	802,865
Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc., Project, 1.90%, 8/03/20(a)(b)(c)	750,000	750,000

	Par	Value

Pennsylvania (Continued)
Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), Republic Services, 1.95%, 7/15/20(a)(b)(c)	$900,000	$900,117
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1,
5.00%, 4/15/24	1,200,000	1,331,472
5.00%, 4/15/25	200,000	226,088
4.00%, 4/15/45	500,000	507,795
Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Thomas Jefferson University, 5.00%, 9/01/39	500,000	529,295
Pennsylvania State Higher Educational Facilities Authority Variable Revenue Refunding Bonds, AICUP Financing Program-York College of Pennsylvania Project, 2.87%, 4/30/21(a)(b)(c)	500,000	500,000
Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds (AMT), Series 125A, 2.38%, 10/01/25	1,210,000	1,233,534
Pennsylvania State Housing Finance Agency Special Limited Obligation MFH Revenue Bonds, Norris Homes Phase V, 1.40%, 1/01/23(a)(b)(c)	1,000,000	998,030
Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.70%), 0.92%, 12/01/23(c)	500,000	488,580
Philadelphia Airport Revenue Refunding Bonds, Series B (AMT),
5.00%, 7/01/30	495,000	563,607
5.00%, 7/01/33	400,000	448,212
5.00%, 7/01/35	100,000	111,322

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Pennsylvania (Continued)
Philadelphia Airport Revenue Refunding Bonds, Series D (AMT), 5.00%, 6/15/21	$350,000	$351,340
Philadelphia Authority for Industrial Development Temple University Revenue Refunding Bonds, Series 1-2015, 5.00%, 4/01/33	400,000	451,236
Philadelphia Authority for Industrial Development University Revenue Refunding Bonds, Saint Joseph’s University, 4.00%, 11/01/45	500,000	502,055
Philadelphia School District GO Limited Bonds, Series A (State Aid Withholding), 4.00%, 9/01/35	300,000	331,011
Philadelphia School District GO Limited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 9/01/33	500,000	608,245
Wilkes-Barre Area School District GO Limited Bonds (BAM State Aid Withholding), 5.00%, 4/15/23	200,000	220,202
		16,825,696

Puerto Rico – 0.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series A, Senior Lien, 5.25%, 7/01/42	525,000	493,500
Puerto Rico Electric Power Authority Power Revenue Bonds, Series TT-RSA-1,
5.00%, 7/01/32(j)	65,000	38,594
5.00%, 7/01/37(j)	240,000	142,500
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds, Series ZZ-RSA-1, 5.25%, 7/01/23(j)	175,000	103,906

	Par	Value

Puerto Rico (Continued)
Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1, 4.75%, 7/01/53	$90,000	$81,428
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue CABS, Series A-1, 0.00%, 7/01/27(g)	225,000	169,472
		1,029,400

Rhode Island – 0.1%
Rhode Island Commerce Corp., First Lien Special Facility Revenue Refunding Bonds, Rhode Island Airport Corp., International, 5.00%, 7/01/31	500,000	519,735

South Carolina – 0.6%
Connector 2000 Association, Inc. Toll Road Revenue CABS, Senior Series A-1, 0.00%, 1/01/32(g)	400,000	158,100
South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Prisma Health Obligated Group,
5.00%, 5/01/38	400,000	432,656
5.00%, 5/01/43	415,000	445,478
South Carolina State Jobs EDA Hospital Variable Revenue Bonds, Bon Secours Mercy Health, 5.00%, 10/01/25(a)(b)(c)	850,000	959,080
		1,995,314

Tennessee – 0.9%
Greeneville Health & Educational Facilities Board MFH Revenue Bonds, People RD Portfolio Project, 1.45%, 12/01/21(a)(b)(c)	500,000	502,840
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Bonds, Vanderbilt University Medical Center, 5.00%, 7/01/46	100,000	107,736

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Tennessee (Continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 3.00%, 10/01/24	$520,000	$509,236
Metropolitan Government of Nashville & Davidson County Health & Education Facilities Board Revenue Bonds, Vanderbilt Medical Center, 5.00%, 7/01/40	400,000	434,876
Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT), 5.00%, 7/01/39	1,000,000	1,136,550
Tennessee State Energy Acquisition Corp., Revenue Bonds, Series A, Gas Project, 4.00%, 5/01/23(a)(b)(c)	400,000	415,444
		3,106,682

Texas – 6.5%
Austin Airport System Revenue Bonds, Series A, 5.00%, 11/15/46	380,000	419,159
Austin Airport System Revenue Bonds, Series B (AMT), 5.00%, 11/15/32	100,000	114,318
Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/01/32	400,000	375,720
Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/01/40	200,000	201,396
Central Regional Mobility Authority Revenue Refunding Bonds, Series A, Senior Lien,
5.00%, 1/01/22	300,000	319,017
5.00%, 1/01/33	635,000	662,172
Central Texas Regional Mobility Authority Revenue Refunding Bonds, Senior Lien, Series A, 5.00%, 1/01/49	500,000	538,455

	Par	Value

Texas (Continued)
Dallas Independent School District GO Unlimited Bonds, 2020-Multi-Modal (PSF, Gtd), Unrefunded Balance, 5.00%, 2/15/22(a)(b)(c)	$195,000	$207,369
Dallas Texas Housing Finance Corp., Estates at Shiloh Revenue Bonds, 1.51%, 7/01/23(a)(b)(c)	500,000	498,540
Dallas-Fort Worth International Airport Improvement Revenue Bonds, Series B, 5.00%, 11/01/44	350,000	367,878
Dallas-Fort Worth International Airport Joint Improvement Revenue Bonds, Series C, 5.00%, 11/01/34	445,000	480,653
Dallas-Fort Worth International Airport Revenue Bonds, Series H (AMT), 5.00%, 11/01/42	400,000	412,004
El Paso Texas Airport Revenue Bonds (AMT), 5.00%, 8/15/27	350,000	407,557
Grand Parkway Transportation Corp., System Toll Revenue Refunding Bonds, Grand Parkway System - First, 4.00%, 10/01/45	1,250,000	1,328,137
Gulf Coast Waste Disposal Authority Variable Revenue Bonds, Series B, Exxonmobil Project (AMT), 0.15%, 5/04/20(a)(c)(e)	750,000	750,000
Harris County Cultural Education Facilities Finance Corp., Variable Revenue Bonds, Memorial Hermann Health System,
5.00%, 12/01/22(a)(b)(c)	100,000	108,705
5.00%, 12/01/24(a)(b)(c)	1,000,000	1,132,380
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Hospital Memorial Hermann Health, 5.00%, 12/01/25	300,000	321,987

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Texas (Continued)
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Children’s Hospital, 4.00%, 10/01/38	$350,000	$386,907
Harris County Health Facilities Development Corp., Variable Revenue Refunding Bonds, Methodist Hospital System, 0.09%, 5/04/20(a)(c)(e)	500,000	500,000
Houston Airport System Revenue Refunding Bonds, Series B-2 (AMT), 5.00%, 7/15/20	200,000	199,326
Houston Airport System Revenue Refunding Bonds, Subseries D, 5.00%, 7/01/22	150,000	160,701
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment, 5.00%, 9/01/36	510,000	498,729
Leander Independent School District GO Unlimited CABS, Series C, School Building (PSF, Gtd), Prerefunded, 0.00%, 8/15/24(k)	1,000,000	324,970
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Presbyterian Village North Project, 5.25%, 10/01/49	100,000	81,142
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Westminster Manor Project, 5.00%, 11/01/31	250,000	259,248
North Texas Tollway Authority Revenue Refunding Bonds, Series A, 5.00%, 1/01/26	70,000	77,749
Northside Texas Independent School District GO Unlimited Refunding Bonds (PSF, Gtd), 1.60%, 8/01/24(a)(b)(c)	350,000	347,851

	Par	Value

Texas (Continued)
Northside Texas Independent School District Variable GO Unlimited Bonds (PSF, Gtd), 2.75%, 8/01/23(a)(b)(c)	$1,000,000	$1,035,210
Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding Bonds (AMT), Jefferson Gulf Coast Energy Project, 4.00%, 1/01/50(d)	375,000	277,414
San Antonio Airport System Revenue Refunding Bonds, Subordinate Lien, Series A (AMT), 5.00%, 7/01/30	250,000	287,490
San Antonio Housing Trust Finance Corp., MFH Variable Revenue Bonds, Majestic Ranch Apartments (FHA 221(D4) Insured), 1.40%, 1/01/22(a)(b)(c)	1,000,000	1,000,290
San Antonio Water Variable Revenue Bonds, Series A, Junior Lien, 2.62%, 5/01/24(a)(b)(c)	1,125,000	1,165,624
Tarrant County Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds, Cook Children’s Medical Center, 4.00%, 12/01/45	1,030,000	1,089,740
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility Revenue Refunding Bonds, Buckner Retirement Services, 5.00%, 11/15/20	185,000	187,962
Tarrant County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Health Resources System Obligation,
5.00%, 2/15/34	400,000	460,676
5.00%, 2/15/47	700,000	783,293
Texas State PFA Lease Revenue Refunding Bonds, 4.00%, 2/01/36	250,000	287,720

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Texas (Continued)
Texas State Private Activity Bond Surface Transportation Corp., Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	$500,000	$521,615
Texas State Private Activity Bond Surface Transportation Corp., Revenue Bonds (AMT), Senior Lien, Blueridge Transportation,
5.00%, 12/31/45	500,000	483,825
5.00%, 12/31/55	200,000	189,500
Texas State Private Activity Bond Surface Transportation Corp., Revenue Refunding Bonds, Senior Lien, North Tarrant Express, 4.00%, 12/31/38	750,000	730,695
Texas State Transportation Commission Central Turnpike System Revenue Refunding Bonds, Series A, 5.00%, 8/15/39	750,000	897,090
Texas State Transportation Commission Central Turnpike System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 8/15/42	100,000	103,534
Texas State Transportation Commission First Tier Toll Revenue Bonds, State Highway, 5.00%, 8/01/57	100,000	101,693
Texas State Transportation Commission First Tier Toll Revenue CABS, 0.00%, 8/01/29(g)	480,000	329,218
Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 4.00%, 10/15/38	500,000	568,465
		21,983,124

Utah – 0.5%
Murray City Hospital Variable Revenue Bonds, Series B, IHC Health Services, Inc., 0.09%, 5/04/20(a)(c)(e)	700,000	700,000

	Par	Value

Utah (Continued)
Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/01/47	$350,000	$380,264
Utah State Housing Corp., MFH Revenue Bonds, Lincoln Apartments Project, 1.54%, 8/01/21(a)(b)(c)	500,000	500,860
		1,581,124

Virginia – 2.8%
Botetourt County Residential Care Facility Revenue Refunding Bonds, Series A, Glebe, Inc., 4.75%, 7/01/23	225,000	222,973
Chesapeake Bay Bridge & Tunnel District Revenue Bonds, First Tier General Resolution (AGM Insured), 5.00%, 7/01/41	1,000,000	1,143,880
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue BANS, 5.00%, 11/01/23	250,000	265,390
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue Bonds, 5.00%, 7/01/51	500,000	525,540
Chesapeake Transportation System Senior Toll Road Revenue Bonds, Series A, 5.00%, 7/15/47	500,000	510,580
Fairfax County EDA Residential Care Facilities Revenue Bonds, Series A, Vinson Hall LLC, 5.00%, 12/01/42	80,000	77,678
Fairfax County EDA Residential Care Facilities Revenue Refunding Bonds, Series A, Goodwin House, Inc., 5.00%, 10/01/36	150,000	152,792
Fairfax County IDA Health Care Revenue Bonds, Inova Health System, 4.00%, 5/15/42	250,000	255,415
Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 5.00%, 5/15/23(a)(b)(c)	500,000	541,325

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Virginia (Continued)
Fairfax County Redevelopment & Housing Authority MFH Variable Revenue Bonds, Parkwood Apartments Project, 2.21%, 8/01/20(a)(b)(c)	$500,000	$501,160
Fairfax County Water Authority Revenue Refunding Bonds, 5.00%, 4/01/45	500,000	588,945
Hampton Roads Transportation Accountability Commission Revenue BANS, Series A, 5.00%, 7/01/22	750,000	813,180
Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, Senior Lien, 5.50%, 7/01/57	300,000	363,507
James City County EDA Residential Care Facilities Variable Revenue Bonds, United Methodist Home, 6.00%, 6/01/43	64,843	57,469
Spotsylvania County EDA Housing Revenue Bonds, Palmers Creek Apartments Project (FHA 221(D4) GNMA Insured), 1.45%, 2/01/22(a)(b)(c)	500,000	500,525
Virginia Small Business Financing Authority Private Activity Revenue Bonds (AMT), Transform 66 P3 Project,
5.00%, 12/31/49	475,000	478,092
5.00%, 12/31/56	50,000	50,086
Virginia State Small Business Financing Authority Revenue Bonds (AMT), 95 Express Lanes LLC Project, 5.00%, 1/01/44	225,000	221,913
Virginia State Small Business Financing Authority Revenue Bonds (AMT), Senior Lien, 95 Express Lane, 5.00%, 7/01/34	300,000	301,107

	Par	Value

Virginia (Continued)
Virginia State Small Business Financing Authority Revenue Bonds (AMT), Senior Lien, Elizabeth River Crossings OpCo, LLC Project,
4.50%, 1/01/23	$135,000	$135,528
5.00%, 1/01/27	250,000	252,277
Westmoreland County IDA Lease Revenue BANS, Westmoreland Co., High School, 2.00%, 6/01/22	500,000	507,440
York County EDA PCR Bonds, Series A, Electric & Power, 1.90%, 6/01/23(a)(b)(c)	1,000,000	1,014,350
		9,481,152

Washington – 2.5%
Chelan County Public Utility District No.1 Revenue Refunding Bonds, Series A, 4.00%, 7/01/39	1,000,000	1,133,930
King County Public Hospital District No. 1 GO Limited Tax Refunding Bonds, Valley Medical Center, 5.00%, 12/01/26	500,000	572,825
King County School District No. 210 Federal Way GO Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/01/33	500,000	568,995
King County Sewer Revenue Refunding Bonds, 5.00%, 7/01/42	250,000	294,358
Port of Seattle Airport Revenue Bonds Intermediate Lien (AMT), 5.00%, 4/01/44	500,000	550,780
Seattle Municipal Light & Power Variable Revenue Refunding Bonds, (SIFMA Municipal Swap Index Yield + 0.35%), 0.57%, 11/01/22(c)	900,000	885,105
Snohomish County Housing Authority Revenue Bonds, 5.00%, 4/01/21	545,000	562,941
Washington State GO Unlimited Bonds, Series C, 5.00%, 2/01/40	2,000,000	2,475,980

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Washington (Continued)
Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 4.00%, 10/01/34	$500,000	$512,470
Washington State Housing Finance Commission Revenue Bonds, Columbia Park Apartments Project (FHA/GNMA Insured), 1.39%, 7/01/21(a)(b)(c)	1,000,000	1,000,880
		8,558,264

West Virginia – 0.1%
Princeton Hospital Revenue Refunding Bonds, Princeton Community Hospital Project, 5.00%, 5/01/22	500,000	529,775

Wisconsin – 3.0%
Barneveld School District Revenue BANS, 4.00%, 3/01/24	500,000	509,930
Milwaukee Corp., Purpose GO Unlimited Bonds, Series B3, 4.00%, 4/01/26	1,000,000	1,094,410
PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(d)	100,000	87,797
PFA Educational Revenue Bonds, Piedmont Community Charter School,
5.00%, 6/15/39	490,000	522,560
5.00%, 6/15/49	150,000	157,490
PFA Exempt Facilities Revenue Refunding Bonds (AMT), National Gypsum Co., 4.00%, 8/01/35	370,000	310,489
PFA Hospital Revenue Refunding Bonds, Series A, WakeMed Hospital, 4.00%, 10/01/49	500,000	503,320
PFA Revenue Bonds, Roseman University of Health System, 5.00%, 4/01/50(d)	250,000	220,740
PFA Solid Waste Disposal Revenue Refunding Bonds (AMT), Waste Management, Inc., 1.90%, 8/03/20(a)(b)(c)	1,500,000	1,500,000

	Par	Value

Wisconsin (Continued)
University of Wisconsin Hospitals & Clinics Authority Variable Revenue Refunding Bonds, 0.09%, 5/04/20(a)(c)(e)	$750,000	$750,000
Wisconsin State COPS, 5.00%, 3/01/23	500,000	515,965
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series B, Marshfield Clinic, 5.00%, 2/15/24	1,000,000	1,051,050
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Beloit Health System, Inc., 5.00%, 7/01/23	645,000	703,405
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Benevolent Corp., Cedar Community, 5.00%, 6/01/41	250,000	212,100
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 5.00%, 11/15/39	350,000	392,280
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B5, 5.00%, 12/03/24(a)(b)(c)	1,000,000	1,139,570
Wisconsin State Transportation Revenue Refunding Bonds, Series 1, 4.50%, 7/01/33	400,000	422,944
		10,094,050

Total Municipal Bonds (Cost $295,240,982)		288,289,084

	Number of Shares

Investment Companies – 13.2%
iShares National Muni Bond ETF	402,135	44,729,476

Total Investment Companies (Cost $45,657,595)		44,729,476

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Number of Shares	Value

Short-Term Investments – 2.9%

Money Market Fund – 2.9%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(l)	10,007,607	$10,007,607

Total Short-Term Investments (Cost $10,007,607)		10,007,607

Total Investments – 100.8% (Cost $350,906,184)		343,026,167

Liabilities less Other Assets – (0.8)%		(2,839,406)

NET ASSETS – 100.0%		$340,186,761

Percentages shown are based on Net Assets.

(a)	Maturity date represents the puttable date.

(b)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(c)	Variable rate security. Rate as of April 30, 2020 is disclosed.

(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(e)

Rate is determined by a Remarketing Agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(f)	Maturity date represents the prerefunded date.

(g)	Zero coupon bond.

(h)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2020.

(i)	Security has converted to a fixed rate as of June 3, 2019, and will be going forward.

(j)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.

(k)	Zero coupon bond. Maturity date represents the prerefunded date.

(l)	7-day current yield as of April 30, 2020 is disclosed.

Abbreviations:

1M	1 Month
3M	3 Month
AGM	Assured Guarantee Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
EDA	Economic Development Authority
ETF	Exchange-Traded Fund
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	Government Obligation
Gtd	Guaranteed
HFA	Housing Finance Authority
IBC	Insured Bond Certificates

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LOC	Letter of Credit
MFH	Multifamily Housing
NATL	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
SFM	Single Family Mortgage
SIFMA	Securities Industry and Financial Markets Association
SonyMA	State of New York Mortgage Agency
TANS	Tax Anticipation Notes
TRB	Tax Revenue Bonds
USD	United States Dollar

Municipal Issue Type (%)(a)
Revenue Bonds	72.0
General Obligation Unlimited Bonds	7.4
General Obligation Limited Bonds	2.6
Revenue Notes	1.2
Certificates of Participation	0.7
Tax Allocation Bonds	0.3
General Obligation Limited Notes	0.3
Special Assessment Bonds	0.2

Total	84.7

(a)	Percentages shown are based on net assets, excludes Investment Companies, Short-Term Investments and Other.

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Municipal Bond Fund	Level 1	Level 2	Level 3	Totals

Investments
Municipal Bonds	$—	$288,289,084	$—	$288,289,084
Investment Companies	44,729,476	—	—	44,729,476
Short-Term Investments	10,007,607	—	—	10,007,607

Total Investments	$54,737,083	$288,289,084	$—	$343,026,167

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Defensive Bond Fund

	Par	Value

Asset-Backed Securities – 30.0%

Automobile – 9.2%
Ally Auto Receivables Trust, Series 2019-1, Class A4, 3.02%, 4/15/24	$308,000	$319,616
ARI Fleet Lease Trust, Series 2018-B, Class A3, 3.43%, 8/16/27(a)	302,000	308,126
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-1A, Class A, 3.45%, 3/20/23(a)	302,000	293,231
Series 2017-1A, Class A, 3.07%, 9/20/23(a)	307,000	287,258
Series 2017-2A, Class A, 2.97%, 3/20/24(a)	322,000	305,528
Carmax Auto Owner Trust,
Series 2020-2, Class A1, 1.25%, 5/17/21	269,000	269,295
Series 2020-2, Class A2A, 1.75%, 1/17/23	511,000	511,896
Series 2019-1, Class A4, 3.26%, 8/15/24	240,000	249,450
Series 2019-3, Class A3, 2.18%, 8/15/24	479,000	485,624
Series 2019-1, Class B, 3.45%, 11/15/24	129,000	130,349
Chesapeake Funding II LLC,
Series 2017-2A, Class A1, 1.99%, 5/15/29(a)	128,460	127,961
Series 2017-4A, Class C, 2.76%, 11/15/29(a)	142,000	137,570
Series 2019-1A, Class B, 3.11%, 4/15/31(a)	324,000	327,840
Enterprise Fleet Financing LLC, Series 2020-1, Class A2, 1.78%, 12/22/25(a)	262,000	262,898
Ford Credit Auto Lease Trust,
Series 2019-B, Class B, 2.36%, 1/15/23	292,000	291,878
Series 2020-A, Class A4, 1.88%, 5/15/23	158,000	157,465
Ford Credit Auto Owner Trust, Series 2019-A, Class A4, 2.85%, 8/15/24	324,000	336,292
GM Financial Automobile Leasing Trust,
Series 2019-2, Class B, 2.89%, 3/20/23	594,000	596,692
Series 2020-1, Class B, 1.84%, 12/20/23	133,000	130,255

	Par	Value

Automobile (Continued)
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A1, 1.26%, 4/16/21	$170,000	$170,190
Honda Auto Receivables Owner Trust,
Series 2020-1, Class A3, 1.61%, 4/22/24	505,000	510,836
Series 2019-1, Class A4, 2.90%, 6/18/24	302,000	313,445
Series 2019-2, Class A4, 2.54%, 3/21/25	605,000	622,551
Hyundai Auto Lease Securitization Trust,
Series 2019-A, Class A2, 2.92%, 7/15/21(a)	81,803	82,082
Series 2020-A, Class B, 2.12%, 5/15/24(a)	157,000	154,130
Hyundai Auto Receivables Trust,
Series 2020-A, Class A1, 1.20%, 5/17/21	128,000	128,000
Series 2020-A, Class A2, 1.51%, 4/17/23	489,000	488,902
Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 9/15/25	793,000	798,923
Nissan Auto Lease Trust,
Series 2020-A, Class A3, 1.84%, 1/17/23	537,000	542,408
Series 2020-A, Class A4, 1.88%, 4/15/25	256,000	258,521
Nissan Auto Receivables Owner Trust,
Series 2020-A, Class A1, 0.98%, 4/15/21	169,000	169,134
Series 2020-A, Class A2, 1.45%, 12/15/22	281,000	281,211
Series 2019-C, Class A3, 1.93%, 7/15/24	318,000	323,366
Series 2018-B, Class A4, 3.16%, 12/16/24	245,000	254,412
Series 2019-A, Class A4, 3.00%, 9/15/25	308,000	322,463
Prestige Auto Receivables Trust, Series 2019-1A, Class B, 2.53%, 1/16/24(a)	156,000	156,406
Santander Drive Auto Receivables Trust, Series 2020-1, Class A1, 1.65%, 4/15/21	391,000	391,123

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Automobile (Continued)
Toyota Auto Receivables Owner Trust,
Series 2020-B, Class A1, 1.14%, 5/17/21	$209,000	$209,229
Series 2020-B, Class A2, 1.38%, 12/15/22	306,000	307,210
Series 2019-C, Class A3, 1.91%, 9/15/23	119,000	120,946
Series 2019-A, Class A4, 3.00%, 5/15/24	308,000	323,830
Series 2020-A, Class A3, 1.66%, 5/15/24	554,000	561,071
Volkswagen Auto Lease Trust,
Series 2019-A, Class A3, 1.99%, 11/21/22	176,000	175,565
Series 2019-A, Class A4, 2.02%, 8/20/24	143,000	141,485
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/25(a)	761,000	734,792
Wheels SPV 2 LLC, Series 2019-1A, Class A3, 2.35%, 5/22/28(a)	621,000	591,233
World Omni Auto Receivables Trust,
Series 2020-A, Class A3, 1.70%, 1/17/23	412,000	409,284
Series 2019-A, Class A3, 3.04%, 5/15/24	426,000	434,997
Series 2019-C, Class A3, 1.96%, 12/16/24	704,000	715,452
Series 2019-A, Class B, 3.34%, 6/16/25	304,000	312,490
World Omni Automobile Lease Securitization Trust,
Series 2019-B, Class A4, 2.07%, 2/18/25	194,000	192,241
Series 2019-B, Class B, 2.13%, 2/18/25	109,000	107,070
		16,834,222

Automobile Floor Plan – 0.4%
NextGear Floorplan Master Owner Trust,
Series 2018-2A, Class A2, 3.69%, 10/15/23(a)	204,000	201,624
Series 2019-1A, Class A2, 3.21%, 2/15/24(a)	302,000	290,035
Series 2019-2A, Class A2, 2.07%, 10/15/24(a)	263,000	253,677
		745,336

	Par	Value

Commercial Mortgage-Backed Securities – 3.8%
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class A4, 3.02%, 9/10/45	$37,290	$37,932
Series 2013-GC11, Class A3, 2.82%, 4/10/46	471,866	481,065
Commercial Mortgage Trust,
Series 2012-CCRE2, Class A4, 3.15%, 8/15/45	148,000	151,150
Series 2012-CCRE5, Class A3, 2.54%, 12/10/45	475,745	476,585
Series 2013-LC6, Class A4, 2.94%, 1/10/46	320,949	327,351
Series 2015-CR22, Class A3, 3.21%, 3/10/48	81,000	82,337
GS Mortgage Securities Corp. Trust, Series 2012-ALOHA, Class A, 3.55%, 4/10/34(a)	588,000	593,628
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-HSBC, Class A, 3.09%, 7/05/32(a)	532,572	536,702
Series 2012-C8, Class A3, 3.42%, 10/15/45(a)	313,000	310,509
Series 2015-C30, Class ASB, 3.56%, 7/15/48	587,995	608,746
RETL, Series 2019-RVP, Class B, (1M USD LIBOR + 1.55%, 1.55% Floor), 2.36%, 3/15/36(a)(b)	265,000	231,232
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45	438,403	445,133
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 3.00%, 11/15/30(a)	55,000	55,670
Series 2012-6AVE, Class B, 3.30%, 11/15/30(a)	775,000	753,044
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.92%, 10/15/45	333,480	340,884

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Commercial Mortgage-Backed Securities (Continued)
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class A5, 3.07%, 3/15/45	$124,000	$125,800
Series 2012-C8, Class A3, 3.00%, 8/15/45	617,000	628,972
Series 2012-C9, Class A3, 2.87%, 11/15/45	682,488	689,975
		6,876,715

Credit Card – 1.3%
American Express Credit Account Master Trust,
Series 2019-1, Class A, 2.87%, 10/15/24	760,000	789,598
Series 2019-2, Class A, 2.67%, 11/15/24	152,000	157,511
Series 2019-2, Class B, 2.86%, 11/15/24	551,000	565,345
Capital One Multi-Asset Execution Trust, Series 2019-2, Class A2, 1.72%, 8/15/24	24,000	24,483
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.95%, 3/15/25	296,000	298,516
Series 2019-A2, Class A, 2.34%, 6/15/25	622,000	622,611
		2,458,064

Other – 14.7%
Ascentium Equipment Receivables,
Series 2019-1A, Class A3, 2.83%, 5/12/25(a)	603,000	606,567
Series 2019-2A, Class A3, 2.19%, 11/10/26(a)	423,000	418,841
Black Diamond CLO Ltd., Series 2014-1A, Class A1R, (3M USD LIBOR + 1.15%), 2.28%, 10/17/26(a)(b)	39,744	39,514
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, (3M USD LIBOR + 1.05%, 1.05% Floor), 2.74%, 11/20/28(a)(b)	300,000	286,639
California Street CLO XII Ltd., Series 2013-12A, Class AR, (3M USD LIBOR + 1.03%), 2.25%, 10/15/25(a)(b)	420,952	415,356

	Par	Value

Other (Continued)
Canyon Capital CLO Ltd., Series 2014-2A, Class AS, (3M USD LIBOR + 1.25%), 2.47%, 4/15/29(a)(b)	$373,000	$356,964
Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class A1R, (3M USD LIBOR + 0.78%), 1.77%, 4/27/27(a)(b)	228,126	221,775
CARS-DB4 L.P., Series 2020-1A, Class A1, 2.69%, 2/15/50(a)	160,297	153,200
Cerberus Loan Funding XXI L.P., Series 2017-4A, Class A, (3M USD LIBOR + 1.45%, 1.45% Floor), 2.67%, 10/15/27(a)(b)	463,748	452,042
Cerberus Loan Funding XXIII L.P., Series 2018-2A, Class A, (3M USD LIBOR + 1.00%, 1.00% Floor), 2.22%, 4/15/28(a)(b)	364,207	354,137
Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class A1TR, (3M USD LIBOR + 1.53%, 1.53% Floor), 2.75%, 10/15/30(a)(b)	797,000	730,003
CIFC Funding Ltd., Series 2015-4A, Class A1R, (3M USD LIBOR + 1.15%, 1.15% Floor), 2.29%, 10/20/27(a)(b)	300,000	287,599
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, 4/25/47(a)	410,310	400,150
CoreVest American Finance Trust, Series 2018-1, Class A, 3.80%, 6/15/51(a)	317,546	324,497
Daimler Trucks Retail Trust, Series 2019-1, Class A4, 2.79%, 5/15/25(a)	603,000	609,944
Dell Equipment Finance Trust,
Series 2020-1, Class A1, 1.98%, 5/21/21(a)	363,000	363,000
Series 2020-1, Class C, 4.26%, 6/22/23(a)	336,000	335,960
Series 2019-2, Class A3, 1.91%, 10/22/24(a)	147,000	145,311
Series 2019-2, Class B, 2.06%, 10/22/24(a)	198,000	197,041

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
Finance of America HECM Buyout,
Series 2020-HB1, Class M1, 2.10%, 2/25/30(a)	$104,000	$104,322
Series 2019-AB1, Class A, 2.66%, 12/27/49(a)	348,992	344,167
Fortress Credit Opportunities IX CLO Ltd.,
Series 2016-7A, Class BR, (3M USD LIBOR + 2.45%, 2.45% Floor), 3.19%, 12/15/28(a)(b)	395,000	350,528
Series 2017-9A, Series A1T, (3M USD LIBOR + 1.55%), 3.24%, 11/15/29(a)(b)	569,000	533,955
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7I, Class E, (3M USD LIBOR + 7.49%), 8.23%, 12/15/28(b)	302,000	240,765
Great American Auto Leasing, Inc.,
Series 2019-1, Class A4, 3.21%, 2/18/25(a)	302,000	309,408
Series 2019-1, Class B, 3.37%, 2/18/25(a)	308,000	315,016
GreatAmerica Leasing Receivables Funding LLC,
Series 2020-1, Class A3, 1.76%, 8/15/23(a)	192,000	187,726
Series 2018-1, Class B, 2.99%, 6/17/24(a)	306,000	307,843
Hercules Capital Funding Trust,
Series 2018-1A, Class A, 4.60%, 11/22/27(a)	695,000	697,450
Series 2019-1A, Class A, 4.70%, 2/20/28(a)	450,000	451,797
HPEFS Equipment Trust,
Series 2019-1A, Class B, 2.32%, 9/20/29(a)	100,000	98,253
Series 2020-1A, Class C, 2.03%, 2/20/30(a)	334,000	321,975
Ivy Hill Middle Market Credit Fund X Ltd., Series 10A, Class A1AR, (3M USD LIBOR + 1.25%), 2.39%, 7/18/30(a)(b)	273,000	253,750
John Deere Owner Trust, Series 2019-A, Class A4, 3.00%, 1/15/26	299,000	305,308

	Par	Value

Other (Continued)
Kubota Credit Owner Trust,
Series 2020-1A, Class A1, 5/17/21(a)(c)	$100,000	$99,980
Series 2020-1A, Class A2, 12/15/22(a)(c)	212,000	211,979
MelTel Land Funding LLC, Series 2019-1A, Class C, 6.07%, 4/15/49(a)	188,000	170,407
MMAF Equipment Finance LLC,
Series 2017-B, Class A4, 2.41%, 11/15/24(a)	595,000	599,162
Series 2018-A, Class A4, 3.39%, 1/10/25(a)	500,000	512,115
Nassau Ltd., Series 2017-IA, Class A1AS, (3M USD LIBOR + 1.15%), 2.37%, 10/15/29(a)(b)	491,000	462,293
Nationstar HECM Loan Trust,
Series 2019-1A, Class M1, 2.66%, 6/25/29(a)	606,000	585,724
Series 2019-2A, Class M1, 2.36%, 11/25/29(a)	100,000	100,341
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T3, Class AT3, 2.51%, 9/15/52(a)	285,000	275,359
New Residential Mortgage LLC, Series 2018-FNT1, Class A, 3.61%, 5/25/23(a)	357,121	354,077
NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.19%, 1/25/23(a)	491,009	492,173
Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 2.97%, 4/20/32(a)(b)	400,000	379,004
PFS Financing Corp.,
Series 2018-F, Class A, 3.52%, 10/15/23(a)	405,000	406,180
Series 2019-A, Class A2, 2.86%, 4/15/24(a)	603,000	587,651
Series 2019-A, Class B, 3.13%, 4/15/24(a)	603,000	584,165
Silvermore CLO Ltd., Series 2014-1A, Class A1R, (3M USD LIBOR + 1.17%), 2.86%, 5/15/26(a)(b)	108,135	107,091

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
Sound Point CLO XII Ltd.,
Series 2016-2A, Class AR, (3M USD LIBOR + 1.29%, 1.29% Floor), 2.43%, 10/20/28(a)(b)	$301,000	$291,752
Sound Point CLO XVII,
Series 2017-3A, Class A1A, (3M USD LIBOR + 1.22%), 2.36%, 10/20/30(a)(b)	263,000	250,421
Series 2017-3A, Class A1B, (3M USD LIBOR + 1.22%), 2.36%, 10/20/30(a)(b)	263,000	251,031
Telos CLO Ltd.,
Series 2013-3, Class AR, (3M USD LIBOR + 1.30%, 1.30% Floor), 2.43%, 7/17/26(a)(b)	291,517	287,904
Series 2014-5A, Class A1R, (3M USD LIBOR + 0.95%, 0.95% Floor), 2.08%, 4/17/28(a)(b)	247,329	241,861
Towd Point Mortgage Trust,
Series 2017-2, Class A1, 2.75%, 4/25/57(a)	548,286	549,739
Series 2018-2, Class A1, 3.25%, 3/25/58(a)	586,905	597,411
Trinitas CLO V Ltd., Series 2016-5A, Class AR, (3M USD LIBOR +1.39%, 1.39% Floor), 2.38%, 10/25/28(a)(b)	372,000	362,313
VB-S1 Issuer LLC, Series 2016-1A, Class F, 6.90%, 6/15/46(a)	364,000	366,474
VCO CLO LLC, Series 2018-1A, Class A, (3M USD LIBOR +1.50%, 1.50% Floor), 2.64%, 7/20/30(a)(b)	302,000	290,737
Venture XVII CLO Ltd., Series 2014-17A, Class ARR, (3M USD LIBOR + 0.88%), 2.10%, 4/15/27(a)(b)	581,495	549,141
Venture XXIX CLO Ltd., Series 2017-29A, Class A, (3M USD LIBOR + 1.28%), 2.97%, 9/07/30(a)(b)	324,000	306,983
Venture XXV CLO Ltd.,
Series 2016-25A, Class AR, (3M USD LIBOR + 1.23%), 2.37%, 4/20/29(a)(b)	335,000	317,054

	Par	Value

Other (Continued)
Verizon Owner Trust,
Series 2018-A, Class B, 3.38%, 4/20/23	$276,000	$282,844
Series 2019-A, Class A1A, 2.93%, 9/20/23	420,000	429,216
Series 2019-A, Class B, 3.02%, 9/20/23	585,000	598,166
Series 2019-B, Class A1A, 2.33%, 12/20/23	71,000	72,290
Series 2019-B, Class B, 2.40%, 12/20/23	605,000	612,813
Series 2019-C, Class A1A, 1.94%, 4/22/24	759,000	767,123
Series 2019-C, Class B, 2.06%, 4/22/24	375,000	374,550
Volvo Financial Equipment LLC, Series, Series 2019-1A, Class A4, 3.13%, 11/15/23(a)	302,000	306,676
Wellfleet CLO Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 0.91%), 2.05%, 4/20/28(a)(b)	300,000	290,907
West CLO Ltd., Series 2014-2A, Series A1BR, 2.72%, 1/16/27(a)	102,239	100,068
Zais CLO 14 Ltd., Series 2020-14A, Class A1A, (3M USD LIBOR + 1.40%, 1.40% Floor), 1.96%, 4/15/32(a)(b)	697,000	676,257
Zais CLO 7 Ltd., Series 2017-2A, Class A, (3M USD LIBOR + 1.29%), 2.51%, 4/15/30(a)(b)	316,644	293,732

		26,915,967

Whole Loan – 0.6%
BRAVO Residential Funding Trust, Series 2019-1, Class A1C, 3.50%, 3/25/58(a)	453,360	457,130
CIM Trust,
Series 2017-7, Class A, 3.00%, 4/25/57(a)	231,213	228,744
Series 2018-R3, Class A1, 5.00%, 12/25/57(a)	443,060	448,949

		1,134,823

Total Asset-Backed Securities (Cost $55,407,209)		54,965,127

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Number of Shares	Value

Common Stocks – 0.1%

Oil & Gas Services – 0.1%
PHI Group, Inc.(d)(e)*	30,348	$197,262

Total Common Stocks (Cost $252,192)		197,262

	Par(f)

Corporate Bonds – 0.9%

Airlines – 0.2%
American Airlines Pass Through Trust, Series 2016-2, Class A, 3.65%, 6/15/28	$547,734	417,861

Chemicals – 0.1%
Neon Holdings, Inc., 10.12%, 4/01/26(a)	143,000	128,700

Coal – 0.1%
Natural Resource Partners L.P./NRP Finance Corp., 9.12%, 6/30/25(a)	323,000	271,320

Commercial Services – 0.4%
StoneMor Partners L.P./Cornerstone Family Services of West Virginia Subsidiary, 11.50%, 6/30/24(a)(g)	678,721	651,572

Food Service – 0.1%
Aramark Services, Inc., 6.38%, 5/01/25(a)	159,000	165,360

Internet – 0.0%(h)
Expedia Group, Inc., 5/01/25(a)(c)	83,000	84,448

Total Corporate Bonds (Cost $1,761,097)		1,719,261

Foreign Issuer Bonds – 0.1%

Ireland – 0.1%
Cimpress PLC, 7.00%, 6/15/26(a)	175,000	127,067

Total Foreign Issuer Bonds (Cost $148,013)		127,067

	Par(f)	Value

Term Loans – 3.1%(b)

Advertising – 0.4%
ABG Intermediate Holdings 2 LLC, Initial Term Loan, 9/27/24(a)(i)	$474,000	$412,527
CB Poly Investments LLC, Closing Date Term Loan, (3M USD LIBOR+ 4.50%, 1.00% Floor), 5.95%, 8/16/23	377,810	275,801
		688,328

Airlines – 0.1%
Delta Air Lines, Inc., Term Loan, 4/29/23(i)	166,000	165,100

Coal – 0.2%
Murray Energy Corp., Initial Term Loan, (1M USD LIBOR+ 11.00%, 2.00% Floor), 13.00%, 7/31/20	640,000	352,000

Commercial Services – 0.3%
MediaCo Holding, Inc., Term Loan, (1M USD LIBOR+ 7.50%, 1.00% Floor), 8.48%, 11/25/24(j)	714,968	637,583

Oil & Gas Services – 0.4%
PHI Group, Inc., Loan, (3M USD LIBOR+ 7.00%, 1.00% Floor), 8.00%, 9/04/24	746,457	709,134

Retail – 0.3%
General Nutrition Centers, Inc., FILO Term Loan,
(1M USD LIBOR+ 7.00%), 7.41%, 12/31/22	568,000	502,839
12/31/22(i)	21,000	18,591
J.C. Penney Corp., Inc., Loan, (2M USD LIBOR+ 4.25%, 1.00% Floor), 5.86%, 6/23/23	278,009	126,842
		648,272

Telecommunications – 1.3%
Cincinnati Bell, Inc., Tranche B Term Loan, (1M USD LIBOR+ 3.25%, 1.00% Floor), 4.25%, 10/02/24	328,167	320,967
Consolidated Communications, Inc., Initial Term Loan, 10/05/23(i)	331,147	292,512

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par(f)	Value

Telecommunications (Continued)
Frontier Communications Corp.,
Term B-1 Loan,
(3M USD LIBOR+ 3.75%, 0.75% Floor), 5.35%, 6/15/24(k)	$688,266	$ 667,371
(3M USD LIBOR+ 3.75%, 0.75% Floor), 5.21%, 6/15/24(k)	2,300	2,230
LOGIX Holding Co. LLC, Initial Term Loan, (1M USD LIBOR+ 5.75%, 1.00% Floor), 6.75%, 12/22/24	205,026	161,970
Windstream Services LLC, Term Facility, (1M USD LIBOR+ 2.50%), 2.91%, 2/26/21	300,000	293,250
Windstream Services LLC, Tranche B-7 Term Loan, (3M USD Prime Rate+ 4.25%, 1.75% Floor), 7.50%, 2/17/24	305,000	169,528
Xplornet Communications, Inc., Term B Loan, (3M USD LIBOR+ 4.00%, 1.00% Floor), 5.45%, 9/09/21	442,086	430,482

		2,338,310

Transportation – 0.1%

Hanjin International Corp., Initial Term Loan, (1M USD LIBOR+ 2.50%), 2.90%, 10/19/20	158,000	131,140

Total Term Loans (Cost $6,550,130)		5,669,867

	Number of Shares

Warrants – 0.0%(h)

Oil & Gas Services – 0.0%(h)
PHI Group, Inc. (e)(l)*	14,039	91,254

Total Warrants (Cost $110,837)		91,254

	Par	Value

Mortgage-Backed Securities – 2.9%

Federal Home Loan Mortgage Corporation – 1.5%
Multifamily Structured Pass Through Certificates,
Series K024, Class A2, 2.57%, 9/25/22	$52,000	$ 53,889
Series K042, Class A1, 2.27%, 6/25/24	129,675	133,578
Real Estate Mortgage Investment Conduits,
Series 4336, Class WV, 3.00%, 10/15/25	291,735	302,867
Series 4387, Class VA, 3.00%, 2/15/26	382,931	396,731
Series 4220, Class EH, 2.50%, 6/15/28	682,191	705,392
Series 4311, Class QC, 2.25%, 10/15/28	688,528	705,185
Series 4162, Class P, 3.00%, 2/15/33	454,285	476,128
		2,773,770

Federal National Mortgage Association – 0.4%
Interest Strip, Series 284, Class 1, 0.00%, 7/25/27(m)	167,814	158,278
Real Estate Mortgage Investment Conduits,
Series 2014-3, Class AM, 2.50%, 1/25/32	437,900	450,401
Series 2012-144, Class PD, 3.50%, 4/25/42	222,286	235,083
		843,762

Government National Mortgage Association – 1.0%
Series 2010-161, Class B, 3.00%, 7/16/40	100,381	101,019
Series 2011-9, Class C, 3.49%, 9/16/41	21,202	21,214
Series 2012-150, Class IO, 0.68%, 11/16/52(n)	2,382,518	80,609
Series 2014-138, Class A, 2.70%, 1/16/44	217,449	219,522
Series 2014-148, Class A, 2.65%, 11/16/43	546,008	551,860
Series 2015-108, Class IO, 0.83%, 10/16/56(n)	759,209	35,281
Series 2015-47, Class IO, 0.80%, 10/16/56(n)	4,039,950	187,208

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Government National Mortgage Association (Continued)
Series 2015-7, Class IO, 0.74%, 1/16/57(n)	$4,545,663	$ 201,501
Series 2019-39, Class A, 3.10%, 5/16/59	375,284	385,662
		1,783,876

Total Mortgage-Backed Securities (Cost $5,384,611)		5,401,408

	Number of Shares

Investment Companies – 49.5%
Schwab Intermediate-Term U.S. Treasury ETF	452,618	26,582,255
Schwab Short-Term U.S. Treasury ETF	511,750	26,462,593
Vanguard Intermediate-Term Corporate Bond ETF	15,104	1,379,750
Vanguard Mortgage-Backed Securities ETF	100,926	5,514,597
Vanguard Short-Term Corporate Bond ETF	143,551	11,639,115
Vanguard Short-Term Inflation-Protected Securities ETF	389,666	19,253,397
Total Investment Companies (Cost $88,277,487)		90,831,707

	Number of Shares	Value

Short-Term Investments – 13.8%

Money Market Fund – 9.8%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(o)	17,893,943	$ 17,893,943

U.S. Treasury Bills – 4.0%
U.S. Treasury Bill, 0.07%, 5/05/20(p)	4,827,000	4,826,974
U.S. Treasury Bill, 0.08%, 5/12/20(p)	2,519,000	2,518,950

		7,345,924

Total Short-Term Investments (Cost $25,239,844)		25,239,867

Total Investments – 100.4% (Cost $183,131,420)		184,242,820

Liabilities less Other Assets – (0.4)%		(768,172)

NET ASSETS – 100.0%		$183,474,648

Percentages shown are based on Net Assets.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(b)	Variable rate security. Rate as of April 30, 2020 is disclosed.

(c)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2020.

(d)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $6.50 is based on recent trade activity obtained from market makers in the security. During the fiscal year, the Fund purchased $252,192 of this security.

(e)

This restricted security constituted 0.16% of total net assets at April 30, 2020. This security is not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale.

(f)	Par value is in USD unless otherwise indicated.

(g)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

(h)	Amount rounds to less than 0.05%.

(i)	Position is unsettled. Contract rate was not determined at April 30, 2020 and does not take effect until settlement date.

(j)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $89.17 is derived using a pricing model which involves amortized cost and a 10% discount. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower. During the fiscal year, the Fund purchased $714,727 of this security.

(k)	Issuer has defaulted on terms of debt obligation.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

(l)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $6.50 is based on recent trade activity obtained from market makers in the security. During the fiscal year, the Fund purchased $110,837 of this security.

(m)	Zero coupon bond.

(n)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2020 is disclosed.

(o)	7-day current yield as of April 30, 2020 is disclosed.
(p)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Abbreviations:

1M	1 Month

2M	2 Month

3M	3 Month

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

IO	Interest Only

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

PLC	Public Limited Company

Strip	Separate Trading of Registered Interest and Principal

USD	United States Dollar

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Defensive Bond Fund	Level 1	Level 2	Level 3	Totals

Investments
Asset-Backed Securities	$—	$54,965,127	$—	$ 54,965,127
Common Stocks	—	—	197,262	197,262
Corporate Bonds	—	1,719,261	—	1,719,261
Foreign Issuer Bonds	—	127,067	—	127,067
Term Loans	—	5,032,284	637,583	5,669,867
Mortgage-Backed Securities	—	5,401,408	—	5,401,408
Investment Companies	90,831,707	—	—	90,831,707
Short-Term Investments	17,893,943	7,345,924	—	25,239,867
Warrants	—	—	91,254	91,254

Total Investments	$108,725,650	$74,591,071	$926,099	$184,242,820

Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund’s Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Multisector Bond Fund

	Par(a)	Value

Asset-Backed Securities – 0.2%

Other – 0.2%
Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, (Step to 7.00% on 7/26/21), 4.00%, 4/25/58(b)(c)	$87,063	$81,669
Tricon American Homes Trust, Series 2017-SFR1, Class F, 5.15%, 9/17/34(b)	200,000	185,101
		266,770

Whole Loan – 0.0%(d)
Fannie Mae Connecticut Avenue Securities, Series 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%, 2.40% Floor), 2.89%, 5/25/30(e)	35,000	31,285

Total Asset-Backed Securities (Cost $295,294)		298,055

	Number of Shares

Common Stocks – 0.1%

Chemicals – 0.0%(d)
Hexion Holdings Corp., Class B*	434	2,430

Oil & Gas – 0.0%(d)
Battalion Oil Corp.*	363	1,779

Telecommunications – 0.1%
AT&T, Inc.	3,702	112,800

Total Common Stocks (Cost $161,541)		117,009

Convertible Preferred Stocks – 0.3%

Agriculture – 0.3%
Bunge Ltd., 4.88%,	5,250	488,250

Semiconductors – 0.0%(d)
Broadcom, Inc., 8.00%, 9/30/22	62	63,081

Total Convertible Preferred Stocks (Cost $583,180)		551,331

	Par(a)

Convertible Bonds – 0.9%

Biotechnology – 0.3%
BioMarin Pharmaceutical, Inc., 0.60%, 8/01/24	375,000	402,139

	Par(a)	Value

Biotechnology (Continued)
Intercept Pharmaceuticals, Inc., 3.25%, 7/01/23	$55,000	$48,588
PTC Therapeutics, Inc., 3.00%, 8/15/22	45,000	51,505
		502,232

Healthcare - Products – 0.0%(d)
Integra LifeSciences Holdings Corp., 0.50%, 8/15/25(b)	80,000	75,142

Media – 0.3%
DISH Network Corp.,
2.38%, 3/15/24	170,000	142,931
3.37%, 8/15/26	515,000	415,507
		558,438

Oil & Gas – 0.0%(d)
Chesapeake Energy Corp., 5.50%, 9/15/26	205,000	10,250
Nabors Industries, Inc., 0.75%, 1/15/24	80,000	8,800
PDC Energy, Inc., 1.12%, 9/15/21	30,000	24,640
		43,690

Oil & Gas Services – 0.0%(d)
Oil States International, Inc., 1.50%, 2/15/23	70,000	25,434

Pharmaceuticals – 0.0%(d)
Aerie Pharmaceuticals, Inc., 1.50%, 10/01/24(b)	45,000	42,062
Flexion Therapeutics, Inc., 3.37%, 5/01/24	25,000	18,491
		60,553

Semiconductors – 0.0%(d)
Microchip Technology, Inc., 1.63%, 2/15/27	40,000	49,987

Software – 0.1%
Avaya Holdings Corp., 2.25%, 6/15/23	105,000	83,344

Telecommunications – 0.1%
CalAmp Corp., 2.00%, 8/01/25	150,000	112,125

Trucking & Leasing – 0.1%
Greenbrier (The) Cos., Inc., 2.88%, 2/01/24	180,000	144,399

Total Convertible Bonds (Cost $2,024,291)		1,655,344

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Corporate Bonds – 17.7%

Advertising – 0.1%
Lamar Media Corp.,
5.75%, 2/01/26	$40,000	$40,684
3.75%, 2/15/28(b)	85,000	78,253
4.00%, 2/15/30(b)	80,000	73,200
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 8/15/27(b)	5,000	4,775
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)	45,000	37,125
		234,037

Aerospace/Defense – 0.8%
Boeing (The) Co.,
5.15%, 5/01/30	300,000	300,000
5.80%, 5/01/50	300,000	300,000
Moog, Inc., 4.25%, 12/15/27(b)	15,000	14,062
Signature Aviation U.S. Holdings, Inc., 4.00%, 3/01/28(b)	175,000	148,750
Spirit AeroSystems, Inc.,
7.50%, 4/15/25(b)	230,000	226,550
4.60%, 6/15/28	100,000	79,000
TransDigm, Inc.,
6.25%, 3/15/26(b)	260,000	254,475
5.50%, 11/15/27(b)	225,000	190,125
		1,512,962

Airlines – 0.0%(d)
American Airlines Group, Inc., 5.00%, 6/01/22(b)	10,000	5,637

Apparel – 0.1%
Hanesbrands, Inc.,
4.63%, 5/15/24(b)	85,000	84,973
4.88%, 5/15/26(b)	35,000	35,224
William Carter (The) Co.,
5.62%, 3/15/27(b)	110,000	111,514
		231,711

Auto Manufacturers – 1.2%
Ford Motor Co.,
8.50%, 4/21/23	370,000	364,913
9.00%, 4/22/25	435,000	423,581
9.62%, 4/22/30	95,000	94,646
Ford Motor Credit Co. LLC, 4.14%, 2/15/23	500,000	461,250
General Motors Co.,
5.00%, 4/01/35	30,000	25,414
6.60%, 4/01/36	115,000	105,542
5.15%, 4/01/38	35,000	28,831

	Par(a)	Value

Auto Manufacturers (Continued)
General Motors Co.,
6.25%, 10/02/43	$305,000	$266,976
6.75%, 4/01/46	75,000	69,627
General Motors Financial Co., Inc.,
3.20%, 7/06/21	60,000	58,734
3.45%, 4/10/22	165,000	158,898
3.15%, 6/30/22	55,000	52,405
3.70%, 5/09/23	135,000	129,527
		2,240,344

Auto Parts & Equipment – 0.2%
American Axle & Manufacturing, Inc., 6.25%, 4/01/25	120,000	91,380
Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25(b)	23,000	20,873
Delphi Technologies PLC, 5.00%, 10/01/25(b)	47,000	43,945
Goodyear Tire & Rubber (The) Co., 5.00%, 5/31/26	75,000	65,250
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.50%, 5/15/27(b)	105,000	88,987
		310,435

Banks – 0.2%
CIT Group, Inc.,
4.13%, 3/09/21	75,000	73,687
5.00%, 8/01/23	75,000	73,408
5.25%, 3/07/25	130,000	129,415
Provident Funding Associates L.P./PFG Finance Corp., 6.37%, 6/15/25(b)	30,000	25,425
		301,935

Building Materials – 0.4%
Builders FirstSource, Inc.,
6.75%, 6/01/27(b)	130,000	133,900
5.00%, 3/01/30(b)	170,000	145,877
James Hardie International Finance DAC, 4.75%, 1/15/25(b)	240,000	234,096
JELD-WEN, Inc., 4.63%, 12/15/25(b)	43,000	38,265
Masonite International Corp., 5.38%, 2/01/28(b)	40,000	38,100
U.S. Concrete, Inc., 6.37%, 6/01/24	239,000	225,676
		815,914

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Chemicals – 0.2%
Chemours (The) Co.,
7.00%, 5/15/25	$25,000	$23,493
5.38%, 5/15/27	95,000	78,850
Hexion, Inc., 7.87%, 7/15/27(b)	45,000	41,175
Olin Corp.,
5.13%, 9/15/27	15,000	13,701
5.00%, 2/01/30	55,000	48,026
PolyOne Corp., 5/15/25(b)(f)	115,000	116,437
		321,682

Commercial Services – 0.6%
Hertz (The) Corp., 7.12%, 8/01/26(b)	35,000	7,088
MPH Acquisition Holdings LLC, 7.12%, 6/01/24(b)	105,000	93,578
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22(b)	330,000	325,086
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28(b)	295,000	261,753
United Rentals North America, Inc.,
4.63%, 10/15/25	121,000	118,883
5.87%, 9/15/26	40,000	41,100
6.50%, 12/15/26	75,000	77,625
3.88%, 11/15/27	30,000	29,325
4.00%, 7/15/30	230,000	217,350
		1,171,788

Computers – 0.1%
NCR Corp., 8.12%, 4/15/25(b)	25,000	26,500
Presidio Holdings, Inc.,
4.88%, 2/01/27(b)	25,000	24,625
8.25%, 2/01/28(b)	25,000	24,670
Science Applications International Corp., 4.88%, 4/01/28(b)	5,000	4,896
Western Digital Corp., 4.75%, 2/15/26	73,000	74,528
		155,219

Distribution/Wholesale – 0.1%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(b)	35,000	33,209

	Par(a)	Value

Distribution/Wholesale (Continued)
Performance Food Group, Inc., 5.50%, 10/15/27(b)	$45,000	$42,751
Wolverine Escrow LLC, 9.00%, 11/15/26(b)	60,000	41,598
		117,558

Diversified Financial Services – 1.1%
Aircastle Ltd., 5.50%, 2/15/22	148,000	141,137
Ally Financial, Inc.,
4.13%, 2/13/22	77,000	78,019
5.75%, 11/20/25	240,000	246,000
Nationstar Mortgage Holdings, Inc.,
8.12%, 7/15/23(b)	155,000	148,800
9.12%, 7/15/26(b)	75,000	71,719
6.00%, 1/15/27(b)	160,000	136,496
Navient Corp.,
7.25%, 1/25/22	117,000	114,660
6.50%, 6/15/22	20,000	19,350
5.50%, 1/25/23	65,000	60,288
6.13%, 3/25/24	130,000	119,600
5.00%, 3/15/27	180,000	151,560
Quicken Loans, Inc.,
5.75%, 5/01/25(b)	205,000	200,900
5.75%, 5/01/25	65,000	63,700
5.25%, 1/15/28(b)	150,000	145,620
Springleaf Finance Corp.,
6.87%, 3/15/25	60,000	56,742
7.12%, 3/15/26	295,000	278,038
5.38%, 11/15/29	80,000	66,415
		2,099,044

Electric – 0.8%
AES (The) Corp.,
4.00%, 3/15/21	152,000	152,000
5.50%, 4/15/25	36,000	36,900
6.00%, 5/15/26	37,000	38,850
5.12%, 9/01/27	160,000	166,800
Calpine Corp., 5.13%, 3/15/28(b)	415,000	404,625
NRG Energy, Inc.,
5.75%, 1/15/28	205,000	220,375
5.25%, 6/15/29(b)	10,000	10,700
Tallen Energy Supply LLC, 10.50%, 1/15/26(b)	70,000	57,755
Vistra Operations Co. LLC,
5.50%, 9/01/26(b)	160,000	164,720
3.70%, 1/30/27(b)	220,000	216,458
		1,469,183

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Entertainment – 0.2%
AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(b)	$120,000	$105,750
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)	80,000	62,824
Live Nation Entertainment, Inc., 4.75%, 10/15/27(b)	140,000	118,300
Scientific Games International, Inc.,
7.00%, 5/15/28(b)	40,000	28,800
7.25%, 11/15/29(b)	35,000	24,937
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, 11/01/27(b)	60,000	49,800
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.12%, 10/01/29(b)	80,000	75,000
		465,411

Food – 0.6%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
3.50%, 2/15/23(b)	90,000	88,200
4.63%, 1/15/27(b)	90,000	90,900
4.87%, 2/15/30(b)	90,000	91,238
B&G Foods, Inc., 5.25%, 4/01/25	93,000	94,163
JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 6/15/25(b)	32,000	32,360
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
6.50%, 4/15/29(b)	95,000	100,463
5.50%, 1/15/30(b)	5,000	5,063
Kraft Heinz Foods Co.,
5.00%, 6/04/42	65,000	66,030
4.38%, 6/01/46	55,000	52,387
4.87%, 10/01/49(b)	130,000	129,518
Pilgrim’s Pride Corp.,
5.75%, 3/15/25(b)	79,000	79,800
5.87%, 9/30/27(b)	40,000	40,478
Post Holdings, Inc.,
5.00%, 8/15/26	180,000	177,876
5.75%, 3/01/27(b)	71,000	72,686
5.50%, 12/15/29(b)	5,000	5,025
4.63%, 4/15/30(b)	135,000	132,299
		1,258,486

	Par(a)	Value

Food Service – 0.1%
Aramark Services, Inc.,
6.38%, 5/01/25(b)	$115,000	$119,600
4.75%, 6/01/26	15,000	14,325
5.00%, 2/01/28(b)	20,000	19,450
		153,375

Healthcare - Products – 0.0%(d)
Hill-Rom Holdings, Inc., 4.38%, 9/15/27(b)	20,000	20,250
Hologic, Inc., 4.37%, 10/15/25(b)	70,000	70,322
		90,572

Healthcare - Services – 1.5%
Catalent Pharma Solutions, Inc., 4.88%, 1/15/26(b)	55,000	56,375
Centene Corp.,
4.75%, 1/15/25	150,000	154,642
4.75%, 1/15/25(b)	50,000	51,548
4.25%, 12/15/27(b)	150,000	156,937
4.63%, 12/15/29(b)	70,000	76,650
CHS/Community Health Systems, Inc.,
6.25%, 3/31/23	15,000	14,100
6.62%, 2/15/25(b)	340,000	311,950
8.00%, 3/15/26(b)	185,000	177,337
8.00%, 3/15/26	20,000	19,172
DaVita, Inc., 5.12%, 7/15/24	45,000	45,675
Encompass Health Corp.,
4.50%, 2/01/28	65,000	65,000
4.75%, 2/01/30	70,000	70,009
HCA, Inc., 5.37%, 2/01/25	400,000	430,056
IQVIA, Inc., 5.00%, 10/15/26(b)	200,000	206,000
Polaris Intermediate Corp., (100% Cash), 8.50%, 12/01/22(b)(g)	177,000	148,238
Select Medical Corp., 6.25%, 8/15/26(b)	30,000	28,893
Tenet Healthcare Corp.,
6.75%, 6/15/23	570,000	569,430
5.13%, 5/01/25	110,000	102,850
6.25%, 2/01/27(b)	150,000	147,690
		2,832,552

Home Builders – 0.2%
Installed Building Products, Inc., 5.75%, 2/01/28(b)	25,000	24,000
KB Home, 4.80%, 11/15/29	50,000	46,750

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Home Builders (Continued)
Lennar Corp.,
4.75%, 11/15/22	$74,000	$75,480
4.75%, 5/30/25	255,000	262,005
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(b)	35,000	31,675
		439,910

Household Products/Wares – 0.0%(d)
Prestige Brands, Inc., 5.13%, 1/15/28(b)	40,000	40,460

Insurance – 0.0%(d)
AmWINS Group, Inc., 7.75%, 7/01/26(b)	10,000	10,300

Internet – 0.9%
Expedia Group, Inc.,
5/01/25(b)(f)	225,000	229,455
5/01/25(b)(f)	115,000	117,006
3.25%, 2/15/30	160,000	133,547
Netflix, Inc.,
4.88%, 4/15/28	182,000	193,544
5.37%, 11/15/29(b)	65,000	71,390
Uber Technologies, Inc.,
8.00%, 11/01/26(b)	650,000	666,257
7.50%, 9/15/27(b)	290,000	295,829
		1,707,028

Investment Companies – 0.4%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.75%, 2/01/24	55,000	55,138
4.75%, 9/15/24	170,000	159,888
6.25%, 5/15/26	165,000	162,132
5.25%, 5/15/27	415,000	394,254
		771,412

Iron/Steel – 0.2%
Allegheny Technologies, Inc.,
7.87%, 8/15/23	85,000	77,936
5.88%, 12/01/27	60,000	49,500
Cleveland-Cliffs, Inc., 9.87%, 10/17/25(b)	60,000	59,400
Commercial Metals Co., 4.88%, 5/15/23	119,000	118,417
United States Steel Corp.,
6.87%, 8/15/25	20,000	13,500
6.25%, 3/15/26	45,000	28,611
		347,364

	Par(a)	Value

Leisure Time – 0.2%
Carnival Corp., 11.50%, 4/01/23(b)	$200,000	$208,969
Sabre GLBL, Inc.,
5.25%, 11/15/23(b)	93,000	86,025
9.25%, 4/15/25(b)	40,000	42,184
		337,178

Lodging – 0.5%
Boyd Gaming Corp.,
6.37%, 4/01/26	15,000	13,510
6.00%, 8/15/26	55,000	49,775
4.75%, 12/01/27(b)	90,000	77,535
Hyatt Hotels Corp.,
5.38%, 4/23/25	40,000	40,690
5.75%, 4/23/30	75,000	77,478
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28(b)	115,000	100,625
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 9/15/26	61,000	57,797
MGM Resorts International, 5.50%, 4/15/27	195,000	179,156
Wyndham Destinations, Inc.,
5.62%, 3/01/21	150,000	143,625
4.63%, 3/01/30(b)	65,000	55,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/01/25(b)	175,000	155,750
		951,191

Media – 1.6%
Block Communications, Inc., 4.88%, 3/01/28(b)	20,000	19,900
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 5/01/27(b)	215,000	223,245
5.37%, 6/01/29(b)	185,000	195,177
4.75%, 3/01/30(b)	705,000	717,126
4.50%, 8/15/30(b)	105,000	106,344
4.50%, 5/01/32(b)	55,000	54,639
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(b)	65,000	54,113
CSC Holdings LLC,
6.75%, 11/15/21	121,000	126,205
5.50%, 4/15/27(b)	200,000	207,938
5.75%, 1/15/30(b)	220,000	228,731

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Media (Continued)
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 8/15/26(b)	$285,000	$216,600
DISH DBS Corp., 7.75%, 7/01/26	165,000	162,525
Gray Television, Inc., 5.13%, 10/15/24(b)	35,000	34,286
iHeartCommunications, Inc.,
6.37%, 5/01/26	10,000	9,450
8.37%, 5/01/27	675,000	555,660
4.75%, 1/15/28(b)	65,000	56,875
Meredith Corp., 6.87%, 2/01/26	76,000	65,132
Nexstar Broadcasting, Inc., 5.62%, 7/15/27(b)	20,000	19,100
		3,053,046

Mining – 0.3%
Freeport-McMoRan, Inc.,
5.00%, 9/01/27	80,000	78,000
4.13%, 3/01/28	125,000	115,938
4.25%, 3/01/30	265,000	246,741
5.40%, 11/14/34	155,000	145,312
Novelis Corp., 4.75%, 1/30/30(b)	105,000	92,201
		678,192

Office/Business Equipment – 0.0%(d)
CDW LLC/CDW Finance Corp., 4.25%, 4/01/28	95,000	95,437

Oil & Gas – 1.0%
Bruin E&P Partners LLC, 8.87%, 8/01/23(b)	199,000	4,975
California Resources Corp., 8.00%, 12/15/22(b)	164,000	5,740
Centennial Resource Production LLC,
5.38%, 1/15/26(b)	60,000	18,000
6.87%, 4/01/27(b)	105,000	31,500
Continental Resources, Inc.,
4.50%, 4/15/23	30,000	26,531
3.80%, 6/01/24	105,000	87,433
Denbury Resources, Inc., 7.75%, 2/15/24(b)	38,000	6,840
Diamondback Energy, Inc., 3.50%, 12/01/29	15,000	12,888
EQT Corp.,
6.13%, 2/01/25	25,000	23,813
7.00%, 2/01/30	105,000	99,225
Gulfport Energy Corp., 6.00%, 10/15/24	185,000	92,037

	Par(a)	Value

Oil & Gas (Continued)
Gulfport Energy Corp.,
6.37%, 5/15/25	$55,000	$25,861
6.37%, 1/15/26	29,000	13,195
Hess Corp., 5.60%, 2/15/41	70,000	61,233
Montage Resources Corp., 8.87%, 7/15/23	108,000	88,052
Oasis Petroleum, Inc., 6.87%, 3/15/22	59,000	8,703
Occidental Petroleum Corp.,
2.70%, 8/15/22	80,000	69,600
2.70%, 2/15/23	100,000	85,900
2.90%, 8/15/24	405,000	303,750
3.50%, 6/15/25	280,000	202,160
5.55%, 3/15/26	65,000	50,284
3.40%, 4/15/26	20,000	14,200
3.20%, 8/15/26	25,000	18,000
3.00%, 2/15/27	35,000	24,325
3.50%, 8/15/29	70,000	48,300
4.20%, 3/15/48	5,000	2,988
4.40%, 8/15/49	155,000	92,806
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 1/15/25(b)	30,000	26,925
5.25%, 8/15/25(b)	10,000	8,825
5.63%, 10/15/27(b)	100,000	85,500
SM Energy Co., 5.00%, 1/15/24	95,000	29,963
Transocean Guardian Ltd., 5.88%, 1/15/24(b)	56,780	43,437
Transocean Pontus Ltd., 6.12%, 8/01/25(b)	4,175	3,382
Transocean Sentry Ltd., 5.38%, 5/15/23(b)	160,000	121,600
Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(b)	50,000	25,000
Viper Energy Partners L.P., 5.38%, 11/01/27(b)	10,000	8,950
Whiting Petroleum Corp.,
5.75%, 3/15/21(h)	50,000	5,000
6.25%, 4/01/23(h)	160,000	15,600
6.62%, 1/15/26(h)	75,000	7,500
WPX Energy, Inc., 5.25%, 10/15/27	30,000	26,100
		1,926,121

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Oil & Gas Services – 0.1%
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 5/01/24(b)(h)	$178,000	$8,900
Transocean Proteus Ltd., 6.25%, 12/01/24(b)	131,600	111,268
		120,168

Packaging & Containers – 0.1%
Berry Global, Inc., 4.50%, 2/15/26(b)	55,000	54,290
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/26	39,000	40,073
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(b)	110,000	86,075
Silgan Holdings, Inc., 4.75%, 3/15/25	95,000	96,425
		276,863

Pharmaceuticals – 0.4%
Bausch Health Americas, Inc.,
9.25%, 4/01/26(b)	75,000	82,875
8.50%, 1/31/27(b)	10,000	11,024
Bausch Health Cos., Inc.,
5.50%, 3/01/23(b)	3,000	2,970
5.88%, 5/15/23(b)	2,000	1,985
6.12%, 4/15/25(b)	80,000	81,000
9.00%, 12/15/25(b)	195,000	212,647
5.00%, 1/30/28(b)	100,000	95,969
7.25%, 5/30/29(b)	50,000	53,359
5.25%, 1/30/30(b)	100,000	99,001
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 2/01/25(b)	200,000	143,000
		783,830

Pipelines – 0.6%
Enable Midstream Partners L.P.,
4.40%, 3/15/27	35,000	27,123
4.95%, 5/15/28	65,000	49,949
Energy Transfer Operating L.P., (3M USD LIBOR + 4.03%), 6.25%, 2/15/23(i)(j)	152,000	106,400
EnLink Midstream Partners L.P.,
5.60%, 4/01/44	10,000	4,000
5.05%, 4/01/45	5,000	2,025
5.45%, 6/01/47	215,000	87,344

	Par(a)	Value

Pipelines (Continued)
EQM Midstream Partners L.P., 5.50%, 7/15/28	$25,000	$22,250
Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 2/01/28	75,000	63,750
Hess Midstream Operations L.P., 5.63%, 2/15/26(b)	244,000	226,920
NGPL PipeCo LLC, 4.88%, 8/15/27(b)	38,000	38,723
NuStar Logistics L.P., 5.62%, 4/28/27	120,000	108,000
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 3/01/27(b)	90,000	59,850
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 5/01/23	113,000	106,740
5.87%, 4/15/26	80,000	71,720
5.50%, 3/01/30(b)	45,000	38,363
Western Midstream Operating L.P., 4.05%, 2/01/30	85,000	77,562
		1,090,719

Real Estate Investment Trusts – 1.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 5/15/26(b)	325,000	260,000
Iron Mountain, Inc., 4.87%, 9/15/29(b)	335,000	320,762
iStar, Inc., 5.25%, 9/15/22	38,000	34,390
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
5.87%, 8/01/21(b)	231,000	204,435
5.25%, 3/15/22(b)	85,000	70,125
5.25%, 10/01/25(b)	215,000	156,413
4.25%, 2/01/27(b)	150,000	104,250
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.,
5.75%, 2/01/27	35,000	35,438
4.50%, 1/15/28	246,000	231,240
Service Properties Trust,
4.35%, 10/01/24	140,000	118,557
4.75%, 10/01/26	65,000	53,271

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Real Estate Investment Trusts (Continued)
Starwood Property Trust, Inc.,
3.63%, 2/01/21	$29,000	$27,260
4.75%, 3/15/25	147,000	124,215
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.87%, 2/15/25(b)	45,000	43,200
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23	60,000	49,782
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 2/15/25(b)	45,000	42,300
3.75%, 2/15/27(b)	65,000	60,450
4.13%, 8/15/30(b)	70,000	63,700
		1,999,788

Retail – 0.5%
Asbury Automotive Group, Inc.,
4.50%, 3/01/28(b)	19,000	15,954
4.75%, 3/01/30(b)	22,000	18,433
IRB Holding Corp., 6.75%, 2/15/26(b)	85,000	70,550
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/26(b)	115,000	117,588
L Brands, Inc.,
5.25%, 2/01/28	90,000	64,575
6.88%, 11/01/35	110,000	81,004
6.75%, 7/01/36	65,000	46,800
Murphy Oil USA, Inc., 4.75%, 9/15/29	20,000	20,594
PetSmart, Inc.,
7.12%, 3/15/23(b)	315,000	301,612
8.87%, 6/01/25(b)	25,000	24,250
QVC, Inc., 4.85%, 4/01/24	5,000	4,794
Staples, Inc., 7.50%, 4/15/26(b)	225,000	177,750
Yum! Brands, Inc., 4.75%, 1/15/30(b)	10,000	10,200
		954,104

Software – 0.3%
Camelot Finance S.A., 4.50%, 11/01/26(b)	75,000	75,562
CDK Global, Inc., 5.25%, 5/15/29(b)	20,000	20,400
Dun & Bradstreet (The) Corp., 6.87%, 8/15/26(b)	120,000	126,300

	Par(a)	Value

Software (Continued)
MSCI, Inc.,
4.00%, 11/15/29(b)	$30,000	$31,368
3.63%, 9/01/30(b)	75,000	75,937
PTC, Inc.,
3.62%, 2/15/25(b)	45,000	44,303
4.00%, 2/15/28(b)	65,000	63,700
SS&C Technologies, Inc., 5.50%, 9/30/27(b)	115,000	117,875
		555,445

Telecommunications – 1.1%
CenturyLink, Inc.,
5.80%, 3/15/22	38,000	38,910
5.63%, 4/01/25	50,000	50,000
5.13%, 12/15/26(b)	95,000	90,013
CommScope Technologies LLC,
6.00%, 6/15/25(b)	40,000	35,596
5.00%, 3/15/27(b)	315,000	270,112
CommScope, Inc.,
5.50%, 3/01/24(b)	70,000	70,000
8.25%, 3/01/27(b)	115,000	110,228
Frontier Communications Corp., 8.00%, 4/01/27(b)(h)	155,000	158,053
Intelsat Jackson Holdings S.A.,
5.50%, 8/01/23	70,000	37,450
8.50%, 10/15/24(b)	90,000	52,200
9.75%, 7/15/25(b)	90,000	50,850
Level 3 Financing, Inc., 4.63%, 9/15/27(b)	185,000	183,298
Sprint Capital Corp., 6.87%, 11/15/28	210,000	252,913
Sprint Corp.,
7.25%, 9/15/21	198,000	207,652
7.87%, 9/15/23	20,000	22,477
7.12%, 6/15/24	200,000	224,504
T-Mobile USA, Inc.,
4.00%, 4/15/22	150,000	153,375
4.50%, 2/01/26	55,000	56,667
		2,064,298

Toys/Games/Hobbies – 0.0%(d)
Mattel, Inc., 5.88%, 12/15/27(b)	30,000	29,196

Total Corporate Bonds (Cost $35,779,843)		34,019,895

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Foreign Government Inflation-Linked Bonds – 0.9%

Sovereign – 0.9%
Argentina Treasury Bond, 1.10%, 4/17/21	ARS	$1,809,000	$24,714
1.20%, 3/18/22	ARS	42,118,125	557,870
1.40%, 3/25/23	ARS	42,293,339	503,849
1.50%, 3/25/24	ARS	42,293,347	448,683
Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 5/15/35	BRL	230,000	164,536
			1,699,652

Total Foreign Government Inflation-Linked Bonds (Cost $1,842,535)			1,699,652

Foreign Issuer Bonds – 61.8%

Angola – 0.2%
Angolan Government International Bond,
8.25%, 5/09/28(b)		260,000	113,110
9.37%, 5/08/48(b)		200,000	85,247
9.13%, 11/26/49(b)		400,000	171,307
			369,664

Argentina – 0.5%
Argentine Bonos del Tesoro,
18.20%, 10/03/21	ARS	9,000,000	93,342
15.50%, 10/17/26	ARS	3,952,000	31,311
Argentine Republic Government International Bond,
6.87%, 1/26/27		990,000	247,510
5.88%, 1/11/28		881,000	221,581
Letras de la Nacion Argentina con Ajuste por CER, 0.00%, 12/04/20(k)	ARS	16,116,100	225,350
YPF S.A.,
(Argentina Deposit Rates Badlar Private Banks 30-35 Days + 4.00%), 31.44%, 7/07/20(b)(e)		24,000	3,825
6.95%, 7/21/27(b)		120,000	53,401
			876,320

Armenia – 0.1%
Ardshinbank CJSC Via Dilijan Finance B.V., 6.50%, 1/28/25(b)		200,000	162,348

		Par(a)	Value

Australia – 0.2%
FMG Resources (August 2006) Pty. Ltd., 5.13%, 5/15/24(b)		$95,000	$96,396
Mineral Resources Ltd., 8.12%, 5/01/27(b)		265,000	272,619
			369,015

Bahrain – 0.6%
Bahrain Government International Bond,
6.75%, 9/20/29		400,000	388,452
5.62%, 9/30/31(b)		400,000	359,000
6.00%, 9/19/44		200,000	170,714
7.50%, 9/20/47		200,000	191,780
			1,109,946

Belgium – 0.2%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 3/01/28(b)		400,000	409,954

Brazil – 5.2%
Andrade Gutierrez International S.A., 9.50%, 12/30/24(b)		245,000	171,500
Banco BTG Pactual S.A., (5Y US Treasury CMT + 5.26%), 7.75%, 2/15/29(b)(j)		200,000	184,600
Banco do Brasil S.A., (10Y US Treasury CMT + 4.40%), 6.25%, 4/15/24(i)(j)		600,000	490,500
Brazil Letras do Tesouro Nacional,
0.00%, 7/01/20(k)	BRL	2,950,000	539,797
0.00%, 10/01/20(k)	BRL	3,140,000	570,469
0.00%, 4/01/21(k)	BRL	170,000	30,434
0.00%, 7/01/21(k)	BRL	4,660,000	826,050
0.00%, 1/01/22(k)	BRL	6,100,000	1,054,321
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/23	BRL	6,294,000	1,296,690
10.00%, 1/01/25	BRL	6,000,000	1,256,067
10.00%, 1/01/27	BRL	1,794,000	377,100
10.00%, 1/01/29	BRL	2,910,000	615,808
CSN Islands XI Corp., 6.75%, 1/28/28(b)		200,000	130,500
CSN Islands XII Corp., 7.00%, 6/23/20(i)		100,000	60,001
Embraer Netherlands Finance B.V.,
5.05%, 6/15/25		60,000	50,400
5.40%, 2/01/27		10,000	8,450

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Brazil (Continued)
Globo Comunicacao e Participacoes S.A., 4.88%, 1/22/30(b)	$200,000	$ 178,000
Klabin Austria GmbH, 7.00%, 4/03/49(b)	400,000	389,500
MARB BondCo PLC, 6.87%, 1/19/25(b)	200,000	192,000
MV24 Capital B.V., 6.75%, 6/01/34(b)	197,212	166,153
NBM US Holdings, inc., 7.00%, 5/14/26(b)	200,000	192,500
Petrobras Global Finance B.V.,
5.75%, 2/01/29	175,000	166,250
6.90%, 3/19/49	90,000	87,300
6.85%, 6/05/15(l)	683,000	638,605
Rede D’or Finance S.a.r.l., 4.50%, 1/22/30(b)	200,000	169,260
Usiminas International S.a.r.l., 5.87%, 7/18/26(b)	200,000	175,752
		10,018,007

Canada – 0.8%
1011778 B.C. ULC/New Red Finance, Inc.,
5.00%, 10/15/25(b)	104,000	104,520
3.88%, 1/15/28(b)	85,000	82,442
4.38%, 1/15/28(b)	120,000	116,034
Baytex Energy Corp., 5.62%, 6/01/24(b)	123,000	45,510
Bombardier, Inc.,
8.75%, 12/01/21(b)	50,000	41,600
6.00%, 10/15/22(b)	205,000	153,750
6.12%, 1/15/23(b)	360,000	257,400
7.87%, 4/15/27(b)	125,000	80,938
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 4.88%, 2/15/30(b)	55,000	45,166
Cenovus Energy, Inc.,
3.00%, 8/15/22	45,000	39,716
4.25%, 4/15/27	15,000	11,799
5.25%, 6/15/37	10,000	6,767
5.40%, 6/15/47	115,000	75,690
Mattamy Group Corp., 4.63%, 3/01/30(b)	65,000	57,551
Open Text Corp.,
5.87%, 6/01/26(b)	24,000	25,200
3.88%, 2/15/28(b)	115,000	112,700
Parkland Fuel Corp.,
6.00%, 4/01/26(b)	164,000	157,850
5.87%, 7/15/27(b)	80,000	76,800

		Par(a)	Value

Canada (Continued)
Seven Generations Energy Ltd.,
6.87%, 6/30/23(b)		$27,000	$ 24,408
5.38%, 9/30/25(b)		141,000	112,447
			1,628,288

Chile – 1.3%
AES Gener S.A., (5Y USD Swap Rate + 4.64%), 7.12%, 3/26/79(b)(j)		200,000	190,968
Bonos de la Tesoreria de la Republica en pesos,
4.70%, 9/01/30(b)	CLP	425,000,000	602,138
5.00%, 3/01/35	CLP	145,000,000	218,052
Chile Government International Bond,
2.55%, 1/27/32		425,000	424,579
3.50%, 1/25/50		400,000	406,000
Corp. Nacional del Cobre de Chile,
3.15%, 1/14/30(b)		200,000	193,080
3.70%, 1/30/50(b)		200,000	180,831
Kenbourne Invest S.A., 6.88%, 11/26/24(b)		200,000	187,000
Latam Finance Ltd., 7.00%, 3/01/26(b)		200,000	83,000
			2,485,648

China – 2.3%
Agricultural Development Bank of China, 3.75%, 1/25/29	CNY	6,540,000	976,580
CFLD Cayman Investment Ltd., 8.60%, 4/08/24		200,000	179,989
China Development Bank, 3.48%, 1/08/29	CNY	3,990,000	586,355
China Evergrande Group, 8.25%, 3/23/22		600,000	535,513
Easy Tactic Ltd., 8.12%, 2/27/23		200,000	181,241
Fantasia Holdings Group Co. Ltd., 7.38%, 10/04/21		200,000	191,086
Greenland Global Investment Ltd., 5.88%, 7/03/24		200,000	182,292
Kaisa Group Holdings Ltd.,
8.50%, 6/30/22		400,000	374,512
11.95%, 10/22/22		200,000	194,750
New Metro Global Ltd., 6.50%, 4/23/21		200,000	198,602
Ronshine China Holdings Ltd., 8.75%, 10/25/22		200,000	200,275

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

China (Continued)
Sunac China Holdings Ltd.,
7.87%, 2/15/22		$200,000	$ 200,779
7.50%, 2/01/24		200,000	193,457
Yuzhou Properties Co. Ltd., 8.30%, 5/27/25		200,000	175,930
			4,371,361

Colombia – 1.9%
Bancolombia S.A., (5Y US Treasury CMT + 2.94%), 4.63%, 12/18/29(j)		200,000	172,500
Colombia Government International Bond, 3.00%, 1/30/30		400,000	363,204
Colombian TES,
10.00%, 7/24/24	COP	2,467,700,000	733,897
7.50%, 8/26/26	COP	1,643,000,000	444,067
6.00%, 4/28/28	COP	2,617,000,000	631,163
7.75%, 9/18/30	COP	755,100,000	201,996
Ecopetrol S.A.,
6.87%, 4/29/30		185,000	189,162
5.87%, 5/28/45		330,000	289,443
Geopark Ltd., 5.50%, 1/17/27(b)		200,000	127,002
Grupo Aval Ltd., 4.38%, 2/04/30(b)		200,000	168,000
Millicom International Cellular S.A.,
5.12%, 1/15/28		200,000	183,660
6.25%, 3/25/29(b)		200,000	196,000
			3,700,094

Costa Rica – 0.2%
Costa Rica Government International Bond, 6.13%, 2/19/31(b)		400,000	323,000

Czech Republic – 0.7%
Czech Republic Government Bond,
2.50%, 8/25/28	CZK	6,570,000	294,568
2.75%, 7/23/29	CZK	8,230,000	377,952
0.95%, 5/15/30	CZK	5,740,000	225,460
2.00%, 10/13/33	CZK	12,070,000	527,325
			1,425,305

Dominican Republic – 0.7%
Dominican Republic International Bond,
5.95%, 1/25/27(b)		150,000	135,375
4.50%, 1/30/30(b)		725,000	599,937
6.40%, 6/05/49(b)		570,000	468,825
5.87%, 1/30/60(b)		290,000	231,275
			1,435,412

		Par(a)	Value

Ecuador – 0.2%
Ecuador Government International Bond,
7.88%, 3/27/25(b)		$200,000	$ 57,356
8.87%, 10/23/27		340,000	96,904
7.87%, 1/23/28(b)		220,000	62,427
9.50%, 3/27/30(b)		650,000	188,500
			405,187
Egypt – 0.8%
Egypt Government International Bond,
7.60%, 3/01/29(b)		200,000	189,582
7.05%, 1/15/32(b)		635,000	564,573
8.50%, 1/31/47		600,000	538,914
8.70%, 3/01/49(b)		250,000	224,049
			1,517,118

El Salvador – 0.2%
El Salvador Government International Bond,
5.88%, 1/30/25		255,000	203,362
6.37%, 1/18/27		225,000	178,313
			381,675

Finland – 0.1%
Nokia OYJ, 4.38%, 6/12/27		249,000	252,735

Germany – 0.1%
Deutsche Bank A.G., (5Y USD Swap Rate + 2.55%), 4.88%, 12/01/32(j)		200,000	179,420

Ghana – 0.7%
Ghana Government International Bond,
8.12%, 3/26/32(b)		515,000	391,400
7.88%, 2/11/35(b)		200,000	150,300
8.95%, 3/26/51(b)		400,000	301,905
Ghana Treasury Note, 19.75%, 3/08/21	GHS	220,000	39,223
Republic of Ghana Government Bonds,
17.50%, 8/17/20	GHS	220,000	38,464
24.50%, 6/21/21	GHS	580,000	108,142
24.75%, 7/19/21	GHS	678,000	126,613
18.25%, 7/25/22	GHS	1,530,000	258,588
			1,414,635

Guatemala – 0.1%
Guatemala Government Bond, 6.13%, 6/01/50(b)		250,000	260,875

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Hungary – 0.7%
Hungary Government Bond,
2.50%, 10/24/24	HUF	$64,000,000	$208,799
2.75%, 12/22/26	HUF	102,000,000	339,088
3.00%, 8/21/30	HUF	17,860,000	61,556
3.25%, 10/22/31	HUF	223,740,000	789,034
			1,398,477

India – 1.4%
Adani Ports & Special Economic Zone Ltd., 4.37%, 7/03/29(b)		200,000	170,916
Delhi International Airport Ltd., 6.45%, 6/04/29(b)		200,000	174,100
Greenko Mauritius Ltd., 6.25%, 2/21/23(b)		200,000	184,500
India Government Bond, 8.15%, 6/11/22	INR	112,800,000	1,612,153
Network i2i Ltd., (5Y US Treasury CMT + 4.27%), 5.65%, 1/15/25(i)(j)		200,000	177,000
ReNew Power Pvt. Ltd., 6.45%, 9/27/22(b)		300,000	261,930
Vedanta Resources Finance II PLC, 9.25%, 4/23/26(b)		200,000	81,000
			2,661,599

Indonesia – 4.9%
Indonesia Asahan Aluminium Persero PT,
6.53%, 11/15/28(b)		200,000	216,500
6.76%, 11/15/48(b)		250,000	267,392
Indonesia Government International Bond,
3.85%, 7/18/27		200,000	206,037
3.85%, 10/15/30		450,000	466,340
Indonesia Treasury Bond, 7.00%, 5/15/22	IDR	33,712,000,000	2,296,949
5.63%, 5/15/23	IDR	1,596,000,000	103,785
8.37%, 3/15/24	IDR	9,026,000,000	628,879
8.12%, 5/15/24	IDR	4,600,000,000	317,516
8.37%, 9/15/26	IDR	13,328,000,000	924,843
9.00%, 3/15/29	IDR	2,444,000,000	175,180
8.25%, 5/15/29	IDR	656,000,000	44,939
7.50%, 8/15/32	IDR	10,750,000,000	691,032
8.37%, 3/15/34	IDR	15,953,000,000	1,087,217
Minejesa Capital B.V.,
4.63%, 8/10/30		400,000	381,880
5.63%, 8/10/37(b)		400,000	378,000
Pertamina Persero PT, 4.15%, 2/25/60(b)		400,000	328,107

		Par(a)	Value

Indonesia (Continued)
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27		$530,000	$556,129
Saka Energi Indonesia PT, 4.45%, 5/05/24(b)		400,000	343,088
			9,413,813

Iraq – 0.1%
Iraq International Bond, 5.80%, 1/15/28		250,000	183,750

Israel – 0.8%
Israel Government International Bond,
2.75%, 7/03/30		200,000	210,000
3.87%, 7/03/50		325,000	359,482
4.50%, 4/03/20(m)		200,000	232,447
Teva Pharmaceutical Finance Netherlands III B.V.,
2.80%, 7/21/23		35,000	32,156
3.15%, 10/01/26		255,000	221,850
4.10%, 10/01/46		527,000	408,425
			1,464,360

Italy – 0.3%
Intesa Sanpaolo S.p.A., 5.02%, 6/26/24(b)		400,000	399,886
Telecom Italia Capital S.A.,
6.37%, 11/15/33		60,000	64,656
6.00%, 9/30/34		10,000	10,359
7.20%, 7/18/36		39,000	43,770
			518,671

Ivory Coast – 0.3%
Ivory Coast Government International Bond,
5.88%, 10/17/31(b)	EUR	200,000	178,860
6.87%, 10/17/40(b)	EUR	445,000	401,303
			580,163

Jamaica – 0.1%
Jamaica Government International Bond, 8.00%, 3/15/39		200,000	211,500

Japan – 2.7%
Japan Treasury Discount Bill,
0.00%, 5/07/20(k)	JPY	83,800,000	780,894
0.00%, 5/11/20(k)	JPY	30,500,000	284,219
0.00%, 5/20/20(k)	JPY	3,000,000	27,957
0.00%, 5/25/20(k)	JPY	143,800,000	1,340,111
0.00%, 7/06/20(k)	JPY	142,000,000	1,323,584
0.00%, 7/10/20(k)	JPY	41,900,000	390,557

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Japan (Continued)
Japan Treasury Discount Bill,
0.00%, 8/11/20(k)	JPY	$4,000,000	$37,290
0.00%, 9/10/20(k)	JPY	34,800,000	324,472
0.00%, 9/23/20(k)	JPY	32,000,000	298,385
0.00%, 10/12/20(k)	JPY	36,000,000	335,717
			5,143,186

Kazakhstan – 0.3%
KazMunayGas National Co. JSC, 5.38%, 4/24/30(b)		580,000	574,336

Kenya – 0.2%
Kenya Government International Bond,
8.00%, 5/22/32(b)		200,000	181,000
8.25%, 2/28/48		200,000	180,146
			361,146

Lebanon – 0.1%
Lebanon Government International Bond, 8.25%, 5/17/34(h)		1,050,000	175,875

Luxembourg – 0.2%
Altice France Holding S.A., 10.50%, 5/15/27(b)		200,000	216,042
ARD Finance S.A., 6.50%, 6/30/27(b)(g)		200,000	185,640
Intelsat Connect Finance S.A., 9.50%, 2/15/23(b)		60,000	11,400
			413,082

Malaysia – 1.4%
Malaysia Government Bond,
3.88%, 3/10/22	MYR	1,460,000	348,873
3.48%, 3/15/23	MYR	1,650,000	395,199
4.18%, 7/15/24	MYR	2,250,000	557,319
3.90%, 11/16/27	MYR	1,775,000	443,796
3.89%, 8/15/29	MYR	1,305,000	328,386
3.84%, 4/15/33	MYR	471,000	116,677
4.89%, 6/08/38	MYR	545,000	152,092
Petronas Capital Ltd., 3.50%, 4/21/30(b)		270,000	281,294
			2,623,636

Mauritius – 0.1%
Neerg Energy Ltd., 6.00%, 2/13/22		200,000	184,088

Mexico – 7.2%
Aerovias de Mexico S.A. de C.V., 7.00%, 2/05/25(b)		200,000	75,000

		Par(a)	Value

Mexico (Continued)
Alpek S.A.B. de C.V., 4.25%, 9/18/29(b)		$200,000	$173,600
Banco Mercantil del Norte S.A.,
(5Y US Treasury CMT + 5.04%), 6.87%, 7/06/22(b)(i)(j)		200,000	157,002
(10Y US Treasury CMT + 5.47%), 7.50%, 6/27/29(b)(i)(j)		200,000	164,040
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.38%, 4/17/25(b)		150,000	153,938
Braskem Idesa SAPI, 7.45%, 11/15/29(b)		220,000	163,548
Cemex S.A.B. de C.V., 5.70%, 1/11/25		200,000	181,050
Industrias Penoles S.A.B. de C.V., 5.65%, 9/12/49(b)		200,000	192,000
Mexican Bonos,
6.50%, 6/09/22	MXN	78,367,000	3,332,653
6.75%, 3/09/23	MXN	1,680,000	72,423
8.00%, 12/07/23	MXN	49,990,000	2,251,883
8.00%, 9/05/24	MXN	7,920,000	360,417
10.00%, 12/05/24	MXN	38,320,000	1,875,615
5.75%, 3/05/26	MXN	18,425,000	758,780
7.50%, 6/03/27	MXN	8,850,000	394,477
8.50%, 5/31/29	MXN	4,600,000	215,657
7.75%, 5/29/31	MXN	14,140,000	623,413
8.50%, 11/18/38	MXN	3,370,000	152,716
Mexico Government International Bond, 4.75%, 4/27/32		200,000	201,500
Petroleos Mexicanos,
5.13%, 3/15/23	EUR	125,000	124,266
6.87%, 8/04/26		135,000	111,848
6.49%, 1/23/27(b)		200,000	162,980
6.50%, 3/13/27		135,000	110,025
5.35%, 2/12/28		610,000	454,456
5.95%, 1/28/31(b)		1,060,000	767,758
6.62%, 6/15/35		175,000	123,375
6.38%, 1/23/45		390,000	262,080
Unifin Financiera S.A.B. de C.V., 7.25%, 9/27/23(b)		200,000	96,030
			13,712,530

Mongolia – 0.1%
Development Bank of Mongolia LLC, 7.25%, 10/23/23(b)		200,000	172,501

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Netherlands – 0.4%
Ziggo B.V.,
5.50%, 1/15/27(b)		$472,000	$480,118
4.88%, 1/15/30(b)		200,000	197,660
			677,778

Nigeria – 0.6%
IHS Netherlands Holdco B.V., 7.13%, 3/18/25(b)		200,000	182,040
Nigeria Government International Bond,
7.14%, 2/23/30(b)		270,000	202,500
7.87%, 2/16/32		200,000	152,679
7.70%, 2/23/38(b)		500,000	367,516
7.62%, 11/28/47		300,000	221,700
			1,126,435

Norway – 1.2%
Aker BP ASA, 5.87%, 3/31/25(b)		215,000	200,934
Norway Government Bond,
3.75%, 5/25/21(b)	NOK	1,858,000	187,970
2.00%, 5/24/23(b)	NOK	6,265,000	642,778
3.00%, 3/14/24(b)	NOK	5,676,000	610,124
1.75%, 3/13/25(b)	NOK	2,002,000	208,316
1.50%, 2/19/26(b)	NOK	1,186,000	122,931
Norway Treasury Bill,
0.00%, 6/17/20(b)(k)	NOK	1,086,000	105,939
0.00%, 9/16/20(b)(k)	NOK	2,647,000	257,733
			2,336,725

Oman – 0.2%
Oman Government International Bond,
5.63%, 1/17/28(b)		245,000	186,547
6.75%, 1/17/48		300,000	212,814
			399,361

Panama – 0.6%
Aeropuerto Internacional de Tocumen S.A., 6.00%, 11/18/48(b)		200,000	202,000
Global Bank Corp., (3M USD LIBOR + 3.30%), 5.25%, 4/16/29(b)(j)		250,000	235,125
Panama Government International Bond,
3.16%, 1/23/30		450,000	459,005
4.50%, 4/01/56		200,000	224,500
			1,120,630

		Par(a)	Value

Paraguay – 0.4%
Paraguay Government International Bond,
5.60%, 3/13/48		$500,000	$525,755
5.40%, 3/30/50(b)		200,000	207,000
			732,755

Peru – 1.2%
Peru Government Bond,
6.15%, 8/12/32(b)	PEN	1,350,000	444,426
5.40%, 8/12/34(b)	PEN	70,000	21,382
Peruvian Government International Bond,
2.39%, 1/23/26		85,000	86,700
2.78%, 1/23/31		140,000	144,340
6.95%, 8/12/31	PEN	2,775,000	974,488
6.90%, 8/12/37	PEN	1,651,000	559,442
Southern Copper Corp., 5.88%, 4/23/45		50,000	56,121
			2,286,899

Philippines – 0.2%
Philippine Government Bond, 5.50%, 3/08/23	PHP	4,120,000	86,945
Philippine Government International Bond, 2.46%, 5/05/30		225,000	229,444
			316,389

Poland – 1.7%
Republic of Poland Government Bond,
2.25%, 4/25/22	PLN	650,000	161,834
2.50%, 7/25/27	PLN	3,474,000	950,734
2.75%, 10/25/29	PLN	7,929,000	2,134,089
			3,246,657

Qatar – 0.8%
Qatar Government International Bond,
3.75%, 4/16/30(b)		1,025,000	1,119,054
4.40%, 4/16/50(b)		425,000	483,250
			1,602,304

Romania – 0.7%
Romania Government Bond,
4.25%, 6/28/23	RON	2,170,000	498,113
5.00%, 2/12/29	RON	1,010,000	232,242
3.65%, 9/24/31	RON	480,000	96,663
Romanian Government International Bond,
4.62%, 4/03/49	EUR	275,000	304,202
3.38%, 1/28/50	EUR	250,000	233,130
			1,364,350

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Russia – 1.8%
Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, 1/29/25(b)		$200,000	$189,801
Russian Federal Bond - OFZ,
7.40%, 12/07/22	RUB	24,985,000	353,984
6.50%, 2/28/24	RUB	43,924,000	613,368
7.10%, 10/16/24	RUB	41,700,000	595,880
7.75%, 9/16/26	RUB	7,400,000	110,874
7.05%, 1/19/28	RUB	29,100,000	422,186
6.90%, 5/23/29	RUB	45,121,000	650,024
8.50%, 9/17/31	RUB	26,300,000	424,918
7.70%, 3/23/33	RUB	11,250,000	172,891
			3,533,926

Saudi Arabia – 0.9%
Saudi Arabian Oil Co., 4.25%, 4/16/39(b)		200,000	206,088
Saudi Government International Bond,
2.90%, 10/22/25(b)		350,000	354,375
3.25%, 10/22/30(b)		200,000	201,920
4.50%, 4/22/60(b)		1,025,000	1,020,541
Valaris PLC, 4.87%, 6/01/22		125,000	15,313
			1,798,237

Serbia – 0.3%
Serbia Treasury Bond, 4.50%, 1/11/26	RSD	50,300,000	506,583

South Africa – 2.1%
Eskom Holdings SOC Ltd.,
6.75%, 8/06/23		200,000	151,202
7.13%, 2/11/25		400,000	294,788
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	24,200,000	1,117,104
7.00%, 2/28/31	ZAR	2,500,000	103,979
8.25%, 3/31/32	ZAR	8,300,000	370,994
8.87%, 2/28/35	ZAR	5,800,000	257,343
8.50%, 1/31/37	ZAR	15,080,000	628,629
8.75%, 1/31/44	ZAR	12,038,898	489,569
8.75%, 2/28/48	ZAR	6,700,000	270,682
Republic of South Africa Government International Bond, 4.30%, 10/12/28		350,000	294,007
			3,978,297

South Korea – 3.7%
Korea Treasury Bond, 1.38%, 12/10/29	KRW	8,853,400,000	7,179,916

		Par(a)	Value

Sri Lanka – 0.5%
Sri Lanka Government International Bond,
6.25%, 7/27/21		$200,000	$144,000
5.75%, 4/18/23(b)		425,000	252,875
6.85%, 3/14/24(b)		200,000	121,001
6.82%, 7/18/26		200,000	114,000
6.75%, 4/18/28		200,000	114,984
7.85%, 3/14/29(b)		200,000	113,002
7.55%, 3/28/30(b)		200,000	113,982
			973,844

Thailand – 1.3%
Thailand Government Bond,
2.88%, 12/17/28	THB	18,700,000	657,539
3.30%, 6/17/38	THB	47,568,000	1,876,929
			2,534,468

Turkey – 1.5%
Turkey Government Bond,
9.50%, 1/12/22	TRY	4,932,847	712,456
11.00%, 2/24/27	TRY	928,012	130,382
Turkey Government International Bond,
4.88%, 10/09/26		555,000	486,550
5.12%, 2/17/28		200,000	173,460
6.12%, 10/24/28		200,000	182,204
5.25%, 3/13/30		918,000	761,940
4.88%, 4/16/43		200,000	144,770
5.75%, 5/11/47		400,000	303,894
			2,895,656

Ukraine – 1.6%
Metinvest B.V., 7.75%, 10/17/29(b)		200,000	128,144
Ukraine Government International Bond,
14.30%, 5/06/20(b)	UAH	3,731,000	138,313
14.64%, 6/10/20(b)	UAH	3,926,000	145,047
14.50%, 8/19/20(b)	UAH	3,500,000	130,069
17.25%, 9/30/20(b)	UAH	4,894,000	184,054
16.75%, 6/02/21(b)	UAH	10,229,000	384,133
16.42%, 11/17/21(b)	UAH	3,267,000	123,868
7.75%, 9/01/22		200,000	191,452
7.75%, 9/01/26		315,000	292,197
7.75%, 9/01/27		300,000	275,919
4.38%, 1/27/30	EUR	200,000	170,436
7.37%, 9/25/32		205,000	181,970
0.52%, 5/31/40(n)		866,000	644,319
			2,989,921

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

United Arab Emirates – 0.7%
Abu Dhabi Government International Bond,
2.50%, 9/30/29(b)	$225,000	$ 228,681
3.13%, 4/16/30(b)	250,000	265,675
3.12%, 9/30/49(b)	650,000	622,700
DP World PLC, 4.70%, 9/30/49(b)	200,000	172,000
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(b)	184,000	53,360
		1,342,416

United Kingdom – 0.4%
Ardonagh Midco 3 PLC, 8.62%, 7/15/23(b)	200,000	188,500
Ashtead Capital, Inc., 4.13%, 8/15/25(b)	200,000	198,000
Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/26(b)	200,000	189,500
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(b)	230,000	238,786
		814,786

Uruguay – 0.4%
Uruguay Government International Bond,
4.38%, 1/23/31	265,000	291,834
4.97%, 4/20/55	470,000	529,930
		821,764

Vietnam – 0.1%
Mong Duong Finance Holdings B.V., 5.13%, 5/07/29(b)	250,000	237,342

Zambia – 0.5%
First Quantum Minerals Ltd.,
7.25%, 4/01/23(b)	230,000	208,748
6.88%, 3/01/26(b)	800,000	701,600
		910,348

Total Foreign Issuer Bonds (Cost $132,379,712)		118,616,507

	Par(a)	Value

U.S. Government Obligations – 5.3%
U.S. Treasury Notes – 5.3%
1.38%, 1/31/22	$5,005,000	$ 5,107,251
1.37%, 1/31/25	4,875,000	5,110,752
		10,218,003

Total U.S. Government Obligations (Cost $10,212,326)		10,218,003

	Number of Shares

Short-Term Investments – 10.4%
Money Market Fund – 8.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(o)	15,328,577	15,328,577

U.S. Government Agencies – 2.4%
FHLB Discount Notes 0.00%, 5/01/20(k)	4,580,000	4,580,000

Total Short-Term Investments (Cost $19,908,577)		19,908,577

Total Investments – 97.6% (Cost $203,187,299)		187,084,373

Other Assets less Liabilities – 2.4%(p)		4,687,028

NET ASSETS – 100.0%		$191,771,401

Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)	Step coupon bond. Rate as of April 30, 2020 is disclosed.
(d)	Amount rounds to less than 0.05%.
(e)	Variable rate security. Rate as of April 30, 2020 is disclosed.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

(f)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2020.
(g)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(h)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(i)	Perpetual bond. Maturity date represents next call date.
(j)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2020 is disclosed.
(k)	Zero coupon bond.
(l)	Century bond maturing in 2115.
(m)	Century bond maturing in 2120.
(n)	Discount rate at the time of purchase.
(o)	7-day current yield as of April 30, 2020 is disclosed.
(p)	Includes appreciation/ (depreciation) on forward foreign currency exchange and swap contracts.
*	Non-Income Producing Security

Abbreviations:

1M	1 Month
3M	3 Month
5Y	5 Year
10Y	10 Year
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
CMT	Constant Maturity
CNY	Chinese Offshore Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
Fannie Mae	Federal National Mortgage Association
FHLB	Federal Home Loan Bank
GHS	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MSCI	Morgan Stanley Capital International
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Kroner
PEN	Peruvian Nuevo Sole
PHP	Philippine Peso
PLC	Public Limited Company
PLN	Polish Zloty
REIT	Real Estate Investment Trust
RON	Romania New Leu
RSD	Serbia Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
UAH	Ukraine Hryvna
USD	United States Dollar
ZAR	South African Rand

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Concentration by Currency (%)
U.S. Dollar	50.5
Mexican Peso	5.2
All other currencies less than 5%	44.3

Total	100.0

Composition by Type (%)
Sovereign	56.4
Non-Government	41.2
Others	2.4

Total	100.0

Forward Foreign Currency Contracts outstanding at April 30, 2020:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
10/07/20	U.S. Dollars	1,357,149	Mexican Pesos	28,320,000	HSBC	$ 208,861
05/29/20	U.S. Dollars	969,259	Mexican Pesos	19,470,000	Citibank	165,429
05/08/20	Swiss Francs	4,016,000	Euro	3,653,334	Citibank	157,373
06/10/20	U.S. Dollars	1,020,000	Mexican Pesos	20,984,358	Barclays	155,235
06/15/20	Australian Dollars	3,880,000	U.S. Dollars	2,388,206	Morgan Stanley	140,550
06/16/20	Australian Dollars	5,500,000	Japanese Yen	371,025,516	HSBC	124,748
07/17/20	U.S. Dollars	1,804,256	South Korean Won	2,073,000,000	HSBC	95,451
10/15/20	U.S. Dollars	498,161	Mexican Pesos	10,264,000	Citibank	82,426
10/16/20	U.S. Dollars	460,332	Mexican Pesos	9,398,000	Citibank	79,724
05/29/20	U.S. Dollars	6,091,467	Japanese Yen	645,280,000	Morgan Stanley	76,109
06/17/20	U.S. Dollars	457,736	Mexican Pesos	9,306,000	Citibank	74,641
05/18/20	U.S. Dollars	1,451,715	Indian Rupees	104,538,000	HSBC	66,478
07/02/20	U.S. Dollars	923,517	Brazilian Reals	4,684,800	JPMorgan Chase	65,865
08/25/20	Japanese Yen	128,936,024	Australian Dollars	1,747,000	JPMorgan Chase	65,289
07/16/20	U.S. Dollars	2,734,037	Euro	2,433,283	Deutsche Bank	63,148
09/25/20	U.S. Dollars	4,147,987	South Korean Won	4,950,000,000	Standard Chartered Bank	60,821
05/05/20	U.S. Dollars	253,867	Brazilian Reals	1,052,300	JPMorgan Chase	60,441
10/13/20	U.S. Dollars	337,215	Mexican Pesos	6,973,000	Citibank	54,705
06/12/20	Japanese Yen	100,485,219	Australian Dollars	1,360,000	JPMorgan Chase	50,601
05/26/20	Australian Dollars	1,101,466	Japanese Yen	71,852,127	Citibank	48,053
06/02/20	U.S. Dollars	410,535	Brazilian Reals	1,980,100	JPMorgan Chase	47,443
08/04/20	U.S. Dollars	257,595	Brazilian Reals	1,163,300	JPMorgan Chase	44,990
05/11/20	U.S. Dollars	255,000	South African Rand	3,909,660	Bank of America	44,331
05/26/20	Japanese Yen	81,460,052	Australian Dollars	1,101,466	Citibank	41,509
05/18/20	U.S. Dollars	446,856	Colombian Pesos	1,612,778,573	BNP	40,224
05/18/20	U.S. Dollars	2,433,372	Euro	2,185,984	Deutsche Bank	37,009
07/14/20	Japanese Yen	58,245,330	Australian Dollars	780,000	JPMorgan Chase	35,038
05/18/20	Indian Rupees	104,538,000	U.S. Dollars	1,350,795	HSBC	34,443
05/11/20	U.S. Dollars	648,645	South African Rand	11,418,834	BNP	33,349
05/07/20	U.S. Dollars	228,640	Brazilian Reals	1,067,750	BNP	32,410
05/11/20	U.S. Dollars	180,000	South African Rand	2,742,300	Standard Chartered Bank	32,233
06/12/20	Japanese Yen	66,675,335	Australian Dollars	905,000	HSBC	31,885
09/30/20	Japanese Yen	225,500,000	U.S. Dollars	2,075,281	HSBC	31,819
05/29/20	Japanese Yen	645,280,000	U.S. Dollars	5,985,600	Morgan Stanley	29,758

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
06/05/20	U.S. Dollars	683,657	Indian Rupees	49,948,000	Deutsche Bank	$ 24,615
06/05/20	U.S. Dollars	686,031	Indian Rupees	50,142,000	JPMorgan Chase	24,428
10/02/20	U.S. Dollars	476,790	Brazilian Reals	2,486,700	JPMorgan Chase	23,251
08/24/20	Japanese Yen	124,412,605	Australian Dollars	1,747,000	JPMorgan Chase	23,029
10/08/20	U.S. Dollars	135,150	Mexican Pesos	2,785,000	Citibank	22,241
05/05/20	U.S. Dollars	401,136	Brazilian Reals	2,062,600	Citibank	22,005
06/03/20	U.S. Dollars	479,361	Indian Rupees	34,689,900	Standard Chartered Bank	21,494
06/09/20	Japanese Yen	146,437,054	Australian Dollars	2,062,000	Citibank	21,489
07/02/20	U.S. Dollars	396,544	Brazilian Reals	2,056,400	Citibank	20,077
08/27/20	U.S. Dollars	379,073	Indian Rupees	27,679,000	Standard Chartered Bank	18,279
05/21/20	U.S. Dollars	798,570	Euro	712,500	Bank of America	17,453
06/30/20	Chilean Pesos	706,330,000	U.S. Dollars	830,000	Citibank	17,452
10/09/20	U.S. Dollars	101,374	Mexican Pesos	2,092,000	Citibank	16,572
06/03/20	U.S. Dollars	400,344	South Korean Won	466,000,000	HSBC	16,565
09/30/20	Japanese Yen	109,211,087	Euro	913,200	Citibank	16,367
09/30/20	U.S. Dollars	2,120,314	Japanese Yen	225,500,000	HSBC	13,215
06/29/20	Japanese Yen	41,771,600	U.S. Dollars	377,000	BNP	12,614
08/24/20	Japanese Yen	77,972,429	Australian Dollars	1,098,534	Citibank	12,057
08/27/20	Japanese Yen	54,060,400	U.S. Dollars	493,578	JPMorgan Chase	11,223
05/11/20	U.S. Dollars	411,727	South Korean Won	488,000,000	HSBC	10,723
07/09/20	Hungarian Forints	146,651,975	U.S. Dollars	445,000	JPMorgan Chase	10,471
07/16/20	Euro	1,627,000	U.S. Dollars	1,775,527	Deutsche Bank	10,346
08/31/20	U.S. Dollars	624,614	Japanese Yen	65,814,000	Citibank	10,011
06/03/20	Indian Rupees	34,689,900	U.S. Dollars	449,316	Standard Chartered Bank	8,551
06/16/20	Swedish Krona	4,791,000	Euro	440,386	Deutsche Bank	8,255
05/11/20	U.S. Dollars	515,000	Singapore Dollars	715,541	BNP	7,556
07/08/20	Thai Baht	11,887,000	U.S. Dollars	359,978	Barclays	7,438
06/29/20	Japanese Yen	41,208,928	U.S. Dollars	377,000	Barclays	7,366
05/18/20	Euro	1,000,000	U.S. Dollars	1,088,891	Deutsche Bank	7,349
05/11/20	U.S. Dollars	515,000	Singapore Dollars	716,004	JPMorgan Chase	7,227
07/21/20	Russian Rubles	15,618,000	U.S. Dollars	200,000	Bank of America	7,206
06/29/20	U.S. Dollars	1,038,230	Euro	940,000	Goldman Sachs	6,824
06/09/20	Australian Dollars	2,062,000	Japanese Yen	143,561,595	Citibank	5,321
05/11/20	Singapore Dollars	716,545	U.S. Dollars	503,351	JPMorgan Chase	4,806
05/26/20	U.S. Dollars	1,077,378	Chilean Pesos	895,215,000	Barclays	4,462
06/05/20	Indian Rupees	16,215,676	U.S. Dollars	209,776	JPMorgan Chase	4,183
08/28/20	U.S. Dollars	89,732	Indian Rupees	6,581,000	Standard Chartered Bank	3,959
06/18/20	Japanese Yen	37,213,000	U.S. Dollars	343,214	HSBC	3,812
06/23/20	Colombian Pesos	2,567,970,480	U.S. Dollars	642,635	Bank of America	2,875
05/08/20	Euro	1,742,144	Swiss Francs	1,840,000	Citibank	2,761
06/12/20	Australian Dollars	905,000	Japanese Yen	62,969,121	HSBC	2,673

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/19/20	U.S. Dollars	959,833	Norwegian Kroner	9,808,100	JPMorgan Chase	$2,205
06/18/20	U.S. Dollars	349,186	Japanese Yen	37,213,000	HSBC	2,160
06/08/20	U.S. Dollars	208,133	Japanese Yen	22,103,150	JPMorgan Chase	2,050
08/27/20	U.S. Dollars	303,268	Japanese Yen	32,277,000	JPMorgan Chase	1,875
09/21/20	U.S. Dollars	841,217	Norwegian Kroner	8,594,500	JPMorgan Chase	1,833
05/11/20	U.S. Dollars	54,000	South African Rand	970,380	Barclays	1,712
06/22/20	U.S. Dollars	404,377	Japanese Yen	43,177,330	JPMorgan Chase	1,703
05/29/20	U.S. Dollars	1,320,475	Swedish Krona	12,864,000	Deutsche Bank	1,505
07/10/20	Polish Zloty	988,836	U.S. Dollars	236,918	Barclays	1,356
05/14/20	U.S. Dollars	35,358	Indian Rupees	2,564,000	JPMorgan Chase	1,345
05/04/20	U.S. Dollars	31,547	Indian Rupees	2,277,559	HSBC	1,251
06/10/20	U.S. Dollars	369,975	Mexican Pesos	8,948,397	JPMorgan Chase	1,211
07/21/20	Russian Rubles	14,856,800	U.S. Dollars	196,000	JPMorgan Chase	1,107
05/05/20	U.S. Dollars	26,925	Indian Rupees	1,949,000	HSBC	1,007
11/04/20	U.S. Dollars	376,607	Brazilian Reals	2,062,600	Citibank	805
06/08/20	U.S. Dollars	217,784	Japanese Yen	23,272,620	HSBC	796
06/30/20	Japanese Yen	53,796,513	Euro	456,600	Citibank	771
05/04/20	Indian Rupees	2,277,559	U.S. Dollars	29,548	HSBC	748
06/29/20	U.S. Dollars	110,380	Euro	100,000	BNP	656
05/05/20	Indian Rupees	1,949,000	U.S. Dollars	25,279	HSBC	639
05/14/20	U.S. Dollars	13,587	Indian Rupees	977,223	HSBC	623
05/18/20	U.S. Dollars	18,672	Indian Rupees	1,375,000	JPMorgan Chase	452
05/14/20	Indian Rupees	977,223	U.S. Dollars	12,642	HSBC	321
06/09/20	U.S. Dollars	215,000	Czech Republic Koruna	5,309,016	Citibank	208
05/15/20	U.S. Dollars	22,154	Indian Rupees	1,655,100	Citibank	204

Total Unrealized Appreciation						$2,939,533

06/30/20	Chilean Pesos	49,148,475	U.S. Dollars	59,000	Citibank	$(32)
06/29/20	U.S. Dollars South	43,822	Euro	40,000	Barclays	(68)
05/11/20	African Rand	4,431,896	U.S. Dollars	239,000	Bank of America	(190)
06/29/20	U.S. Dollars	73,311	Euro	67,000	Citibank	(204)
06/10/20	Mexican Pesos	2,902,977	U.S. Dollars	120,000	BNP	(368)
09/08/20	Japanese Yen	59,383,740	U.S. Dollars	555,040	HSBC	(397)
10/06/20	U.S. Dollars	1,538,929	Mexican Pesos	37,970,000	HSBC	(839)
05/05/20	Brazilian Reals	1,052,300	U.S. Dollars	194,331	JPMorgan Chase	(905)
05/13/20	Euro	32,770	Swedish Krona	360,000	Deutsche Bank	(985)
10/30/20	Japanese Yen	159,249,500	U.S. Dollars	1,490,002	Deutsche Bank	(1,026)
05/05/20	Brazilian Reals	2,062,600	U.S. Dollars	380,203	Citibank	(1,072)
06/16/20	U.S. Dollars	933,574	Norwegian Kroner	9,574,400	JPMorgan Chase	(1,218)
05/11/20	U.S. Dollars	77,558	South African Rand	1,461,968	BNP	(1,219)
06/15/20	U.S. Dollars	938,931	Norwegian Kroner	9,633,000	JPMorgan Chase	(1,576)
06/15/20	Euro	469,699	Swedish Krona	5,040,000	Deutsche Bank	(1,642)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

09/09/20	Japanese Yen	23,272,620	U.S. Dollars	219,220	HSBC	$ (1,850)
05/13/20	Swedish Krona	4,791,000	Euro	450,075	Deutsche Bank	(2,184)
07/14/20	Euro	788,656	Norwegian Kroner	8,890,000	JPMorgan Chase	(2,486)
07/03/20	Japanese Yen	78,040,676	Euro	665,700	JPMorgan Chase	(2,540)
06/09/20	U.S. Dollars	310,000	Czech Republic Koruna	7,727,990	Goldman Sachs	(2,659)
05/12/20	Romanian Leu	1,124,632	U.S. Dollars	257,000	JPMorgan Chase	(2,750)
06/29/20	U.S. Dollars	457,759	Euro	420,000	Standard Chartered Bank	(3,082)
07/09/20	U.S. Dollars	452,211	Hungarian Forints	146,651,975	JPMorgan Chase	(3,260)
07/21/20	U.S. Dollars	424,000	Peruvian Nuevo Soles	1,449,953	Citibank	(3,604)
06/08/20	Japanese Yen	23,272,620	U.S. Dollars	220,636	HSBC	(3,649)
10/08/20	U.S. Dollars	106,352	Mexican Pesos	2,714,000	Citibank	(3,678)
06/08/20	Japanese Yen	22,103,150	U.S. Dollars	209,793	JPMorgan Chase	(3,709)
06/30/20	U.S. Dollars	164,672	Chilean Pesos	140,811,504	JPMorgan Chase	(4,273)
06/15/20	U.S. Dollars	2,523,979	Australian Dollars	3,880,000	Morgan Stanley	(4,778)
07/27/20	U.S. Dollars	383,000	Malaysian Ringgit	1,679,838	Barclays	(5,378)
06/22/20	Japanese Yen	43,177,330	U.S. Dollars	408,289	JPMorgan Chase	(5,614)
06/09/20	U.S. Dollars	200,000	Czech Republic Koruna	5,088,000	Barclays	(5,850)
05/11/20	Singapore Dollars	715,000	U.S. Dollars	513,797	BNP	(6,736)
05/18/20	Euro	1,150,000	U.S. Dollars	1,267,530	Deutsche Bank	(6,854)
07/31/20	Japanese Yen	52,970,622	Euro	456,600	Citibank	(6,995)
08/13/20	Swedish Krona	4,791,000	Euro	454,329	Deutsche Bank	(7,415)
06/10/20	Mexican Pesos	2,512,485	U.S. Dollars	111,000	Bank of America	(7,461)
06/10/20	Mexican Pesos	8,548,480	U.S. Dollars	361,000	Citibank	(8,717)
07/29/20	U.S. Dollars	798,402	South Korean Won	979,000,000	HSBC	(8,788)
07/17/20	U.S. Dollars	186,000	Indonesian Rupiahs	3,009,480,000	Bank of America	(9,108)
06/15/20	Swedish Krona	9,582,000	Euro	904,580	Deutsche Bank	(9,594)
07/28/20	U.S. Dollars	270,000	Brazilian Reals	1,536,832	Citibank	(10,946)
09/14/20	Japanese Yen	40,313,035	Australian Dollars	595,000	HSBC	(11,228)
06/30/20	U.S. Dollars	423,645	Chilean Pesos	363,055,000	BNP	(11,947)
09/14/20	Japanese Yen	47,524,435	Australian Dollars	700,000	JPMorgan Chase	(12,301)
06/09/20	U.S. Dollars	355,000	Czech Republic Koruna	9,131,951	BNP	(14,460)
07/14/20	Norwegian Kroner	18,402,600	Euro	1,651,932	JPMorgan Chase	(16,134)
05/19/20	U.S. Dollars	230,166	Uruguayan Pesos	10,667,270	Citibank	(20,245)
08/31/20	Japanese Yen	65,814,000	U.S. Dollars	636,810	Citibank	(22,207)
05/19/20	Uruguayan Pesos	10,667,270	U.S. Dollars	277,000	Citibank	(26,590)
05/18/20	Colombian Pesos	764,739,417	U.S. Dollars	225,687	Bank of America	(32,872)
06/23/20	U.S. Dollars	611,000	Colombian Pesos	2,567,970,480	Barclays	(34,511)
05/29/20	Swedish Krona	12,864,000	U.S. Dollars	1,353,624	Deutsche Bank	(34,655)
05/18/20	Colombian Pesos	848,039,156	U.S. Dollars	249,313	Citibank	(35,496)
05/26/20	Chilean Pesos	895,215,000	U.S. Dollars	1,110,000	JPMorgan Chase	(37,084)
11/09/20	Japanese Yen	327,883,800	Euro	2,830,000	Deutsche Bank	(48,290)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

05/07/20	Brazilian Reals	1,067,750	U.S. Dollars	250,000	Citibank	$ (53,770)
06/09/20	Czech Republic Koruna	28,993,500	U.S. Dollars	1,275,000	Bank of America	(101,981)
06/15/20	Norwegian Kroner	9,633,000	U.S. Dollars	1,052,678	JPMorgan Chase	(112,171)
09/21/20	Norwegian Kroner	8,594,500	U.S. Dollars	952,581	JPMorgan Chase	(113,197)
06/16/20	Norwegian Kroner	9,574,400	U.S. Dollars	1,052,680	JPMorgan Chase	(117,888)
06/19/20	Norwegian Kroner	9,808,100	U.S. Dollars	1,088,253	JPMorgan Chase	(130,625)
06/16/20	Japanese Yen	513,245,304	Australian Dollars	7,821,000	HSBC	(311,234)

Total Unrealized Depreciation						$(1,454,585)

Net Unrealized Appreciation						$1,484,948

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2020:

Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(1)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index Series 34 (Pay Quarterly)	6.28%	5.00%	6/20/2025	Morgan Stanley	USD 10,805,000	$(503,924)	$(517,444)	$13,520

Total					10,805,000	$(503,924)	$(517,444)	$13,520

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2020:

Over the Counter

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(1)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Markit CDX Emerging Markets Series 33 (Pay Quarterly)	3.35%	1.00%	06/20/2025	Barclays	USD 200,000	$(21,408)	$(19,820)	$(1,588)
Markit CDX Emerging Markets Series 33 (Pay Quarterly)	3.35%	1.00%	06/20/2025	Bank Of America	USD 433,890	(46,444)	(45,858)	(586)

Total					633,890	$(67,852)	$(65,678)	$(2,174)

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Asset-Backed Securities	$—	$298,055	$—	$298,055
Common Stocks	114,579	2,430	—	117,009
Convertible Preferred Stocks	63,081	488,250	—	551,331
Convertible Bonds	—	1,655,344	—	1,655,344
Corporate Bonds	—	34,019,895	—	34,019,895
Foreign Government Inflation-Linked Bonds	—	1,699,652	—	1,699,652
Foreign Issuer Bonds	—	118,616,507	—	118,616,507
U.S. Government Obligations	—	10,218,003	—	10,218,003
Short-Term Investments	15,328,577	4,580,000	—	19,908,577

Total Investments	$15,506,237	$171,578,136	$—	$187,084,373

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Forward foreign currency exchange contracts	$—	$2,939,533	$—	$2,939,533

Total Assets - Derivative Financial Instruments	$—	$2,939,533	$—	$2,939,533

Liabilities:
Forward foreign currency exchange contracts	$—	$(1,454,585)	$—	$(1,454,585)
Swap agreements at fair value	—	(571,776)	—	(571,776)

Total Liabilities - Derivative Financial Instruments	$—	$(2,026,361)	$—	$(2,026,361)

Total Net Derivative Financial Instruments	$—	$913,172	$—	$913,172

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Unconstrained Allocation Fund

	Par(a)	Value

Asset-Backed Securities – 0.1%

Commercial Mortgage-Backed Securities – 0.1%
Benchmark Mortgage Trust, Series 2020-B17, Class A2, 2.21%, 3/15/53	$45,000	$45,128
Total Asset-Backed Securities (Cost $45,633)		45,128

	Number of Shares

Common Stocks – 17.4%

Advertising – 0.9%
Omnicom Group, Inc.	22,549	1,285,969

Apparel – 0.7%
Tapestry, Inc.	68,188	1,014,637

Beverages – 0.5%
Anheuser-Busch InBev S.A./N.V. (Belgium)	16,424	764,867

Commercial Services – 3.1%
Atlantia S.p.A. (Italy)	27,499	450,798
Bureau Veritas S.A. (France)	45,998	954,916
H&R Block, Inc.	85,023	1,415,633
Nielsen Holdings PLC	96,375	1,419,604
		4,240,951

Computers – 0.9%
Cognizant Technology Solutions Corp., Class A	22,598	1,311,136

Engineering & Construction – 0.9%
Ferrovial S.A. (Spain)	47,127	1,180,053

Entertainment – 0.8%
International Game Technology PLC	149,118	1,124,350

Environmental Control – 0.9%
Stericycle, Inc.*	25,149	1,227,271

Healthcare - Products – 1.0%
Henry Schein, Inc.*	13,262	723,575
Medtronic PLC	7,138	696,883
		1,420,458

Healthcare - Services – 1.8%
Fresenius Medical Care A.G. & Co. KGaA (Germany)	19,964	1,564,591
MEDNAX, Inc.*	62,120	901,982
		2,466,573

	Number of Shares	Value

Internet – 0.4%
Alphabet, Inc., Class C*	181	$244,108
Booking Holdings, Inc.*	169	250,216
		494,324

Pharmaceuticals – 0.8%
CVS Health Corp.	18,940	1,165,757

Retail – 0.2%
Lowe’s Cos., Inc.	2,408	252,238

Semiconductors – 0.6%
IPG Photonics Corp.*	6,043	781,541

Software – 0.7%
Oracle Corp.	17,328	917,864

Telecommunications – 1.5%
Cisco Systems, Inc.	16,816	712,662
SES S.A. (France)	215,199	1,433,655
		2,146,317

Transportation – 1.7%
CSX Corp.	11,508	762,175
Norfolk Southern Corp.	4,554	779,189
Union Pacific Corp.	4,662	744,941
		2,286,305
Total Common Stocks (Cost $23,592,452)		24,080,611

	Par(a)

Corporate Bonds – 2.1%

Aerospace/Defense – 0.2%
Boeing (The) Co.,
5.71%, 5/01/40	$50,000	50,000
5.80%, 5/01/50	55,000	55,000
3.95%, 8/01/59	40,000	31,324
5.93%, 5/01/60	55,000	55,000
General Dynamics Corp.,
4.25%, 4/01/40	20,000	24,605
4.25%, 4/01/50	5,000	6,460
Northrop Grumman Corp.,
5.15%, 5/01/40	10,000	13,324
5.25%, 5/01/50	10,000	14,193
		249,906

Apparel – 0.0%(b)
NIKE, Inc.,
3.25%, 3/27/40	10,000	10,865
3.38%, 3/27/50	10,000	11,212
		22,077

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

	Par(a)	Value

Auto Manufacturers – 0.0%(b)
Toyota Motor Credit Corp., 3.38%, 4/01/30	$25,000	$27,349

Banks – 0.5%
Bank of America Corp., (3M USD LIBOR + 3.15%), 4.08%, 3/20/51(c)	300,000	360,242
JPMorgan Chase & Co., (SOFR + 2.44%), 3.11%, 4/22/51(c)	55,000	56,954
Wells Fargo & Co.,
(3M USD LIBOR + 3.77%), 4.48%, 4/04/31(c)	130,000	150,878
(3M USD LIBOR + 4.24%), 5.01%, 4/04/51(c)	90,000	118,155
		686,229

Beverages – 0.0%(b)
Coca-Cola (The) Co.,
4.13%, 3/25/40	10,000	12,464
4.20%, 3/25/50	20,000	25,890
		38,354

Chemicals – 0.1%
LYB International Finance III LLC, 4.20%, 5/01/50	50,000	50,613

Computers – 0.1%
Hewlett Packard Enterprise Co.,
6.20%, 10/15/35	10,000	11,823
6.35%, 10/15/45	130,000	155,602
		167,425

Cosmetics/Personal Care – 0.0%(b)
Procter & Gamble (The) Co.,
3.55%, 3/25/40	10,000	12,029
3.60%, 3/25/50	10,000	12,722
		24,751

Diversified Financial Services – 0.0%(b)
Mastercard, Inc.,
3.35%, 3/26/30	10,000	11,386
3.85%, 3/26/50	10,000	12,471
		23,857

Electric – 0.1%
Consolidated Edison Co. of New York, Inc., 3.95%, 4/01/50	25,000	29,879
Exelon Corp.,
4.05%, 4/15/30	20,000	22,834
4.70%, 4/15/50	25,000	32,162
		84,875

	Par(a)	Value

Insurance – 0.2%
American International Group, Inc., 4.50%, 7/16/44	$65,000	$71,802
Metropolitan Life Global Funding I, (SOFR + 0.57%), 0.61%, 1/13/23(d)(e)	150,000	144,682
New York Life Insurance Co., 3.75%, 5/15/50(d)	25,000	28,362
Prudential Financial, Inc., 4.35%, 2/25/50	15,000	17,161
		262,007

Media – 0.1%
Comcast Corp.,
3.40%, 4/01/30	15,000	16,843
3.75%, 4/01/40	5,000	5,738
Walt Disney (The) Co.,
4.62%, 3/23/40	10,000	12,405
4.70%, 3/23/50	25,000	33,447
		68,433

Miscellaneous Manufacturing – 0.1%
3M Co., 3.70%, 4/15/50	35,000	41,793
General Electric Co., 4.35%, 5/01/50	125,000	125,951
		167,744

Oil & Gas – 0.1%
Exxon Mobil Corp., 3.45%, 4/15/51	100,000	109,378

Pharmaceuticals – 0.0%(b)
CVS Health Corp.,
4.12%, 4/01/40	20,000	22,443
4.25%, 4/01/50	20,000	23,417
		45,860

Retail – 0.1%
Home Depot (The), Inc.,
3.30%, 4/15/40	15,000	16,389
3.35%, 4/15/50	10,000	11,074
Lowe’s Cos., Inc.,
5.00%, 4/15/40	10,000	12,386
5.12%, 4/15/50	25,000	32,632
McDonald’s Corp.,
3.60%, 7/01/30	10,000	11,284
3.63%, 9/01/49	15,000	16,418
4.20%, 4/01/50	20,000	23,819
		124,002

Semiconductors – 0.1%
Intel Corp., 4.75%, 3/25/50	55,000	77,481

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

		Par(a)	Value

Semiconductors (Continued)
Intel Corp., 4.95%, 3/25/60		$20,000	$28,524
NVIDIA Corp.,
3.50%, 4/01/40		25,000	28,100
3.50%, 4/01/50		40,000	45,899
			180,004

Software – 0.2%
Oracle Corp.,
3.60%, 4/01/50		130,000	147,671
3.85%, 4/01/60		120,000	139,033
			286,704

Transportation – 0.2%
Burlington Northern Santa Fe LLC, 4.70%, 9/01/45		10,000	12,863
FedEx Corp., 5.25%, 5/15/50		115,000	138,629
United Parcel Service, Inc.,
5.20%, 4/01/40		10,000	13,303
5.30%, 4/01/50		30,000	42,893
			207,688
Total Corporate Bonds (Cost $2,511,118)			2,827,256

Foreign Issuer Bonds – 5.0%

Australia – 0.6%
Australia Government Bond, 5.75%, 7/15/22	AUD	535,000	390,865
New South Wales Treasury Corp., 4.00%, 4/08/21	AUD	125,000	84,236
Queensland Treasury Corp., 5.50%, 6/21/21	AUD	250,000	172,330
Western Australian Treasury Corp., 7.00%, 7/15/21	AUD	245,000	172,241
			819,672

Belgium – 0.2%
Anheuser-Busch InBev Worldwide, Inc.,
4.50%, 6/01/50		160,000	179,068
4.60%, 6/01/60		55,000	60,513
			239,581

Brazil – 0.4%
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/23	BRL	1,130,000	232,804
10.00%, 1/01/27	BRL	1,770,000	372,056
			604,860

		Par(a)	Value

Canada – 0.3%
Bank of Montreal, (SOFR + 0.68%), 0.83%, 3/10/23(e)		$195,000	$187,836
Canadian Imperial Bank of Commerce, (SOFR + 0.80%), 0.84%, 3/17/23(e)		205,000	197,638
			385,474

Colombia – 0.5%
Colombian TES,
6.25%, 11/26/25	COP	1,010,000,000	259,435
6.00%, 4/28/28	COP	1,730,000,000	417,238
			676,673

Indonesia – 0.4%
Indonesia Treasury Bond, 9.00%, 3/15/29	IDR	8,500,000,000	609,260

Malaysia – 0.6%
Malaysia Government Bond,
3.88%, 3/10/22	MYR	2,560,000	611,723
3.90%, 11/16/27	MYR	900,000	225,023
			836,746

Mexico – 1.3%
Mexican Bonos,
8.50%, 5/31/29	MXN	9,000,000	421,937
7.75%, 11/23/34	MXN	2,960,000	130,282
8.50%, 11/18/38	MXN	9,500,000	430,506
7.75%, 11/13/42	MXN	11,950,000	493,614
8.00%, 11/07/47	MXN	3,900,000	166,863
Petroleos Mexicanos,
6.75%, 9/21/47		25,000	17,187
7.69%, 1/23/50(d)		190,000	139,650
			1,800,039

Poland – 0.1%
Republic of Poland Government Bond,
5.25%, 10/25/20	PLN	360,000	88,808
2.00%, 4/25/21	PLN	426,000	104,280
			193,088

Russia – 0.0%(b)
Russian Federal Bond - OFZ, 7.65%, 4/10/30	RUB	3,000,000	45,333

South Africa – 0.4%
Republic of South Africa Government Bond,
6.50%, 2/28/41	ZAR	6,610,000	213,257
8.75%, 2/28/48	ZAR	6,860,000	277,146
			490,403

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

		Par(a)	Value

Spain – 0.2%
Spain Government Bond, 1.00%, 10/31/50(d)	EUR	$235,000	$225,778
Total Foreign Issuer Bonds (Cost $7,503,818)			6,926,907

U.S. Government Obligations – 4.3%

U.S. Treasury Bonds – 0.2%
2.37%, 11/15/49		200,000	254,086

U.S. Treasury Floating Rate Notes – 4.1%
(3M US Treasury MMY + 0.22%), 0.34%, 7/31/21(e)		465,000	465,912
(3M US Treasury MMY + 0.30%), 0.42%, 10/31/21(e)		1,830,000	1,836,466
(3M US Treasury MMY + 0.15%), 0.28%, 1/31/22(e)		3,295,000	3,298,813
(3M US Treasury MMY + 0.11%), 0.23%, 4/30/22(e)		85,000	85,009
			5,686,200
Total U.S. Government Obligations (Cost $5,933,363)			5,940,286

		Number of Shares

Investment Companies – 64.4%
iShares Broad USD High Yield Corporate Bond ETF		50,449	1,868,127
iShares Core DAX UCITS ETF DE (Germany)* EUR		58,894	5,994,382
iShares Global Energy ETF		570,155	11,197,844
iShares MSCI Europe Financials ETF		552,148	7,222,096

	Number of Shares	Value
iShares MSCI South Korea ETF	104,411	$5,389,696
iShares MSCI United Kingdom ETF	432,988	10,932,947
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany) EUR	202,389	4,049,405
JPMorgan BetaBuilders Japan ETF	655,096	14,012,503
Schwab Fundamental Emerging Markets Large Company Index ETF	375,283	8,248,720
Schwab U.S. TIPS ETF	30,081	1,776,885
Vanguard Consumer Staples ETF	30,260	4,477,572
Vanguard Long-Term Treasury ETF	36,426	3,708,895
Vanguard Small-Cap ETF	29,949	3,960,456
Vanguard Total Stock Market ETF	42,371	6,179,387
Total Investment Companies (Cost $86,613,185)		89,018,915

Short-Term Investments – 6.8%

Money Market Fund – 6.8%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(f)	9,428,084	9,428,084
Total Short-Term Investments (Cost $9,428,084)		9,428,084
Total Investments – 100.1% (Cost $135,627,653)		138,267,187
Liabilities less Other Assets – (0.1)%(g)		(73,521)
NET ASSETS – 100.0%		$138,193,666

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Par value is in USD unless otherwise indicated.
(b)	Amount rounds to less than 0.05%.
(c)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2020 is disclosed.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(e)	Variable rate security. Rate as of April 30, 2020 is disclosed.
(f)	7-day current yield as of April 30, 2020 is disclosed.
(g)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts and futures contracts.
*	Non-Income Producing Security

Abbreviations:
3M	3 Month

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
DAX	Deutscher Aktienindex
ETF	Exchange-Traded Fund
EUR	Euro
IDR	Indonesian Rupiah
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MMY	Money Market Yield
MSCI	Morgan Stanley Capital International
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLC	Public Limited Company
PLN	Polish Zloty
RUB	Russian Ruble
SOFR	United States Secured Overnight Financing Rate
TIPS	Treasury Inflation Protected Securities
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar
ZAR	South African Rand

Futures Contracts outstanding at April 30, 2020:

Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	13	6/08/2020	EUR	1,974,503	$30,785

Forward Foreign Currency Contracts outstanding at April 30, 2020:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/16/20	British Pounds	480,000	U.S. Dollars	554,219	HSBC	$ 50,465
05/29/20	Australian Dollars	670,000	U.S. Dollars	389,086	Morgan Stanley	47,565
05/13/20	U.S. Dollars	164,052	Mexican Pesos	3,100,000	Citibank	35,713
06/09/20	U.S. Dollars	221,907	South African Rand	3,500,000	Barclays	33,888
05/12/20	U.S. Dollars	169,607	South African Rand	2,590,000	HSBC	30,062
06/05/20	Norwegian Kroner	2,500,000	U.S. Dollars	220,360	Morgan Stanley	23,709
06/11/20	Japanese Yen	37,000,000	U.S. Dollars	334,444	HSBC	10,552
07/22/20	New Zealand Dollars	1,060,000	U.S. Dollars	639,938	HSBC	9,948
07/17/20	Norwegian Kroner	3,400,000	U.S. Dollars	322,633	HSBC	9,385
05/15/20	Chilean Pesos	220,000,000	U.S. Dollars	256,261	HSBC	7,339
06/19/20	South Korean Won	260,000,000	U.S. Dollars	207,784	Citibank	6,417
05/12/20	U.S. Dollars	138,629	South African Rand	2,460,000	Morgan Stanley	6,088
07/27/20	Indonesian Rupiahs	1,880,000,000	U.S. Dollars	117,032	JPMorgan Chase	4,606

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

07/22/20	British Pounds	300,000	U.S. Dollars	374,105	Citibank	$ 3,875
07/15/20	Polish Zloty	2,030,000	U.S. Dollars	485,291	Citibank	3,866
07/28/20	South Korean Won	320,000,000	U.S. Dollars	260,438	Citibank	3,398
07/31/20	Polish Zloty	830,000	U.S. Dollars	197,824	Citibank	2,179
06/05/20	Norwegian Kroner	1,700,000	U.S. Dollars	163,907	National Australia Bank	2,060
07/24/20	Chilean Pesos	60,000,000	U.S. Dollars	70,081	HSBC	1,959
06/16/20	British Pounds	210,000	U.S. Dollars	262,749	JPMorgan Chase	1,800
05/13/20	U.S. Dollars	141,964	Mexican Pesos	3,400,000	HSBC	1,206
07/20/20	Czech Republic Koruna	1,400,000	U.S. Dollars	56,045	JPMorgan Chase	622
07/13/20	South Korean Won	300,000,000	U.S. Dollars	247,219	Citibank	57
06/12/20	U.S. Dollars	43,880	Euro	40,000	Citibank	7

Total Unrealized Appreciation						$296,766

07/29/20	Russian Rubles	11,500,000	U.S. Dollars	152,670	Citibank	$ (267)
08/04/20	New Zealand Dollars	830,000	U.S. Dollars	509,267	JPMorgan Chase	(437)
05/18/20	U.S. Dollars	70,620	Thai Baht	2,300,000	HSBC	(466)
05/12/20	U.S. Dollars	52,841	South African Rand	1,000,000	Citibank	(1,037)
07/13/20	South Korean Won	540,000,000	U.S. Dollars	446,238	Citibank	(1,142)
05/15/20	U.S. Dollars	46,647	Chilean Pesos	40,000,000	HSBC	(1,280)
06/12/20	U.S. Dollars	173,616	Euro	160,000	Citibank	(1,875)
05/13/20	U.S. Dollars	134,391	Mexican Pesos	3,300,000	Goldman Sachs	(2,228)
06/09/20	South African Rand	400,000	U.S. Dollars	23,860	Citibank	(2,372)
06/19/20	South Korean Won	210,000,000	U.S. Dollars	175,395	Citibank	(2,386)
06/09/20	South African Rand	800,000	U.S. Dollars	45,479	HSBC	(2,503)
05/13/20	Mexican Pesos	300,000	U.S. Dollars	15,046	UBS	(2,626)
07/20/20	Czech Republic Koruna	6,500,000	U.S. Dollars	265,974	JPMorgan Chase	(2,877)
07/22/20	U.S. Dollars	113,411	New Zealand Dollars	190,000	HSBC	(3,078)
05/13/20	Mexican Pesos	300,000	U.S. Dollars	15,511	HSBC	(3,092)
06/16/20	U.S. Dollars	487,894	British Pounds	390,000	JPMorgan Chase	(3,412)
06/12/20	South Korean Won	250,000,000	U.S. Dollars	209,460	HSBC	(3,529)
05/18/20	U.S. Dollars	354,447	Thai Baht	11,600,000	JPMorgan Chase	(4,075)
05/13/20	U.S. Dollars	168,618	Mexican Pesos	4,200,000	Citibank	(5,260)
05/29/20	U.S. Dollars	222,442	Australian Dollars	350,000	JPMorgan Chase	(5,659)
05/12/20	South African Rand	650,000	U.S. Dollars	40,867	Citibank	(5,846)
07/10/20	U.S. Dollars	168,545	Brazilian Reals	960,000	HSBC	(7,126)
05/29/20	Australian Dollars	640,000	U.S. Dollars	425,078	Morgan Stanley	(7,979)
05/29/20	U.S. Dollars	271,777	Australian Dollars	430,000	HSBC	(8,461)
05/13/20	Mexican Pesos	12,700,000	U.S. Dollars	537,550	Citibank	(11,777)
06/16/20	British Pounds	340,000	U.S. Dollars	445,869	Barclays	(17,552)
06/11/20	U.S. Dollars	1,107,511	Japanese Yen	121,000,000	Citibank	(20,720)
06/05/20	Norwegian Kroner	2,200,000	U.S. Dollars	238,601	HSBC	(23,821)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

05/15/20	Chilean Pesos	470,000,000	U.S. Dollars	591,664	HSBC	$ (28,518)
06/11/20	Japanese Yen	84,000,000	U.S. Dollars	824,180	Citibank	(40,945)
05/29/20	U.S. Dollars	583,147	Australian Dollars	960,000	Morgan Stanley	(42,502)

Total Unrealized Depreciation						$(264,848)

Net Unrealized Appreciation						$ 31,918

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Unconstrained Allocation Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Asset-Backed Securities	$—	$45,128	$—	$45,128
Common Stocks	17,731,731	6,348,880	—	24,080,611
Corporate Bonds	—	2,827,256	—	2,827,256
Foreign Issuer Bonds	—	6,926,907	—	6,926,907
U.S. Government Obligations	—	5,940,286	—	5,940,286
Investment Companies	89,018,915	—	—	89,018,915
Short-Term Investments	9,428,084	—	—	9,428,084

Total Investments	$116,178,730	$22,088,457	$—	$138,267,187

Morningstar Unconstrained Allocation Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Futures contracts	$30,785	$ —	$—	$ 30,785
Forward foreign currency exchange contracts	—	296,766	—	296,766

Total Assets - Derivative Financial Instruments	$30,785	$ 296,766	$—	$ 327,551

Liabilities:
Forward foreign currency exchange contracts	$ —	$(264,848)	$—	$ (264,848)

Total Liabilities - Derivative Financial Instruments	$ —	$(264,848)	$—	$ (264,848)

Total Net Derivative Financial Instruments	$30,785	$ 31,918	$—	$ 62,703

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments

Morningstar Alternatives Fund

	Number of Shares	Value

Long Positions – 94.5%

Common Stocks – 26.1%

Auto Parts & Equipment – 1.0%
Delphi Technologies PLC(a)(b)*	13,738	$137,243
WABCO Holdings, Inc.*	13,429	1,804,589
		1,941,832

Banks – 0.1%
IBERIABANK Corp.	3,274	135,740

Biotechnology – 0.2%
Pacific Biosciences of California, Inc.(a)*	113,494	375,098

Computers – 1.1%
ForeScout Technologies, Inc.*	58,842	1,868,822
Ingenico Group S.A. (France)	1,012	127,328
		1,996,150

Distribution/Wholesale – 1.4%
Anixter International, Inc.*	28,605	2,656,260

Diversified Financial Services – 1.8%
Bolsas y Mercados Espanoles SHMSF S.A. (Spain)	22,913	836,059
Legg Mason, Inc.(a)	51,785	2,580,447
		3,416,506

Electrical Component & Equipment – 0.4%
OSRAM Licht A.G. (Germany)*	16,193	712,565

Electronics – 3.9%
Isra Vision A.G. (Germany)	5,881	322,235
KEMET Corp.(a)	79,852	2,156,802
Tech Data Corp.*	33,533	4,716,081
		7,195,118

Entertainment – 0.2%
Flutter Entertainment PLC (Canada)*	3,416	423,874

Healthcare - Products – 1.5%
Qiagen N.V.*	13,812	575,163
Wright Medical Group N.V.*	75,356	2,194,367
		2,769,530

	Number of Shares	Value

Insurance – 0.6%
TOWER Ltd. (New Zealand)*	192,415	$70,187
Willis Towers Watson PLC	6,005	1,070,631
		1,140,818

Internet – 2.6%
E*TRADE Financial Corp.(a)	34,319	1,393,695
Meet Group (The), Inc.(a)*	70,708	436,268
TD Ameritrade Holding Corp.(a)	74,383	2,921,020
		4,750,983

Lodging – 1.5%
Caesars Entertainment Corp.(a)*	296,422	2,863,436

Pharmaceuticals – 2.8%
Allergan PLC	27,370	5,127,496

Real Estate – 0.3%
Godewind Immobilien A.G. (Germany)(c)*	85,388	598,864

Real Estate Investment Trusts – 1.6%
Front Yard
Residential Corp.	7,053	80,475
iStar, Inc.	27,237	272,915
Northview Apartment Real Estate Investment Trust (Canada)	31,680	801,132
Taubman Centers, Inc.(a)	41,096	1,771,237
		2,925,759

Retail – 2.1%
Tiffany & Co.	30,931	3,912,771

Semiconductors – 0.2%
Adesto Technologies Corp.(a)*	37,757	447,420

Software – 0.5%
RIB Software S.E. (Germany)*	28,736	911,331

Telecommunications – 2.3%
Cincinnati Bell, Inc.*	20,414	299,065
Gilat Satellite Networks Ltd. (Israel)(a)*	26,737	228,601
LogMeIn, Inc.	44,889	3,836,214
		4,363,880
Total Common Stocks (Cost $49,269,737)		48,665,431

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Convertible Preferred Stocks – 2.0%

Chemicals – 0.3%
Lyondellbasell Advanced Polymers, Inc., 6.00%	669	$651,940

Computers – 0.2%
NCR Corp., 5.50%(d)	370	345,062

Diversified Financial Services – 0.7%
AMG Capital Trust II, 5.15%(a)	21,379	855,160
Cowen, Inc., 5.63%(a)	581	393,832
		1,248,992

Real Estate Investment Trusts – 0.4%
QTS Realty Trust, Inc., 6.50%(a)	4,994	701,857

Savings & Loans – 0.4%
New York Community Capital Trust V, 6.00%	15,754	691,196
Total Convertible Preferred Stocks (Cost $3,893,958)		3,639,047

	Par(e)

Convertible Bonds – 27.4%

Aerospace/Defense – 0.1%
Kaman Corp., 3.25%, 5/01/24(a)	$255,000	240,483

Airlines – 0.6%
Copa Holdings S.A., 4.50%, 4/15/25(c)	405,000	410,246
Southwest Airlines Co., 1.25%, 5/01/25	608,000	671,027
		1,081,273

Auto Manufacturers – 0.2%
Tesla, Inc., 2.38%, 3/15/22(a)	161,000	394,410

Auto Parts & Equipment – 0.2%
Meritor, Inc., 3.25%, 10/15/37(a)	346,000	332,160

Banks – 0.3%
Hope Bancorp, Inc., 2.00%, 5/15/38(a)	774,000	626,166

Biotechnology – 2.8%
Apellis Pharmaceuticals, Inc., 3.50%, 9/15/26(a)(c)	228,000	265,228
Exact Sciences Corp., 1.00%, 1/15/25(a)	220,000	282,501

	Par(e)	Value

Biotechnology (Continued)
Exact Sciences Corp., 0.38%, 3/15/27	$691,000	$670,695
Halozyme Therapeutics, Inc., 1.25%, 12/01/24(a)(c)	571,000	655,016
Innoviva, Inc., 2.13%, 1/15/23(a)	558,000	550,323
Insmed, Inc., 1.75%, 1/15/25(a)	495,000	464,681
Ionis Pharmaceuticals, Inc., 0.13%, 12/15/24(a)(c)	558,000	533,027
Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23(a)	821,000	721,217
Radius Health, Inc., 3.00%, 9/01/24(a)	647,000	493,111
Retrophin, Inc., 2.50%, 9/15/25(a)	368,000	277,840
Theravance Biopharma, Inc., 3.25%, 11/01/23(a)	322,000	353,238
		5,266,877

Commercial Services – 1.3%
2U, Inc., 2.25%, 5/01/25(c)	269,000	273,733
Chegg, Inc., 0.13%, 3/15/25	639,000	670,405
FTI Consulting, Inc., 2.00%, 8/15/23(a)	520,000	718,301
Square, Inc., 0.50%, 5/15/23(a)	594,000	666,765
		2,329,204

Computers – 0.7%
Lumentum Holdings, Inc., 0.50%, 12/15/26(a)(c)	619,000	655,125
Rapid7, Inc., 1.25%, 8/01/23(a)	450,000	560,812
		1,215,937

Diversified Financial Services – 0.6%
Encore Capital Europe Finance Ltd., 4.50%, 9/01/23(a)	251,000	200,219
Encore Capital Group, Inc., 2.88%, 3/15/21(a)	339,000	310,841
PRA Group, Inc.,
3.50%, 6/01/23(a)	473,000	397,893
3.00%, 8/01/20(a)	306,000	296,441
		1,205,394

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(e)	Value

Electric – 0.4%
CenterPoint Energy, Inc., 4.57%, 9/15/29	$297,700	$156,680
NRG Energy, Inc., 2.75%, 6/01/48(a)	583,000	588,971
		745,651

Electronics – 1.0%
II-VI, Inc., 0.25%, 9/01/22(a)	609,000	601,235
Knowles Corp., 3.25%, 11/01/21(a)	357,000	383,775
OSI Systems, Inc., 1.25%, 9/01/22(a)	478,000	458,003
Vishay Intertechnology, Inc., 2.25%, 6/15/25(a)	389,000	358,497
		1,801,510

Energy - Alternate Sources – 0.7%
Enphase Energy, Inc., 0.25%, 3/01/25(c)	693,000	631,890
SunPower Corp., 4.00%, 1/15/23(a)	859,000	675,389
		1,307,279

Engineering & Construction – 0.1%
Granite Construction, Inc., 2.75%, 11/01/24(a)(c)	339,000	260,275

Food – 0.1%
Chefs’ Warehouse (The), Inc., 1.88%, 12/01/24(a)(c)	290,000	200,100

Healthcare - Products – 0.1%
NanoString Technologies, Inc., 2.63%, 3/01/25(c)	150,000	144,837

Healthcare - Services – 0.2%
Invitae Corp., 2.00%, 9/01/24(a)(c)	351,000	322,199

Home Builders – 0.2%
Winnebago Industries, Inc., 1.50%, 4/01/25(a)(c)	473,000	446,086

Insurance – 0.4%
MGIC Investment Corp., 9.00%, 4/01/63(a)(c)	555,000	717,338

Internet – 5.3%
Boingo Wireless, Inc., 1.00%, 10/01/23(a)	557,000	502,692
Etsy, Inc., 0.13%, 10/01/26(c)	462,000	468,111

	Par(e)	Value

Internet (Continued)
Farfetch Ltd., 3.75%, 5/01/27(c)	$270,000	$288,884
FireEye, Inc., 1.63%, 6/01/35(a)	346,000	322,004
IAC Financeco 3, Inc., 2.00%, 1/15/30(a)(c)	865,000	903,406
iQYI, Inc., 2.00%, 4/01/25	625,000	528,824
JOYY, Inc., 1.38%, 6/15/26(a)(c)	666,000	607,309
MercadoLibre, Inc., 2.00%, 8/15/28	416,000	615,039
Momo, Inc., 1.25%, 7/01/25(a)	802,000	647,226
Palo Alto Networks, Inc., 0.75%, 7/01/23	568,000	581,916
Perficient, Inc., 2.38%, 9/15/23(a)	452,000	501,437
Q2 Holdings, Inc., 0.75%, 6/01/26(c)	462,000	495,420
Snap, Inc., 0.25%, 5/01/25(c)	943,000	990,769
Wayfair, Inc., 1.13%, 11/01/24	568,000	698,285
Weibo Corp., 1.25%, 11/15/22(a)	708,000	642,481
Zillow Group, Inc., 0.75%, 9/01/24(a)(c)	840,000	980,196
		9,773,999

Investment Management Companies – 0.3%
New Mountain Finance Corp., 5.75%, 8/15/23(a)	666,000	564,347

Leisure Time – 0.4%
Callaway Golf Co., 2.75%, 5/01/26(c)	337,000	348,641
Sabre GLBL, Inc., 4.00%, 4/15/25(c)	403,000	477,702
		826,343

Media – 0.7%
Liberty Interactive LLC, 3.50%, 1/15/31(a)	984,000	744,790
Liberty Media Corp., 2.25%, 12/01/48(a)(c)	534,000	530,996
		1,275,786

Mining – 0.2%
First Majestic Silver Corp., 1.88%, 3/01/23(a)	259,000	284,097

Oil & Gas Services – 0.1%
Helix Energy Solutions Group, Inc., 4.13%, 9/15/23(a)	273,000	202,880

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(e)	Value

Pharmaceuticals – 1.2%
Aerie Pharmaceuticals, Inc., 1.50%, 10/01/24(a)(c)	$404,000	$377,618
Coherus Biosciences, Inc., 1.50%, 4/15/26(c)	254,000	267,867
Ironwood Pharmaceuticals, Inc.,
2.25%, 6/15/22(a)	449,000	465,837
1.50%, 6/15/26(c)	306,000	309,057
Jazz Investments I Ltd., 1.50%, 8/15/24	719,000	659,406
Neurocrine Biosciences, Inc., 2.25%, 5/15/24(a)	161,000	225,584
		2,305,369

Pipelines – 0.2%
Cheniere Energy, Inc., 4.25%, 3/15/45(a)	799,000	424,839

Real Estate Investment Trusts – 2.7%
Apollo Commercial Real Estate Finance, Inc.,
4.75%, 8/23/22(a)	233,000	162,534
5.38%, 10/15/23	603,000	410,501
Arbor Realty Trust, Inc., 4.75%, 11/01/22(a)(c)	234,000	196,560
Chimera Investment Corp., 7.00%, 4/01/23	86,000	102,448
Granite Point Mortgage Trust, Inc.,
6.38%, 10/01/23(a)	219,000	111,549
5.63%, 12/01/22(c)	590,000	295,000
iStar, Inc., 3.13%, 9/15/22(a)	335,000	313,000
KKR Real Estate Finance Trust, Inc., 6.13%, 5/15/23(a)	694,000	600,744
MFA Financial, Inc., 6.25%, 6/15/24	692,000	477,047
New York Mortgage Trust, Inc., 6.25%, 1/15/22	644,000	489,440
PennyMac Corp.,
5.38%, 5/01/20	344,000	342,925
5.50%, 11/01/24(a)(c)	450,000	344,812
Redwood Trust, Inc., 4.75%, 8/15/23	359,000	249,056
Two Harbors Investment Corp., 6.25%, 1/15/22(a)	664,000	644,495
Western Asset Mortgage Capital Corp., 6.75%, 10/01/22	491,000	267,002
		5,007,113

	Par(e)	Value

Retail – 0.9%
American Eagle Outfitters, Inc., 3.75%, 4/15/25(c)	$808,000	$885,778
Burlington Stores, Inc., 2.25%, 4/15/25(c)	306,000	324,267
Dick’s Sporting Goods, Inc., 3.25%, 4/15/25(c)	403,000	429,414
		1,639,459

Semiconductors – 0.5%
Cree, Inc., 0.88%, 9/01/23(a)	618,000	623,794
ON Semiconductor Corp., 1.63%, 10/15/23(a)	321,000	349,811
		973,605

Software – 4.0%
Allscripts Healthcare Solutions, Inc., 0.88%, 1/01/27(a)(c)	301,000	230,417
Alteryx, Inc., 1.00%, 8/01/26(a)(c)	452,000	426,281
Bilibili, Inc., 1.38%, 4/01/26(a)(c)	678,000	866,569
Envestnet, Inc., 1.75%, 6/01/23(a)	377,000	418,941
Everbridge, Inc., 0.13%, 12/15/24(a)(c)	231,000	272,891
Health Catalyst, Inc., 2.50%, 4/15/25(c)	122,000	133,041
i3 Verticals LLC, 1.00%, 2/15/25(c)	383,000	326,823
j2 Global, Inc., 1.75%, 11/01/26(c)	670,000	626,836
New Relic, Inc., 0.50%, 5/01/23(a)	718,000	648,426
Nuance Communications, Inc., 1.00%, 12/15/35	336,000	349,650
RealPage, Inc., 1.50%, 11/15/22(a)	296,000	474,033
Sailpoint Technologies Holdings, Inc., 0.13%, 9/15/24(c)	573,000	536,751
Slack Technologies, Inc., 0.50%, 4/15/25(c)	340,000	376,661
Splunk, Inc., 1.13%, 9/15/25(a)	449,000	525,425
Tabula Rasa HealthCare, Inc., 1.75%, 2/15/26(a)(c)	458,000	505,407
Workday, Inc., 0.25%, 10/01/22(a)	210,000	256,890
Workiva, Inc., 1.13%, 8/15/26(a)(c)	606,000	487,250
		7,462,292

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(e)	Value

Telecommunications – 0.2%
Infinera Corp., 2.50%, 3/01/27(c)	$75,000	$74,580
Vonage Holdings Corp., 1.75%, 6/01/24(a)(c)	356,000	319,135
		393,715

Transportation – 0.7%
Air Transport Services Group, Inc., 1.13%, 10/15/24	455,000	405,819
SEACOR Holdings, Inc., 3.25%, 5/15/30(a)	694,000	545,318
SFL Corp. Ltd., 4.88%, 5/01/23(a)	336,000	310,221
		1,261,358

Total Convertible Bonds (Cost $52,013,278)		51,032,381

Foreign Issuer Bonds – 0.2%

Canada – 0.2%
Stars Group Holdings B.V./Stars Group US Co-Borrower LLC, 7.00%, 7/15/26(c)	351,000	360,828

Total Foreign Issuer Bonds (Cost $381,656) 360,828

	Number of Shares

Master Limited Partnerships – 0.0%(f)

Pipelines – 0.0%(f)
MPLX L.P.	1	16

Total Master Limited Partnerships (Cost $28)		16

Investment Companies – 29.7%
Eaton Vance Global Macro Absolute Return Fund	6,611,692	55,207,632

Total Investment Companies (Cost $57,141,646)		55,207,632

Short-Term Investments – 9.1%

Money Market Fund – 9.1%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.22%(g)	16,975,378	16,975,378

Total Short-Term Investments (Cost $16,975,378)		16,975,378

	Number of Shares	Value

Rights – 0.0%(f)

Pharmaceuticals – 0.0%(f)
Elanco Animal Health, Inc.*	22,842	$—
Total Rights (Cost $—)		—

Number of Contracts	Notional Amount

Purchased Options – 0.0%(f)

Call Option – 0.0%(f)
Stars Group (The), Inc., Strike Price $25.00, Expires 8/21/20 8	23,288	2,400

Total Purchased Options (Cost $1,310)		2,400

Total Long Positions – 94.5% (Cost $179,676,991)		175,883,113

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Short Positions – (15.2)%

Common Stocks – (15.2)%

Aerospace/Defense – (0.0)%(f)
Kaman Corp.	(1,367)	$(52,985)

Airlines – (0.3)%
Copa Holdings S.A., Class A	(4,725)	(208,892)
Southwest Airlines Co.	(9,485)	(296,406)
		(505,298)

Auto Manufacturers – (0.2)%
Tesla, Inc.*	(467)	(365,138)

Auto Parts & Equipment – (0.1)%
BorgWarner, Inc.	(3,999)	(114,251)
Meritor, Inc.*	(3,469)	(71,115)
		(185,366)

Banks – (0.9)%
First Horizon National Corp.	(15,004)	(136,236)
Hope Bancorp, Inc.	(3,489)	(34,716)
Morgan Stanley	(35,804)	(1,411,752)
		(1,582,704)

Biotechnology – (0.9)%
Apellis Pharmaceuticals, Inc.*	(4,333)	(148,492)
Exact Sciences Corp.*	(5,552)	(438,497)
Halozyme Therapeutics, Inc.*	(13,453)	(304,778)
Innoviva, Inc.*	(12,722)	(180,398)
Insmed, Inc.*	(5,438)	(125,074)
Ionis Pharmaceuticals, Inc.*	(3,497)	(194,188)
Ligand Pharmaceuticals, Inc.*	(496)	(48,891)
Radius Health, Inc.*	(4,374)	(68,628)
Retrophin, Inc.*	(3,796)	(57,775)
Theravance Biopharma, Inc.*	(6,139)	(179,013)
		(1,745,734)

Commercial Services – (0.8)%
2U, Inc.*	(5,245)	(124,569)
Chegg, Inc.*	(6,018)	(257,269)
FTI Consulting, Inc.*	(4,079)	(519,501)
Sabre Corp.	(34,267)	(249,121)
Square, Inc., Class A*	(3,693)	(240,562)
Worldline S.A. (France)(c)*	(1,590)	(107,690)
		(1,498,712)

Computers – (0.5)%
Lumentum Holdings, Inc.*	(4,168)	(337,233)

	Number of Shares	Value

Computers (Continued)
NCR Corp.*	(7,427)	$(152,402)
Rapid7, Inc.*	(7,672)	(349,460)
		(839,095)

Distribution/Wholesale – (0.0)%(f)
WESCO International, Inc.*	(3,378)	(87,389)

Diversified Financial Services – (2.0)%
Affiliated Managers Group, Inc.	(1,510)	(105,640)
Charles Schwab (The) Corp.	(80,610)	(3,040,609)
Cowen, Inc., Class A	(14,374)	(157,395)
Encore Capital Group, Inc.*	(4,283)	(111,272)
I3 Verticals, Inc., Class A*	(5,085)	(118,176)
PRA Group, Inc.*	(5,114)	(141,862)
		(3,674,954)

Electric – (0.1)%
NRG Energy, Inc.	(5,027)	(168,555)

Electronics – (0.3)%
Comtech Telecommunications Corp.	(2,253)	(41,703)
II-VI, Inc.*	(5,179)	(178,261)
Knowles Corp.*	(8,719)	(135,580)
OSI Systems, Inc.*	(1,557)	(112,696)
Vishay Intertechnology, Inc.	(5,564)	(92,307)
		(560,547)

Energy - Alternate Sources – (0.2)%
Enphase Energy, Inc.*	(5,376)	(251,758)
SunPower Corp.*	(4,937)	(36,287)
		(288,045)

Engineering & Construction – (0.0)%(f)
Granite Construction, Inc.	(5,382)	(88,480)

Entertainment – (0.5)%
Eldorado Resorts, Inc.*	(20,096)	(430,858)
Flutter Entertainment PLC (Ireland)	(3,415)	(419,951)
Flutter Entertainment PLC
(Canada)(b)*	(277)	(34,447)
Live Nation Entertainment, Inc.*	(2,417)	(108,451)
		(993,707)

Environmental Control – (0.2)%
Advanced Disposal Services, Inc.*	(10,554)	(340,367)

Food – (0.1)%
Chefs’ Warehouse (The), Inc.*	(6,561)	(92,379)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Healthcare - Products – (0.0)%(f)
NanoString Technologies, Inc.*	(1,726)	$(54,818)

Healthcare - Services – (0.0)%(f)
Invitae Corp.*	(4,720)	(78,116)

Home Builders – (0.1)%
Winnebago Industries, Inc.	(3,917)	(173,797)

Insurance – (0.6)%
Aon PLC	(6,474)	(1,117,866)
MGIC Investment Corp.	(452)	(3,304)
		(1,121,170)

Internet – (2.1)%
Boingo Wireless, Inc.*	(1,972)	(27,490)
Etsy, Inc.*	(2,911)	(188,837)
Farfetch Ltd., Class A (United Kingdom)*	(10,044)	(132,983)
IAC/InterActiveCorp*	(1,939)	(433,328)
iQIYI, Inc. ADR (China)*	(12,227)	(207,492)
JOYY, Inc. ADR (China)*	(3,806)	(232,014)
MercadoLibre, Inc. (Argentina)*	(773)	(451,053)
Momo, Inc. ADR (China)	(3,986)	(95,983)
Palo Alto Networks, Inc.*	(795)	(156,225)
Perficient, Inc.*	(7,263)	(252,970)
Q2 Holdings, Inc.*	(3,534)	(281,730)
Snap, Inc., Class A(b)*	(22,377)	(394,059)
Wayfair, Inc., Class A*	(3,363)	(417,146)
Weibo Corp. ADR (China)*	(495)	(18,577)
Zillow Group, Inc., Class C*	(13,455)	(591,482)
		(3,881,369)

Investment Management Companies – (0.0)%(f)
New Mountain Finance Corp.	(52)	(398)

Leisure Time – (0.1)%
Callaway Golf Co.	(12,456)	(178,370)

Media – (0.0)%(f)
Charter Communications, Inc., Class A*	(182)	(90,132)

Mining – (0.1)%
First Majestic Silver Corp. (Canada)*	(11,883)	(95,896)

Oil & Gas Services – (0.0)%(f)
Helix Energy Solutions Group, Inc.*	(16,750)	(42,545)

	Number of Shares	Value

Pharmaceuticals – (1.5)%
AbbVie, Inc.	(23,695)	$(1,947,729)
Aerie Pharmaceuticals, Inc.*	(8,415)	(128,245)
Coherus Biosciences, Inc.*	(8,560)	(142,096)
Ironwood Pharmaceuticals, Inc.*	(31,531)	(315,310)
Jazz Pharmaceuticals PLC*	(801)	(88,310)
Neurocrine Biosciences, Inc.*	(1,484)	(145,640)
		(2,767,330)

Pipelines – (0.0)%(f)
Cheniere Energy, Inc.*	(654)	(30,535)

Real Estate Investment Trusts – (0.6)%
Apollo Commercial Real Estate Finance, Inc.	(1,362)	(11,100)
Arbor Realty Trust, Inc.	(524)	(3,610)
Chimera Investment Corp.	(3,440)	(26,729)
Granite Point Mortgage Trust, Inc.	(1,558)	(7,759)
iStar, Inc.	(38,457)	(385,339)
KKR Real Estate Finance Trust, Inc.	(7,013)	(110,665)
PennyMac Mortgage Investment Trust	(203)	(2,111)
QTS Realty Trust, Inc., Class A	(9,030)	(564,646)
Two Harbors Investment Corp.	(1,736)	(7,934)
		(1,119,893)

Retail – (0.4)%
American Eagle Outfitters, Inc.	(55,375)	(440,231)
Burlington Stores, Inc.*	(906)	(165,517)
Dick’s Sporting Goods, Inc.	(6,851)	(201,351)
		(807,099)

Semiconductors – (0.2)%
Cree, Inc.*	(4,170)	(179,852)
ON Semiconductor Corp.*	(7,326)	(117,546)
		(297,398)

Software – (1.7)%
Allscripts Healthcare Solutions, Inc.*	(11,300)	(73,450)
Alteryx, Inc., Class A*	(1,402)	(158,678)
Bilibili, Inc. ADR (China)*	(21,913)	(600,197)
Envestnet, Inc.(b)*	(3,166)	(197,938)
Everbridge, Inc.*	(1,439)	(160,276)
Health Catalyst, Inc.*	(2,440)	(65,075)
j2 Global, Inc.	(2,551)	(205,713)
New Relic, Inc.*	(1,611)	(86,494)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Software (Continued)
Nuance Communications, Inc.*	(5,578)	$(112,676)
RealPage, Inc.*	(5,666)	(365,400)
Sailpoint Technologies Holdings, Inc.*	(12,573)	(233,732)
Slack Technologies, Inc., Class A*	(7,130)	(190,300)
Splunk, Inc.*	(1,936)	(271,737)
Tabula Rasa HealthCare, Inc.*	(4,317)	(273,439)
Workday, Inc., Class A(b)*	(823)	(126,660)
Workiva, Inc.*	(3,408)	(130,697)
		(3,252,462)

Telecommunications – (0.5)%
AT&T, Inc.	(2,138)	(65,145)
Infinera Corp.*	(4,898)	(30,196)
Motorola Solutions, Inc.	(4,791)	(688,994)
Vonage Holdings Corp.*	(7,463)	(62,390)
		(846,725)

Transportation – (0.2)%
Air Transport Services Group, Inc.*	(7,123)	(144,170)
SEACOR Holdings, Inc.*	(3,116)	(88,058)
SFL Corp. Ltd. (Norway)	(11,712)	(132,228)
		(364,456)
Total Common Stocks (Proceeds $28,355,176)		(28,271,964)

Number of Shares	Value

Master Limited Partnerships – (0.0)%(f)

Pipelines – (0.0)%(f)
Energy Transfer L.P. (1)	$(7)

Total Master Limited Partnerships (Proceeds $10)	(7)

Total Short Positions – (15.2)% (Proceeds $28,355,186)	(28,271,971)

Total Written Options – (0.0)%(f) (Premiums Received $25,846)	(21,895)

Other Assets less Liabilities – 20.7%(h)	38,530,419

NET ASSETS – 100.0%	$186,119,666

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(b)	Security represents underlying investment on open options contracts.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(d)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(e)	Par value is in USD unless otherwise indicated.
(f)	Amount rounds to less than 0.05%.
(g)	7-day current yield as of April 30, 2020 is disclosed.
(h)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts.
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

Forward Foreign Currency Contracts outstanding at April 30, 2020:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/15/20	U.S. Dollars	766,338	South African Rand	12,796,300	Morgan Stanley	$ 79,311
06/15/20	U.S. Dollars	2,703,244	Euro	2,403,140	Morgan Stanley	67,252
06/15/20	British Pounds	384,400	U.S. Dollars	453,387	Morgan Stanley	30,862
06/15/20	U.S. Dollars	951,518	Canadian Dollars	1,314,820	Morgan Stanley	6,841
06/15/20	Canadian Dollars	886,380	U.S. Dollars	633,453	Morgan Stanley	3,397
06/15/20	New Zealand Dollars	45,300	U.S. Dollars	26,774	Morgan Stanley	1,005
06/15/20	Euro	70,220	U.S. Dollars	76,136	Morgan Stanley	887
06/15/20	U.S. Dollars	80,710	New Zealand Dollars	130,800	Morgan Stanley	496
06/15/20	U.S. Dollars	484,311	British Pounds	384,400	Morgan Stanley	63

Total Unrealized Appreciation						$ 190,114

06/15/20	Canadian Dollars	60,720	U.S. Dollars	44,014	Morgan Stanley	$ (388)
06/15/20	U.S. Dollars	17,750	New Zealand Dollars	29,900	Morgan Stanley	(584)
06/15/20	Euro	118,910	U.S. Dollars	132,052	Morgan Stanley	(1,621)
06/15/20	U.S. Dollars	528,477	Canadian Dollars	750,270	Morgan Stanley	(10,580)
06/15/20	U.S. Dollars	1,473,388	Euro	1,354,700	Morgan Stanley	(12,574)
06/15/20	South African Rand	12,796,300	U.S. Dollars	721,294	Morgan Stanley	(34,267)

Total Unrealized Depreciation						$ (60,014)

Net Unrealized Appreciation						$130,100

Written Call Option Contracts outstanding at April 30, 2020:

Exchange Traded

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value

Delphi Technologies PLC	Morgan Stanley	46	USD	43,976	8.00	5/15/2020	$(10,350)
Delphi Technologies PLC	Morgan Stanley	7	USD	6,692	9.00	5/15/2020	(1,120)
Envestnet, Inc.	Instinet	8	USD	49,040	75.00	5/15/2020	(80)
Snap, Inc.	Cornerstone Macro	25	USD	41,975	17.00	1/15/2021	(8,875)
Workday, Inc.	Instinet	3	USD	43,998	170.00	6/19/2020	(1,470)

Total Written Call Options Contracts (Premiums Received $25,846)							$(21,895)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Schedule of Investments (continued)

Morningstar Alternatives Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund’s investments carried at fair value:

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Common Stocks	$45,745,265	$2,920,166	$—	$48,665,431
Convertible Preferred Stocks	2,554,019	1,085,028	—	3,639,047
Convertible Bonds	—	51,032,381	—	51,032,381
Foreign Issuer Bonds	—	360,828	—	360,828
Master Limited Partnerships	16	—	—	16
Investment Companies	55,207,632	—	—	55,207,632
Short-Term Investments	16,975,378	—	—	16,975,378
Rights	—	—*	—	—*
Purchased Options	2,400	—	—	2,400

Total Assets – Investments at value	$120,484,710	$55,398,403	$—	$175,883,113

Liabilities:
Common Stocks	$(27,744,323)	$(527,641)	$—	$(28,271,964)
Master Limited Partnerships	(7)	—	—	(7)

Total Liabilities – Investments at value	$(27,744,330)	$(527,641)	$—	$(28,271,971)

Total Investments	$92,740,380	$54,870,762	$—	$147,611,142

*Amount rounds to less than one dollar.

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Forward foreign currency exchange contracts	$ —	$190,114	$—	$190,114

Total Assets - Derivative Financial Instruments	$ —	$190,114	$—	$190,114

Liabilities:
Forward foreign currency exchange contracts	$ —	$(60,014)	$—	$(60,014)
Written Options	(21,895)	—	—	(21,895)

Total Liabilities - Derivative Financial Instruments	$(21,895)	$(60,014)	$—	$(81,909)

Total Net Derivative Financial Instruments	$(21,895)	$130,100	$—	$108,205

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Assets and Liabilities

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Assets
Investments in non-affiliates, at value	$1,193,471,008	$760,590,094	$236,769,314	$581,158,850	$343,026,167
Foreign currencies, at value	70,785	293,901	138	1,013,784	—
Due from broker	—	—	—	7,769,593	—
Receivable from adviser	133,372	149,401	6,772	131,182	58,007
Receivable for:
Dividends and interest	527,829	1,044,930	499,832	2,408,970	2,786,948
Foreign tax reclaims	63,546	361,652	130,779	21,144	—
Investments sold	4,933,677	13,884,167	743,651	63,344,512	1,760,635
Fund shares sold	416,785	466,218	146,691	368,564	129,065
Variation margin on futures contracts	—	—	—	80,636	—
Variation margin on exchange traded swap agreements	—	—	—	53,197	—
Unrealized appreciation on OTC swap agreements	—	—	—	5,885	—
Unrealized appreciation on forward foreign currency exchange contracts	—	524	—	427,793	—
Upfront premiums paid on swap agreements	—	—	—	390,862	—
Prepaid expenses and other assets	20,554	17,209	10,081	15,095	11,390

Total assets	1,199,637,556	776,808,096	238,307,258	657,190,067	347,772,212

Liabilities
Investments sold short, at value	—	—	—	8,917,781	—
Written options, at value	—	—	—	141,673	—
Due to broker	—	—	—	4,328,623	—
Unrealized depreciation on OTC swap agreements	—	—	—	21,900	—
Unrealized depreciation on forward foreign currency exchange contracts	—	13,837	—	167,104	—
Payable for:
Investments purchased on a delayed-delivery basis	—	—	—	116,645,705	3,096,102
Investments purchased	17,237,020	11,077,346	2,890,133	6,314,533	4,186,781
Variation margin on futures contracts	—	—	—	126,140	—
Variation margin on exchange traded swap agreements	—	—	—	183,938	—
Fund shares redeemed	2,124,379	585,054	176,025	256,935	79,882
Distributions	—	—	741	4,327	74
Dividends on short sales	—	—	—	20,020	—
Deferred capital gains tax	—	—	12,184	—	—
Upfront premiums received from swap agreements	—	—	—	171,113	—
Accrued management fees	569,933	467,189	64,144	184,479	103,724
Accrued trustee fees	11,530	7,481	2,225	7,538	4,928

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Assets and Liabilities (continued)

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Accrued expenses	328,302	257,984	101,627	236,380	113,960

Total liabilities	20,271,164	12,408,891	3,247,079	137,728,189	7,585,451

Net assets	$1,179,366,392	$764,399,205	$235,060,179	$519,461,878	$340,186,761

Analysis of net assets:
Paid in capital	$1,213,280,447	$847,717,709	$247,845,003	$498,748,858	$349,044,489
Distributable earnings (loss)	(33,914,055)	(83,318,504)	(12,784,824)	20,713,020	(8,857,728)

Net assets	$1,179,366,392	$764,399,205	$235,060,179	$519,461,878	$340,186,761

Shares outstanding:	127,285,172	87,239,323	24,638,932	47,728,885	33,543,958
Net asset value, offering price and redemption price per share:	$9.27	$8.76	$9.54	$10.88	$10.14

Investments in non-affiliates, at cost	$1,200,671,252	$838,754,039	$248,391,760	$570,810,196	$350,906,184
Foreign currencies, at cost	$70,102	$293,795	$137	$1,010,969	$—
Investments sold short proceeds	$—	$—	$—	$8,819,424	$—
Written option premiums	$—	$—	$—	$349,511	$—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Assets and Liabilities (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Assets
Investments in non-affiliates, at value	$184,242,820	$187,084,373	$138,267,187	$175,883,113
Cash	—	—	—	33,954,333
Foreign currencies, at value	—	364,392	70,623	—
Due from broker	—	2,490,217	189,175	—
Receivable from adviser	42,036	25,960	13,562	63,507
Receivable for:
Dividends and interest	226,181	2,409,898	140,733	447,212
Foreign tax reclaims	—	2,441	5,424	907
Investments sold	2,094,209	3,590,847	348	8,322,595
Fund shares sold	253,792	111,929	47,679	147,803
Variation margin on futures contracts	—	9,843	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	2,939,533	296,766	190,114
Prepaid expenses and other assets	10,763	9,578	13,803	10,215

Total assets	186,869,801	199,039,011	139,045,300	219,019,799

Liabilities
Investments sold short, at value	—	—	—	28,271,971
Written options, at value	—	—	—	21,895
Due to broker	—	1,037,506	—	1,243,092
Unrealized depreciation on OTC swap agreements	—	2,174	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	1,454,585	264,848	60,014
Payable for:
Investments purchased on a delayed-delivery basis	394,989	455,000	—	—
Investments purchased	2,697,157	3,459,293	383,191	2,931,755
Variation margin on futures contracts	—	—	1,567	—
Fund shares redeemed	166,636	81,584	86,160	112,720
Distributions	1,444	—	—	—
Dividends on short sales	—	—	—	38,138
Upfront premiums received from swap agreements	—	583,122	—	—
Accrued management fees	53,296	93,114	48,393	125,068
Accrued trustee fees	3,583	1,336	2,861	3,043
Accrued expenses	78,048	99,896	64,614	92,437

Total liabilities	3,395,153	7,267,610	851,634	32,900,133

Net assets	$183,474,648	$191,771,401	$138,193,666	$186,119,666

Analysis of net assets:
Paid in capital	$181,762,036	$213,671,003	$136,362,782	$187,399,931
Distributable earnings (loss)	1,712,612	(21,899,602)	1,830,884	(1,280,265)

Net assets	$183,474,648	$191,771,401	$138,193,666	$186,119,666

Shares outstanding:	18,033,051	20,432,149	14,884,336	18,388,270
Net asset value, offering price and redemption price per share:	$10.17	$9.39	$9.28	$10.12

Investments in non-affiliates, at cost	$183,131,420	$203,187,299	$135,627,653	$179,676,991
Foreign currencies, at cost	$—	$362,647	$70,126	$—
Investments sold short proceeds	$—	$—	$—	$28,355,186
Written option premiums	$—	$—	$—	$25,846

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Operations

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$16,525,737	$16,775,321	$8,485,266	$465,018	$303,390
Interest income (net of foreign withholding taxes)	1,312	—	80,349	14,186,438	4,541,435

Total investment income	16,527,049	16,775,321	8,565,615	14,651,456	4,844,825

Expenses
Management fees (Note 5)	5,384,148	4,638,386	732,078	2,176,944	776,206
Administration and custody fees	553,749	605,462	150,243	847,764	188,588
Transfer agent fees	6,015	5,807	5,804	5,817	5,793
Sub-accounting fees	823,866	578,468	215,686	514,334	170,215
Audit and tax fees	69,083	92,449	52,641	71,202	40,743
Legal fees	162,026	112,917	41,972	102,216	32,108
Trustees’ fees	168,189	116,701	44,345	105,783	34,857
Registration and filing fees	145,679	111,302	45,967	75,003	64,183
Printing and postage fees	59,609	38,438	16,145	34,588	10,826
Dividend and interest on securities sold short	—	—	—	17,205	—
Other expenses	100,809	74,463	36,080	67,388	26,527

Total Expenses	7,473,173	6,374,393	1,340,961	4,018,244	1,350,046

Less waiver of management fees (Note 5)	(962,124)	(1,201,608)	(112,363)	(1,373,461)	(324,384)
Less waiver of administration and custody fees (Note 5)	(30,092)	(20,675)	(8,301)	(19,096)	(4,858)

Net expenses	6,480,957	5,152,110	1,220,297	2,625,687	1,020,804

Net investment income	10,046,092	11,623,211	7,345,318	12,025,769	3,824,021

Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	(21,649,595)	(1,665,729)	133,065	20,060,393	(789,489)
Investments sold short	—	—	—	(77,908)	—
Swap agreements	—	—	—	(2,678,549)	—
Futures contracts	—	—	—	5,274,078	—
Written options contracts	—	—	—	2,251,844	—
Forward foreign currency exchange contracts	—	27,851	—	(94,111)	—
Foreign currency transactions	(3,257)	(117,719)	(24,364)	111,078	—

Net realized gains (losses)	(21,652,852)	(1,755,597)	108,701	24,846,825	(789,489)

Net change in unrealized appreciation (depreciation) on:
Investments	(49,640,725)[1]	(103,367,740)[1]	(19,220,810)[1]	4,471,398	(9,703,593)
Investments sold short	—	—	—	(94,219)	—
Swap agreements	—	—	—	(3,263,952)	—
Futures contracts	—	—	—	(80,268)	—
Written options contracts	—	—	—	189,592	—
Forward foreign currency exchange contracts	—	(63,673)	—	289,245	—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Operations (continued)

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Foreign currency transactions	1,459	9,808	1,419	78	—

Net change in unrealized appreciation (depreciation)	(49,639,266)	(103,421,605)	(19,219,391)	1,511,874	(9,703,593)

Net realized and unrealized gains (losses)	(71,292,118)	(105,177,202)	(19,110,690)	26,358,699	(10,493,082)

Net increase (decrease) in net assets resulting from operations	$(61,246,026)	$(93,553,991)	$(11,765,372)	$38,384,468	$(6,669,061)

Foreign withholding taxes on dividend income	$80,805	$1,312,954	$383,847	$—	$—
Foreign withholding taxes on interest income	$—	$—	$—	$9,432	$—

[1]	Net of change in deferred foreign capital gains tax expense of $8,034, $76,858 and $(12,184), respectively.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Operations (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$1,681,808	$170,179	$1,607,159	$1,826,647
Interest income (net of foreign withholding taxes)	2,791,104	10,355,513	457,311	3,553,955

Total investment income	4,472,912	10,525,692	2,064,470	5,380,602

Expenses
Management fees (Note 5)	645,130	1,211,238	322,323	1,277,392
Administration and custody fees	131,120	269,184	106,752	179,681
Transfer agent fees	5,817	5,760	5,804	6,058
Sub-accounting fees	186,514	209,301	66,197	160,580
Audit and tax fees	44,315	72,583	40,884	46,027
Legal fees	38,188	39,451	14,428	30,526
Trustees’ fees	39,628	40,868	15,438	31,453
Registration and filing fees	40,213	46,839	38,922	46,421
Printing and postage fees	21,902	18,168	9,969	22,326
Dividend and interest on securities sold short	—	—	—	386,382
Other expenses	29,849	33,869	18,589	42,852

Total Expenses	1,182,676	1,947,261	639,306	2,229,698

Less waiver of management fees (Note 5)	(315,381)	(374,325)	(139,036)	(524,984)
Less waiver of administration and custody fees (Note 5)	(7,121)	(7,429)	(2,420)	(5,151)

Net expenses	860,174	1,565,507	497,850	1,699,563

Net investment income	3,612,738	8,960,185	1,566,620	3,681,039

Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	1,485,475	(3,431,780)	226,966	(1,298,478)
Investments sold short	—	—	—	2,275,462
Swap agreements	—	(4,677,711)	—	—
Futures contracts	—	—	(74,280)	—
Written options contracts	—	—	—	415,730
Forward foreign currency exchange contracts	—	1,879,255	(429,817)	132,809
Foreign currency transactions	—	(698,796)	84,013	(30,962)

Net realized gains (losses)	1,485,475	(6,929,032)	(193,118)	1,494,561

Net change in unrealized appreciation (depreciation) on:
Investments	448,825	(17,272,629)	1,618,844	(4,806,645)
Investments sold short	—	—	—	853,801
Swap agreements	—	241,159	—	—
Futures contracts	—	—	30,785	—
Written options contracts	—	—	—	5,023
Forward foreign currency exchange contracts	—	1,246,044	31,918	106,124
Foreign currency transactions	—	(58,802)	(6,401)	(1,615)

Net change in unrealized appreciation (depreciation)	448,825	(15,844,228)	1,675,146	(3,843,312)

Net realized and unrealized gains (losses)	1,934,300	(22,773,260)	1,482,028	(2,348,751)

Net increase (decrease) in net assets resulting from operations	$5,547,038	$(13,813,075)	$3,048,648	$1,332,288

Foreign withholding taxes on dividend income	$—	$—	$24,794	$6,777
Foreign withholding taxes on interest income	$3,188	$198,642	$8,555	$—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Changes in Net Assets

	Morningstar U.S. Equity Fund		Morningstar International Equity Fund

	Year Ended April 30, 2020	Since Inception April 30, 2019[1]	Year Ended April 30, 2020	Since Inception April 30, 2019[1]

Operations:
Net investment income	$10,046,092	$1,615,086	$11,623,211	$1,968,002
Net realized gains (losses)	(21,652,852)	2,333,581	(1,755,597)	886,337
Net change in unrealized appreciation (depreciation)	(49,639,266)	42,440,366	(103,421,605)	25,253,095

Net increase (decrease) in net assets resulting from operations	(61,246,026)	46,389,033	(93,553,991)	28,107,434

Distributions paid from:
Distributable earnings	(18,634,524)	(422,538)	(17,321,023)	(550,924)

Total distributions paid	(18,634,524)	(422,538)	(17,321,023)	(550,924)

Capital share transactions:
Proceeds from shares sold	794,376,814	679,811,818	550,873,414	478,546,770
Reinvestment of dividends	18,624,492	422,538	17,311,550	550,924
Payments for shares redeemed	(231,681,035)	(48,574,180)	(161,539,278)	(38,025,671)

Net increase (decrease) in net assets from capital share transactions	581,320,271	631,660,176	406,645,686	441,072,023

Total increase (decrease) in net assets	501,439,721	677,626,671	295,770,672	468,628,533

Net assets:
Beginning of year	677,926,671	300,000	468,628,533	—

End of year	$1,179,366,392	$677,926,671	$764,399,205	$468,628,533

Capital share transactions
Shares sold	85,340,677	68,242,367	58,658,336	47,103,913
Shares from reinvested dividends	1,684,010	47,263	1,537,824	58,734
Shares redeemed	(23,209,115)	(4,850,030)	(16,399,510)	(3,719,974)

Net increase	63,815,572	63,439,600	43,796,650	43,442,673

[1]	Commencement of operations was November 2, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Changes in Net Assets (continued)

	Morningstar Global Income Fund		Morningstar Total Return Bond Fund

	Year Ended April 30, 2020	Since Inception April 30, 2019[1]	Year Ended April 30, 2020	Since Inception April 30, 2019[1]

Operations:
Net investment income	$7,345,318	$1,586,736	$12,025,769	$2,895,226
Net realized gains (losses)	108,701	120,353	24,846,825	2,048,280
Net change in unrealized appreciation (depreciation)	(19,219,391)	7,585,728	1,511,874	6,188,889

Net increase (decrease) in net assets resulting from operations	(11,765,372)	9,292,817	38,384,468	11,132,395

Distributions paid from:
Distributable earnings	(9,352,472)	(959,797)	(25,988,634)	(2,817,061)

Total distributions paid	(9,352,472)	(959,797)	(25,988,634)	(2,817,061)

Capital share transactions:
Proceeds from shares sold	123,726,471	198,945,395	306,942,888	429,820,699
Reinvestment of dividends	9,348,867	959,797	25,965,152	2,817,061
Payments for shares redeemed	(62,428,760)	(22,706,767)	(240,473,091)	(26,321,999)

Net increase (decrease) in net assets from capital share transactions	70,646,578	177,198,425	92,434,949	406,315,761

Total increase (decrease) in net assets	49,528,734	185,531,445	104,830,783	414,631,095

Net assets:
Beginning of year	185,531,445	—	414,631,095	—

End of year	$235,060,179	$185,531,445	$519,461,878	$414,631,095

Capital share transactions
Shares sold	12,277,449	19,666,797	28,515,303	41,836,843
Shares from reinvested dividends	886,549	94,998	2,427,437	271,267
Shares redeemed	(6,062,138)	(2,224,723)	(22,776,526)	(2,545,439)

Net increase	7,101,860	17,537,072	8,166,214	39,562,671

[1]	Commencement of operations was November 2, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Changes in Net Assets (continued)

	Morningstar Municipal Bond Fund		Morningstar Defensive Bond Fund

	Year Ended April 30, 2020	Since Inception April 30, 2019[1]	Year Ended April 30, 2020	Since Inception April 30, 2019[1]

Operations:
Net investment income	$3,824,021	$829,427	$3,612,738	$858,962
Net realized gains (losses)	(789,489)	345,693	1,485,475	33,464
Net change in unrealized appreciation (depreciation)	(9,703,593)	1,823,576	448,825	662,575

Net increase (decrease) in net assets resulting from operations	(6,669,061)	2,998,696	5,547,038	1,555,001

Distributions paid from:
Distributable earnings	(4,399,566)	(787,797)	(4,723,523)	(665,904)

Total distributions paid	(4,399,566)	(787,797)	(4,723,523)	(665,904)

Capital share transactions:
Proceeds from shares sold	332,149,054	110,443,570	122,856,335	168,407,510
Reinvestment of dividends	4,398,578	787,797	4,716,027	665,904
Payments for shares redeemed	(89,965,230)	(8,769,280)	(101,009,890)	(13,873,850)

Net increase (decrease) in net assets from capital share transactions	246,582,402	102,462,087	26,562,472	155,199,564

Total increase (decrease) in net assets	235,513,775	104,672,986	27,385,987	156,088,661

Net assets:
Beginning of year	104,672,986	—	156,088,661	—

End of year	$340,186,761	$104,672,986	$183,474,648	$156,088,661

Capital share transactions
Shares sold	31,722,432	10,863,064	12,118,403	16,768,927
Shares from reinvested dividends	418,670	76,489	465,247	66,189
Shares redeemed	(8,682,679)	(854,018)	(10,006,072)	(1,379,643)

Net increase	23,458,423	10,085,535	2,577,578	15,455,473

[1]	Commencement of operations was November 2, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Changes in Net Assets (continued)

	Morningstar Multisector Bond Fund		Morningstar Unconstrained Allocation Fund

	Year Ended April 30, 2020	Since Inception April 30, 2019[1]	Year Ended April 30, 2020	Since Inception April 30, 2019[1]

Operations:
Net investment income	$8,960,185	$2,377,735	$1,566,620	$322,637
Net realized gains (losses)	(6,929,032)	767,261	(193,118)	533,426
Net change in unrealized appreciation (depreciation)	(15,844,228)	1,167,550	1,675,146	1,020,020

Net increase (decrease) in net assets resulting from operations	(13,813,075)	4,312,546	3,048,648	1,876,083

Distributions paid from:
Distributable earnings	(10,125,732)	(2,273,735)	(2,836,649)	(257,198)

Total distributions paid	(10,125,732)	(2,273,735)	(2,836,649)	(257,198)

Capital share transactions:
Proceeds from shares sold	154,111,386	172,916,801	104,191,817	64,408,010
Reinvestment of dividends	10,121,184	2,273,735	2,835,207	257,198
Payments for shares redeemed	(109,891,533)	(15,860,176)	(25,340,078)	(9,989,372)

Net increase (decrease) in net assets from capital share transactions	54,341,037	159,330,360	81,686,946	54,675,836

Total increase (decrease) in net assets	30,402,230	161,369,171	81,898,945	56,294,721

Net assets:
Beginning of year	161,369,171	—	56,294,721	—

End of year	$191,771,401	$161,369,171	$138,193,666	$56,294,721

Capital share transactions
Shares sold	15,221,049	17,018,078	11,774,435	6,400,453
Shares from reinvested dividends	979,145	221,834	263,569	27,159
Shares redeemed	(11,459,813)	(1,548,144)	(2,577,253)	(1,004,027)

Net increase	4,740,381	15,691,768	9,460,751	5,423,585

[1]	Commencement of operations was November 2, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Statements of Changes in Net Assets (continued)

	Morningstar Alternatives Fund

	Year Ended April 30, 2020	Since Inception April 30, 2019[1]

Operations:
Net investment income	$3,681,039	$255,111
Net realized gains (losses)	1,494,561	179,381
Net change in unrealized appreciation (depreciation)	(3,843,312)	265,054

Net increase (decrease) in net assets resulting from operations	1,332,288	699,546

Distributions paid from:
Distributable earnings	(3,242,453)	(86,515)

Total distributions paid	(3,242,453)	(86,515)

Capital share transactions:
Proceeds from shares sold	126,616,742	118,245,172
Reinvestment of dividends	3,239,760	86,515
Payments for shares redeemed	(53,683,970)	(7,087,419)

Net increase (decrease) in net assets from capital share transactions	76,172,532	111,244,268

Total increase (decrease) in net assets	74,262,367	111,857,299

Net assets:
Beginning of year	111,857,299	—

End of year	$186,119,666	$111,857,299

Capital share transactions
Shares sold	12,285,126	11,767,095
Shares from reinvested dividends	311,889	8,678
Shares redeemed	(5,279,184)	(705,334)

Net increase	7,317,831	11,070,439

[1]	Commencement of operations was November 2, 2018.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights

Morningstar U.S. Equity Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.68	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.05
Net realized and unrealized gains (losses)	(1.31)	0.64

Total income (loss) from investment operations	(1.18)	0.69

Less distributions paid:
From net investment income	(0.09)	(0.01)
From realized gains	(0.14)	—

Total distributions paid	(0.23)	(0.01)

Net asset value, end of year	$9.27	$10.68

Total return[2]	(11.42% )	6.98%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,179	$678

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.93%	1.08%

Total expenses after waivers/reimbursements	0.81%	0.82%

Net investment income, net of waivers/reimbursements	1.25%	0.98%[4]

Net investment income, before waivers/reimbursements	1.13%	0.72%[4]

Portfolio turnover rate[5]	58%	20%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar International Equity Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.79	$10.00

Income (loss) from investment operations:
Net investment income	0.21	0.08
Net realized and unrealized gains (losses)	(1.94)	0.74

Total income (loss) from investment operations	(1.73)	0.82

Less distributions paid:
From net investment income	(0.19)	(0.03)
From realized gains	(0.11)	—

Total distributions paid	(0.30)	(0.03)

Net asset value, end of year	$8.76	$10.79

Total return[2]	(16.65% )	8.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$764	$469

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.14%	1.29%

Total expenses after waivers/reimbursements	0.92%	0.94%

Net investment income, net of waivers/reimbursements	2.08%	1.66%[4]

Net investment income, before waivers/reimbursements	1.86%	1.31%[4]

Portfolio turnover rate[5]	36%	19%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Global Income Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.58	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.16
Net realized and unrealized gains (losses)	(0.94)	0.52

Total income (loss) from investment operations	(0.57)	0.68

Less distributions paid:
From net investment income	(0.42)	(0.10)
From realized gains	(0.05)	—

Total distributions paid	(0.47)	(0.10)

Net asset value, end of year	$9.54	$10.58

Total return[2]	(5.73% )	6.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$235	$186

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.64%	0.90%

Total expenses after waivers/reimbursements	0.58%	0.58%

Net investment income, net of waivers/reimbursements	3.52%	3.15%[4]

Net investment income, before waivers/reimbursements	3.46%	2.83%[4]

Portfolio turnover rate[5]	62%	27%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Total Return Bond Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.26	0.15
Net realized and unrealized gains	0.68	0.45

Total income from investment operations	0.94	0.60

Less distributions paid:
From net investment income	(0.28)	(0.12)
From realized gains	(0.26)	—

Total distributions paid	(0.54)	(0.12)

Net asset value, end of year	$10.88	$10.48

Total return[2]	9.13%	6.01%
Supplemental data and ratios:
Net assets, end of year (millions)	$519	$415

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements[4]	0.81%	0.88%

Total expenses after waivers/reimbursements[4]	0.53%	0.53%

Net investment income, net of waivers/reimbursements	2.43%	2.89%[5]

Net investment income, before waivers/reimbursements	2.15%	2.54%[5]

Portfolio turnover rate[6]	612%	318%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	Expenses include dividends and interest expense of less than 0.01%
[5]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[6]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Municipal Bond Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.38	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.12
Net realized and unrealized gains (losses)	(0.21)	0.36

Total income from investment operations	0.02	0.48

Less distributions paid:
From net investment income	(0.23)	(0.10)
From realized gains	(0.03)	—

Total distributions paid	(0.26)	(0.10)

Net asset value, end of year	$10.14	$10.38

Total return[2]	0.11%	4.79%
Supplemental data and ratios:
Net assets, end of year (millions)	$340	$105

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.77%	1.05%

Total expenses after waivers/reimbursements	0.58%	0.58%

Net investment income, net of waivers/reimbursements	2.17%	2.48%[4]

Net investment income, before waivers/reimbursements	1.98%	2.01%[4]

Portfolio turnover rate[5]	127%	115%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Defensive Bond Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.10	$10.00

Income (loss) from investment operations:
Net investment income	0.20	0.11
Net realized and unrealized gains	0.13	0.08

Total income from investment operations	0.33	0.19

Less distributions paid:
From net investment income	(0.23)	(0.09)
From realized gains	(0.03)	—

Total distributions paid	(0.26)	(0.09)

Net asset value, end of year	$10.17	$10.10

Total return[2]	3.36%	1.87%
Supplemental data and ratios:
Net assets, end of year (millions)	$183	$156

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.66%	0.93%

Total expenses after waivers/reimbursements	0.48%	0.48%

Net investment income, net of waivers/reimbursements	2.02%	2.28%[4]

Net investment income, before waivers/reimbursements	1.84%	1.83%[4]

Portfolio turnover rate[5]	88%	4%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Multisector Bond Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.28	$10.00

Income (loss) from investment operations:
Net investment income	0.46	0.27
Net realized and unrealized gains (losses)	(0.83)	0.21

Total income (loss) from investment operations	(0.37)	0.48

Less distributions paid:
From net investment income	(0.43)	(0.20)
From realized gains	(0.09)	—

Total distributions paid	(0.52)	(0.20)

Net asset value, end of year	$9.39	$10.28

Total return[2]	(3.97% )	4.86%
Supplemental data and ratios:
Net assets, end of year (millions)	$192	$161

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.98%	1.18%

Total expenses after waivers/reimbursements	0.79%	0.80%

Net investment income, net of waivers/reimbursements	4.52%	5.41%[4]

Net investment income, before waivers/reimbursements	4.33%	5.03%[4]

Portfolio turnover rate[5]	138%	53%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Unconstrained Allocation Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.38	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.12
Net realized and unrealized gains (losses)	(0.91)	0.37

Total income (loss) from investment operations	(0.68)	0.49

Less distributions paid:
From net investment income	(0.21)	(0.11)
From realized gains	(0.21)	—

Total distributions paid	(0.42)	(0.11)

Net asset value, end of year	$9.28	$10.38

Total return[2]	(7.07% )	4.97%
Supplemental data and ratios:
Net assets, end of year (millions)	$138	$56

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	0.94%	1.48%

Total expenses after waivers/reimbursements	0.73%	0.64%

Net investment income, net of waivers/reimbursements	2.29%	2.38%[4]

Net investment income, before waivers/reimbursements	2.08%	1.54%[4]

Portfolio turnover rate[5]	66%	76%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Financial Highlights (continued)

Morningstar Alternatives Fund

		Since Inception[1]

Selected per share data	2020	2019

Net asset value, beginning of period	$10.10	$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.05
Net realized and unrealized gains (losses)	(0.05)	0.08

Total income from investment operations	0.20	0.13

Less distributions paid:
From net investment income	(0.14)	(0.03)
From realized gains	(0.04)	—

Total distributions paid	(0.18)	(0.03)

Net asset value, end of year	$10.12	$10.10

Total return[2]	1.94%	1.26%
Supplemental data and ratios:
Net assets, end of year (millions)	$186	$112

Ratio to average net assets of:[3]
Total expenses before waivers/reimbursements	1.48%	1.91%

Total expenses after waivers/reimbursements	1.13%	0.96%

Total expenses after waivers/reimbursements and excluding dividend and interest expense	0.87%	0.77%

Net investment income, net of waivers/reimbursements	2.45%	1.08%[4]

Net investment income, before waivers/reimbursements	2.10%	0.13%[4]

Portfolio turnover rate[5]	154%	103%

[1]	Commencement of operations was November 2, 2018.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[3]	Ratios are annualized for periods less than one year.
[4]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[5]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements

1. Organization

Morningstar Funds Trust (the “Trust”) was organized as a Delaware statutory trust on March 1, 2017. The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.

The Trust is currently authorized to offer shares in nine separate series (each a “Fund” and collectively, the “Funds”):

Morningstar U.S. Equity Fund	Morningstar Defensive Bond Fund
Morningstar International Equity Fund	Morningstar Multisector Bond Fund
Morningstar Global Income Fund	Morningstar Unconstrained Allocation Fund
Morningstar Total Return Bond Fund	Morningstar Alternatives Fund
Morningstar Municipal Bond Fund

Each Fund represents a distinct portfolio with its own investment objectives and is treated as a separate legal entity. Each Fund, except for the Morningstar Multisector Bond Fund, is classified and operates as a diversified fund under the 1940 Act. The Morningstar Multisector Bond Fund is classified as nondiversified. Morningstar Investment Management, LLC (the “Adviser”) serves as the investment adviser of each Fund.

The investment objective of each Fund is as follows:

Fund	Investment Objective
Morningstar U.S. Equity Fund	Long-term capital appreciation
Morningstar International Equity Fund	Long-term capital appreciation
Morningstar Global Income Fund	Current income and long-term capital appreciation
Morningstar Total Return Bond Fund	Total return maximization, income and capital preservation
Morningstar Municipal Bond Fund	Federal tax-exempt income and capital preservation
Morningstar Defensive Bond Fund	Capital preservation
Morningstar Multisector Bond Fund	Total return through a combination of current income and capital appreciation
Morningstar Unconstrained Allocation Fund	Long-term capital appreciation over a full market cycle
Morningstar Alternatives Fund	Long-term capital appreciation and low sensitivity to traditional U.S. asset classes

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are valued at their estimated fair value, as described in Note 4.

Cash and Foreign Currencies: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits.

Due to/from Brokers: Due to/from brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.

Investment Transactions and Investment Income: Investment transactions are accounted as of trade date. Realized gains and losses on investment transactions are recorded on a specifically identified cost basis. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums using the effective yield method. In the case of the defaulted debt obligation, the accrual of interest

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

income is halted when management becomes aware that the interest income is not collectible. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification.

Expenses: Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

Federal Income Taxes: Each Fund’s policy is to comply with all sections of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), necessary to qualify for federal income tax purposes as a regulated investment company and to distribute substantially all of its taxable income and capital gains to shareholders as required. No provision for federal income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries on securities sold or held in certain foreign jurisdictions. Such taxes are generally based on income and/or capital gains earned or repatriated. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended April 30, 2020, the Global Income Fund accrued non-U.S. taxes of $12,184, which is included in net of change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

Management has analyzed each Fund’s tax positions for the period from 2019, including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid as follows:

Fund	Frequency
Morningstar U.S. Equity Fund	Annually
Morningstar International Equity Fund	Annually
Morningstar Global Income Fund	Monthly
Morningstar Total Return Bond Fund	Monthly
Morningstar Municipal Bond Fund	Monthly
Morningstar Defensive Bond Fund	Monthly
Morningstar Multisector Bond Fund	Monthly
Morningstar Unconstrained Allocation Fund	Annually
Morningstar Alternatives Fund	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal year may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under U.S. GAAP.

Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.

Recently Adopted Accounting Pronouncement: On March 30, 2017, the FASB issued Accounting Standard Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (the “ASU”), which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on callable debt security within its scope to the earliest call date. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the financial statements.

3. Investment Types

The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds’ investment policies.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Collateralized Bond Obligations (CBOs), CLOs, and Other CDOs: A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Convertible Securities: Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risks associated with equity securities, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. The premiums attributable to the conversion feature are not amortized, but they are capitalized into the cost basis.

Equity-Linked Investments: Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Forward Commitments and Dollar Rolls: A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. For these obligations, a Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Inflation-Protected Securities: A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Mortgage Dollar Rolls: A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

Private Placement and Restricted Securities: A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act of 1993, as amended (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Restricted securities held by each Fund at April 30, 2020 are disclosed in the Schedules of Investments.

Securities Sold Short: Certain Funds may sell securities they do not own (a short sale) as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations.

The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

When-Issued and Delayed Delivery Securities: Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Zero Coupon and Payment In-Kind Bonds: A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

4. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each Fund is computed by dividing the total current value of the assets of such Fund, less liabilities, by the total number of shares of the Fund outstanding at the time the computation is made.

Generally, investments for which market quotations are readily available will be valued at a current market price or, in the absence of a market price, at fair value as determined in good faith by the Adviser’s Pricing Committee pursuant to procedures approved by or under the direction of the Board of Trustees of Morningstar Funds Trust (“the Board”). Pursuant to those procedures, the Pricing Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to the Fund.

The securities in a Fund, which are traded on a securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

Each Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity and fixed income securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Fund to value a security higher, lower or equal to its closing market price, which in turn could cause the Fund’s NAV per share to differ from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Funds. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated as such on the Funds’ Schedule of Investments.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with U.S. GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades and are therefore classified Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the asked price) and is therefore classified Level 2.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the fair value hierarchy.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Investments classified within Level 3, if any, have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach or the income approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions/multiples, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts, forward contracts, and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.

OTC derivatives, including options on forward contracts, put and call options, and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV.

Fair Valuation Hierarchy: Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

●	Level 1 – quoted prices in active markets for identical assets and liabilities (e.g. equity securities and open-end investment companies)

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

●

Level 2 – prices determined using other significant observable inputs including, but not limited to, quoted prices for similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, prepayment speeds, credit risk, etc.) or other market corroborated inputs

●	Level 3 – prices determined using significant unobservable inputs (including the Pricing Committee’s own assumptions in determining the fair value of investments)

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

A valuation hierarchy including information regarding Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

5. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish certain portfolio management services to the Funds.

Pursuant to the Agreement, the Funds have contractually agreed to pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the annual ratios below.

Fund	Ratio

Morningstar U.S. Equity Fund	0.67%
Morningstar International Equity Fund	0.83%
Morningstar Global Income Fund	0.35%
Morningstar Total Return Bond Fund	0.44%
Morningstar Municipal Bond Fund	0.44%
Morningstar Defensive Bond Fund	0.36%
Morningstar Multisector Bond Fund	0.61%
Morningstar Unconstrained Allocation Fund	0.47%
Morningstar Alternatives Fund	0.85%

Pursuant to the Agreement, the Adviser is responsible for performing and overseeing portfolio management services to the Funds. In addition to selecting the overall investment strategies of the Funds, the Adviser oversees and monitors the selection and performance of the subadvisers and allocates assets among the subadvisers. The subadvisers manage each Fund’s investment portfolio pursuant to sub-advisory agreements with the Adviser. The Adviser manages the cash portion of each Fund which may include ETFs, mutual funds and money market fund investments.

The Trust and the Adviser have entered into a contractual expense limitation agreement (Base Expense Limitation Agreement) whereby the Adviser agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2020, to the extent necessary to ensure that the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, litigation, dividend and interest expense related to short sales and extraordinary expenses) do

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2020, the Funds’ Adviser contractually waived fees and/or reimbursed expenses for each of the Funds as follows:

Fund	Base Expense Cap	Management Fees Waived
Morningstar U.S. Equity Fund	0.85%	$612,452
Morningstar International Equity Fund	1.00%	765,298
Morningstar Global Income Fund	0.89%	—
Morningstar Total Return Bond Fund	0.53%	1,359,720
Morningstar Municipal Bond Fund	0.59%	304,126
Morningstar Defensive Bond Fund	0.48%	315,381
Morningstar Multisector Bond Fund	0.80%	351,322
Morningstar Unconstrained Allocation Fund	1.00%	—
Morningstar Alternatives Fund	1.29%	—

The Trust and the Adviser have entered into a supplemental expense limitation agreement (Supplemental Expense Limitation Agreement) whereby the Adviser has agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2020, to the extent necessary to ensure that the total annual fund operating expenses (excluding the above listed expenses other than acquired fund fees and expenses) do not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statement of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2020, the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

Fund	Supplemental Expense Cap	Management Fees Waived
Morningstar U.S. Equity Fund	0.85%	$349,672
Morningstar International Equity Fund	1.00%	436,310
Morningstar Global Income Fund	0.75%	112,363
Morningstar Total Return Bond Fund	0.54%	13,741
Morningstar Municipal Bond Fund	0.59%	20,258
Morningstar Defensive Bond Fund	0.55%	—
Morningstar Multisector Bond Fund	0.80%	23,003
Morningstar Unconstrained Allocation Fund	0.93%	139,036
Morningstar Alternatives Fund	1.20%	524,984

As of April 30, 2020, the Trust has entered into sub-advisory agreements with the following entities by Fund:

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Fund	Subadvisers

Morningstar U.S. Equity Fund	ClearBridge Investments, LLC
Diamond Hill Capital Management, Inc.
Levin Easterly Partners LLC
Massachusetts Financial Services Company, d/b/a
MFS Investment Management
Wasatch Advisors, Inc.
Westwood Management Corp.
Morningstar International Equity Fund	Harding Loevner LP
Harris Associates L.P.
Lazard Asset Management LLC
T. Rowe Price Associates, Inc.
Morningstar Global Income Fund	Schafer Cullen Capital Management, Inc.
Morningstar Total Return Bond Fund	BlackRock Financial Management, Inc.
Western Asset Management Company
Morningstar Municipal Bond Fund	T. Rowe Price Associates, Inc.
Wells Capital Management, Inc.
Morningstar Defensive Bond Fund	First Pacific Advisors, LLC
Morningstar Multisector Bond Fund	Franklin Advisers, Inc.
Loomis, Sayles & Company, L.P.
TCW Investment Management Company LLC
Morningstar Unconstrained Allocation Fund	Brandywine Global Investment Management, LLC
Lazard Asset Management LLC
Morningstar Alternatives Fund	SSI Investment Management, LLC
Water Island Capital, LLC

Pursuant to the sub-advisory agreements between the subadvisers, the Adviser and the Trust, the Adviser will pay the subadvisers out of the management fees from the Funds.

The Trust has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. Northern Trust also serves as custodian of each Fund’s securities and cash, transfer agent and dividend disbursing agent. Northern Trust voluntarily agreed to waive a portion of their administration and custody fees for the Funds for a period of twelve months from the commencement of operations of each Fund (through October 31, 2019). The amounts waived are captioned as “Less waiver of administration and custody fees” on the Statements of Operations.

Foreside Fund Services, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor of the Trust’s shares. Foreside Management Services, LLC (“FMS”) provides a Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Sub-accounting fees”).

6. Investment Transactions

During the year ended April 30, 2020, the cost of purchases and the proceeds from sales of investments (excluding in-kind, swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

		Purchases		Sales
Fund	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short
Morningstar U.S. Equity Fund	$—	$1,033,496,911	$—	$457,564,639	$—	$ —
Morningstar International Equity Fund	—	584,858,420	—	194,969,271	—	—
Morningstar Global Income Fund	—	190,498,032	—	122,975,699	—	—
Morningstar Total Return Bond Fund	157,646,115	2,586,430,302	250,869,770	2,428,649,925	560,048,019	558,764,222
Morningstar Municipal Bond Fund	—	463,043,837	—	225,530,442	—	—
Morningstar Defensive Bond Fund	21,234,087	143,479,188	23,707,648	106,493,855	—	—
Morningstar Multisector Bond Fund	50,162,365	214,301,250	41,995,452	164,176,251	—	—
Morningstar Unconstrained Allocation Fund	17,651,718	111,377,409	12,147,980	32,011,951	—	—
Morningstar Alternatives Fund	—	241,316,496	—	170,576,133	68,867,417	54,469,702

7. Financial Derivative Instruments

Certain Funds may invest in derivatives as part of their principal investment strategies in an attempt to achieve their investment objective. The Funds’ derivative contracts are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency exchange contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.

At the maturity of a forward foreign currency exchange contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency exchange contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency exchange contract entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward foreign currency exchange contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Futures Contracts: A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. Each Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against

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Notes to Financial Statements (continued)

changes in prevailing interest rates or to manage its duration or effective maturity. If the adviser or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant (FCM) an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if the adviser’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available Funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any

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Notes to Financial Statements (continued)

futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.

Futures contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. At April 30, 2020, the Morningstar Total Return Bond Fund and Morningstar Unconstrained Allocation Fund pledged cash to cover margin requirements for open futures positions in an amount of $1,848,079 and $118,391, respectively, which is included in Due from Broker on the Statements of Assets and Liabilities.

Interest rate caps and floors: Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by difference between the interest rate index current value at the time the cap was entered into.

Options: A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

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Notes to Financial Statements (continued)

As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

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Notes to Financial Statements (continued)

Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaptions: An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest-rate swap. Options on swap agreements involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest-rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.

Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.

Options on swap agreements are considered to be swaps for purposes of Commodity Futures Trading Commission (CFTC) regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

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Notes to Financial Statements (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Schedules of Investments, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses.

Interest Rate, Inflation Index and Total Return Swap Contracts: A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market

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Notes to Financial Statements (continued)

value will equal unrealized appreciation(depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Assets and Liabilities.

Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedules of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Changes in market value are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

Each Fund’s risk of loss associated with these instruments may exceed their fair value, as recorded in the Schedules of Investments. Credit default contracts outstanding, including their respective notional amounts at year end, if any, are listed after each Fund’s Schedule of Investments.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default contracts on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple

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Notes to Financial Statements (continued)

transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

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Notes to Financial Statements (continued)

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in non-affiliates, at value (securities) or in Due from broker (cash). Segregation of a Fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in each Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to broker in the Statements of Assets and Liabilities.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. The effect of such derivative instruments on the Funds’ financial position and financial performance for the year ended April 30, 2020 are as follows:

					Assets		Liabilities

	Unrealized Appreciation on Futures Contracts(1)	Swaps at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options at Fair Market Value	Total

Morningstar International Equity Fund
Foreign exchange rate risk	$—	$—	$524	$—	$524	$—	$—	$13,837	$—	$13,837

Total	—	—	524	—	524	—	—	13,837	—	13,837
Netting positions	—	—	(524)	—	(524)	—	—	(524)	—	(524)

Net Fair Value of Derivative Contracts	$—	$—	$—	$—	$—	$—	$—	$13,313	$—	$13,313

Morningstar Total Return Bond Fund
Credit risk	$—	$295,134	$—	$230	$295,364	$—	$2,078	$—	$8,036	$10,114
Foreign exchange rate risk	—	—	427,793	82,337	510,130	—	—	167,104	59,875	226,979
Inflation risk	—	6,486	—	—	6,486	—	1,080	—	—	1,080

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Notes to Financial Statements (continued)

					Assets		Liabilities

	Unrealized Appreciation on Futures Contracts(1)	Swaps at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options at Fair Market Value	Total

Morningstar Total Return Bond Fund (continued)
Interest rate risk	$649,232	$769,794	$—	$13,954	$1,432,980	$715,311	$3,799,395	$—	$73,762	$4,588,468

Total	649,232	1,071,414	427,793	96,521	2,244,960	715,311	3,802,553	167,104	141,673	4,826,641
Netting positions	(649,232)	(1,071,414)	(167,104)	(96,521)	(1,984,271)	(649,232)	(1,071,414)	(167,104)	(96,521)	(1,984,271)

Net Fair Value of Derivative Contracts	$—	$—	$260,689	$—	$260,689	$66,079	$2,731,139	$—	$45,152	$2,842,370

Morningstar Multisector Bond Fund
Credit risk	$—	$—	$—	$—	$—	$—	$571,776	$—	$—	$571,776
Foreign exchange rate risk	—	—	2,939,533	—	2,939,533	—	—	1,454,585	—	1,454,585

Total	—	—	2,939,533	—	2,939,533	—	571,776	1,454,585	—	2,026,361
Netting positions	—	—	(1,454,585)	—	(1,454,585)	—	—	(1,454,585)	—	(1,454,585)

Net Fair Value of Derivative Contracts	$—	$—	$1,484,948	$—	$1,484,948	$—	$571,776	$—	$—	$571,776

Morningstar Unconstrained Allocation Fund
Foreign exchange rate risk	$—	$—	$296,766	$—	$296,766	$—	$—	$264,848	$—	$264,848

Interest rate risk	30,785	—	—	—	30,785	—	—	—	—	—

Total	30,785	—	296,766	—	327,551	—	—	264,848	—	264,848
Netting positions	—	—	(264,848)	—	(264,848)	—	—	(264,848)	—	(264,848)

Net Fair Value of Derivative Contracts	$30,785	$—	$31,918	$—	$62,703	$—	$—	$—	$—	$—

Morningstar Alternatives Fund
Equity risk	$—	$—	$—	$2,400	$2,400	$—	$—	$—	$21,895	$21,895
Foreign exchange rate risk	—	—	190,114	—	190,114	—	—	60,014	—	60,014

Total	—	—	190,114	2,400	192,514	—	—	60,014	21,895	81,909
Netting positions	—	—	(60,014)	(2,400)	(62,414)	—	—	(60,014)	(2,400)	(62,414)

Net Fair Value of Derivative Contracts	$—	$—	$130,100	$—	$130,100	$—	$—	$—	$19,495	$19,495

[1]

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]

Includes cumulative appreciation/depreciation on centrally-cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended April 30, 2020:

	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations						Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations

	Futures Contracts	Swaps Contracts	Forward Currency Exchange Contracts	Purchased/ Written Options	Total	Futures Contracts	Swaps Contracts	Forward Currency Exchange Contracts	Purchased/ Written Options	Total

Morningstar International Equity Fund
Foreign exchange rate risk	$—	$—	$27,851	$—	$27,851	$—	$—	$(63,673)	$—	$(63,673)

Total	$—	$—	$27,851	$—	$27,851	$—	$—	$(63,673)	$—	$(63,673)

Morningstar Total Return Bond Fund
Credit risk	$—	$(81,883)	$—	$—	$(81,883)	$—	$152,476	$—	$(7,526)	$144,950
Foreign exchange rate risk	—	—	(94,111)	(161,767)	(255,878)	—	—	289,245	12,129	301,374
Inflation risk	—	49,398	—	—	49,398	—	8,172	—	—	8,172
Interest rate risk	5,274,078	(2,646,064)	—	1,498,577	4,126,591	(80,268)	(3,424,600)	—	135,841	(3,369,027)

Total	$5,274,078	$(2,678,549)	$(94,111)	$1,336,810	$3,838,228	$(80,268)	$(3,263,952)	$289,245	$140,444	$(2,914,531)

Morningstar Multisector Bond Fund
Credit risk	$—	$(1,037,668)	$—	$—	$(1,037,668)	$—	$(3,428)	$—	$—	$(3,428)
Foreign exchange rate risk	—	—	1,879,255	(47,436)	1,831,819	—	—	1,246,044	6,659	1,252,703
Interest rate risk	—	(3,640,043)	—	—	(3,640,043)	—	244,587	—	—	244,587

Total	$—	$(4,677,711)	$1,879,255	$(47,436)	$(2,845,892)	$—	$241,159	$1,246,044	$6,659	$1,493,862

Morningstar Unconstrained Allocation Fund
Foreign exchange rate risk	$—	$—	$(429,817)	$—	$(429,817)	$—	$—	$31,918	$—	$31,918
Interest rate risk	(74,280)	—	—	—	(74,280)	30,785	—	—	—	30,785

Total	$(74,280)	$—	$(429,817)	$—	$(504,097)	$30,785	$—	$31,918	$—	$62,703

Morningstar Alternatives Fund
Equity risk	$—	$—	$—	$312,342	$312,342	$—	$—	$—	$11,123	$11,123
Foreign exchange rate risk	—	—	132,809	—	132,809	—	—	106,124	—	106,124

Total	$—	$—	$132,809	$312,342	$445,151	$—	$—	$106,124	$11,123	$117,247

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of April 30, 2020.

Morningstar International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$524	$13,837
Total gross amount of derivatives in the Statement of Assets and Liabilities	$524	$13,837
Less: Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of derivatives subject to MNA or similar agreement	$524	$13,837

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Morningstar International Equity Fund (continued)

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Northern Trust	$524	$(524)	$—	$—	$—

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Northern Trust	$(13,837)	$524	$(13,313)	$—	$(13,313)

Morningstar Total Return Bond Fund

Derivative Financial Instruments:				Assets	Liabilities

Forward foreign currency exchange contracts				$427,793	$167,104
Futures contracts				649,232	715,311
Purchased options				93,383	—
Written options				—	133,266
Interest rate swap contracts*				769,794	3,799,395
Credit default swap contracts*				295,134	2,078
Inflation swap contracts*				6,486	1,080
Purchased swaptions				3,138	—
Written swaptions				—	8,407

Total gross amount of derivatives in the Statement of Assets and Liabilities				$2,244,960	$4,826,641

Less: Derivatives not subject to MNA or similar agreements				(1,656,560)	(4,586,729)

Total gross amount of derivatives subject to MNA or similar agreement				$588,400	$239,912

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley	$186,082	$(104,691)	$ 81,391	$—	$ 81,391
Citibank	177,020	(38,872)	138,148	—	138,148
BNP	38,859	(6,276)	32,583	—	32,583
JPMorgan Chase	95,148	(9,591)	85,557	—	85,557
Deutsche Bank	64,268	(54,273)	9,995	—	9,995
UBS	10,697	(6,114)	4,583	—	4,583
HSBC	6,387	(3,452)	2,935	—	2,935
Standard Chartered Bank	1,118	(893)	225	—	225
Bank of America	6,939	(6,939)	—	—	—
Goldman Sachs	441	(441)	—	—	—
Barclays	1,441	(1,441)	—	—	—

Total	$588,400	$(232,983)	$355,417	$—	$355,417

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Morningstar Total Return Bond Fund (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley	$(104,691)	$104,691	$ —	$—	$ —
Citibank	(38,872)	38,872	—	—	—
BNP	(6,276)	6,276	—	—	—
JPMorgan Chase	(9,591)	9,591	—	—	—
Deutsche Bank	(54,273)	54,273	—	—	—
UBS	(6,114)	6,114	—	—	—
HSBC	(3,452)	3,452	—	—	—
Standard Chartered Bank	(893)	893	—	—	—
Bank of America	(12,703)	6,939	(5,764)	—	(5,764)
Goldman Sachs	(1,214)	441	(773)	—	(773)
Barclays	(1,833)	1,441	(392)	—	(392)

Total	$(239,912)	$232,983	$(6,929)	$—	$(6,929)

Morningstar Multisector Bond Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$2,939,533	$1,454,585
Credit default swap contracts*	—	571,776

Total gross amount of derivatives in the Statement of Assets and Liabilities	$2,939,533	$2,026,361

Less: Derivatives not subject to MNA or similar agreements	—	(503,924)

Total gross amount of derivatives subject to MNA or similar agreement	$2,939,533	$1,522,437

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$71,862	$(71,862)	$—	$—	$—
Barclays	177,569	(67,215)	110,354	—	110,354
BNP	126,809	(34,730)	92,079	—	92,079
Citibank(a)	872,202	(193,556)	678,646	(678,646)	—
Deutsche Bank(a)	152,227	(112,645)	39,582	(39,582)	—
Goldman Sachs	6,824	(2,659)	4,165	—	4,165
HSBC(b)	648,220	(337,985)	310,235	(202,000)	108,235
JPMorgan Chase	492,066	(492,066)	—	—	—
Morgan Stanley(a)	246,417	(4,778)	241,639	(241,639)	—
Standard Chartered Bank(a)	145,337	(3,082)	142,255	(142,255)	—

Total	$2,939,533	$(1,320,578)	$1,618,955	$(1,304,122)	$314,833

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Morningstar Multisector Bond Fund (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$(198,056)	$71,862	$(126,194)	$ —	$(126,194)
Barclays	(67,215)	67,215	—	—	—
BNP	(34,730)	34,730	—	—	—
Citibank	(193,556)	193,556	—	—	—
Deutsche Bank	(112,645)	112,645	—	—	—
Goldman Sachs	(2,659)	2,659	—	—	—
HSBC	(337,985)	337,985	—	—	—
JPMorgan Chase(b)	(567,731)	492,066	(75,665)	60,000	(15,665)
Morgan Stanley	(4,778)	4,778	—	—	—
Standard Chartered Bank	(3,082)	3,082	—	—	—

Total	$(1,522,437)	$1,320,578	$(201,859)	$60,000	$(141,859)

(a)

Actual amount of collateral received from Citibank, Deutsche Bank, Morgan Stanley, and Standard Chartered Bank exceeded the net amount before collateral and is included in “Due to broker” in the Statements of Assets and Liabilities.

(b)	Actual amount of collateral received from HSBC and pledged by the Fund to JPMorgan Chase is included in “Due from broker” and “Due to broker” respectively, in the Statements of Assets and Liabilities.

Morningstar Unconstrained Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$296,766	$264,848
Futures contracts	30,785	—

Total gross amount of derivatives in the Statement of Assets and Liabilities	$327,551	$264,848

Less: Derivatives not subject to MNA or similar agreements	(30,785)	—

Total gross amount of derivatives subject to MNA or similar agreement	$296,766	$264,848

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Barclays	$ 33,888	$ (17,552)	$16,336	$—	$16,336
Citibank	55,512	(55,512)	—	—	—
HSBC	120,916	(81,874)	39,042	—	39,042
JPMorgan Chase	7,028	(7,028)	—	—	—
Morgan Stanley	77,362	(50,481)	26,881	—	26,881
National Australia Bank	2,060	—	2,060	—	2,060

Total	$296,766	$(212,447)	$84,319	$—	$84,319

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Barclays	$(17,552)	$17,552	$—	$—	$—

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Morningstar Unconstrained Allocation Fund (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Citibank	(93,627)	55,512	(38,115)	—	(38,115)
HSBC	(81,874)	81,874	—	—	—
JPMorgan Chase	(16,460)	7,028	(9,432)	—	(9,432)
Morgan Stanley	(50,481)	50,481	—	—	—
Goldman Sachs(a)	(2,228)	—	(2,228)	2,228	—
UBS	(2,626)	—	(2,626)	—	(2,626)

Total	$(264,848)	$212,447	$(52,401)	$2,228	$(50,173)

(a)	Actual amount of collateral pledged by the Fund to Goldman Sachs exceeded the net amount before collateral and is included in “Due from broker” in the Statements of Assets and Liabilities.

Morningstar Alternatives Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$190,114	$60,014
Purchased options	2,400	—
Written options	—	21,895

Total gross amount of derivatives in the Statement of Assets and Liabilities	$192,514	$81,909

Less: Derivatives not subject to MNA or similar agreements	(2,400)	(21,895)

Total gross amount of derivatives subject to MNA or similar agreement	$190,114	$60,014

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley	$190,114	$(60,014)	$130,100	$—	$130,100

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley	$(60,014)	$60,014	$—	$—	$—

For the year ended April 30, 2020, the quarterly average notional values were as follows and are representative of the trading volume of the derivatives held by the Funds.

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Futures Contracts:
Average Notional Balance - Long	$—	$181,677,260	$—	$ 803,165	$—

Average Notional Balance - Short	—	109,834,181	—	757,444	—
Ending Notional Balance - Long	—	153,360,425	—	1,974,503	—

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Futures Contracts: (continued)
Ending Notional Balance - Short	$—	$153,727,170	$—	$—	$—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value - Purchased	1,549,856	14,688,812	52,875,284	2,297,367	6,965,786
Average Settlement Value - Sold	13,874	5,553,046	30,670,029	7,308,586	2,516,960
Ending Settlement Value - Purchased	1,610,813	6,369,625	56,078,153	4,835,946	7,005,739
Ending Settlement Value - Sold	55,498	3,899,031	36,525,002	10,122,124	2,087,113
Inflation Swaps:
Average Notional Balance - Pays Fixed Rate	—	1,187,500	—	—	—
Average Notional Balance - Receives Fixed Rate	—	816,250	—	—	—
Ending Notional Balance - Pays Fixed Rate	—	3,770,000	—	—	—
Interest Rate Swaps:
Average Notional Balance - Pays Fixed Rate	—	237,303,267	10,206,667	—	—
Average Notional Balance - Receives Fixed Rate	—	94,010,471	—	—	—
Ending Notional Balance - Pays Fixed Rate	—	288,902,995	—	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	6,955,880	8,167	—	—
Average Notional Balance - Sell Protection	—	32,589,375	5,093,247	—	—
Ending Notional Balance - Buy Protection	—	862,661	—	—	—
Ending Notional Balance - Sell Protection	—	29,410,000	11,438,890	—	—
Options:
Average Notional Balance - Purchased	—	62,281,752	523,543	—	1,042,134
Average Notional Balance - Written	—	93,300,521	—	—	1,120,586
Ending Notional Balance - Purchased	—	37,257,788	—	—	23,288
Ending Notional Balance - Written	—	48,801,231	—	—	185,681
Swaptions:
Average Notional Balance - Purchased	—	4,118,500	—	—	—

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Swaptions (continued):
Average Notional Balance - Written	$—	$11,769,000	$—	$—	$—
Ending Notional Balance - Purchased	—	5,500,000	—	—	—
Ending Notional Balance - Written	—	27,650,000	—	—	—

8. Federal Income Tax Matters

As of April 30, 2020, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Morningstar U.S. Equity Fund	$1,214,648,773	$79,217,790	$(100,395,555)	$(21,177,765)
Morningstar International Equity Fund	852,043,773	18,302,933	(109,762,867)	(91,459,934)
Morningstar Global Income Fund	249,768,030	8,032,125	(21,030,841)	(12,998,716)
Morningstar Total Return Bond Fund	562,992,798	19,164,962	(12,691,375)	6,473,587
Morningstar Municipal Bond Fund	351,000,987	1,215,041	(9,189,860)	(7,974,819)
Morningstar Defensive Bond Fund	183,502,980	2,715,579	(1,975,739)	739,840
Morningstar Multisector Bond Fund	203,834,609	2,014,861	(19,395,603)	(17,380,742)
Morningstar Unconstrained Allocation Fund	138,481,989	3,114,954	(3,329,692)	(214,738)
Morningstar Alternatives Fund	153,028,209	5,572,223	(11,011,185)	(5,438,962)

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on credit default swaps, futures contracts, foreign exchange contracts and passive foreign investment companies (“PFICs”), straddle loss deferrals, investment in interest only (“IO”) securities and contingent payment debt instruments (“CPDIs”), and timing of income recognition from Real Estate Investment Trusts (“REITs”).

As of April 30, 2020, the components of distributable earnings (loss) (excluding paid in capital) on a tax basis were as follows:

Fund	Currenct Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings

Morningstar U.S. Equity Fund	$—	$3,730,855	$ —	$(21,176,420)	$(16,468,490)	$(33,914,055)
Morningstar International Equity Fund	—	1,555,832	6,576,850	(91,451,186)	—	(83,318,504)

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

Fund	Currenct Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings
Morningstar Global Income Fund	$—	$225,849	$—	(13,009,933)	$(740)	(12,784,824)
Morningstar Total Return Bond Fund	—	9,974,630	4,270,224	6,472,493	(4,327)	20,713,020
Morningstar Municipal Bond Fund	81,113	—	—	(7,974,819)	(964,022)	(8,857,728)
Morningstar Defensive Bond Fund	—	675,650	298,566	739,840	(1,444)	1,712,612
Morningstar Multisector Bond Fund	—	989,103	—	(17,450,788)	(5,437,917)	(21,899,602)
Morningstar Unconstrained Allocation Fund	—	2,019,128	33,566	(221,810)	—	1,830,884
Morningstar Alternatives Fund	—	4,325,758	—	(5,440,609)	(165,414)	(1,280,265)

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At April 30, 2020, the following reclassification was recorded:

Fund	Accumulated Distributable Earnings (Losses)	Paid-in Capital

Morningstar Total Return Bond Fund	$ 1,852	$ (1,852)
Morningstar Multisector Bond Fund	394	(394)
Morningstar Alternatives Fund	16,869	(16,869)

The tax character of distributions paid during the fiscal year-ended April 30, 2020 were as follows:

	Fiscal Year Ended April 30, 2020

Fund	Tax-Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid
Morningstar U.S. Equity Fund	$ —	$18,559,105	$ 75,419	$18,634,524
Morningstar International Equity Fund	—	17,320,965	58	17,321,023
Morningstar Global Income Fund	—	9,337,742	13,989	9,351,731
Morningstar Total Return Bond Fund	—	25,566,475	417,832	25,984,307
Morningstar Municipal Bond Fund	3,722,036	677,440	17	4,399,493
Morningstar Defensive Bond Fund	—	4,722,041	38	4,722,079

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

	Fiscal Year Ended April 30, 2020

Fund	Tax-Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid

Morningstar Multisector Bond Fund	$—	$10,125,655	$ 77	$10,125,732
Morningstar Unconstrained Allocation Fund	—	2,836,649	—	2,836,649
Morningstar Alternatives Fund	—	3,235,052	7,401	3,242,453

The tax character of distributions paid during the fiscal period-ended April 30, 2019 were as follows:

	Fiscal Period Ended April 30, 2019

Fund	Tax Exempt Income	Ordinary Income	Total Distributions Paid
Morningstar U.S. Equity Fund	$ —	$ 422,538	$ 422,538
Morningstar International Equity Fund	—	550,924	550,924
Morningstar Global Income Fund	—	959,797	959,797
Morningstar Total Return Bond Fund	—	2,817,061	2,817,061
Morningstar Municipal Bond Fund	743,422	44,375	787,797
Morningstar Defensive Bond Fund	—	665,904	665,904
Morningstar Multisector Bond Fund	—	2,273,735	2,273,735
Morningstar Unconstrained Allocation Fund	—	257,198	257,198
Morningstar Alternatives Fund	—	86,515	86,515

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital loss carry forwards with no expiration will retain their character as either short-term or long-term capital losses.

At April 30, 2020, the Funds had no capital loss carryforwards to offset future capital gains.

For the period subsequent to October 31, 2019, through the fiscal year ended April 30, 2020, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Fund
Morningstar U.S. Equity Fund	$16,468,490
Morningstar Municipal Bond Fund	963,948
Morningstar Multisector Bond Fund	5,437,917
Morningstar Alternatives Fund	165,414

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

9. Principal Risks and Concentrations

Multimanager and Subadviser Selection Risk: To a significant extent, the Funds’ performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Foreign Securities Risk: Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic and regulatory risks, and market instability.

Emerging-Markets Risk: Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Geographic Concentration Risk: To the extent that a Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.

Currency Risk: Because some of the Funds invest in foreign securities, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.

Interest-Rate Risk: The value of fixed-income securities will typically decline when interest rates rise.

Credit Risk: Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that a Fund was attempting to hedge or the investment opportunity it was trying to pursue.

Market Risk: The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

Morningstar Funds Trust     April 30, 2020

Notes to Financial Statements (continued)

10. Principal Ownership

As of April 30, 2020, the Funds had omnibus accounts owning more than 5% of the total shares outstanding of each Fund as follows:

Fund	Number of Shareholders	% Ownership[1]
Morningstar U.S. Equity Fund	4	94%
Morningstar International Equity Fund	4	94%
Morningstar Global Income Fund	4	94%
Morningstar Total Return Bond Fund	5	97%
Morningstar Municipal Bond Fund	5	99%
Morningstar Defensive Bond Fund	5	96%
Morningstar Multisector Bond Fund	4	93%
Morningstar Unconstrained Allocation Fund	5	98%
Morningstar Alternatives Fund	3	90%

1Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Funds.

11. Line of Credit

The Funds have a $50 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Funds participate and collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, an administration fee of $10,000 is payable annually and allocated among the Funds based on net assets.

During the year ended April 30, 2020, Morningstar Municipal Bond Fund had an outstanding balance for 2 days with a maximum balance of $1,200,000 at an average weighted interest rate of 3.63%.

12. New Accounting Pronouncements and Regulations

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments.

13. Subsequent Events

Management has evaluated subsequent events for the Funds through the date this report was issued and has concluded that no subsequent events occurred which required recognition or disclosure.

Morningstar Funds Trust     April 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Morningstar Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morningstar Funds Trust (comprising the Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar Unconstrained Allocation Fund, and Morningstar Alternatives Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of April 30, 2020, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 2, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morningstar Funds Trust at April 30, 2020 and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year then ended and for the period from November 2, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian, brokers, or agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

ERNST & YOUNG LLP

We have served as the Trust’s auditor since 2018.

Chicago, Illinois

June 29, 2020

Morningstar Funds Trust     April 30, 2020

Fund Expenses (unaudited)

As a shareholder of Morningstar Funds Trust, you incur ongoing costs, including management fees, administration, custody, sub-accounting, trustees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period, November 1, 2019 through April 30, 2020.

Actual Expenses

The three columns for each Fund in the table under the “Actual” heading provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the second column for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The last three columns for each Fund in the table under the “Hypothetical (5% return)” heading provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last three columns for each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

		Actual			Hypothetical (5% return)

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Morningstar U.S. Equity Fund	0.80%	$1,000.00	$ 890.80	$3.76	$1,000.00	$1,020.89	$4.02
Morningstar International Equity Fund	0.92	1,000.00	825.10	4.17	1,000.00	1,020.29	4.62
Morningstar Global Income Fund	0.58	1,000.00	895.00	2.73	1,000.00	1,021.98	2.92
Morningstar Total Return Bond Fund	0.53	1,000.00	1,034.90	2.68	1,000.00	1,022.23	2.66
Morningstar Municipal Bond Fund	0.57	1,000.00	970.70	2.79	1,000.00	1,022.03	2.87

Morningstar Funds Trust     April 30, 2020

Fund Expenses (unaudited) (continued)

		Actual			Hypothetical (5% return)

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Morningstar Defensive Bond Fund	0.48%	$1,000.00	$1,016.60	$2.41	$1,000.00	$1,022.48	$2.41
Morningstar Multisector Bond Fund	0.79	1,000.00	928.60	3.79	1,000.00	1,020.93	3.97
Morningstar Unconstrained Allocation Fund	0.71	1,000.00	895.60	3.35	1,000.00	1,021.33	3.57
Morningstar Alternatives Fund	0.90	1,000.00	991.00	4.46	1,000.00	1,020.39	4.52

Morningstar Funds Trust     April 30, 2020

Tax Information (unaudited)

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852(b)(3)(C) of the Code, for the fiscal year ended April 30, 2020:

Fund	Long-Term Capital Gain
Morningstar International Equity Fund	$6,576,850
Morningstar Total Return Bond Fund	4,270,224
Morningstar Defensive Bond Fund	298,566
Morningstar Unconstrained Allocation Fund	33,566

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended April 30, 2020 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage (%)
Morningstar U.S. Equity Fund	26
Morningstar International Equity Fund	—	*
Morningstar Global Income Fund	16
Morningstar Unconstrained Allocation Fund	2
Morningstar Alternatives Fund	5

* Amount rounds to less than 0.05%

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended April 30, 2020, are designated as “qualified dividend income”, as defined in the Act:

Fund	QDI Percentage (%)
Morningstar U.S. Equity Fund	32
Morningstar International Equity Fund	53
Morningstar Global Income Fund	60
Morningstar Unconstrained Allocation Fund	15
Morningstar Alternatives Fund	11

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income

Morningstar International Equity Fund	$0.01	$0.11

Morningstar Funds Trust     April 30, 2020

Trustees and Officers (unaudited)

Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent
Trustees of the Trust(1)

Theresa Hamacher (1960)	Trustee and Chairperson of the Board since March 2018	President of Versanture Consulting since 2015; President of NICSA, Inc. (non-profit association global asset management industry participants) from 2008 to 2015	9	Calamos Investment Trust from 2015 to 2017

Enrique M. Vasquez (1965)	Trustee since March 2018	President of Wealth Management at Blucora, Inc. since 2019; Owner of Embrace Care, Inc. d/b/a CareBuilders at Home since 2015; President and CEO of Cetera Financial Specialists from 2004 to 2016	9	Teachers Retirement System of Illinois from 2012 to 2014

Linda D. Taylor (1952)	Trustee since April 2018	Chairman and Chief Executive Officer of Clifford Swan Investment Counselors since 2010	9	San Pasqual Fiduciary Trust Company Since 2013

Barry P. Benjamin (1957)	Trustee since July 2018	Partner at PricewaterhouseCoopers LLP from 1991 to 2018; Global Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2010 to 2017; U.S. Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2006 to 2015	9	None

Daniel E. Needham(2) (1978)	Trustee President and Principal Executive Officer since 2017	President of Morningstar Inc.’s investment management group, Morningstar Investment Management, LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.’s investment management group since 2013	9	None

Morningstar Funds Trust     April 30, 2020

Trustees and Officers (unaudited) (continued)

Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust

Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer since March 2018	Fund Principal Financial Officer at Foreside, Inc. since May 2016; Vice President—Global Fund Services at JPMorgan Chase from May 2009 to April 2016.	N/A	N/A

Illinan Sary (1977)	Assistant Treasurer since December 2019	Mutual Fund Accounting Director, Morningstar Investment Management, since December 2019; Manager of Fund Administration, Ariel Investments, July 2016 to November 2019; Client Service Manager, Northern Trust, April 2013 to July 2016	N/A	N/A

D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary since March 2018	Global Chief Compliance Officer at Morningstar, Inc. since July 2013; Chief Compliance Officer at Morningstar Investment Management, LLC since January 2000; Chief Compliance Officer at Morningstar Investment Services LLC since July 2001; and Chief Compliance Officer at Morningstar Research Services LLC since its inception in November 2016.	N/A	N/A

F. Allen Bliss (1965)	Assistant Secretary since March 2018	Associate General Counsel for Morningstar, Inc. since July 2003 and Assistant Corporate Secretary for Morningstar, Inc. since May 2015.	N/A	N/A

(1) The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).

(2) Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.

Availability of Additional Information About the Trustees and Officers

The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge, upon request by calling (877) 626-3224.

Morningstar Funds Trust Privacy Policy Please read “Other Important Information” section below for information about Morningstar Funds Trust access to your personal information

Why?	Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand Morningstar Funds Trust access to your personal information.

What?

Personal information includes, but is not limited to:

▶  Your name, address, phone number, and email address;

▶  Your social security number or other unique identifier;

▶  Your account information, such as account balance and transactions (including account transaction history);

▶  Your demographic information, such as age, income, investment preferences, investment experience, and risk profile.

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons, Trust chooses to share; and whether you can limit this sharing.

	Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?

	For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	See “Other Important Information” below.	No

	For our marketing purposes—to offer our products and services.	No	N/A

	For joint marketing with other financial companies.	No	N/A

	For our affiliates’ everyday business purposes—information about your transactions and experiences.	No	N/A

	For our affiliates’ everyday business purposes—information about your creditworthiness.	No	N/A

	For our affiliates to market to you.	No	N/A

	For nonaffiliates to market to you.	No	N/A

Who we are	Who is providing this notice? Morningstar Funds Trust

What we do

How does Morningstar Funds Trust protect your personal information?

Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by industry standard firewall and password protection systems.

How does Morningstar Funds Trust collect your personal information?

We would collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the “Other Important Information” section below.

Why can’t you limit sharing?

Federal law gives you the right to limit only:

▶  sharing for affiliates’ everyday business purposes—information about your creditworthiness;

▶  affiliates from using your information to market to you;

▶ sharing for nonaffiliates to market to you. State laws and individual companies’ policies may give you additional rights to limit sharing.

Definitions	Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies.

▶  Morningstar Funds Trust’s investment adviser is Morningstar Investment Management, LLC, a wholly-owned subsidiary of Morningstar, Inc. Morningstar Investment Services, LLC, a wholly-owned subsidiary of Morningstar Investment Management, LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▶  The Trust does not share your personal information with nonaffiliates for marketing their services to you.

Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▶ The Trust does not have such an agreement in place.

Other Important Information

Morningstar Funds Trust (“Morningstar Funds”) is only available through model portfolios designed and maintained by Morningstar Investment Management, LLC (“Model Portfolios”).

Model Portfolios are made available to nonaffiliated financial institutions (e.g., financial advisers, retirement plan, recordkeepers) who may use the Model Portfolios as part of an investment advisory solution offered to their clients. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”). Custodians report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this structure, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time-to-time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Questions?	Your privacy is very important to us. If you have further questions, please contact us at (877) 626-3224.

Morningstar Funds Trust    April 30, 2020

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)

The Morningstar Funds Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017 and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

Each of the Funds that forms a series of the Trust has an Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”). Each of the Funds also has at least one Subadvisory Agreement with a Subadviser to that Fund.

The Funds and their Subadvisers are:

●	Morningstar U.S. Equity Fund

°	ClearBridge Investments, LLC

°	Diamond Hill Capital Management, Inc.

°	Levin Easterly Partners LLC

°	Massachusetts Financial Services Company, d/b/a MFS Investment Management

°	Wasatch Advisors, Inc.

°	Westwood Management Corp.

●	Morningstar International Equity Fund

°	Harding Loevner LP

°	Harris Associates L.P.

°	Lazard Asset Management LLC

°	T. Rowe Price Associates, Inc.

●	Morningstar Global Income Fund

°	Schafer Cullen Capital Management, Inc.

●	Morningstar Total Return Bond Fund

°	BlackRock Financial Management, Inc.

°	Western Asset Management Company

●	Morningstar Municipal Bond Fund

°	T. Rowe Price Associates, Inc.

°	Wells Capital Management, Inc.

●	Morningstar Defensive Bond Fund

°	First Pacific Advisors, LLC

●	Morningstar Multisector Bond Fund

Morningstar Funds Trust     April 30, 2020

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

°	Franklin Advisers, Inc.

°	Loomis, Sayles & Company, L.P.

°	TCW Investment Management Company LLC

●	Morningstar Unconstrained Allocation Fund

°	Brandywine Global Investment Management, LLC

°	Lazard Asset Management LLC

●	Morningstar Alternatives Fund

°	SSI Investment Management, LLC

°	Water Island Capital, LLC

Statement of Shareholder Rights

When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests.

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds.

The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940.

More information about the Trustees is available https://www.morningstar.com/company/morningstar-funds-governance.

Board Renewal of the Investment Advisory Agreement and the Subadvisory Agreements

Introductory Note to Shareholders

One of the primary responsibilities of the Board of Trustees of the Funds (the “Board”) is to determine whether to renew the Funds’ Investment Advisory Agreement with Morningstar and the Funds’ Sub-Advisory Agreements (together, the “Agreements”). The Funds’ Investment Advisory Agreement and Sub-Advisory Agreements were scheduled to expire at the end of April 2020. In March 2020, the Board met to consider whether to renew these Agreements for a one-year period, through April 2021.

Morningstar Funds Trust     April 30, 2020

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

The Board decided to renew the Agreements. This note reviews the factors that the Board considered and discusses its conclusions. This introductory section of this note highlights key considerations in the renewal process. The body of this note, which follows, provides more details of the review process undertaken by and the conclusions reached by the Board.

Key Considerations

While the Board reviewed many factors as part of its decision-making process, the Board would like to highlight two of those factors: fund expenses and investment performance.

●

Fund Expenses – The Board believes that fund expenses are an important factor because they directly affect shareholder returns. The Board noted that one of Morningstar’s investment principles – minimizing costs – is consistent with this view. The Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of voluntary expense waivers and expense reimbursements. In its review of Fund expenses, the Board noted that, for seven of the nine Funds, total expenses as a percentage of average net assets were either at or below the median total expenses for a peer group of comparable funds. For one of these Funds, the Municipal Bond Fund, total expenses as a percentage of average net assets exceeded the peer group median by 0.008%. For the U.S. Equity Fund, total expenses exceeded the peer group median by 0.06%. The Board noted that for all Funds, the actual management fee paid was below the peer group median for all Funds. The Board discussed plans for increasing assets with Morningstar management as a way of reducing the total expense levels.The Board concluded that these fees were fair and reasonable. For more information, see “Fund Expenses” below. Information about the peer groups can be found below under “Renewal of the Agreements.”

●

Investment Performance – Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to an index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds. Performance as compared to peer funds for calendar 2019 was mixed:

°

The Global Income Fund and the Total Return Bond Fund performed in the best performing quintile of their categories (i.e., 1st out of 5 performing quintile, with 1st quintile being the best performing quintile);

°	The International Equity Fund performed in the second-best performing quintile of its category (i.e., 2nd out of 5 performing quintile);

°	The Multisector Bond Fund and the Unconstrained Allocation Fund performed in the middle quintile of their categories (i.e., 3rd out of 5 performing quintile);

°	The Alternatives Fund, the Municipal Bond Fund and the U.S. Equity Fund performed in the second-lowest performing quintile of their peer groups (i.e., 4th out of 5 performing quintile); and

°	The Defensive Bond Fund performed in the lowest-performing quintile of its category (i.e., 5th out of 5 performing quintile).

Morningstar Funds Trust     April 30, 2020

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

The Board focused on those Funds with underperformance and extensively discussed the underperformance with Morningstar. The Board noted that Morningstar had implemented changes with regard to monitoring and review of underperforming investments. The Board did not believe that any additional changes with respect to these Funds were warranted at the time, especially considering the limited performance history of the Funds, and noted that it would continue to monitor future performance.

For more information, including a discussion of the performance of individual Funds, see “Investment Performance” below.

The Board invites comments from shareholders on this disclosure and how it may be enhanced. Shareholders may email the Board with their suggestions at BoardofTrustees.MorningstarFundsTrust@morningstar.com

Renewal of the Agreements

At a Board of Trustees meeting on March 11, 2020, the Board unanimously approved the renewal of the Agreements. The Board determined that the Agreements, including the investment advisory and subadvisory fees in the Agreements, were fair and reasonable.

Prior to making these approvals, the Board considered materials and presentations related to the Agreements. Among the topics addressed by these materials and presentations were:

●	The services that Morningstar and each Subadviser provided and would provide to each Fund.

●	Morningstar’s investment management operations.

●	The investment approach for each Fund and whether this investment approach was being followed by Morningstar and each Subadviser.

●	The due diligence conducted on each Subadviser by Morningstar, and Morningstar’s reasons for recommending the retention of each Subadviser and Subadvisory Agreement.

●	The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities of Morningstar and each Subadviser.

●	The services that the custodian, fund administrator, transfer agent and distributor provided and would provide to each Fund.

●	The fees paid and to be paid to service providers to each Fund, including Morningstar and each Subadviser.

●	The expense ratio for each Fund, reflecting both the fees paid and to be paid to service providers and expenses incurred and to be incurred directly by each Fund.

●	Expense limitation arrangements, to be achieved by fee waivers and expense reimbursements by Morningstar.

The information obtained by the Board during the renewal process included a special report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent analyst. The analysis in the report was based on data from Lipper, Inc.

Morningstar Funds Trust     April 30, 2020

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

The report from Broadridge analyzed each Fund’s performance and risk relative to all other funds with a similar investment objective. The analysis covered performance for the calendar year 2019.

In addition, the report analyzed each Fund’s expenses relative to a smaller group of comparable funds selected by Broadridge. These “peer groups” of comparable funds were composed of funds with similar investment objectives that were distributed in a similar manner to the Funds (e.g., funds with similar distribution platforms and that are sold as part of a multi-asset solution program).

Because these peer groups contained a limited number of funds, the Board requested that Broadridge prepare “supplemental peer groups” that included funds that are available outside of multi-asset solution programs and received the results of these supplemental peer groups. As a general matter, the “supplemental peer groups” were not significantly larger than the original peer groups and the quintile rankings for the Funds in the original peer groups as compared to the rankings in the supplemental peer groups were very similar. As such, the information presented under “Fund Expenses” below is from the original peer group.

The Board noted meaningful differences between the peer groups and the Funds. Specifically, some of the funds in the peer groups have a larger asset base and longer performance history than the Funds. In addition, some of the funds in the peer groups are distributed through propriety sales channels, while the Funds are distributed through non-proprietary channels. Despite these differences, the Board concluded that the Broad-ridge report was helpful in the review process.

In addition, the Board’s deliberations were also informed by meetings that the Board had held since the establishment of the Funds with officers of Morningstar and certain Subadvisers.

Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. More information about the Independent Trustees and their role is available at https://www.morningstar.com/company/morningstar-funds-governance.

Factors Considered

In making their determination, the Board considered multiple factors. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors.

The factors considered included:

●	The investment performance of each Fund and the performance of Morningstar and each Subadviser in achieving this performance.

●	Whether each Fund had operated in accordance with its investment objective.

●	The fairness of the compensation under the Investment Advisory Agreement and Subadvisory Agreements.

●	The expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and existing fee waivers and expense reimbursements.

●	Morningstar’s investment principles.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

●	The nature, extent and quality of services that Morningstar and each Subadviser provided and would be expected to provide to each Fund.

●

The background, experience, personnel, operations, technology, policies, procedures and compliance functions of Morningstar and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.

●	The compatibility of each Subadviser’s operations, policies, procedures and compliance functions with those of Morningstar and other service providers to the Funds.

●

The Chief Compliance Officer’s review of the compliance programs and capabilities of Morningstar and of each Subadviser, including the policies and procedures in place to address actual and potential conflicts of interest.

●	Morningstar’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers to each Fund.

●	The use of derivatives and other complex instruments to carry out each Fund’s investment goals.

●	Each Subadviser’s risk management program.

●	Profitability matters and economies of scale.

The following discussion reviews some of the primary components of the Board’s decision to approve the renewal of the agreements. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

Services Provided

The Board reviewed each Fund’s investment goal, Morningstar’s and each Subadviser’s investment strategy to achieve that goal, and Morningstar’s and each Subadviser’s success in achieving, and ability to continue to achieve, that investment strategy.

The Board considered Morningstar’s investment principles, as well as Morningstar’s values and culture. They concluded that the principles were consistent with shareholder interests and, in light of Morningstar’s values and culture, believe Morningstar has, and will continue to be able to, manage the Funds in a manner consistent with those principles.

The Board took note of Morningstar’s responsibilities as the investment adviser to each Fund which include:

●	Performance of due diligence of each Subadviser’s risk management, operations, trading activities, technology and financial condition.

●	Oversight and monitoring of the day-to-day investment activities of the Subadvisers and the ongoing assessment of their performance.

●	Portfolio construction for each Fund, involving asset allocation among Subadvisers, exchange-traded funds, cash and other investments.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

•	Provision of investment oversight in certain instances.

•	Risk management.

•	Oversight and monitoring of the Subadvisers’ compliance with the investment mandate, compliance policies and procedures and federal securities laws.

•	Reporting to the Board.

•	The implementation of the Board’s directives with regard to the Funds.

With respect to the services provided by the Subadvisers, the Board took note of the responsibilities that each Subadviser has with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of each Fund’s assets and ensuring compliance with the investment policies and limitations. The Board considered the performance of the Subadvisers in managing the Funds. The Board considered Morningstar’s rationale for recommending the continued retention of each Subadviser.

The Board considered other investment advisory services offered by Morningstar and each Subadviser; the Board reviewed the allocation of assets and expenses among these services, as well as their fees, the reasons for differences in fees and any potential conflicts in connection with providing these services.

Based on their review, the Board was satisfied with the nature, extent and quality of the overall services provided and to be provided by Morningstar and each Subadviser. The Board was confident in the abilities of Morningstar and each Subadviser to continue to implement the respective investment strategy and to continue to provide quality services to each Fund.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

Investment Performance

Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to its index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds.

The Board also considered whether each Fund had operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance. The Board took into account discussions at Board meetings since the launch of the Funds with representatives of Morningstar about Fund investment performance.

In addition to reviewing absolute and relative Fund performance, the Board periodically considers the appropriateness of Fund performance metrics in evaluating the results achieved. The Board periodically reviews the performance benchmarks for each Fund recommended by Morningstar and the process used by Morningstar to develop its benchmark recommendations; the Board also periodically reviews how these benchmarks are used to evaluate the performance of each Fund, of Morningstar and of each Subadviser.

A summary of the Board’s review of each Fund’s performance follows:

Morningstar Alternatives Fund – The Fund had total returns in the second-lowest performing quintile of multialternative funds (i.e., 4th out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund outperformed the 3-month U.S. Treasury Bill Index. The Fund had strong risk-adjusted performance; the Fund had the highest Sharpe Ratio in the category. The Board discussed with Morningstar the reasons for the relative underperformance. The Board noted that a lower risk profile was consistent with the Fund’s objective. In light of the Fund’s objective and given the strong risk-adjusted performance, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Defensive Bond Fund – The Fund had total returns in the lowest performing quintile of short-term bond funds (i.e., 5th out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund underperformed the Bloomberg Barclays U.S. Aggregate 1-3 Year Index. While the Fund’s volatility was below average, its risk-adjusted return was also below average. The Board discussed with Morningstar the reasons for the underperformance, which primarily was due to the Fund’s expected defensive positioning. The Board also took into account the limited performance history of the Fund when evaluating the overall performance of the Fund. Given these considerations, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Global Income Fund – The Fund had total returns in the best performing quintile of world allocation funds (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund had strong risk-adjusted performance as well.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

However, the Fund underperformed its benchmark of the Morningstar Global Income Blended Index. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar International Equity Fund –The Fund had total returns in the second-best performing quintile of foreign large blend funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund outperformed its benchmark of the Morningstar Global Markets Ex-U.S. Index (net). However, the Fund’s risk-adjusted performance was below average. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Multisector Bond Fund – The Fund had total returns in the middle performing quintile of multisector bond funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund had unfavorable risk-adjusted performance, and it underperformed its benchmark of the Morningstar Multisector Bond Blended Index. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Municipal Bond Fund – The Fund had total returns in the second-lowest performing quintile of muni national intermediate funds (i.e., 4th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund outperformed its benchmark of the Morningstar Municipal Bond Blended Index. The Fund’s volatility was below average, and its risk-adjusted return was average. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Total Return Bond Fund – The Fund had total returns in the best performing quintile of intermediate core bond funds (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund outperformed its benchmark of the Bloomberg Barclays U.S. Aggregate Bond Index and had above-average risk-adjusted performance. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Unconstrained Allocation Fund – The Fund had total returns in the middle performing quintile of world allocation funds (i.e.,3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund outperformed its benchmark of the Morningstar Unconstrained Allocation Blended Index but had below-average risk-adjusted performance. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

Morningstar U.S. Equity Fund – The Fund had total returns in the second-lowest performing quintile of large blend funds (i.e., 4th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2019. The Fund underperformed its benchmark of the Morningstar U.S. Market Index and had below-average risk-adjusted performance. The Board noted the magnitude of the underperformance and discussed with Morningstar the reasons for the underperformance, which primarily were the underperformance of one of the Subadvisers and the underperformance of an energy-related ETF (exchange-traded fund) holding.

Morningstar discussed with the Board the steps that it had taken in light of the underperformance. It had instituted a heightened level of review of the Subadviser, and it had implemented changes to its procedures for review of all underperforming allocations. Morningstar also discussed with the Board potential alternatives if underperformance continues. Given Morningstar’s response to the underperformance and considering the limited performance history of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

The Cost of Services

The Board considered the cost of the services provided and to be provided and the losses realized by Morningstar and each Subadviser from a relationship with the Funds.

As requested by the Board, Morningstar provided profitability information for each Fund, as well as aggregate profitability information for all of the Funds, using a revenue and cost allocation methodology that was reviewed and discussed with the Board.

The Board noted that each Fund had incurred considerable expenses since its formation and that these expenses were largely absorbed by Morningstar through fee waivers and expense reimbursements. Beyond the waiver and reimbursement agreements, Morningstar paid certain start-up costs that otherwise could have been borne by the Funds.

The Board also considered the fees charged by Morningstar to other clients. The Board noted that Morningstar charges lower fees to some other clients but that the services provided to those accounts are not similar. Morningstar reviewed with the Board the broader scope of services it provides to the Funds, including management of cash flows as a result of redemptions and purchases, oversight of service providers, preparation of annual registration statement updates, preparation of financial information, and compliance with federal and state laws and regulations. These services require a higher level of infrastructure, including personnel, office space, technology and legal support. Morningstar also highlighted the significant business, reputational and other risks associated with launching, sponsoring and maintaining the Funds.

The Board noted that Morningstar does not have an affiliated entity providing transfer agent, custodial, broker-dealer, fund administration or other services to the Funds. Therefore, Morningstar does not generate additional fees for itself through Fund services provided by related entities. The lack of supplemental sources of revenue was a significant factor to the Trustees.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

With regard to the Subadvisers, the Board noted that the subadvisory fees are paid to each Subadviser by Morningstar and are not additional fees borne by each Fund. These fees were the product of arms-length negotiations between Morningstar and each Subadviser. As a result, the costs of the services and the profits of the Subadvisers from their relationships with the Funds were not a material factor in the Board’s consideration of the Subadvisory Agreements.

The Board considered other actual and potential benefits (often called “fall-out benefits”) that accrue to Morningstar and each of the Subadvisers from managing the Funds. These benefits include the acquisition and use of research services by the Subadvisers with commissions generated by the Funds (known as “soft dollar” arrangements). The Board noted that soft dollar arrangements may result in the Funds bearing costs to purchase research that may be used by the Subadvisers with other clients and may reduce the Subadvisers’ expenses. The Board also considered reviews undertaken by the Funds’ Chief Compliance Officer concluding that these arrangements are consistent with regulatory requirements. The Board noted that Morningstar itself does not use soft dollar arrangements.

The Board considered the substantial costs incurred by Morningstar related to the launch of the Funds and was satisfied that the profitability was not excessive as Morningstar did not generate profits with respect to the operations of any of the Funds.

Fund Expenses

The Board believes that fund expenses are an important factor because they directly affect shareholder returns. In reviewing fund expenses, the Board placed emphasis on total expenses as a percentage of assets (i.e., after fee waivers and expense reimbursements by Morningstar) because they represent the total costs to shareholders of investing in the Funds. However, the Board also considered the components of total expenses, namely the actual management fee paid (after fee waivers and expense reimbursements by Morningstar), transfer agent expenses, custodial expenses and other expenses. The Board also reviewed, but placed less emphasis on, the contractual management fee before waivers and expense reimbursements.

The Board noted that one of Morningstar’s investment principles for investment management is minimizing costs. In this regard, the Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of fee waivers and expense reimbursements by Morningstar.

In its review of fund expenses, the Board noted that, for seven of the nine Funds, total expenses as a percentage of average net assets were either at or below the median total expenses for a peer group of comparable funds. For one of these Funds, the Municipal Bond Fund, total expenses as a percentage of assets exceeded the peer group median by 0.008%. For the U.S. Equity Fund, total expenses exceeded the peer group median by 0.06%.

The Board noted that for all Funds, the actual management fee paid to Morningstar was below the peer group median for all Funds. Therefore, when total expenses exceeded the peer group, it was a result of non-management expenses. The Board noted that these expenses tend to decrease as assets increase and that many of the funds included in the peer groups had a higher level of assets. The Board discussed plans for increasing assets with Morningstar management as a way of reducing the total expense levels.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

Based upon its consideration of all these factors, the Trustees determined that the investment advisory and subadvisory fee structure for each Fund was fair and reasonable.

Economies of Scale

The Board considered economies of scale that may be realized by Morningstar and each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders, including through increased services to the Funds, through expense limitation arrangements, or through fee or expense ratio reductions (such as breakpoints in the fee schedule). The Board noted that Morningstar implemented an expense limitation arrangement which has been and will continue to be re-evaluated periodically.

The Board concluded that economies of scale were not a significant factor with regard to the management fee at this time given the current assets in the Funds and the limited operating history of the Funds and that the expense limitation arrangement is in effect. As noted earlier, as a percentage of assets, transfer agent, custodian and other expenses are expected to decline as assets increase.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of independent counsel—approved the renewal of the Agreements and concluded that the investment advisory and subadvisory fee structure provided for in the Agreements was fair and reasonable.

Morningstar Alternatives Fund

Please note, the below pertains to action taken by the Board of Trustees at the March 11, 2020 meeting in connection with BlackRock Financial Management, Inc. (“BlackRock”) being approved as a subadviser to the Morningstar Alternatives Fund. BlackRock commenced investment management of its portion of the assets of the Morningstar Alternatives Fund on June 8, 2020, joining Water Island Capital, LLC and SSI Investment Management LLC as a subadviser to the Morningstar Alternatives Fund.

Morningstar Funds Trust

Board Approval of Subadvisory and Sub-subadvisory Agreements

At a meeting of the Board of Trustees of the Trust (the “Board”) on March 11, 2020, the Board unanimously approved a new subadvisory agreement (the “Subadvisory Agreement”) between Morningstar Investment Management LLC (“Morningstar”) and BlackRock Financial Management, Inc. (“BlackRock”) for the Morningstar Alternatives Fund (the “Fund”). In connection with the Board’s approval of the Subadvisory Agreement, the Board also approved a related sub-subadvisory agreement between BlackRock and BlackRock International Limited (“BIL”), a wholly owned subsidiary of BlackRock, Inc. (the “BIL Agreement”). The discussion of

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

BlackRock and the Subadvisory Agreement should be read as encompassing information, as relevant, about BIL and the BIL Agreement. The Board determined that the Subadvisory Agreement, including the Subadvisory fees in the agreement, were fair and reasonable.

Prior to approving the Subadvisory Agreement, the Board considered materials and presentations related to the Subadvisory Agreement. Among the topics addressed by these materials and presentations were:

•	The services the Subadviser would provide to the Fund.

•	The proposed investment approach for the Fund to be carried out by the Subadviser.

•	The due diligence conducted on the Subadviser by Morningstar, and Morningstar’s reasons for recommending the Subadviser and Subadvisory Agreement.

•	The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities.

•	The proposed fees to be paid to the Subadviser.

Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. The Independent Trustees also met with and interviewed officers of Morningstar and the Subadviser.

Factors Considered

In making their determination, the Board considered multiple factors. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors.

The factors considered included:

•	The form of the proposed Subadvisory Agreement.

•	The nature, extent and quality of services that the Subadviser would provide to the Fund.

•

The background, experience, personnel, operations, technology, policies, procedures and compliance functions of the Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.

•	The Subadviser’s plans for the integration of their operations, policies, procedures and compliance functions with those of Morningstar and other proposed service providers to the Fund.

•	The impact that management of the Fund would have on the Subadviser.

•	The Chief Compliance Officer’s review of the compliance programs and capabilities of the Subadviser, including the policies and procedures in place to address potential conflicts of interest.

•	The proposed use of derivatives and other complex instruments to carry out the Fund’s investment goals.

•	The Subadviser’s risk management program.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

•	The fairness of the compensation under the proposed Subadvisory Agreement.

•	Profitability matters and economies of scale.

The following discussion reviews some of the primary components of the Board’s decision to approve the agreement. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

Services Provided

The Board reviewed the Fund’s investment goal, the Subadviser’s proposed investment strategy to achieve that goal, and the Subadviser’s ability to implement that investment strategy.

The Board took note of the responsibilities that the Subadviser would have with respect to the portion of the Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of the Fund’s assets and ensuring compliance with the investment policies and limitations. The Board considered the Subadviser’s performance managing other investment products, including other mutual funds, with similar investment strategies.

The Board reviewed the portfolio management team assigned to the Fund by the Subadviser and considered the team’s past performance and skills, along with overall staffing levels.

The Board considered other investment advisory services offered by the Subadviser; they reviewed the allocation of assets and expenses among these services, as well as their fees, the reasons for differences in fees and any potential conflicts in connection with providing these services.

Based on their review, the Board was satisfied with the nature, extent and quality of the overall services to be provided by the Subadviser to the Fund and its shareholders. The Board was confident in the abilities of the Subadviser to implement the proposed investment strategy and to provide quality services to the Fund and its shareholders.

Investment Performance

The Board noted that, as the Subadviser had not provided any services to the Fund, there was no investment performance of the Subadviser with respect to the Fund. As noted, the Board considered the investment performance of the Subadviser in managing other investment products, including other mutual funds, with similar investment strategies. The Board also considered the performance benchmarks for the Fund recommended by Morningstar, and how these benchmarks would be used to evaluate the performance of the Subadviser.

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Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)(continued)

The Costs of the Services and Fund Expenses

The Board considered the anticipated cost of the services to be provided and the anticipated profits to be realized by the Subadviser from their relationship with the Fund. The Board noted that it could not evaluate the Subadviser’s profitability with respect to the Fund since no assets had yet been allocated to the Subadviser.

In considering the appropriateness of the investment advisory fee to be charged to the Fund, the Board reviewed the proposed fee in light of the nature, extent and quality of the investment advisory services expected to be provided by Morningstar and the Subadviser, as discussed above. The Board considered the allocation of the investment advisory fee between Morningstar and the Subadviser in light of their respective responsibilities and noted that the Subadvisory fees would be paid by Morningstar to the Subadviser and would not be additional fees borne by the Fund. The Board also noted that the Subadvisory fees to be paid by Morningstar to the Subadviser were the product of arms-length negotiations between Morningstar and the Subadviser.

With respect to the impact on Morningstar’s profitability as a result of hiring the Subadviser as a Subadviser to the Fund, the Board considered the fee waiver and expense limitation arrangements in effect and Morningstar’s belief that the hiring of the Subadviser will not have any demonstrable impact on Morningstar’s profitability.

The Board considered other actual and potential benefits (often called “fall-out benefits”) that accrue to the Subadviser from managing the Fund. These benefits include the acquisition and use of research services by the Subadviser with commissions generated by the Fund (known as “soft dollar” arrangements). The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by the Subadviser with other clients and may reduce the Subadviser’s expenses. The Board also considered reviews undertaken by the Fund’s Chief Compliance Officer concluding that these arrangements are consistent with regulatory requirements.

Based upon its consideration of all these factors, the Board determined that the Subadvisory fee structure was fair and reasonable.

Economies of Scale

The Board considered economies of scale that may be realized by the Subadviser as the Fund grows larger and the extent to which these economies would be shared with the Fund’s shareholders. The Board noted that Morningstar had implemented an expense limitation arrangement which has been and will continue to be re-evaluated periodically. Because of the limiting operating history of the Fund, the Board concluded that economies of scale were difficult to evaluate at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of independent counsel— approved the Subadvisory Agreement and concluded that the Subadvisory fee structure provided for in the agreements was fair and reasonable.

Morningstar Funds Trust    April 30, 2020

Additional Information

Proxy Voting Policies and Proxy Voting Record

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the subadvisers. Each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are available, free of charge, by calling 877-626-3224. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by call 877-626-3224 and (2) on the SEC’s website at http://sec.gov.

Form N-PORT Disclosure

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT (and its predecessor form, Form N-Q) filings are available on the SEC’s website at http://www.sec.gov.

Morningstar Funds Trust is only available to citizens or legal residents of the United States or its territories through model portfolios designed and maintained by the Adviser.

Adviser

Morningstar Investment Management, LLC

22 West Washington Street

Chicago, Illinois 60602

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Prospectus

Please go to http://connect.rightprospectus.com/Morningstar to access the Morningstar Funds Trust prospectus.

Shareholder Rights

When you buy shares in a fund of the Morningstar Funds Trust, you become a shareholder of that fund. As a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. To learn more about the Board of Trustees please go to https://www.morningstar.com/company/morningstar- funds-governance.

This report is for the general information of the shareholders of the Morningstar Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Views, opinions, portfolio holdings and other information expressed or noted herein are as of the end of the reporting period and are subject to change. Such views and opinions are not to be viewed as investment advice.

Item 2. Code of Ethics.

(a)

As of April 30, 2020, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Barry P. Benjamin and Theresa Hamacher are the “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $300,000 in 2020 and $285,000 in 2019.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE in 2020 and NONE in 2019.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for RIC tax compliance and diversification review and tax return review are $242,850 in 2020 and $35,000 in 2019.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2020 and NONE in 2019.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on March 9, 2018, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for services rendered to the registrant and service affiliates for the last fiscal year was $242,850 in 2020 and $35,000 in 2019.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morningstar Funds Trust

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 7, 2020

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Principal Financial Officer)

Date: July 7, 2020